As Filed with the Securities and Exchange Commission on December 28, 2009
     Registrant No. 333-109579\811-21440

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	333-109579

Post-Effective Amendment No. 14	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑

Amendment No. 15	811-21440

(Check appropriate box or boxes)
TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN
(Exact name of Registrant)
TRANSAMERICA LIFE INSURANCE COMPANY
(Name of Depositor)
4333 Edgewood Road NE
Cedar Rapids, Iowa 52499
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, including Area Code: (610) 439-5253

(Name and complete address
of agent for service)	Copy to:

Frank A. Camp, Esq.	Frederick R. Bellamy, Esq.
Transamerica Life Insurance Company	Sutherland Asbill & Brennan LLP
4333 Edgewood Road, N.E.	1275 Pennsylvania Avenue, N.W.
Cedar Rapids, IA 52499	Washington, DC 20004-2415
It is proposed that this filing will become effective:
☐     immediately upon filing pursuant to paragraph (b)
☑     on December 29, 2009 pursuant to paragraph (b)
☐     60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐     on __________ pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
☐     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
          Title of securities being registered: Individual variable adjustable life insurance policies.

PART A

PROSPECTUS
January 1, 2010

ADVANTAGE X
issued through
Transamerica Corporate Separate Account Sixteen
by
Transamerica Life Insurance Company
Home Office:
4333 Edgewood Road NE
Cedar Rapids, IA 52499
1-888-804-8461    ●     1-319-355-8572

A Variable Adjustable Life Insurance Policy

This prospectus describes the Advantage X, a variable adjustable life insurance policy (the “Policy”) offered by Transamerica Life Insurance Company (“Transamerica Life,” “we,” or “us”), an AEGON company. A purchaser of a Policy (“owner”, “you” or “your”) may allocate amounts under the Policy to one or more of the subaccounts of the Transamerica Corporate Separate Account Sixteen (the “separate account”) or to the fixed account (which credits a specified guaranteed interest rate). Each subaccount invests its assets in one of the corresponding underlying fund portfolios listed on the following page.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.

Prospectuses for the portfolios must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Policy is not guaranteed to achieve its goal. The Policy involves risk, including possible loss of the amount invested and possible loss of insurance coverage.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

A I M Variable Insurance Funds
☐ AIM V.I. Dynamics Fund (Series I Shares)
☐ AIM V.I. Financial Services Fund (Series I Shares)
☐ AIM V.I. Global Health Care Fund (Series I Shares)
☐ AIM V.I. Small Cap Equity Fund (Series I Shares)
☐ AIM V.I. Technology Fund (Series I Shares)

American Funds Insurance Series
☐ AFIS Global Small Capitalization Fund (Class 2)
☐ AFIS Growth Fund (Class 2)
☐ AFIS International Fund (Class 2)
☐ AFIS New World Fund (Class 2)

DFA Investment Dimensions Group, Inc.
☐ DFA VA Global Bond Portfolio
☐ DFA VA International Small Portfolio
☐ DFA VA International Value Portfolio
☐ DFA VA U.S. Large Value Portfolio
☐ DFA VA Short-Term Fixed Portfolio
☐ DFA VA U.S. Targeted Value Portfolio

DWS Investments VIT Funds
☐ DWS Small Cap Index VIP (Class A)

Fidelity Variable Insurance Products Funds
☐ Fidelity VIP Balanced Portfolio (Initial Class)
☐ Fidelity VIP Contrafund® Portfolio (Initial Class)
☐ Fidelity VIP Growth Portfolio (Initial Class)
☐ Fidelity VIP Growth Opportunities Portfolio (Initial Class)
☐ Fidelity VIP High Income Portfolio (Initial Class)
☐ Fidelity VIP International Capital Appreciation Portfolio (Initial Class)
☐ Fidelity VIP Mid Cap Portfolio (Initial Class)

First Eagle Variable Funds, Inc.
☐ First Eagle Overseas Variable Fund

Ibbotson ETF Allocation Series
☐ Ibbotson Aggressive Growth ETF Asset Allocation Portfolio (Class 1)
☐ Ibbotson Balanced ETF Asset Allocation Portfolio (Class 1)
☐ Ibbotson Conservative ETF Asset Allocation Portfolio (Class 1)
☐ Ibbotson Growth ETF Asset Allocation Portfolio (Class 1)
☐ Ibbotson Income and Growth ETF Allocation Portfolio (Class 1)

Janus Aspen Series
☐ Janus Aspen Balanced Portfolio (Institutional Shares)
☐ Janus Aspen Enterprise Portfolio (Institutional Shares)(1)
☐ Janus Aspen Flexible Bond Portfolio (Institutional Shares)
☐ Janus Aspen Forty Portfolio (Institutional Shares)
☐ Janus Aspen Janus Portfolio (Institutional Shares)(2)
☐ Janus Aspen Overseas Portfolio (Institutional Shares)(3)
☐ Janus Aspen Worldwide Portfolio (Institutional Shares)(4)

PIMCO Variable Insurance Trust
☐ PIMCO VIT All Asset Portfolio (Administrative Class)
☐ PIMCO VIT All Asset Portfolio (Institutional Class)
☐ PIMCO VIT High Yield Portfolio (Institutional Class)
☐ PIMCO VIT Real Return Portfolio (Institutional Class)
☐ PIMCO VIT Short-Term Portfolio (Institutional Class)
☐ PIMCO VIT Total Return Portfolio (Institutional Class)

Royce Capital Fund
☐ Royce Micro-Cap Portfolio
☐ Royce Small-Cap Portfolio

Rydex Variable Trust
☐ Rydex Variable Trust Nova Fund
☐ Rydex Variable Trust NASDAQ-100® Fund

T. Rowe Price Equity Series, Inc.
☐ T. Rowe Price Blue Chip Growth Portfolio
☐ T. Rowe Price Equity Income Portfolio
☐ T. Rowe Price Mid-Cap Growth Portfolio
☐ T. Rowe Price New America Growth Portfolio

T. Rowe Price International Series, Inc.
☐ T. Rowe Price International Stock Portfolio

Third Avenue Variable Series Trust
☐ Third Avenue Value Portfolio

The Universal Institutional Funds, Inc.
☐ UIF U.S. Mid Cap Value Portfolio (Class I)

Van Eck Worldwide Insurance Trust
☐ Van Eck Worldwide Multi-Manager Alternatives Fund(5)

Vanguard® Variable Insurance Fund
☐ Vanguard® VIF Balanced Portfolio
☐ Vanguard® VIF Capital Growth Portfolio
☐ Vanguard® VIF Diversified Value Portfolio
☐ Vanguard® VIF Equity Income Portfolio
☐ Vanguard® VIF Equity Index Portfolio
☐ Vanguard® VIF Growth Portfolio
☐ Vanguard® VIF High Yield Bond Portfolio
☐ Vanguard® VIF International Portfolio
☐ Vanguard® VIF Mid-Cap Index Portfolio
☐ Vanguard® VIF Money Market Portfolio
☐ Vanguard® VIF REIT Index Portfolio
☐ Vanguard® VIF Short-Term Investment-Grade Portfolio
☐ Vanguard® VIF Small Company Growth Portfolio
☐ Vanguard® VIF Total Bond Market Index Portfolio
☐ Vanguard® VIF Total Stock Market Index Portfolio

(1)	Effective May 1, 2009, the Janus Aspen Mid Cap Growth Portfolio was renamed Janus Aspen Enterprise Portfolio.

(2)	Effective May 1, 2009, the Janus Aspen Large Cap Growth Portfolio was renamed Janus Aspen Janus Portfolio.

(3)	Effective May 1, 2009, the Janus Aspen International Growth Portfolio was renamed Janus Aspen Overseas Portfolio.

(4)	Effective May 1, 2009, the Janus Aspen Worldwide Growth Portfolio was renamed Janus Aspen Worldwide Portfolio.

(5)	Effective March 31, 2009, the Van Eck Worldwide Absolute Return Fund was renamed Van Eck Worldwide Multi-Manager Alternatives Fund.

TABLE OF CONTENTS

Policy Benefits/Risks Summary	1
Policy Benefits	1
The Policy in General	1
Flexible Premiums	1
Free-Look Period	1
Variable Life Insurance Benefit	2
Cash Value	2
Transfers	3
Loans	3
Partial Withdrawals and Surrenders	3
Tax Benefits	4
Personalized Illustrations	4
Policy Risks	4
Investment Risks	4
Risk of Lapse	4
Tax Risks (Income Tax and MEC)	4
Load Risk	5
Loan Risks	5
Risk of an Increase in Current Fees and Expenses	5
Risk of Agent/Registered Representative Action	5
Portfolio Risks	5
Fee Tables	6
Transaction Fees	6
Periodic Charges Other Than Portfolio Operating Expenses	7
Annual Portfolio Operating Expenses	9
Transamerica Life, The Separate Account, The Fixed Account and The Portfolios	17
Transamerica Life	17
The Separate Account	18
The Fixed Account	18
The Portfolios	19
Selection of the Underlying Portfolios	25
Addition, Deletion or Substitution of Portfolios	26
Your Right to Vote Portfolio Shares	26
Revenue We Receive	27
Charges and Deductions	28
Percent of Premium Load	28
Monthly Deduction	29
Monthly Contract Charge	30
Monthly Cost of Insurance Charge	30
Optional Term Insurance Rider	31
Mortality and Expense Risk Charge	31
Monthly Deferred Sales Load	31
Administrative Charges	32
Partial Withdrawal Charge	32

Loan Interest	32
Transfer Charge	32
Taxes	33
Portfolio Expenses	33
The Policy	33
Ownership Rights	33
Modifying the Policy	33
Purchasing a Policy	34
Replacement of Existing Insurance	34
When Insurance Coverage Takes Effect	35
Free-Look Period	35
Backdating a Policy	35
“Good Order” Requirements	35
Policy Features	36
Premiums	36
Allocating Premiums	36
Premium Flexibility	36
Planned Periodic Payments	37
Premium Limitations	37
Making Premium Payments	37
Transfers	37
General	37
Fixed Account Transfers	38
Disruptive Trading and Market Timing	38
Transfer Procedures	41
Asset Rebalancing Program	41
Third Party Asset Allocation Services	42
Policy Values	43
Cash Value	43
Net Cash Value	43
Subaccount Value	43
Accumulation Units	43
Accumulation Unit Value	44
Net Investment Factor	44
Fixed Account Value	45
Life Insurance Benefit	45
Life Insurance Benefit Options	45
Life Insurance Benefit Compliance Tests	47
Choosing a Life Insurance Benefit Option	49
Changing the Life Insurance Benefit Option	49
How Life Insurance Benefits May Vary in Amount	50
Changing the Face Amount	50
Decreasing the Face Amount	50
Increasing the Face Amount	50
Duration of the Policy	51

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Payment Options	51
Surrenders and Partial Withdrawals	51
Surrenders	51
Partial Withdrawals	53
Signature Verification	53
Loans	54
General	54
Interest Rate Charged	54
Loan Account Interest Rate Credited	54
Maximum Loan Account Interest Rate	55
Indebtedness	55
Repayment of Indebtedness	55
Effect of Policy Loans	55
Policy Lapse and Reinstatement	55
Lapse	55
Reinstatement	56
Policy Termination	56
Federal Income Tax Considerations	56
Introduction	56
Tax Status of the Policy	56
Tax Treatment of Policy Benefits	57
Other Policy Information	61
Payments We Make	61
Split Dollar Arrangements	61
Supplemental Benefits (Riders)	62
Term Insurance Rider	62
Experience Credits Rider	63
Additional Information	65
Sale of the Policies	65
State Variations	66
Legal Proceedings	66
Financial Statements	66
Table of Contents of the Statement of Additional Information	67
Glossary	68
Prospectus Back Cover
Personalized Illustrations of Policy Benefits	71
Inquiries	71

This Policy is not available in the State of New York.

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POLICY BENEFITS/RISKS SUMMARY	Advantage X

This summary describes the Policy’s important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General

•	The Advantage X is a variable adjustable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy’s cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

•	Under Transamerica Life’s current rules, the Policy will be offered to corporations and partnerships that meet the following conditions at issue:

•	A minimum of five (5) Policies are issued, each on the life of a different insured; or

•	The aggregate annualized first-year planned premium for all Policies is at least $100,000.

•	The Policy is designed to be long-term in nature in order to provide significant life insurance benefits. However, purchasing this Policy involves certain risks. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle.

•	Fixed Account. You may put your cash value in the fixed account where it earns at least 2.00% annual interest. We may declare higher rates of interest, but we are not obligated to do so. The fixed account is part of our general account.

•	Separate Account. You may also put your cash value in any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the inside front cover of this prospectus and under “The Portfolios” section. Money you place in a subaccount is subject to investment risk, and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

•	Supplemental Benefits (Riders). Supplemental riders, such as the Term Life Insurance Rider and the Experience Credits Rider, are available under the Policy. Depending on the riders you add, we may deduct a charge for the rider from the Policy’s cash value as part of the monthly deduction. These riders may not be available in all states.

Flexible Premiums

•	You select a premium payment plan, but the plan is flexible — you are not required to pay premiums according to the plan. You must pay an initial premium before insurance coverage is in force. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits.

•	You increase your risk of lapse if you do not regularly pay premiums; however, failing to pay premiums alone will not cause the Policy to lapse and paying the planned premiums will not guarantee that the Policy will remain in force. Under certain circumstances, extra premiums may be required to prevent lapse.

Free-Look Period

•	Unless we receive information or are notified otherwise at our home office, we will deem the Policy delivered to you 4 days after we mail the Policy. You may return the Policy for a refund, but only if you return it within a prescribed free-look period, which is generally 14 days after we mail the Policy or 10 days after the delivery of the Policy to you. Certain states may require a longer free-look period. The amount of the refund will be the greater of (a) the Policy’s cash value as of the date the Policy is returned to (and a written request to cancel the Policy is received in good order at) our home office, or (b) the amount of premiums

1

paid, less any partial withdrawals. During the free-look period, we will either (a) allocate the initial premium payment(s) to the subaccounts indicated on the application, or (b) hold the premiums paid in our general account or, if available, in the money market subaccount. If you decide to cancel your Policy during the free-look period, then we will treat the Policy as if it had never been issued.

Variable Life Insurance Benefit

•	If the insured dies while the Policy is in force, we will pay a life insurance benefit to the beneficiary(ies) subject to applicable law and the terms of the Policy. The amount of the life insurance benefit depends on the face amount of insurance you select (the “face amount”), the life insurance benefit option you choose, the tax compliance test you choose, and any additional insurance provided by riders you purchase.

•	Choice Among Life Insurance Benefit Options. You must choose one of three life insurance benefit options. We offer the following:

•	Option 1 is the greater of:

•	the face amount of the Policy, or

•	a limitation percentage multiplied by the Policy’s cash value on the date of the insured’s death.

•	Option 2 is the greater of:

•	the face amount of the Policy plus the Policy’s cash value on the date of the insured’s death, or

•	a limitation percentage multiplied by the Policy’s cash value on the date of the insured’s death.

•	Option 3 is the greater of:

•	the face amount of the Policy plus the cumulative premiums paid less cumulative partial withdrawals, or

•	a limitation percentage multiplied by the Policy’s cash value on the date of the insured’s death.

As used above, the term “limitation percentage” is used to determine the minimum life insurance benefit. The limitation percentage depends on which tax compliance test you choose. See the “Guideline Premium Test” and the “Cash Value Accumulation Test” tables set forth in the Life Insurance Benefit section of this prospectus for additional information.

We will reduce the life insurance benefit proceeds by any outstanding indebtedness and any due and unpaid charges. We will increase the life insurance benefit proceeds by any additional insurance benefits you add by rider. We may pay benefits under the Policy in a lump sum or under one of the settlement options set forth in the Policy.

The Policy allows you to choose between two life insurance tax compliance tests: the guideline premium test and the cash value accumulation test. You can choose either tax compliance test with any of the three life insurance benefit options. Your election may affect the amount of the life insurance benefit proceeds and the monthly deduction. Once chosen, the test may not be changed. You should consult a tax advisor when choosing a tax test.

•	Under current tax law, the life insurance benefit should generally be paid to the beneficiary free of any U.S. income tax obligations. Other taxes, such as estate taxes, may apply.

•	Change in Life Insurance Benefit Option and Face Amount. After the first Policy year, you may change the life insurance benefit option or increase or decrease the face amount by sending a written request to our home office. Any increase in face amount will require proof of insurability and will result in additional charges. Changes in life insurance benefit options may require proof of insurability. We do not allow changes between life insurance benefit options 2 and 3. Changing the life insurance benefit option or the face amount may have tax consequences.

Cash Value

•	Cash value is the sum of your Policy’s value in each subaccount, the fixed account, and the loan account. It is the starting point for calculating important values under the Policy, such as net cash value and the life insurance benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions and/or any outstanding loan amount(s).

2

Transfers

•	You can transfer cash value among the subaccounts and the fixed account subject to certain restrictions. You currently may make transfers in writing or by fax to our home office.

•	We reserve the right to charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

•	An asset rebalancing program is available.

•	After the first Policy year, you may make one transfer per Policy year from the fixed account. We must receive your request to transfer from the fixed account within 30 days after a Policy anniversary. The maximum amount that may be transferred is the greater of 25% of the then-current value of the fixed account or the amount transferred in the prior Policy year from the fixed account.

•	We reserve the right to impose severe restrictions on, or even eliminate the transfer privilege. See “Disruptive Trading and Market Timing.”

Loans

•	After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy of up to 90% of the net cash value on that date. We may permit a loan before the first Policy anniversary for Policies issued pursuant to a transfer of cash values from another life insurance policy under Section 1035 (a) of the Internal Revenue Code (the “Code”). The minimum loan amount is $500.

•	We currently charge interest of 2.75% annually in Policy Years 1-10, 2.69% annually in Policy Years 11-20, and 2.15% annually in Policy Years 21+ on any outstanding indebtedness. This charge may increase, but is guaranteed not to exceed 4.00%. Interest is added to the amount of the loan to be repaid.

•	To secure the loan, we transfer a portion of your cash value to the loan account. The loan account is part of our general account. We will credit 2.00% interest annually on amounts in the loan account.

•	Loans may have tax consequences. In particular, Federal income taxes and a penalty tax may apply to loans you take from or secure by the Policy if it is a modified endowment contract. See “Federal Income Tax Considerations.”

Partial Withdrawals and Surrenders

•	You may take partial withdrawals of cash value after the first Policy year. The amount of the withdrawal must be at least $500, and the remaining net cash value following a withdrawal may not be less than $500.

•	We reserve the right to deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) pro rata from each of the subaccounts and the fixed account.

•	The cash value and the net cash value will be reduced, as of the date of payment, by the amount of any partial withdrawal that you make, including any processing fee.

•	If you select life insurance benefit option 1, a partial withdrawal will reduce the face amount by the amount of the withdrawal. If you select life insurance benefit option 2, a partial withdrawal will not reduce the face amount. If you select life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawal minus the sum of the premiums paid; otherwise the face amount is not reduced. In no event will the face amount be reduced below $1,000.00.

•	You may fully surrender the Policy at any time before the insured’s death. Life insurance coverage will end. You will receive the net cash value. There are no surrender charges on this Policy, but there is a monthly deferred sales load in Policy years 2-7.

•	A partial withdrawal or surrender may have tax consequences.

3

Tax Benefits

A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

If the Policy satisfies the definition of life insurance under the Code, the life insurance benefit generally should be excludable from the taxable income of the recipient. In addition, you should not be deemed to be in constructive receipt of the cash value, and therefore should not be taxed on increases (if any) in the cash value until you take out a loan or partial withdrawal or surrender the Policy. Transfers between the subaccounts are not taxable transactions.

Personalized Illustrations

You may request personalized illustrations that reflect your own particular circumstances. These hypothetical illustrations may help you to:

•	understand the long-term effects of different levels of investment performances,

•	understand the charges and deductions under the Policy, and

•	compare the Policy to other life insurance policies.

These hypothetical illustrations also show the value of the annual premiums accumulated with interest and demonstrate that the net cash value may be low (compared to the premiums paid plus accumulated interest) especially if you surrender the Policy in the early Policy years. Therefore, you should not purchase the Policy as a short-term investment. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

Policy Risks

Investment Risks

You may allocate your Policy’s cash value to one or more subaccounts, which invest in a designated portfolio. You will be subject to the risk that the investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, we will credit your fixed account value with a declared rate of interest. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2.00%.

Risk of Lapse

Your Policy may lapse if loans, partial withdrawals, the monthly deductions and insufficient investment returns reduce the net cash value to zero. The Policy will enter a 62-day late period if on any monthly deduction day the net cash value (the cash value minus any outstanding indebtedness) is not enough to pay the monthly deduction due, and then your Policy will lapse unless you make a sufficient payment during the late period.

If you take a partial withdrawal or Policy loan, if you make changes in the life insurance benefit option or the face amount, or if you add, increase or decrease a rider, you may increase the risk of a lapse.

A Policy lapse may have adverse tax consequences.

You may reinstate this Policy within five years after it has lapsed (and before the insured reaches age 100), if the insured meets our insurability requirements and you pay the amount we require.

Tax Risks (Income Tax and MEC)

A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements. In the absence

4

of guidance, however, there is less certainty with respect to Policies issued on a substandard basis, particularly if you pay the full amount of premiums.

Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach age 59 1/2. All MECs that we (and/or our affiliates) issue to the same owner in the same calendar year are treated as one MEC for purposes of determining the amount includible in the owner’s income when taxable distribution occurs. If a Policy is not treated as a MEC, partial withdrawals, surrenders and loans generally will not be subject to tax to the extent of your investment in the Policy and amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. See “Federal Income Tax Considerations.” You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

Load Risk

The payment of higher premium amounts during the first Policy year will result in higher amounts being subject to the deferred sales charge in Policy years 2-7. When deciding upon the appropriate amount and timing of premium payments, you should consider the combined effect of the percent of premium load and the deferred sales charge.

Loan Risks

A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan account as collateral. We then credit a fixed interest rate of 2.00% to the loan account. As a result, the loan account does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rate credited to the fixed account, the effect could be favorable or unfavorable.

We currently charge an annual interest rate on Policy loans of 2.75% in Policy years 1-10, 2.69% in Policy years 11-20, and 2.15% in Policy years 21+, payable in arrears. This charge may increase, but it will not exceed 4.00%. Interest is added to the amount of the loan to be repaid.

A Policy loan could make it more likely that a Policy would lapse.

If a loan from a Policy is outstanding when the Policy is canceled or lapses, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy. A loan taken out from a Policy that is a MEC is taxed as if it were a withdrawal from the Policy.

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Risk of Agent/Registered Representative Actions

The registered representative/agent of record for your Policy may change your allocation instructions for you, and may make transfers among the subaccounts or from the subaccounts to the fixed account on your behalf. You will be bound by these actions of your registered representative/agent of record. You assume the risk that the registered representative/agent of record for your Policy will allocate premium or make transfers that you would not have made and/or that result in a reduction in cash value.

PORTFOLIO RISKS

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus. Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any of the portfolios will achieve its stated investment objective.

5

FEE TABLES

The following tables describe the fees and expenses that are payable (directly and indirectly) when buying and owning a Policy. If the amount of a charge depends on the personal characteristics of the insured or the owner, the fee table lists the minimum and maximum charges we assess under the Policy, as well as the fees and charges of a typical insured, with the characteristics set forth in the table. These charges may not be typical of the charges you will pay. (In certain cases, different charges apply to Policies issued before January 1, 2010; see footnotes below).

The first table describes the fees and expenses that are payable when buying the Policy, paying premiums, making partial withdrawals from the Policy or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees

		Amount Deducted	Amount Deducted
		Maximum Guaranteed	Current Charge at
	When Charge is	Charge the Policy	Time of Policy
Charge	Deducted	Allows	Issue

Percent of Premium Load[1]	Upon receipt of premium	15.00% of each premium received	12.00% of premium received up to target premium[2] and 0% of premium received in excess of target in Policy year 1; 9.00% of premium received up to target premium and 0% of premium received in excess of target in Policy years 2-4; 2.50% of premium received up to target premium and 0% of premium received in excess of target in Policy years 5-7; 2.10% of premium received up to target premium and 0% of premium received in excess of target in Policy years 8-10; and 0.50% of premium received up to target premium and 0% of premium received in excess of target in Policy years 11+.

Partial Withdrawal Charge	Upon withdrawal	$25.00	$0
Transfer Charge	Upon each transfer	$25.00 for each	$0
	beyond 12 transfers in any Policy year	transfer in excess of 12 per Policy year

1	Different current charges apply to Policies issued before January 1, 2010. For these policies, the highest current percent of premium load deduction is: 12.50% of premium received up to the target premium in Policy year 1; 11.00% of premium received up to the target premium in Policy years 2-4; 4.10% of premium received up to the target premium in Policy years 5-7; 2.10% of premium received up to the target premium in Policy years 8-10; 0.50% of premium received up to the target premium in Policy years 11+; and 2.80% current percent of premium load on excess of target premium for Policy years 1-30. The maximum guaranteed percent of premium load is 15.00% of each premium payment.

6

2	The “target premium” is not the planned premium that you intend to pay. The target premium is used to calculate the percent of premium load and monthly deferred sales charge. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract. Target premiums vary depending on the insured’s gender, issue age and underwriting class.

The table below describes the fees and expenses that a policy owner will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses

		Amount Deducted	Amount Deducted
		Maximum Guaranteed	Current Charge at
	When Charge is	Charge the Policy	Time of Policy
Charge	Deducted	Allows	Issue

Monthly Contract Charge[1]	On the effective date (date of issue) and on each monthly deduction day	$10.00 per month	$5.00 per month

Cost of Insurance[2]
(without extra ratings)[3]
• Minimum Charge	On the effective date and on each monthly deduction day	$0.04 per month per $1000 of net amount at risk[5] (Female, Non-Tobacco, Age 20, Medical Issue)	$0.0085 per month per $1000 of net amount at risk (Female, Non-Tobacco, Age 20, Medical Issue)
• Maximum Charge		$29.19 per month per $1000 of net amount at risk (Male, Tobacco, Age 99, Guaranteed Issue)	$21.25 per month per $1000 of net amount at risk (Male, Tobacco, Age 99, Guaranteed Issue)
• Charge for a Male, age 48, Guaranteed Issue, during the first Policy year		$0.29 per month per $1000 of net amount at risk	$0.02 per month per$1000 of net amount at risk

Cost of Insurance[2] if Experience Credits Rider is elected[4] (without extra ratings)[3]
• Minimum Charge	On the effective Date and on each monthly deduction day	$0.04 per month per $1000 of net amount at risk[5] (Female, Non-Tobacco, Age 20, Medical Issue)	$0.0102 per month per $1000 of net amount at risk (Female, Non-Tabacco, Age 20, Medical Issue)
• Maximum Charge		$29.19 per month per $1000 of net amount at risk (Male, Tobacco, Age 99, Guaranteed Issue)	$25.50 per monthper $1000 of netamount of risk(Male, Tobacco, Age 99, Guaranteed Issue)
• Charge for a Male, age 48, Guaranteed Issue, during the first Policy year		$0.29 per month per $1000 of net amount at risk	$0.025 per month per $1000 of net amount at risk

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		Amount Deducted	Amount Deducted
		Maximum Guaranteed	Current Charge at
	When Charge is	Charge the Policy	Time of Policy
Charge	Deducted	Allows	Issue

Mortality and Expense Risk Charge[6]	On the effective date and on each monthly deduction day	2.00% (annually) of the average cash value	0.75% (annually) of the average cash value in Policy years 1 — 30, 0.10% (annually) of the average cash value in Policy years 31+

Loan Interest Spread[7]	On Policy anniversary or earlier, as applicable[8]	2.00% (annually)	0.75% (annually) in Policy years 1 — 10; 0.69% (annually) in Policy years 11-20; and 0.15% (annually) in Policy years 21+

Monthly Deferred Sales Load[9]	On each monthly deduction day during Policy years 2-7	0.30% of all premium received in Policy year 1	0.250% of the premium received up to target premium in Policy year 1, and 0% of premium received in excess of target premium in Policy year 1

Term Life Insurance Rider[10]
• Minimum Charge	On the effective date (date of issue) and on each monthly deduction day	$0.04 per month per $1000 of net amount at risk	$0.0085 per month per $1000 of net amount at risk
• Maximum Charge		$29.19 per month per $1000 of net amount at risk	$25.68 per month per $1000 of net amount at risk
• Charge for a Male, age 48, Guaranteed Issue		$0.29 per month per $1000 of net amount at risk	$0.02 per month per $1000 of net amount at risk

1	For Policies issued prior to January 1, 2010, the monthly contract charge is $5.00 for Policy years 1 — 20. The highest current monthly contract charge is $5.00 per month in all Policy years. The maximum guaranteed charge is $10.00 per month in all Policy years.

2	Cost of insurance rates vary based on the insured’s age, sex, underwriting class and Policy duration. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy’s specifications page will indicate the guaranteed cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your registered representative or the home office listed on the back cover. Different current cost of insurance charges apply to Policies issued before January 1, 2010.

3	We may place an insured in a substandard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured presents additional mortality risks, we may add a surcharge to the cost of insurance rates.

4	If the Owner selects the experience credits rider, the cost of insurance charge is increased by 20% to fund a claims stabilization reserve. Overall Policy costs may be less over time if experience credits are paid due to better claims experience for the group of cases than anticipated. Please refer to the Supplemental Benefit Riders section for more details.

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5	The net amount at risk equals the life insurance benefit on a monthly deduction day, minus the cash value as of the monthly deduction day.

6	Different current mortality and expense risk charges apply to Policies issued before January 1, 2010. The highest current mortality and expense risk charge is 0.90% (annually) in Policy years 1-9; 0.15% (annually) in Policy years 10+. The maximum guaranteed charge for these Policies is 2.00% (annually) in all years.

7	The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed a maximum of 4.00% annually) and the amount of interest we credit to the amount in your loan account (the interest we credit to amounts in the loan account is 2.00% annually). See Maximum Loan Account Interest Rate.

8	While a Policy loan is outstanding, loan interest is charged in arrears on each Policy anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination or the insured’s death.

9	The charge on premium received in excess of target premium may be applicable where the contract is a modified endowment contract and qualifies as a life insurance contract. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract. Different current monthly deferred sales loads apply for Policies issued before January 1, 2010. The highest current monthly deferred sales load is 0.300% of the premium received up to target premium in Policy year 1 and 0.034% of premium received in excess of target premium in Policy year 1. The maximum guaranteed charge is 0.300% of all premium received in Policy year 1.

10	The charge for this rider varies based on the issue age, duration, sex and underwriting class, and face amount or net amount at risk. Charges based on actual age may increase as the insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about your rider charges by contacting your registered representative or the home office listed on the back cover. Different term life insurance rider charges apply to Policies issued before January 1, 2009.

The following table shows the lowest and highest total operating expenses (before any fee waiver or expense reimbursement) charged by any of the portfolios for the fiscal year ended December 31, 2008. These expenses may be different in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses	Lowest	Highest

(total of all expenses that are deducted from portfolio assets, including management fees, distribution (12b-1) and other expenses)	0.14%	4.86%

Annual Portfolio Operating Expenses
(expenses deducted from portfolio assets)

The purpose of this table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios for the fiscal year ended December 31, 2008 (except as noted in the footnotes). The information in this table (and in the footnotes thereto) was provided to Transamerica Life by the applicable portfolio. Transamerica Life has not independently verified such information. Expenses of the portfolios may be higher or lower in the future. The percentages given are annual rates. For more information on the portfolio expenses described in this table, see the portfolio prospectuses, which accompany this prospectus.

9

				Acquired		Fees and
				Fund		Expenses	Total
				Fees	Gross Total	Contractually	Net
	Management	Other	12b-1	and	Annual	Waived or	Annual
Portfolio	Fees	Expenses	Fees	Expenses	Expenses	Reimbursed[46]	Expenses

AIM V.I. Dynamics Fund (Series I Shares)[1,5]	0.75%	0.47%	NA	0.00%	1.22%	0.00%	1.22%
AIM V.I. Financial Services Fund (Series I Shares)[1,3,4,5]	0.75%	0.48%	NA	0.01%	1.24%	0.01%	1.23%
AIM V.I. Global Health Care Fund (Series I Shares)[1,3,4,5]	0.75%	0.38%	NA	0.01%	1.14%	0.01%	1.13%
AIM V.I. Small Cap Equity Fund (Series I Shares)[2,4,5]	0.75%	0.34%	NA	0.01%	1.10%	0.00%	1.10%
AIM V.I. Technology Fund (Series I Shares)[1,3,4,5]	0.75%	0.41%	NA	0.01%	1.17%	0.01%	1.16%
AFIS Global Small Capitalization Fund (Class 2)[6]	0.71%	0.03%	0.25%	NA	0.99%	0.00%	0.99%
AFIS Growth Fund (Class 2)[6]	0.32%	0.01%	0.25%	NA	0.58%	0.00%	0.58%
AFIS International Fund (Class 2)[6]	0.49%	0.03%	0.25%	NA	0.77%	0.00%	0.77%
AFIS New World Fund (Class 2)[6]	0.76%	0.05%	0.25%	NA	1.06%	0.00%	1.06%
DFA VA Global Bond Portfolio	0.25%	0.06%	NA	NA	0.31%	0.00%	0.31%
DFA VA International Small Portfolio	0.50%	0.12%	NA	NA	0.62%	0.00%	0.62%
DFA VA International Valule Portfolio	0.40%	0.07%	NA	NA	0.47%	0.00%	0.47%
DFA VA Short-Term Fixed Portfolio	0.25%	0.06%	NA	NA	0.31%	0.00%	0.31%
DFA VA U.S. Large Value Portfolio	0.25%	0.03%	NA	NA	0.28%	0.00%	0.28%
DFA VA U.S. Targeted Value Portfolio	0.35%	0.06%	NA	NA	0.41%	0.00%	0.41%
DWS Small Cap Index VIP (Class A)[7,8]	0.35%	0.19%	NA	NA	0.54%	0.00%	0.54%
Fidelity VIP Balanced Portfolio (Initial Class)	0.41%	0.14%	NA	NA	0.55%	0.00%	0.55%
Fidelity VIP Contrafund® Portfolio (Initial Class)[9]	0.56%	0.10%	NA	NA	0.66%	0.00%	0.66%
Fidelity VIP Growth Portfolio (Initial Class)[10]	0.56%	0.12%	NA	NA	0.68%	0.00%	0.68%
Fidelity VIP Growth Opportunities Portfolio (Initial Class)	0.56%	0.15%	NA	NA	0.71%	0.00%	0.71%
Fidelity VIP High Income Portfolio (Initial Class)[11]	0.57%	0.14%	NA	NA	0.71%	0.00%	0.71%
Fidelity VIP International Capital Appreciation Portfolio (Initial Class)[12,13]	0.71%	0.83%	NA	NA	1.54%	0.00%	1.54%
Fidelity VIP Mid Cap Portfolio (Initial Class)[14]	0.56%	0.12%	NA	NA	0.68%	0.00%	0.68%
First Eagle Overseas Variable Fund	0.75%	0.32%	0.25%	NA	1.32%	0.00%	1.32%
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio (Class 1)[15,16]	0.45%	2.55%	NA	0.20%	3.20%	2.52%	0.68%

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				Acquired		Fees and
				Fund		Expenses	Total
				Fees	Gross Total	Contractually	Net
	Management	Other	12b-1	and	Annual	Waived or	Annual
Portfolio	Fees	Expenses	Fees	Expenses	Expenses	Reimbursed[46]	Expenses

Ibbotson Balanced ETF Asset Allocation Portfolio (Class 1)[17,18]	0.45%	0.70%	NA	0.17%	1.32%	0.68%	0.64%
Ibbotson Conservative ETF Asset Allocation Portfolio (Class 1)[19,20]	0.45%	1.78%	NA	0.15%	2.38%	1.75%	0.63%
Ibbotson Growth ETF Asset Allocation Portfolio (Class 1)[21,22]	0.45%	0.60%	NA	0.18%	1.23%	0.57%	0.66%
Ibbotson Income and Growth ETF Allocation Portfolio (Class 1)[23,24]	0.45%	1.66%	NA	0.16%	2.27%	1.63%	0.64%
Janus Aspen Balanced Portfolio (Institutional Shares)[25,26]	0.55%	0.02%	NA	0.00%	0.57%	0.00%	0.57%
Janus Aspen Enterprise Portfolio (Institutional Shares)[25,26,27]	0.64%	0.03%	NA	0.00%	0.67%	0.00%	0.67%
Janus Aspen Flexible Bond Portfolio (Institutional Shares)[25,26,28]	0.54%	0.06%	NA	0.00%	0.60%	0.00%	0.60%
Janus Aspen Forty Portfolio (Institutional Shares)[25,26]	0.64%	0.03%	NA	0.01%	0.68%	0.00%	0.68%
Janus Aspen Janus Portfolio (Institutional Shares)[25,26,29]	0.64%	0.02%	NA	0.01%	0.67%	0.00%	0.67%
Janus Aspen Overseas Portfolio (Institutional Shares)[25,26,30]	0.64%	0.05%	NA	0.00%	0.69%	0.00%	0.69%
Janus Aspen Worldwide Portfolio (Institutional Shares)[25,26,31,32]	0.50%	0.03%	NA	0.00%	0.53%	0.00%	0.53%
PIMCO VIT All Asset Portfolio (Administrative Class)[33,35,36,37,38]	0.43%	0.15%	NA	0.76%	1.34%	0.02%	1.32%
PIMCO VIT All Asset Portfolio (Institutional Class)[33,35,36,37,38]	0.43%	0.00%	NA	0.76%	1.19%	0.02%	1.17%
PIMCO VIT High Yield Portfolio (Institutional Class)[33]	0.60%	0.00%	NA	0.00%	0.60%	0.00%	0.60%
PIMCO VIT Real Return Portfolio (Institutional Class)[33,34]	0.50%	0.07%	NA	0.00%	0.57%	0.00%	0.57%
PIMCO VIT Short-Term Portfolio (Institutional Class)[33]	0.45%	0.00%	NA	0.00%	0.45%	0.00%	0.45%
PIMCO VIT Total Return Portfolio (Institutional Class)[33,34]	0.50%	0.23%	NA	0.00%	0.73%	0.00%	0.73%
Royce Micro-Cap Portfolio	1.25%	0.07%	NA	NA	1.32%	0.00%	1.32%
Royce Small-Cap Portfolio	1.00%	0.07%	NA	NA	1.07%	0.00%	1.07%
Rydex Variable Trust NASDAQ-100® Fund	0.75%	0.80%	NA	NA	1.55%	0.00%	1.55%
Rydex Variable Trust Nova Fund	0.75%	0.77%	NA	NA	1.52%	0.00%	1.52%
T. Rowe Price Blue Chip Growth Portfolio	0.85%	0.00%	NA	NA	0.85%	0.00%	0.85%
T. Rowe Price Equity Income Portfolio	0.85%	0.00%	NA	NA	0.85%	0.00%	0.85%
T. Rowe Price International Stock Portfolio	1.05%	0.00%	NA	NA	1.05%	0.00%	1.05%
T. Rowe Price Mid-Cap Growth Portfolio	0.85%	0.00%	NA	NA	0.85%	0.00%	0.85%

11

				Acquired		Fees and
				Fund		Expenses	Total
				Fees	Gross Total	Contractually	Net
	Management	Other	12b-1	and	Annual	Waived or	Annual
Portfolio	Fees	Expenses	Fees	Expenses	Expenses	Reimbursed[46]	Expenses

T. Rowe Price New America Growth Portfolio	0.85%	0.00%	NA	NA	0.85%	0.00%	0.85%
Third Avenue Value Portfolio	0.90%	0.34%	NA	NA	1.24%	0.00%	1.24%
UIF U.S. Mid Cap Value Portfolio (Class I)[39,40]	0.72%	0.29%	NA	0.01%	1.02%	0.00%	1.02%
Van Eck Worldwide Multi-Manager Alternatives Fund[41,42]	2.50%	2.23%	NA	0.13%	4.86%	2.59%	2.27%
Vanguard® VIF Balanced Portfolio	0.14%	0.11%	NA	NA	0.25%	0.00%	0.25%
Vanguard® VIF Capital Growth Portfolio	0.23%	0.19%	NA	NA	0.42%	0.00%	0.42%
Vanguard® VIF Diversified Value Portfolio	0.23%	0.14%	NA	NA	0.37%	0.00%	0.37%
Vanguard® VIF Equity Income Portfolio	0.16%	0.13%	NA	NA	0.29%	0.00%	0.29%
Vanguard® VIF Equity Index Portfolio	0.10%	0.04%	NA	NA	0.14%	0.00%	0.14%
Vanguard® VIF Growth Portfolio	0.20%	0.15%	NA	NA	0.35%	0.00%	0.35%
Vanguard® VIF High Yield Bond Portfolio	0.15%	0.09%	NA	NA	0.24%	0.00%	0.24%
Vanguard® VIF International Portfolio	0.25%	0.21%	NA	NA	0.46%	0.00%	0.46%
Vanguard® VIF Mid-Cap Index Portfolio	0.19%	0.05%	NA	NA	0.24%	0.00%	0.24%
Vanguard® VIF Money Market Portfolio[45]	0.11%	0.05%	NA	NA	0.16%	0.00%	0.16%
Vanguard® VIF REIT Index Portfolio	0.24%	0.06%	NA	NA	0.30%	0.00%	0.30%
Vanguard® VIF Short-Term Investment-Grade Portfolio	0.10%	0.05%	NA	NA	0.15%	0.00%	0.15%
Vanguard® VIF Small Company Growth Portfolio	0.18%	0.15%	NA	NA	0.33%	0.00%	0.33%
Vanguard® VIF Total Bond Market Index Portfolio	0.11%	0.05%	NA	NA	0.16%	0.00%	0.16%
Vanguard® VIF Total Stock Market Index Portfolio[43,44]	0.11%	0.05%	NA	NA	0.16%	0.00%	0.16%

1	The fund’s advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund’s board of trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.

12

2	The fund’s advisor has contractually agreed, through at least April 30, 2010, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.15% of average daily net assets. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund’s board of trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the fund.

3	Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund’s investment in those investment companies. As a result, the Net Annual Fund Operating Expenses listed above may exceed the expense limit numbers. The impact of the acquired fund fees and expense are included in the total returns of the fund.

4	The fund’s advisor has contractually agreed, through at least April 30, 2010, to waive the advisory fee payable by the fund in an amount equal to 100% of the net advisory fees Invesco Aim receives from the affiliated money market funds on investments by the fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. The fee waiver reflects this agreement.

5	Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the fund’s average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.

6	The Series’ investment adviser waived a portion of its management fee from September 1, 2004 through December 31, 2008. Management fees and total expenses in the table do not reflect any waivers. Information regarding the effect of any waiver on total annual fund operating expenses can be found in the portfolio’s prospectus in the Financial Highlights table and annual report.

7	“Other Expenses” includes an administrative services fee paid to the advisor in the amount of 0.10% of average daily net assets.

8	Through September 30, 2009, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund’s operating expenses at 0.51% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

9	A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the fund’s custodian expenses. Including these reductions, the total class operating expenses would have been 0.65%. These offsets may be discontinued at any time.

10	A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the fund’s custodian expenses. Including these reductions, the total class operating expenses would have been 0.67%. These offsets may be discontinued at any time.

11	Through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the fund’s custodian expenses. Including these reductions, the total class operating expenses would have been 0.70%. These offsets may be discontinued at any time.

12	The fund’s manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain security lending costs, brokerage commissions and extraordinary expenses), as a percentage of its average net assets, exceed 1.10%. This arrangement can be discontinued by the fund’s manager at any time.

13

13	A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund’s expenses. Including this reduction, the total class operating expenses would have been 0.91%. These offsets may be discontinued at any time.

14	A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the fund’s custodian expenses. Including these reductions, the total class operating expenses would have been 0.67%. These offsets may be discontinued at any time.

15	The portfolio’s shareholders indirectly bear the expenses of the underlying ETFs in which the portfolio invests. The portfolio’s indirect expenses of investing in the underlying ETFs represents the portfolio’s pro rata portion of the cumulative expenses charged by the underlying ETFs based on the portfolio’s average invested balance in each underlying ETF, the number of days invested, and each underlying ETF’s net annual fund operating expenses for the fiscal period ending December 31, 2008. The operating expenses in this fee table will not correlate to the expense ratio in the portfolio’s financial statements (or the financial highlights in the portfolio’s prospectus) because the financial statements include only the direct operating expenses incurred by the portfolio, not the indirect costs of investing in the underlying ETFs. Excluding the indirect costs of investing in the underlying ETFs, Total Annual Fund Operating Expenses for Class I are 3.00%.

16	The advisor and subadvisor have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses and extraordinary expenses, do not exceed a maximum of 0.48% of Class I shares average daily net assets through April 30, 2010. The addition of excluded expenses may cause the portfolio’s Total Annual Fund Operating Expenses to exceed the maximum amounts of 0.48% for Class I agreed to by the advisor and subadvisor.

17	The portfolio’s shareholders indirectly bear the expenses of the underlying ETFs in which the Portfolio invests. The portfolio’s indirect expenses of investing in the underlying ETFs represents the portfolio’s pro rata portion of the cumulative expenses charged by the underlying ETFs based on the portfolio’s average invested balance in each underlying ETF, the number of days invested, and each underlying ETF’s net annual fund operating expenses for the fiscal period ending December 31, 2008. The operating expenses in this fee table will not correlate to the expense ratio in the portfolio’s financial statements (or the financial highlights in the portfolio’s prospectus) because the financial statements include only the direct operating expenses incurred by the portfolio, not the indirect costs of investing in the underlying ETFs. Excluding the indirect costs of investing in the underlying ETFs, Total Annual Fund Operating Expenses for Class I are 1.15%.

18	The advisor and subadvisor have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses and extraordinary expenses, do not exceed a maximum of 0.48% of Class I shares average daily net assets through April 30, 2010. The addition of excluded expenses may cause the portfolio’s Total Annual Fund Operating Expenses to exceed the maximum amounts of 0.48% for Class I agreed to by the advisor and subadvisor.

19	The portfolio’s shareholders indirectly bear the expenses of the underlying ETFs in which the portfolio invests. The portfolio’s indirect expenses of investing in the underlying ETFs represents the portfolio’s pro rata portion of the cumulative expenses charged by the underlying ETFs based on the portfolio’s average invested balance in each underlying ETF, the number of days invested, and each underlying ETF’s net annual fund operating expenses for the fiscal period ending December 31, 2008. The operating expenses in this fee table will not correlate to the expense ratio in the portfolio’s financial statements (or the financial highlights in the portfolio’s prospectus) because the financial statements include only the direct operating expenses incurred by the portfolio, not the indirect costs of investing in the underlying ETFs. Excluding the indirect costs of investing in the underlying ETFs, Total Annual Fund Operating Expenses for Class I are 2.23%.

20	The advisor and subAdvisor have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses and extraordinary expenses, do not exceed a maximum of 0.48% of Class I shares average daily net assets through April 30, 2010. The addition of excluded expenses may cause the portfolio’s Total Annual Fund Operating Expenses to exceed the maximum amounts of 0.48% for Class I.

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21	The portfolio’s shareholders indirectly bear the expenses of the underlying ETFs in which the portfolio invests. The portfolio’s indirect expenses of investing in the underlying ETFs represents the portfolio’s pro rata portion of the cumulative expenses charged by the underlying ETFs based on the portfolio’s average invested balance in each underlying ETF, the number of days invested, and each underlying ETF’s Net Annual Fund Operating Expenses for the fiscal period ending December 31, 2008. The operating expenses in this fee table will not correlate to the expense ratio in the portfolio’s financial statements (or the financial highlights in the portfolio’s prospectus) because the financial statements include only the direct operating expenses incurred by the portfolio, not the indirect costs of investing in the underlying ETFs. Excluding the indirect costs of investing in the underlying ETFs, Total Annual Fund Operating Expenses for Class I are 1.05%.

22	The Advisor and SubAdvisor have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses and extraordinary expenses, do not exceed a maximum of 0.48% of Class I shares average daily net assets through April 30, 2010. The addition of excluded expenses may cause the Portfolio’s Total Annual Fund Operating Expenses to exceed the maximum amounts of 0.48% for Class I agreed to by the Advisor and SubAdvisor.

23	The portfolio’s shareholders indirectly bear the expenses of the underlying ETFs in which the portfolio invests. The portfolio’s indirect expenses of investing in the underlying ETFs represents the portfolio’s pro rata portion of the cumulative expenses charged by the underlying ETFs based on the portfolio’s average invested balance in each underlying ETF, the number of days invested, and each underlying ETF’s Net Annual Fund Operating Expenses for the fiscal period ending December 31, 2008. The operating expenses in this fee table will not correlate to the expense ratio in the portfolio’s financial statements (or the financial highlights in the portfolio’s prospectus) because the financial statements include only the direct operating expenses incurred by the portfolio, not the indirect costs of investing in the underlying ETFs. Excluding the indirect costs of investing in the underlying ETFs, Total Annual Fund Operating Expenses for Class I are 2.11%.

24	The advisor and subadvisor have contractually agreed to jointly waive its management fee and subadvisory fee, respectively, and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses and extraordinary expenses, do not exceed a maximum of 0.48% of Class I shares average daily net assets through April 30, 2010. The addition of excluded expenses may cause the portfolio’s Total Annual Fund Operating Expenses to exceed the maximum amounts of 0.48% for Class I agreed to by the advisor and subadvisor.

25	The “Management Fee” is the investment advisory fee rate paid by each portfolio to Janus Capital as of the end of the fiscal year. For Janus Aspen Worldwide Portfolio, this fee may go up or down monthly based on the Portfolio’s performance relative to its benchmark index over the performance measurement period.

26	“Acquired Fund” means any underlying portfolio (including, but not limited to, exchange-traded funds) in which a portfolio invests or has invested during the period. Amounts less than 0.01%, if applicable, are included in Other Expenses.

27	Effective May 1, 2009, the name of the Janus Aspen Mid Cap Growth Portfolio (Institutional Shares) was changed to Janus Aspen Enterprise Portfolio (Institutional Shares).

28	Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive certain portfolios’ total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least May 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the “Management Expenses” section of the portfolios’ prospectus.

29	Effective May 1, 2009, the name of the Janus Aspen Large Cap Growth Portfolio (Institutional Shares) was changed to Janus Aspen Janus Portfolio (Institutional Shares).

30	Effective May 1, 2009, the name of the Janus Aspen International Growth Portfolio (Institutional Shares) was changed to Janus Aspen Overseas Portfolio (Institutional Shares).

31	Effective May 1, 2009, the name of the Janus Aspen Worldwide Growth Portfolio (Institutional Shares) was changed to Janus Aspen Worldwide Portfolio (Institutional Shares).

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32	Janus Aspen Worldwide Portfolio pays an investment advisory fee rate that adjusts up or down based upon the portfolio’s performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.60% for Janus Aspen Worldwide Portfolio, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced February 2007, and may increase or decrease the Management Fee. Refer to “Management Expenses” in the portfolio prospectus for additional information with further description in the portfolio’s statement of additional information.

33	“Management Fees” reflect an advisory fees and a supervisory and administrative fees payable by the Fund to PIMCO.

34	“Other Expenses” reflect interest expense. Interest expense is based on the amounts incurred during the portfolio’s most recent fiscal year as a result of entering into certain investment, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the portfolio for accounting purposes, but the amount of the interest expense (if any) will vary with the portfolio’s use of those investments (like reverse repurchase agreements) as an investment strategy.

35	Acquired Fund Fees and Expense (Underlying Fund Expenses) for the portfolio are based upon an allocation of the portfolio’s assets among the underlying funds and upon the total annual operating expenses of the Institutional Class shares of these underlying funds. Acquired Fund Fees and Expenses (Underlying Fund Expenses) will vary with changes in the expenses of the underlying funds, as well as allocation of the portfolio’s assets, and may be higher or lower than those shown above.

36	PIMCO has contractually agreed, for the All Asset Portfolio’s current fiscal year ending December 31, 2008, to reduce its advisory fee to the extent that the underlying fund expenses attributable to advisory and administrative fees exceed 0.64% of the total assets invested in underlying funds. PIMCO may recoup this waiver in future periods, not exceeding three years, provided total expenses, including such recoupment, does not exceed the annual expense limit.

37	The expense reduction, as described in footnote 4 of the portfolio’s prospectus at fees and expenses, is implemented based on a calculation of underlying fund expenses attributable to management fees that is different from the calculation of Acquired Fund Fees and Expenses (Underlying Fund Expenses) listed in the portfolio’s prospectus fees and expenses portfolio table and described in footnote 3 of the same table.

38	The Total Annual Portfolio Operating Expenses do not match the ratio of expense to average net assets of the portfolio, as set forth in the financial highlights table of the shareholder report, because the ratio of expenses to average net assets reflects the operating expenses of the portfolio and does not include underlying fund expenses.

39	Reflects rebate of certain portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were affected by less than 0.005%.

40	The portfolio may invest a portion of its assets in other investment companies (the ‘‘acquired funds”). The portfolio’s shareholders indirectly bear a pro rata portion of the expenses of the acquired funds in which the portfolio invests. “Acquired Funds Fees & Expenses” in this table is an estimate of those expenses. The estimate is based upon the average allocation of the portfolio’s investments in the acquired funds and upon the actual total operating expenses of the acquired funds (including any current waivers and expense limitations) for the fiscal year ended December 31, 2008. Actual acquired fund expenses incurred by the portfolio may vary with changes in the allocation of portfolio assets among the acquired funds and with other events that directly affect the expenses of the acquired funds. Since “Acquired Fund Fees & Expenses” in this table are not directly borne by the portfolio, they are not reflected in the portfolio”s financial statements, with the result that the information presented in the table will differ from that presented in the Financial Highlights section of the portfolio’s prospectus.

41	Effective May 1, 2009, the name of the Van Eck Worldwide Absolute Return Fund was changed to Van Eck Worldwide Multi-Manager Alternatives Fund.

42	For the period May 1, 2009 through April 30, 2010, the adviser has contractually agreed to waive fees and expenses (excluding interest, dividends paid on securities sold short, trading expenses, taxes and extraordinary

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expenses) to the extent Total Annual Fund Operating Expenses exceed 2.15% of average daily net assets. The agreement to limit the total Total Annual Fund Operating Expenses is limited to the fund’s direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the fund through its investments in underlying funds.

43	Although the portfolio is not expected to incur any net expenses directly, the portfolio’s shareholders indirectly bear the expenses of the underlying Vanguard funds (the “acquired funds”) in which the portfolio invests. This figure includes transaction costs (i.e., purchase and redemption fees), if any, imposed on the portfolio by the acquired funds. See The Portfolio and Vanguard in the portfolio’s prospectus.

44	The Total Annual Portfolio Operating Expensed shown in this table do not correlate to the expense ratio shown in the financial highlights table because that ratio does not included the Acquired Fund Fees and Expenses.

45	There can be no assurance that Vanguard® VIF Money Market Portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of Policy charges, the yield on the Vanguard® VIF Money Market Portfolio subaccount may become extremely low and possibly negative.

46	For certain portfolios, certain expenses were voluntarily reimbursed and/or certain fees were voluntarily waived during 2008. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these voluntary arrangement, annual portfolio operating expenses would have been:

						Fees
					Gross	and Expenses
				Acquired	Total	Voluntarily	Total Net
	Management	Other	12b-1	Fund Fees and	Annual	Waived or	Annual
Portfolio	Fees	Expenses	Fees	Expenses	Expenses	Reimbursed	Expenses

AFIS Global Small Capitalization Fund (Class 2)[i]	0.71%	0.03%	0.25%	NA	0.99%	0.07%	0.92%
AFIS Growth Fund (Class 2)[i]	0.32%	0.01%	0.25%	NA	0.58%	0.03%	0.55%
AFIS International Fund (Class 2)[i]	0.49%	0.03%	0.25%	NA	0.77%	0.05%	0.72%
AFIS New World Fund (Class 2)[i]	0.76%	0.05%	0.25%	NA	1.06%	0.08%	0.98%

i	The fund’s investment adviser waived a portion of its management fee from September 1, 2004 through December 31, 2008. Management fees and total expenses in the table do not reflect any waivers. Information regarding the effect of any waiver on total annual fund operating expenses can be found in the Financial Highlights table in the fund’s prospectus and in the fund’s annual report.

For information concerning compensation paid for the sale of the Policies, see “Sales of the Policies.”

TRANSAMERICA LIFE, THE SEPARATE ACCOUNT, THE FIXED ACCOUNT AND THE PORTFOLIOS

Transamerica Life

Transamerica Life Insurance Company (“Transamerica Life”) is the insurance company issuing the Policy. Transamerica Life’s home office is located at 4333 Edgewood Road NE, Cedar Rapids, IA 52499. We are obligated to pay all benefits under the Policy. Many financial services companies, including insurance companies, have been facing challenges in this unprecedented economic and market environment, and we are not immune to those challenges. We know it is important for you to understand how these events may impact your account value and our ability to meet the guarantees under the Policies.

Assets in the Separate Account.  You assume all of the investment risk for account value allocated to the subaccounts. Your cash value in the subaccounts is part of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. See “The Separate Account.”

Assets in the General Account.  Any guarantees under the Policies that exceed your cash value, such as those associated with any life insurance benefits, are paid from our general account (not the separate account). Therefore, any amounts that we may be obligated to pay under the Policies in excess of cash value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the separate

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account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the Policies supported by it. We issue other types of insurance policies and financial products as well and we pay our obligations under these products from our assets in the general account. The general account is subject to claims made on the assets of the insurance company. An investor should look to the strength of the insurance company with regard to the insurance company guarantees.

Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold sufficient amounts to cover actual or expected claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information.  We encourage both existing and prospective policy owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa — as well as the financial statements of the separate account — are located in the SAI. For a free copy of the SAI, simply call or write us at the phone number or address of our home office referenced earlier in this prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov.

The Separate Account

The separate account is a separate account of Transamerica Life, established under Iowa law. We own the assets in the separate account, and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

The separate account is divided into subaccounts, each of which invests in shares of a specific life insurance fund portfolio. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount’s own investment experience and not the investment experience of our other assets. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

The Fixed Account

The fixed account is part of Transamerica Life’s general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Transamerica Life has sole discretion over the investment of the fixed account’s assets. Transamerica Life bears the full investment risk for all amounts contributed to the fixed account. (Transamerica Life’s guaranteed interest rate for amounts in the fixed account is .16516% per month and is compounded monthly, the equivalent of 2% compounded annually.)

Money you place in the fixed account will earn interest compounded daily at the current interest rate in effect at the time of your allocation. We may declare current interest rates from time to time, at our discretion. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. You bear the risk that interest we credit will not exceed 2.0%.

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The fixed account has not been registered with the Securities and Exchange Commission, and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.

The Portfolios

The subaccounts of the separate account invest in shares of the corresponding portfolios. Each portfolio is part of a series fund, which is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

Each portfolio’s investment objective(s), policies and investment adviser (and where applicable, the investment sub-adviser) are summarized below. There is no assurance that any portfolio will achieve its stated objective. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency and, during periods of low interest rates, the yields of money market subaccounts may become extremely low and possibly negative. Certain portfolios may have investment objectives and policies similar to other mutual fund portfolios that are managed by the same investment adviser or sub-adviser that are available directly to the public (i.e., not through variable insurance products). The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. You can find more detailed information about the portfolios, including a description of risks, in the portfolio prospectuses. You may obtain a free copy of the portfolio prospectuses by contacting us at 1-888-804-8461. You should read the portfolio prospectuses carefully.

AIM Variable Insurance Funds
managed by Invesco Aim Advisors, Inc. It is anticipated that, on or about the end of the fourth quarter of 2009, the businesses of Invesco Aim and Invesco Global will be combined into Invesco Institutional, which will be renamed Invesco Advisers, Inc. The combined entity will serve as the fund’s investment adviser following the combination and will provide substantially the same services as are currently provided by the three entities. Further information about this combination will be posted on http://www.invescoaim.com on or about the closing date of the transaction.
• AIM V.I. Dynamics Fund (Series I Shares) seeks long-term capital growth by investing at least 65% of its assets in equity securities of mid-capitalization companies.

• AIM V.I. Financial Services Fund (Series I Shares) seeks capital growth by normally investing at least 80% of its assets in the equity securities of issuers engaged primarily in financial services-related industries.

• AIM V.I. Global Health Care Fund (Series I Shares) seeks capital growth by normally investing at least 80% of its assets in securities of health care industry companies.

• AIM V.I. Small Cap Equity Fund (Series I Shares) seeks long-term growth of capital by normally investing at least 80% of its assets in equity securities, including convertible securities of small-capitalization companies.

• AIM V.I. Technology Fund (Series I Shares) seeks capital growth by normally investing at least 80% of its assets in equity securities of issuers engaged primarily in technology-related industries.

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Sub-adviser(s): Invesco Trimark; Invesco Global Asset Management (N.A.), Inc.; Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited
American Funds Insurance Series managed by Capital Research and Management Company
• AFIS Global Small Capitalization Fund (Class 2) seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world. Normally, the fund invests at least 80% of its assets in equity securities of companies with small market capitalizations, measured at the time of purchase. However, the fund’s holdings of small capitalization stocks may fall below the 80% threshold due to subsequent market action.

• AFIS Growth Fund (Class 2) seeks to make your investment grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.
• AFIS International Fund (Class 2) seeks to make your investment grow over time by investing primarily in common stocks of companies located outside of the United States.

• AFIS New World Fund (Class 2) seeks to make your investment grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries.

DFA Investment Dimensions Group, Inc. advised by Dimensional Fund Advisors LP	• DFA VA Global Bond Portfolio seeks to maximize total returns available from a universe of high quality fixed income instruments maturing in five years or less.
• DFA VA International Small Portfolio is a no-load mutual fund designed to achieve long-term capital appreciation
• DFA VA International Value Portfolio is a no-load mutual fund designed to achieve long-term capital appreciation.
• DFA VA Short-Term Fixed Portfolio seeks to achieve stable real value of capital with a minimum of risk.

• DFA VA U.S. Large Value Portfolio is a no-load mutual fund designed to capture the returns and diversification benefits of a broad cross-section of US value companies, on a market-cap weighted basis.

• DFA VA U.S. Targeted Value Portfolio is a no-load mutual fund designed to capture the returns and diversification benefits of a broad cross-section of US small value companies, on a market-cap weighted basis.

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DWS Investments managed by Deutsche Investment Management Americas Inc. and subadvised by Northern Trust Investments, N.A
• DWS Small Cap Index VIP (Class A) seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 Index, which emphasizes stocks of small US companies. Under normal circumstances, the portfolio intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the Russell 2000 Index.

Fidelity Variable Insurance Products Funds — Initial Class managed by Fidelity Management & Research Company
• Fidelity VIP Balanced Portfolio (Initial Class) seeks income and capital growth consistent with reasonable risk.
• Fidelity VIP Contrafund® Portfolio (Initial Class) seeks long-term capital appreciation.

• Fidelity VIP Growth Portfolio (Initial Class) seeks to achieve capital appreciation.
• Fidelity VIP Growth Opportunities Portfolio (Initial Class) seeks to provide capital growth.
• Fidelity VIP High Income Portfolio (Initial Class) seeks a high level of current income, while also considering growth of capital.
• Fidelity VIP International Capital Appreciation Portfolio (Initial Class) seeks capital appreciation.
• Fidelity VIP Mid Cap Portfolio (Initial Class) seeks long-term growth of capital.
First Eagle Variable Fund advised by First Eagle Investment Management, LLC
• First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. Management’s research-driven process seeks to minimize risk by focusing on undervalued securities. Holdings consist mainly of stocks that trade in established foreign markets, but can include assets from developing countries. The fund is widely diversified and has exhibited lower volatility than most other foreign stock funds.

Ibbotson ETF Allocation Series advised by ALPS Advisers, Inc.	• Ibbotson Aggressive Growth ETF Asset Allocation Portfolio — Class 1 seeks to provide investors with capital appreciation.
• Ibbotson Balanced ETF Asset Allocation Portfolio (Class 1) seeks to provide investors with capital appreciation and some current income.
• Ibbotson Conservative ETF Asset Allocation Portfolio (Class 1) seeks to provide investors with current income and preservation of capital.
• Ibbotson Growth ETF Asset Allocation Portfolio (Class 1) seeks to provide investors with capital appreciation.
• Ibbotson Income and Growth ETF Asset Allocation Portfolio (Class 1) seeks to provide investors with current income and capital appreciation.
Janus Aspen Series managed by Janus Capital Management LLC
• Janus Aspen Balanced Portfolio (Institutional Shares) seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The portfolio pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The portfolio normally invests at least 25% of its assets in fixed-income senior securities.

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• Janus Aspen Enterprise Portfolio (Institutional Shares) seeks long-term growth of capital by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of December 31, 2008, they ranged from approximately $24 million to $14.9 billion.

• Janus Aspen Flexible Bond Portfolio (Institutional Shares) seeks to obtain maximum total return, consistent with preservation of capital. The portfolio pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The portfolio will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The portfolio will limit its investment in high-yield/high risk bonds to 35% or less of its net assets. This portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. Due to the nature of the securities in which the portfolio invests, it may have relatively high portfolio turnover compare to other portfolios.

• Janus Aspen Forty Portfolio (Institutional Shares) seeks long-term growth of capital by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

• Janus Aspen Janus Portfolio (Institutional Shares) seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks selected for their growth potential. Although the portfolio may invest in companies of any size, it generally invests in larger, more established companies. As of December 31, 2008, the portfolio’s weighted average market capitalization was $52.1 billion.

• Janus Aspen Overseas Portfolio (Institutional Shares) seeks long-term growth of capital by investing under normal circumstances at least 80% of its net assets in securities of issuers from countries outside the United States. The portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers. It may, under unusual circumstances, invest all of its assets in a single country. The portfolio may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

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• Janus Aspen Worldwide Portfolio (Institutional Shares) seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size located throughout the world. The portfolio normally invests in issuers from several different countries, including the United States. The portfolio may, under unusual circumstances, invest in a single country. The portfolio may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the portfolio may invest in foreign equity and debt securities.

PIMCO Variable Insurance Trust managed by Pacific Investment Management Company LLC
• PIMCO VIT All Asset Portfolio (Administrative Class) seeks maximum real return consistent with preservation of real capital and prudent investment management by investing its assets in shares of the PIMCO funds and does not invest directly in stocks or bonds of other issuers.

• PIMCO VIT All Asset Portfolio (Institutional Class) seeks maximum real return consistent with preservation of real capital and prudent investment management. Invest substantially all of its assets in Institutional Class shares of the PIMCO funds, except the All Asset and All Asset All Authority Funds (“Underlying Funds”).

• PIMCO VIT High Yield Portfolio (Institutional Class) seeks maximum total return, consistent with preservation of capital and prudent investment management. Invests at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”) rated below investment grade, but at least Caa by Moody’s or CCC by S&P, or, if unrated, determined by PIMCO to be of comparable quality.

• PIMCO VIT Real Return Portfolio (Institutional Class) seeks maximum real return, consistent with preservation of real capital and prudent investment management.

• PIMCO VIT Short-Term Portfolio (Institutional Class) seeks maximum current income, consistent with preservation of capital and daily liquidity by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities.

• PIMCO VIT Total Return Portfolio (Institutional Class) seeks to maximize total return, consistent with preservation of capital and prudent investment management by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income instruments of varying maturities.

Royce Capital Fund managed by Royce & Associates, LLC
• Royce Micro-Cap Portfolio invests in micro-cap companies — those with market caps of up to $500 million, using a disciplined value approach, focusing on companies believed to be trading significantly below its estimate of current worth.

• Royce Small-Cap Portfolio invests in small-cap companies using a disciplined value approach. The manager believes that investors in the fund should have a long-term investment horizon of at least three-years. This is an aggressive investment.

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Rydex Variable Trust managed by Rydex Investments
• Rydex Variable Trust Nova Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The fund’s current benchmark is 150% of the performance of the S&P 500 Index. The S&P 500 Index is an unmanaged index composed of 500 common stocks from a wide range of industries that are traded on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ.

• Rydex Variable Trust NASDAQ-100® fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The fund’s current benchmark is the NASDAQ 100 Index. The NASDAQ 100 Index contains the 100 largest non-financial, non-utilities stocks in the NASDAQ Composite.

T. Rowe Price Equity Series, Inc. managed by T. Rowe Price Associates, Inc.
• T. Rowe Price Blue Chip Growth Portfolio seeks to provide long-term growth of capital by investing in the common stocks of large and medium-sized blue chip growth companies; income is a secondary objective.

• T. Rowe Price Equity Income Portfolio seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.
• T. Rowe Price Mid-Cap Growth Portfolio seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.

• T. Rowe Price New America Growth Portfolio seeks to provide long-term growth of capital by investing primarily in the common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States.

T. Rowe Price International Series, Inc. managed by T. Rowe Price International, Inc.	• T. Rowe Price International Stock Portfolio seeks long-term growth of capital through investments primarily in the common stocks of established non-U.S. companies.
Third Avenue Variable Series Trust managed by Third Avenue Management LLC
• Third Avenue Value Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in the securities of well-capitalized, well-managed companies which are available at a significant discount to what the Adviser believes is their intrinsic value.

The Universal Institutional Funds, Inc. managed by Morgan Stanley Investment Management Inc., which does business in certain instances as Van Kampen	• UIF U.S. Mid Cap Value Portfolio (Class I) seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.
Van Eck Worldwide Insurance Trust managed by Van Eck Associates Corporation	• Worldwide Multi-Manager Alternatives Fund seeks to achieve consistent absolute (positive) returns in various market cycles.
Van Eck Worldwide Multi-Manager Alternatives Fund subadvised by: Analytic Investors, Inc. Lazard Asset Management LLC, Martingale Asset Management, L.P. PanAgora Asset Management, Inc.
Vanguard® Variable Insurance Fund managed by the following:	• Vanguard® VIF Balanced Portfolio seeks to conserve capital, while providing moderate income and moderate long-term growth of capital and income.
Balanced and High Yield Bond — Wellington Management Company, LLP	• Vanguard® VIF Capital Growth Portfolio seeks to provide long-term growth of capital.

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Capital Growth — PRIMECAP Management Company	• Vanguard® VIF Diversified Value Portfolio seeks to provide long-term growth of capital and a moderate level of dividend income.
Diversified Value — Barrow, Hanley, Mewhinney & Strauss	• Vanguard® VIF Equity Income Portfolio seeks to provide a relatively high level of current income and the potential for long-term growth of capital and income.
Equity Income — Wellington Management Company and The Vanguard Group	• Vanguard® VIF Equity Index Portfolio seeks to provide long-term growth of capital and income by attempting to match the performance of a broad-based market index of stocks of large U.S. companies.
Equity Index, Mid-Cap Index, Total Stock Market Index and REIT Index — Vanguard’s Quantitative Equity Group
• Vanguard® VIF Growth Portfolio seeks to provide long-term growth of capital by investing primarily in large-capitalization stocks of high-quality, seasoned U.S. companies with records or superior growth.

Growth — Alliance Capital Management, L.P.
• Vanguard® VIF High Yield Bond Portfolio seeks to provide a higher level of income by investing primarily in a diversified group of high-yielding, higher-risk corporate bonds with medium- and lower-range credit-quality ratings, commonly known as “junk bonds”.

International — Schroder Investment Management North America Inc.	• Vanguard® VIF International Portfolio seeks to provide a long-term growth of capital by investing primarily in the stocks of seasoned companies located outside of the United States.
Money Market, Short-Term Investment-Grade and Total Bond Market Index — Vanguards Fixed Income Group	• Vanguard® VIF Mid-Cap Index Portfolio seeks to provide long-term growth of capital by attempting to match the performance of a broad-based market index of stocks of medium-size U.S. companies.
Small Company Growth — Granahan Investment Management, Inc. and Grantham, Mayo, Van Otterloo & Co LLC Vanguard is a trademark of The Vanguard Group
• Vanguard® VIF Money Market Portfolio seeks to provide income while maintaining liquidity and a stable share price of $1. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio.

• Vanguard® VIF REIT Index Portfolio seeks to provide a high level of income and moderate long-term growth of capital.
• Vanguard® VIF Short-Term Investment-Grade Portfolio seeks income while maintaining a high degree of stability of principal.

• Vanguard® VIF Small Company Growth Portfolio seeks to provide long-term growth of capital by investing primarily in the stocks of smaller companies (which, at the time of purchase, typically have a market value of less than $1-$2 billion).

• Vanguard® VIF Total Bond Market Index Portfolio seeks to provide a higher level of income by attempting to match the performance of a broad-based market index of publicly traded, investment-grade bonds.

• Vanguard® VIF Total Stock Market Index Portfolio seeks to match the performance of a benchmark index that measures the investment return of the overall stock market.

Selection of the Underlying Portfolios

The underlying portfolios offered through this product are selected by Transamerica Life, and Transamerica Life may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers

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(e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for the sale of the Policies. (For additional information on these arrangements, see “Revenue We Receive.”) We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from policy owners.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. Please note: Certain portfolios have similar names. It is important that you state or write the full name of the portfolio that you wish to direct your allocation to when you submit an allocation request. Failure to do so may result in a delay of the requested allocation amount being credited to the subaccount.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that are available to you, including each fund’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your Policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse a particular portfolio and we do not provide investment advice.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We could add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account or for other reasons. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee or (4) combined with one or more other separate accounts or subaccounts.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and we have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policy owners instruct, so long as such action is required by law.

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Before a vote of a portfolio’s shareholders occurs, you will receive voting materials in accordance with the procedures established for the portfolio. You will be instructed on how to vote and to return your proxy in a timely manner. Your number of votes is calculated separately for each subaccount and may include fractional votes. You hold a voting interest in each subaccount to which your net premiums or cash value is allocated. The number of votes for each subaccount is determined by dividing the Policy’s subaccount value by the net asset value per share of the portfolio in which that subaccount invests. The net asset value per share of each portfolio is the value for each share of a portfolio on any valuation day. The method of computing the net asset value per share is described in the prospectuses for the portfolios.

If we do not receive voting instructions on time from some policy owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Accordingly, it is possible for a small number of policy owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large Policy values. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, you will be advised of that action and the reasons we took such action in the next semi-annual report for the appropriate portfolio.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive two types of payments:

•	Rule 12b-1 fees. We receive 12b-1 fees from the portfolios in the American Funds Insurance Series and First Eagle Overseas Portfolio. The fee received from American Funds Insurance Series and the First Eagle Overseas Portfolio is 0.25% of assets monthly and quarterly, respectively. All fees received by us are based on the average daily assets of the referenced portfolios that we hold in the subaccount for the Policies.

•	Administrative, Marketing and Support Service fees (“Service Fees”). The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and/or our affiliates, including Transamerica Capital, Inc. (“TCI”). These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from underlying portfolio assets. Policy owners, through their indirect investment in the portfolios, bear the costs of these advisory fees (see the prospectuses for the portfolios for more information). The amount of the payments we receive is based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Us and TCI from the Funds
	Maximum Fee		Maximum Fee
Fund	% of Assets*	Fund	% of Assets*

AIM Variable Insurance Funds	0.25%	PIMCO Variable Insurance Trust (Administrative Class)	0.25%
American Funds Insurance Series	0.25%	T. Rowe Price Equity Series, Inc.	0.15% after $25 million **
Fidelity Variable Insurance Products Fund	0.05%; plus up to an additional 0.05% after $100 million**	T. Rowe Price International Series, Inc.	0.15% after $25 million **
First Eagle Variable Funds, Inc.	0.25%	The Universal Institutional Funds, Inc.	0.25%
Janus Aspen Series	0.15% after $50 million**

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*	Payments are based on a percentage of the average assets of each underlying portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us.

**	We receive this percentage on specified subaccounts once a certain dollar amount in fund shares is held by those specified subaccounts of Transamerica Life and its affiliates.

Proceeds from certain of these payments by the underlying funds, the advisers, the sub-advisers and/or their affiliates may be profit to us and may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, issuing, marketing, distributing and administering the Policies and (2) that we incur, in our role as intermediary, in promoting, marketing, distributing and administering the fund portfolios.

For further details about the compensation payments we make in connection with the sale of the Policies, see “Sale of the Policies” in this prospectus.

CHARGES AND DEDUCTIONS

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges are expected to result in a profit to us.

Services and benefits we provide under the Policy:

•	the life insurance benefit, cash value and loan benefits;

•	investment options, including net premium allocations;

•	administration of elective options; and

•	the distribution of reports to owners.

Costs and expenses we incur:

•	costs associated with processing and underwriting applications and changes in face amount and riders;

•	expenses of issuing and administering the Policy (including any Policy riders);

•	overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:

•	that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and

•	that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Percent of Premium Load

We will deduct certain charges before we allocate the net premium payments you make to the subaccounts or the fixed account. The charges deducted from your premium are intended to compensate us for sales expenses, including distribution costs and federal and state tax charges. Premium tax charges imposed by different states

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range from 0.00% to 3.50% of premiums. Although state premium tax rates imposed on us vary from state to state, the premium load will not vary with the state of residence of the owner.

Target premium is the amount of premium used to determine the charge applied to premium payments. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract (“MEC”). If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC. Premiums paid in excess of target premium may have adverse tax consequences. See “Federal Income Tax Considerations”. Target premium varies depending on the insured’s sex, issue age and underwriting class and is listed on your Policy’s specification page.

The current percent of premium load (for Policies issued on or after January 1, 2010) is:

•	12.00% of premium received up to target premium in Policy Year 1 and 0% of premium received in excess of target; and

•	9.00% of premium received up to target premium in Policy years 2-4 and 0% of premium received in excess of target; and

•	2.50% of premium received up to target premium in Policy years 5-7 and 0% of premium received in excess of target; and

•	2.10% of premium received up to target premium in Policy years 8-10 and 0% of premium received in excess of target; and

•	0.50% of all premium received up to target premium in Policy years 11+ and 0% of premium received in excess of target;

Different percent of premium load charges apply to Policies issued before January 1, 2010. For these Policies, the highest current percent of premium load deduction is: 12.50% of premium received up to the target premium in Policy year 1; 11.00% of premium received up to the target premium in Policy years 2-4; 4.10% of premium received up to the target premium in Policy years 5-7; 2.10% of premium received up to the target premium in Policy years 8-10; 0.50% of premium received up to the target premium in Policy years 11+; and a 2.80% current percent of premium load on excess of target premium for Policy years 1-30.

We can increase the percent of premium load for all Policies, but the maximum guaranteed percent of premium load is 15.00% of each premium payment.

Monthly Deduction

We take a monthly deduction from the cash value on the effective date and on each monthly deduction day. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the monthly deduction day). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

The monthly deduction is equal to:

•	the monthly contract charge; plus

•	the monthly cost of insurance charge for the Policy; plus

•	the monthly charge for any benefits provided by riders attached to the Policy; plus

•	a factor representing the mortality and expense risk charge; plus

•	the deferred sales load in Policy years 2-7.

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Monthly Contract Charge (for Policies issued on or after January 1, 2010):

•	This charge currently equals $5.00 each Policy month for all Policy years.

•	We can increase this charge, but we guarantee this charge will never be more than $10.00 each month.

•	This charge is used to cover administrative services relating to the Policy.

Different current monthly contract charges apply for Policies issued before January 1, 2010. The highest current monthly contract charge is $5.00 per month in all Policy years. We can increase the monthly contract charge, but the maximum guaranteed charge is $10.00 per month in all Policy years.

Monthly Cost of Insurance Charge:

•	We calculate and deduct this charge monthly. The charge is dependent upon a number of variables that cause the charge to vary from Policy to Policy and from monthly deduction day to monthly deduction day. We may calculate the cost of insurance rate separately for the face amount at issue and for any increase in face amount.

•	The monthly cost of insurance charge is equal to 1. multiplied by the result of 2. minus 3., where:

1.	is the monthly cost of insurance rate per $1,000 of insurance;

2.	is the number of thousands of dollars of life insurance benefit for the Policy (as defined by the applicable life insurance benefit Option 1, Option 2 or Option 3); and

3.	is the number of thousands of dollars of cash value as of the monthly deduction day (before this cost of insurance deduction, and after the mortality and expense risk charge, any applicable contract charges and the costs of any riders are subtracted.)

•	This charge is used to compensate us for the anticipated costs of paying the amount of the life insurance benefit that exceeds your cash value upon the death of the insured.

To determine the monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates using the insured’s sex, age, risk class and number of years that the Policy or increment of face amount has been in force. As explained in detail above, we then multiply the cost of insurance rate (1. above) by the net amount at risk which is the life insurance benefit (2. above) minus the cash value (3. above). The factors that affect the net amount at risk include investment performance, payment of premiums and charges to the Policy. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. We review the monthly cost of insurance rates on an ongoing basis (at least once every year) based on our expectations as to future mortality experience, investment earnings, persistency, taxes and other expenses. Any changes in cost of insurance rates are made on a uniform basis for insureds of the same class as defined by sex, age, risk class and Policy duration. The rates will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy.

For Policies issued on or after January 1, 2009, the guaranteed rates for standard classes are based on the 2001 Commissioners’ Standard Ordinary Mortality Tables, Male or Female (“2001 CSO Tables”). For Policies issued before January 1, 2009, the guaranteed rates are based on the 1980 Commissioner’s Standard Ordinary Mortality Tables, Male or Female (“1980 CSO Tables”). The guaranteed rates for substandard classes are based on multiples of or additions to the 2001 CSO Tables or the 1980 CSO Tables that are relevant to your Policy. To determine current cost of insurance rates, we place insureds into the following risk classes: tobacco habit, medical issue, simplified issue and guaranteed issue. Current cost of insurance rates for an insured issued under simplified or guaranteed issue are generally higher than rates for an insured of the same age, sex and tobacco status issued under medical issue.

Cost of insurance rates for an insured in a non-tobacco class are less than or equal to rates for an insured of the same age and sex in a tobacco class. Cost of insurance rates for an insured in a non-tobacco or tobacco standard class is generally lower than guaranteed rates for an insured of the same age and sex and tobacco status in a substandard class.

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We also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, we may offer Policies with unisex mortality tables to such prospective purchasers.

Optional Term Insurance Rider:

•	We assess a charge for this rider based on the issue age, duration, sex and underwriting class and face amount or net amount at risk.

Mortality and Expense Risk Charge:

We deduct a monthly charge, which accrues daily, from your cash value in each subaccount to compensate us for aggregate Policy expenses and mortality and expense risks we assume.

The charge is calculated as a percentage of the average cash value on each valuation day during the Policy month preceding the monthly deduction day. The current mortality and expense risk charge (for Policies issued on or after January 1, 2010) is equivalent to:

•	An effective annual rate of 0.75% in Policy years 1-30;

•	An effective annual rate of 0.10% in Policy years 31+

Different current mortality and expense risk charges apply to Policies issued before January 1, 2010. For these Policies, the highest current mortality and expense risk charge is: 0.90% (annually) in Policy years 1-9; 0.15% (annually) in Policy years 10+. The maximum guaranteed charge for these Policies is 2.00% (annually) in all years.

We can increase the charges for all Policies, but the maximum guaranteed mortality and expense risk charge is equivalent to an effective annual rate of 2.00% in all Policy years.

The mortality risk is that the insureds as a group will die sooner than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

If this charge combined with other Policy charges does not cover our total actual costs, then we absorb the loss. Conversely, if the charge more than covers actual costs, then the excess is added to our surplus. We expect to profit from this charge. We may use any profits for any corporate purpose, including distribution or other costs.

Monthly Deferred Sales Load:

•	We deduct a percent of the premium received in Policy year 1 on each monthly deduction day in Policy years 2-7.

•	The expenses deducted are intended to compensate us for sales expenses, including distribution costs.

•	We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the monthly deduction day).

The current monthly deferred sales load (for Policies issued on or after January 1, 2010) equals:

•	0.250% of premium received up to target premium in Policy year 1 (for a cumulative total of 18% through Policy year 7); and

•	0% of premium received in excess of target premium in Policy year 1.

Different current monthly deferred sales loads apply for Policies issued before January 1, 2010. The highest current monthly deferred sales load is 0.300% of the premium received up to target premium in Policy year 1 and 0.034% of premium received in excess of target premium in Policy year 1.

We can increase this charge for all Policies, but the maximum guaranteed monthly deferred sales charge is 0.300% of all premium received in Policy year 1 (for a cumulative total of 21.60%).

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The payment of higher premium amounts during the first Policy year will result in higher amounts being subject to the deferred sales charge in Policy years 2-7. When deciding upon the appropriate amount and timing of premium payments, you should consider the combined effect of the percent of premium load and the deferred sales charge.

The charge on premium received in excess of target premium may be applicable where the contract is a modified endowment contract and qualifies as a life insurance contract. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract.

Administrative Charges

Partial Withdrawal Charge

•	After the first Policy year, you may make a partial withdrawal.

•	When you make a partial withdrawal, we reserve the right to charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

•	We currently do not impose this charge.

•	We deduct this amount from the withdrawal on a pro rata basis from the subaccounts and the fixed account unless we may otherwise require or agree.

•	We will not increase this charge.

Loan Interest

•	Loan interest is payable in arrears on each Policy anniversary. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate.

•	We currently charge you an annual interest rate on a Policy loan of 2.75% in Policy years 1-10, 2.69% in Policy years 11-20, and 2.15% in Policy years 21+.

•	After offsetting the 2.00% interest we credit to amounts in the loan account, the net cost of loans currently is 0.75% (annually) in Policy years 1-10, 0.69% (annually) in Policy years 11-20, and 0.15% (annually) in Policy years 21+.

•	The maximum interest rate we will charge for a Policy loan is 4.00% annually. After offsetting the 2.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% annually.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account on a pro rata basis, unless you specify a different allocation by written notice to our home office.

Transfer Charge

•	We currently allow you to make any number of transfers each year free of charge.

•	We reserve the right to charge $25 for each transfer over 12 during a Policy year.

•	For purposes of assessing the transfer charge, each written (or faxed) request of transfer, regardless of the number of accounts affected by the transfer, is considered a single transfer.

•	We deduct the transfer charge from the amount being transferred.

•	Transfers due to automatic asset rebalancing, loans or expiration of the free-look period do not count as transfers for the purpose of assessing this charge.

•	We will not increase this charge.

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•	We may impose severe restrictions on, or even eliminate, the transfer privilege at any time, without notice. See “Disruptive Trading and Market Timing” below under “TRANSFERS.”

Taxes

We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed or are increased by legislation or by federal or state agencies.

Portfolio Expenses

The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of the net assets of the corresponding portfolio in which the subaccount invests. The total portfolio fees and expenses ranged from 0.14% to 4.86% in 2008 (total of all expenses that are deducted from portfolio assets, including management fees, distribution (12b-1) and other expenses). Portfolio fees and expenses may be higher in the future. See the Annual Portfolio Operating Expenses table in this prospectus and the fund prospectuses.

A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines whether to have a redemption fee, the amount of the redemption fee, and when the fee is imposed. The redemption fee is retained by or paid to the portfolio and is not retained by us. We will administer any redemption fees and deduct them from your cash value. For more information on each portfolio’s redemption fee, see the portfolio prospectus.

THE POLICY

Ownership Rights

The Policy belongs to the owner named in the application unless the application specifies a different owner. The owner may exercise all of the rights and options described in the Policy while the insured is living. The principal rights an owner may exercise are:

•	to designate or change beneficiaries;

•	to receive amounts payable before the death of the insured;

•	to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment, and there may be tax consequences);

•	to change the owner of this Policy (there may be tax consequences);

•	to change the face amount and life insurance benefit option of this Policy (subject to limitations and restrictions); and

•	to select the tax test — guideline premium test or the cash accumulation test — applicable to the Policy on the Policy application. Once selected, the test may not be changed.

No designation or change in designation of an owner will take effect unless we receive a written request at our home office. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received. A change of owner may have significant tax consequences and you should consult a tax advisor before making an ownership change.

Modifying the Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary, one of our vice presidents or officers. No agent may bind us by making any promise not contained in the Policy.

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Upon notice to you, we may modify the Policy:

•	to make the Policy, the separate account or our operations comply with any law or regulation issued by a governmental agency to which we are subject; or

•	to assure continued qualification of the Policy under the Code or other federal or state laws relating to variable life insurance policies; or

•	to reflect a change (permitted by the Policy) in the operation of the separate account; or

•	to provide additional subaccounts and/or fixed account options.

If any modifications are made, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, the Policy provides that such provision be deemed to be amended to conform with such laws.

Purchasing a Policy

We will offer the Policy to corporations and partnerships that meet the following conditions at issue:

•	A minimum of five Policies are issued, each on the life of a different insured; or

•	The aggregate annualized first-year planned periodic premium for all Policies is at least $100,000.

To purchase a Policy, you must submit a completed application in good order and an initial premium to us at our home office through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with Transamerica Capital, Inc., the principal underwriter for the Policy, and us.

There may be delays in our receipt and processing of applications and premium payments that are outside of our control including, but not limited to, because of the failure of a selling broker-dealer or registered representative to promptly forward that application to us at our mailing address. Any such delays will affect when your Policy can be issued and when your premium payment(s) can be allocated among your investment choices.

Our current minimum face amount of a Policy is generally $1,000.

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy if the insured is over age 75. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

•	the date of your application; or

•	the date the insured completes all of the medical tests and examinations that we require.

Replacement of Existing Insurance

It may not be in your best interest to surrender, lapse, borrow from existing life insurance policies or annuity contracts or exchange one life insurance policy for another covering the same insured in a “tax-free exchange” under Section 1035 of the Code in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should not replace your existing life insurance policy unless you determine this Policy is better for you. You may have to pay a surrender charge on your existing life insurance policy, other charges may be higher (or lower) and the benefits may be different. If you surrender your existing life insurance policy for cash and then buy this Policy, you may have to pay a tax, including a possible penalty tax, on the surrender. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

If you contemplate exchanging your existing life insurance policy for the Policy, you should consult a tax advisor to discuss the potential tax effects of such a transaction. See “Federal Income Tax Considerations.”

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Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy in an exchange may be delayed until we receive that premium.

When Insurance Coverage Takes Effect

Insurance coverage under the Policy will take effect only if the insured is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid and received at the home office.

Free-Look Period

You may cancel your Policy for a refund during the “free-look period” by returning it in good order with a written request to cancel the Policy, to us at our home office or to the sales representative who sold it to you. The free-look period generally expires 14 days after we mail the Policy or 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. Unless we receive information or are notified otherwise, the Policy will be deemed delivered to you 4 days after we mail the Policy. If you decide to cancel your Policy during the “free-look period,” then we will treat the Policy as if it had never been issued. Within 7 calendar days after receiving the returned Policy at our home office, we will refund an amount equal to the greater of:

•	the cash value as of the date the Policy and the written request to cancel the Policy are received at our home office; or

•	the premiums paid less any partial withdrawals.

Under ordinary circumstances we will refund the premiums paid less partial withdrawals.

Backdating a Policy

If you request, we may backdate a Policy by assigning an effective date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, we will amend your application.

Cost of insurance charges are based in part on the insured’s age on the effective date. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deduction may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.

“Good Order” Requirements

We cannot process your Policy application or requests for transactions relating to the Policy until we have received the application or the requests, as the case may be, in good order at our home office. “Good order” means the actual receipt of the requested transaction in writing, along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction, your completed application, a policy number, the transaction amount (in dollars), the names of and allocations to and/or from the subaccounts affected by the requested transaction, the signatures of all policy owners, taxpayer I.D., and any other information or supporting documentation that we may require. With respect to premiums paid, “good order” also generally includes receipt of sufficient funds by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

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POLICY FEATURES

Premiums

Allocating Premiums

In the application for a Policy, you must instruct us on how to allocate your net premium among the subaccounts and the fixed account. The fixed account may not be available in all states to direct or transfer money into. You must follow these guidelines:

•	allocation percentages must be in whole numbers; and

•	if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $10,000.

During the free-look period, we will either (a) allocate the initial premium payment(s) to the subaccounts indicated on the application, or (b) hold the premiums paid in our general account or, if available, in the money market subaccount. The free-look period generally expires 14 days after we mail the Policy or 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. Premiums held in the general account will earn interest at an annual rate (minimum 2%) that we declare. Premiums held in a money market subaccount will be subject to the investment experience of the money market subaccount. At the end of the free-look period, we will allocate the net premium, (of amounts that were held in the general account or in the money market subaccount), including interest earned (or investment losses) during the free-look period, to the subaccounts that you have chosen on your application. Where not specified, your net premium will be allocated to a money market subaccount.

Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our home office or faxing us at 319-355-2378 Monday — Friday 8:00 a.m. — 4:30 p.m. Central Time. All instructions for allocations must be received in good order. Certain portfolios have similar names. It is important that you state or write the full name of the portfolio to which and/or from which you wish to direct your allocation when you submit an allocation request. Failure to do so may result in a delay of the requested allocation amount. The change will be effective at the end of the valuation day on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular account is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit on each valuation day using the unit value determined at the closing of the regular business session of the New York Stock Exchange (“NYSE”) (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation day, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. You bear the investment risk for amounts you allocate to the subaccounts.

Certain subaccounts may impose restrictions on allocations. If a selected subaccount is not available, amounts will be held in suspense and allocated to the selected subaccount once available, generally within two days of the request.

You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay an initial premium. Thereafter, up to age 100 (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount. When making premium payments in the first year, you should consider the effect of the percent of premium load (because we deduct a higher percentage during the first Policy year than in subsequent Policy years) and the

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monthly deferred sales load (because this charge is based on a percentage of premium received in the first Policy year). Under some circumstances, you may be required to pay extra premiums to prevent a lapse.

Planned Periodic Payments

You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency and time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

Even if you make your planned periodic payments in full and on schedule, your Policy may still lapse. The duration of your Policy depends on the Policy’s net cash value. If the net cash value is not high enough to pay the monthly deduction when due, your Policy will lapse (unless you make the payment we specify during the late period). See “Policy Lapse and Reinstatement.”

Premium Limitations

Premium payments may be in any amount ($1,000 minimum if by wire). We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, which qualify the Policy as life insurance according to federal tax laws. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the life insurance benefit by more than the amount of the premium. If you choose the guideline premium test, there are additional premium limitations.

Making Premium Payments

While there is indebtedness, we will treat payments made as loan repayments unless you indicate that the payment is a premium payment. We will deduct certain charges from your premium payments. We will accept premium payments by check or money order made out to Transamerica Life Insurance Company. As an accommodation to you, we will accept initial and subsequent premium payments ($1,000 minimum) by wire transfer. You must send a simultaneous fax transmission to 319-355-2378 notifying us of the wire transfer. For an initial premium, we also need a completed application to accompany the fax. If the allocation instructions on the original application we receive at a later date are different from those designated on the fax, we will reallocate the initial premium on the first valuation day on or following the date the Policy is issued, according to the allocation instructions in the application with an original signature. If we do not receive a simultaneous fax, or if we receive a fax of an incomplete application, we will apply premium at the unit value determined on the day we receive at our home office an appropriate fax or a completed application.

If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds as follows:

HSBC Bank
ABA # 0210001088
For credit to: Transamerica Life Insurance Company
Account #: 000167797

Include your name and Policy number on all correspondence.

TRANSFERS

General

You or your agent/registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. You will be bound by any transfers made by your agent/registered representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your

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transfer request in good order at our home office. We may, at any time, discontinue or severely restrict transfer privileges, modify our procedures or limit the number of transfers we permit. The following features apply to transfers under the Policy:

•	You may request transfers in writing (in a form we accept) or by fax to our home office. Please note: Certain subaccounts have similar names. Failure to provide the full name of a subaccount when making a transfer request may result in a delay of your transfer.

•	The minimum amount that may be transferred is the lesser of $500 or the value of all remaining accumulation units in the subaccount.

•	The minimum amount that must remain in a subaccount after a transfer is $500. If the value of the remaining accumulation units in a subaccount would be less than $500, we have the right to include that amount as part of the transfer.

•	We reserve the right to deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

•	Transfer charges will be deducted on a pro rata basis from each subaccount and the fixed account from which a transfer was made.

•	We consider all transfers made in any one day to be a single transfer.

•	Transfers resulting from loans, asset rebalancing and reallocation of cash value, and transfers from the general account or the money market subaccount immediately after the free-look period, are not treated as transfers for the purpose of the transfer charge.

•	Certain subaccounts may impose restrictions on transfers. If a selected subaccount is not available, the transfer will be made into the selected subaccount once available, generally within two days of the request.

Fixed Account Transfers

•	After the first Policy year, you may make one transfer per Policy year from the fixed account.

•	We reserve the right to require that you make the transfer request in writing.

•	We must receive the transfer request in good order at our home office no later than 30 days after a Policy anniversary.

•	We will make the transfer at the end of the valuation date on which we receive the written request.

•	The maximum amount you may transfer is limited to the greater of:

(a) 25% of your current cash value in the fixed account; or

(b) the amount you transferred from the fixed account in the immediately preceding Policy year.

Disruptive Trading and Market Timing

Statement of Policy.  This variable insurance Policy was not designed for the use of market timers or frequent or disruptive traders. Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

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(2) an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3) increased brokerage and administrative expenses.

These costs are borne by all policy owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

Detection.  We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence.  If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by standard United States Postal Service First Class mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service. Please Note: If you engage a third party investment advisor for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment advisor in providing these services.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policy owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

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Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;

•	expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to deter or detect market timing or disruptive trading by such policy owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders which we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other policy owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies.  The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares redeemed within a certain time after purchase. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Policy owners should be aware that we may not have the contractual ability or the operational capacity to monitor policy owners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policy owners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

Policy owners should be aware that, upon written request by a fund or its designee, we are required to provide the fund with information about an individual policy owner and the policy owner’s trading activities in and out of one or more portfolios of the fund. In addition, a fund may require us to restrict or prohibit a policy owner’s purchases and exchanges of shares of a specified portfolio if the fund identifies such policy owner as violating the

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frequent trading policies established for that portfolio. Please read the fund’s prospectuses for information about restrictions on transfers.

Omnibus Order.  Policy owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Transfer Procedures

To make a transfer via fax, send your instructions to 319-355-2378 Monday — Friday 8:00 a.m. — 4:30 p.m. Central time.

Please note the following regarding fax transfers:

•	We will employ reasonable procedures to confirm that fax instructions are genuine.

•	Fax orders must be received at our home office before 4:00 p.m. Eastern time to receive same-day pricing of the transaction.

•	We will not be responsible for same-day processing of transfers if faxed to a number other than 319-355-2378.

•	We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days of receipt of confirmation of fax transmittal and send us proof of your fax transmittal to our home office.

•	We may discontinue this option at any time.

We cannot guarantee that faxed transactions will always be available. For example, our home office may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of faxes is unusually high, we might not have someone immediately available to receive your order at our home office. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

We will process any transfer order we receive in good order at our home office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

Asset Rebalancing Program

We offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy’s currently effective premium allocation schedule. Cash value in the fixed account is not available for this program. This program is intended to transfer cash

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value from subaccounts that have increased in value to subaccounts that have declined in value. Over time, this method of investment may help you buy low and sell high. This program does not guarantee gains or protect against losses. You may still have losses.

You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the effective date. Once we receive the asset rebalancing request form in good order at our home office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy’s current net premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	• you must submit a completed asset rebalancing request form signed by the policy owner to us at our home office; and

• you must have a minimum cash value of $10,000 or make a $10,000 initial premium payment.

There is no charge for the asset rebalancing program. Reallocations we make under the program will not count toward your 12 free transfers each year.

Asset rebalancing will cease if:	• we receive your request to discontinue participation at our home office;

• you make any transfer to or from any subaccount other than under a scheduled rebalancing; or

• you elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time, but we reserve the right to restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend or discontinue the asset rebalancing program at any time.

Third Party Asset Allocation Services

We do not offer any asset allocation programs or any investment models for use with your life insurance policy. You may authorize and engage your own investment advisor to manage your account. These investment advisors may be firms or persons who are appointed by us or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Policies. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or to make transfers for you is not acting on our behalf, but rather is acting on your behalf. We do not offer advice about how to allocate your cash value under any circumstance. We are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf.

Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Policy. Transamerica Life is not a party to the agreement that you have with your investment advisor. You will, however, receive confirmations of transactions that affect your Policy.

If your investment advisor has also acted as your insurance agent with respect to the sale of your Policy, he or she may be receiving compensation for services provided both as an insurance agent for us and investment advisor to you. Alternatively, the investment advisor may compensate the insurance agent from whom you purchased your Policy for the referral that led you to enter into your investment advisory relationship with the investment advisor. If you are interested in details about the compensation that your investment advisor and/or your insurance agent receive in connection with your Policy, then you should ask them for more details.

Transamerica Life, or one of its affiliates, will process the financial transactions placed by your registered insurance agents or investment advisors. We reserve the right to discontinue doing so at any time and for any reason. We may require insurance agents or investment advisors, who are authorized by multiple policy owners to make

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financial transactions, to enter into an administrative agreement with Transamerica Life as a condition of accepting transactions on your behalf. The administrative agreement may impose limitations on the insurance agent’s or the investment advisor’s ability to request financial transactions on your behalf. These limitations are intended to minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular portfolio or type of portfolio, or are intended to comply with specific restrictions or limitations imposed by a portfolio(s) that is an investment option under the Policy.

Please note:  Limitations that we may impose on your insurance agent or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an owner on the owner’s own behalf, except as otherwise described in this prospectus.

POLICY VALUES

Cash Value

Your Policy’s cash value:

•	Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

•	Serves as the starting point for calculating values under a Policy.

•	Equals the sum of all values in each subaccount, the fixed account and the loan account.

•	Is determined on the effective date and on each valuation day.

•	Has no guaranteed minimum amount and may be more or less than premiums paid.

Net Cash Value

The net cash value is the amount we pay when you surrender your Policy. We determine the net cash value at the end of the valuation period when we receive your written surrender request at our home office.

Net cash value on any valuation date equals:	• the cash value as of such date; minus

• any outstanding indebtedness (Policy loan amount plus any accrued interest).

Subaccount Value

The cash value in a subaccount is referred to as “subaccount value.” The subaccount value is initially equal to the amount of the initial net premium that was (i) allocated to each subaccount selected on the owner’s application, or (ii) held in the general account or, if available, the money market subaccount, during the free-look period, including any interest earned (or investment gains or losses incurred) during the free-look period. At the end of any other valuation period, the subaccount value is equal to that part of the net premiums allocated to the subaccount and any cash value transferred to the subaccount, adjusted by fees and charges, interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by partial withdrawals and any cash value transferred out of the subaccount.

Accumulation Units

Every time you allocate premium, transfer or withdraw money to or from a subaccount, we convert that dollar amount into accumulation units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or partial withdrawal by the accumulation unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or partial withdrawal request is received at our home office. Accumulation units are canceled as of the end of the valuation

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period in which we receive written (or other acceptable) notice regarding the event. These events are referred to as Policy transactions. Accumulation units are bought and sold each time there is a Policy transaction.

Net premiums allocated to or amounts transferred to a subaccount increase the number of accumulation units of that subaccount. The following events reduce the number of accumulation units of a subaccount:

•	partial withdrawals or transfers from a subaccount;

•	surrender of the Policy;

•	payment of the life insurance benefit proceeds;

•	Policy loans; and

•	the monthly deduction.

The number of accumulation units in any subaccount on any monthly deduction day equals:	• the initial units purchased at accumulation unit value at the end of the free-look period; plus

• units purchased with additional net premium(s); plus

• units purchased via transfers from another subaccount, the fixed account or the loan account; minus

• units redeemed to pay for monthly deductions; minus

• units redeemed to pay for partial withdrawals; minus

• units redeemed as part of a transfer to another subaccount or the fixed account or the loan account; minus

• units redeemed to pay any transfer charges, any partial withdrawal charges, and any redemption fees that may apply.

Accumulation Unit Value

We determine the value of an accumulation unit on any valuation day by multiplying the value of the accumulation unit on the immediately preceding valuation day by the net investment factor for the valuation period.

Net Investment Factor

The net investment factor is an index that we apply to measure the investment performance of accumulation units of a subaccount from one valuation period to the next. We determine the net investment factor for any subaccount for any valuation period by dividing:

•	the result of:

•	the net asset value per share of the portfolio held in the subaccount, determined at the end of the current valuation period; plus

•	the per share amount of any dividend or capital gain distributions made by the portfolio held in the subaccount, if the “ex-dividend” date occurs during the current valuation period; and the result divided by

•	the net asset value per share of the portfolio held in the subaccount, determined at the end of the immediately preceding valuation period.

The net investment factor may be greater or less than one; therefore, the value of an accumulation unit may increase or decrease.

Except on customary national holidays on which the NYSE is closed, the portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) that coincides with the end of each valuation period.

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Fixed Account Value

The fixed account value is equal to the cash value allocated to the fixed account.

The fixed account value at the end of any valuation period is equal to:	• the sum of all net premium(s) allocated to the fixed account; plus

• any amounts transferred from a subaccount to the fixed account; plus

• total interest credited to the fixed account; minus

• any amounts withdrawn from the fixed account to pay for monthly deductions as they are due; minus

• any amounts withdrawn from the fixed account to pay for partial withdrawals; minus

• any amounts transferred from the fixed account to a subaccount; minus

• any amounts redeemed to pay for partial withdrawal or transfer charges.

LIFE INSURANCE BENEFIT

As long as the Policy is in force, we will pay the life insurance benefit on an individual Policy once we receive at our home office satisfactory proof of the insured’s death, written direction on how to pay the life insurance benefit, and any other documents and information we need (collectively referred to as “due proof of death”). Such due proof of death must be submitted in good order to avoid a delay in processing the life insurance benefit claim. We may require return of the Policy. We will pay the life insurance benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the life insurance benefit proceeds to the owner. We will pay the life insurance benefit proceeds in a lump sum or under a settlement option.

Life insurance benefit proceeds equal:	• the life insurance benefit (described below); minus

• any monthly deductions due during the late period (if applicable); minus

• any outstanding indebtedness or due and unpaid charges; plus

• any additional insurance in force provided by rider.

We may further adjust the amount of the life insurance benefit proceeds if we contest the Policy or if you misstate the insured’s age or sex.

Life Insurance Benefit Options

The Policy provides a life insurance benefit. The life insurance benefit is determined at the end of the valuation period in which the insured dies. On your application, you must select one of the three life insurance benefit options (Option 1, Option 2 or Option 3) we offer. No matter which life insurance benefit option you choose, we guarantee that, so long as the Policy does not lapse, the life insurance benefit will never be less than the face amount of the Policy until age 100, when the life insurance benefit will equal the cash value.

You must also choose either the Cash Value Accumulation Test or the Guideline Premium Test in order to qualify the Policy as life insurance under the Code. You may not change tests. Each test involves a set of limitation percentages that vary by age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other and may be found below.

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Life insurance benefit under Option 1 is the greater of:	1. the face amount of the Policy; or

2. the applicable percentage called the “limitation percentage,” multiplied by the cash value on the insured’s date of death.

Under Option 1, your life insurance benefit remains level unless the limitation percentage multiplied by the cash value is greater than the face amount; then the life insurance benefit will vary as the cash value varies.

Option 1 example.  Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under option 1, a Policy with a $50,000 face amount will generally pay $50,000 in life insurance benefits. However, because the life insurance benefit must be equal to or greater than 250% of cash value (age 40 and under), any time the cash value of the Policy exceeds $20,000, the life insurance benefit will exceed the $50,000 face amount. Each additional dollar added to cash value above $20,000 will increase the life insurance benefit by $2.50. Similarly, so long as cash value exceeds $20,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

Life insurance benefit under Option 2 is the greater of:	1. the face amount; plus

• the cash value on the insured’s date of death; or

2. the limitation percentage; multiplied by

• the cash value on the insured’s date of death.

Under Option 2, the life insurance benefit always varies as the cash value varies.

Option 2 example.  Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 2, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus cash value. Thus, for example, a Policy with a cash value of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $33,333, the life insurance benefit will be greater than the face amount plus cash value since the cash value times 250% would exceed the face amount plus the cash value in this example. Each additional dollar of cash value above $33,333 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $33,333, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

Life insurance benefit under Option 3 is the greater of:	1. the face amount; plus

• cumulative premiums paid; less

• cumulative partial withdrawals; or

2. the limitation percentage; multiplied by

• the cash value on the insured’s date of death.

Under Option 3, the life insurance benefit will always vary with the premiums paid and partial withdrawals taken, and the life insurance benefit may vary as the cash value varies.

Option 3 example.  Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 3, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus premiums. Thus, for example, a Policy with premiums paid of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $24,000 (the life insurance benefit divided by 250%), the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $24,000 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $24,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

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The Policy is intended to qualify under Section 7702 of the Code as a life insurance contract for federal tax purposes. The life insurance benefit under the Policy is intended to qualify for the federal income tax exclusion.

To the extent that the life insurance benefit is increased to maintain qualification as a life insurance policy, appropriate adjustments will be made in any monthly deductions or supplemental benefits as of that time, retroactively or otherwise, that are consistent with such an increase. Retroactive adjustments to the monthly deduction may be deducted from the cash value or may be made by right of setoff against any life insurance benefits payable. Prospective adjustments will be reflected in the monthly deduction.

Life Insurance Benefit Compliance Tests

Under Section 7702 of the Code, a policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a “guideline premium test (GPT)” or a “cash value accumulation test (CVAT).” You must choose either the GPT or the CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The life insurance benefit will vary depending on which test is used.

Each test involves a set of limitation percentages that vary by attained age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other. (See the separate tables below.)

Limitation Percentages Table — Guideline Premium Test

Insured’s		Insured’s		Insured’s
Attained		Attained		Attained
Age on		Age on		Age on
Policy	Limitation	Policy	Limitation	Policy	Limitation
Anniversary	Percentage	Anniversary	Percentage	Anniversary	Percentage

0-40	250	59	134	78	105
41	243	60	130	79	105
42	236	61	128	80	105
43	229	62	126	81	105
44	222	63	124	82	105
45	215	64	122	83	105
46	209	65	120	84	105
47	203	66	119	85	105
48	197	67	118	86	105
49	191	68	117	87	105
50	185	69	116	88	105
51	178	70	115	89	105
52	171	71	113	90	105
53	164	72	111	91	104
54	157	73	109	92	103
55	150	74	107	93	102
56	146	75	105	94-99	101
57	142	76	105	100 and older	100
58	138	77	105

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Limitation Percentages Table — Cash Value Accumulation Test

Insured’s			Insured’s
Age on	Limitation		Age on	Limitation
Policy	Percentage		Policy	Percentage
Anniversary	Male	Female	Anniversary	Male	Female

20	773	901	60	208	234
21	748	870	61	202	227
22	724	839	62	196	221
23	701	810	63	191	215
24	678	782	64	186	209
25	656	754	65	182	203
26	634	728	66	177	198
27	613	702	67	173	193
28	593	678	68	169	188
29	574	654	69	165	183
30	555	631	70	161	179
31	536	609	71	157	174
32	518	588	72	154	170
33	500	568	73	150	166
34	483	548	74	147	162
35	467	529	75	144	158
36	451	511	76	141	155
37	436	493	77	138	151
38	421	476	78	136	148
39	406	460	79	133	145
40	393	444	80	131	142
41	379	429	81	129	139
42	367	415	82	127	137
43	355	401	83	125	134
44	343	387	84	123	132
45	332	374	85	122	130
46	321	362	86	120	128
47	311	350	87	119	126
48	301	338	88	117	124
49	291	327	89	116	122
50	282	317	90	115	120
51	273	307	91	114	119
52	264	297	92	113	117
53	256	288	93	112	115
54	248	279	94	111	113
55	241	270	95	110	112
56	233	262	96	109	110
57	227	255	97	107	108
58	220	247	98	105	106
59	214	240	99	102	102
			100+	101	101

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If the federal tax code requires us to determine the life insurance benefit by reference to these limitation percentages, the Policy is described as “in the corridor.” An increase in the cash value while the Policy is in the corridor will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the policy. The corridor requires that the life insurance benefit be at least a certain percentage (varying each year by age of the insured) of the cash value. The CVAT does not have a premium limit, but does have a corridor that requires that the life insurance benefit be at least a certain percentage (varying based on the age, sex and risk class of the insured) of the cash value.

The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more life insurance benefit in relation to cash value than is required by the GPT corridor. Therefore, as your cash value increases your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

Your Policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher life insurance benefit.

Choosing a Life Insurance Benefit Option

You must choose one life insurance benefit option on your application. This is an important decision. The life insurance benefit option you choose generally will have an impact on the dollar value of the life insurance benefit, on your cash value and on the cost of insurance charges you pay. Your Policy will be issued with Option 1 if no life insurance benefit option is designated on the application.

Option 1 could be considered more suitable for you if your goal is to increase cash value through positive investment experience, while Options 2 and 3 could be considered more suitable if your goal is to increase your total life insurance benefit.

Changing the Life Insurance Benefit Option

After the first Policy year, you may change the life insurance benefit option for an insured’s coverage (subject to the rules below). We will notify you of the new face amount.

•	You may not change between Options 2 and 3.

•	You must send your written request in good order to our home office.

•	We may require proof of insurability.

•	The effective date of the change will be the monthly deduction day on or immediately following the date we approve your request for a change.

•	You may not make a change that would decrease the face amount below the minimum face amount of the Policy.

•	If you change from Option 2 to Option 1, the face amount will be increased by an amount equal to the cash value on the effective date of the change.

•	If you change from Option 1 to Option 2, the face amount will be decreased by an amount equal to the cash value on the effective date of the change.

•	If you change from Option 3 to Option 1, the face amount will be increased by the sum of the premiums paid less the sum of partial withdrawals.

•	If you change from Option 1 to Option 3, the face amount will be decreased by the sum of the premiums paid less the sum of partial withdrawals.

•	You may not make a change if the Policy would fail to qualify as life insurance as defined under Section 7702 of the Code.

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•	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy’s life insurance benefit option.

How Life Insurance Benefits May Vary in Amount

As long as the Policy remains in force, we guarantee that the life insurance benefit will never be less than the face amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. The life insurance benefit may, however, vary with the Policy’s cash value. Under Option 1, the life insurance benefit will only vary when the cash value multiplied by the limitation percentage exceeds the face amount of the Policy. The life insurance benefit under Option 2 will always vary with the cash value because the life insurance benefit equals either the face amount plus the cash value or the limitation percentage multiplied by the cash value. The life insurance benefit under Option 3 will always vary with the premiums paid and partial withdrawals taken and will also vary whenever the Policy is in the corridor (i.e., whenever the cash value multiplied by the limitation percentage exceeds the face amount plus cumulative premiums paid less cumulative partial withdrawals).

Changing the Face Amount

Subject to certain limitations, you may increase or decrease the face amount of a Policy. A change in face amount may affect your cost of insurance charge. A change in face amount could also have federal income tax consequences. Consult a tax advisor before changing the face amount.

Decreasing the Face Amount

After the Policy has been in force for one year, you may decrease the face amount. A decrease in the face amount will affect your cost of insurance charge and may have adverse federal tax consequences. You should consult a tax advisor before decreasing your Policy’s face amount.

Conditions for decreasing the face amount:

•	You must send your written request in good order to our home office.

•	You may not decrease your face amount lower than $1,000.

•	You may not decrease your face amount if it would disqualify your Policy as life insurance under the Code.

•	A decrease in face amount will take effect on the monthly deduction day on or immediately following our receipt of your written request.

Increasing the Face Amount

After the Policy has been in force for one year, you may increase the face amount. An increase in the face amount will affect your cost of insurance charge and target premium. A change in face amount may have adverse federal tax consequences. You should consult a tax advisor before increasing your Policy’s face amount.

Conditions for increasing the face amount:

•	You must submit a written application in good order to our home office.

•	You must submit additional evidence of insurability as requested.

•	We reserve the right to decline any increase request.

•	You do not need to increase your premium, but there must be enough net cash value to cover the next monthly deduction after the increase becomes effective.

•	An increase in face amount will take effect on the monthly deduction day on or after we approve your written request.

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•	The two year period in the incontestability and suicide exclusion provision will each start on the date such increase takes effect.

•	IF YOU INCREASE THE FACE AMOUNT BUT YOU HAVE NOT PAID SUFFICIENT PREMIUMS TO COVER MONTHLY DEDUCTIONS, YOUR POLICY WILL LAPSE.

Duration of the Policy

The Policy’s duration depends upon the net cash value. The Policy will remain in force so long as the net cash value is sufficient to pay the monthly deduction. If the net cash value is insufficient to pay the monthly deduction and you do not make an adequate payment before the end of the late period, the Policy will lapse and terminate without value.

Payment Options

We will pay the Policy proceeds in one sum or, if elected, all or part of the proceeds may be placed under the fixed period option described in your Policy and in the SAI.

SURRENDERS AND PARTIAL WITHDRAWALS

Surrenders

You must make a written request containing an original signature to surrender your Policy. All surrender requests must be submitted in good order to avoid a delay in processing your request. A surrender is effective as of the date when we receive your written request at our home office. The net cash value will be calculated at the end of the valuation day on which we receive your request at our home office. The insured must be alive and the Policy must be in force when you make your written request. Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net cash value in a lump sum within seven days. A surrender may have tax consequences. You should consult a tax advisor before requesting a surrender.

To spread the impact of first year percent of premium load and cost of insurance charges over a period of years and over any subsequent premium payments, we will pay you an amount in addition to the net cash value (the “additional amount”) on surrender if:

•	all Policies in the “case” (i.e., all Policies originally issued to a single owner on a common date) have been surrendered; and

•	ownership has not been transferred (except as a result of a merger or acquisition and the succeeding owner was, or is to be, the wholly-owned subsidiary of the preceding owner, or the succeeding owner is a trust established by the preceding owner for the purpose of providing employee benefits).

This additional amount will not be paid on partial withdrawals or on full surrenders with proceeds paid to a party other than the owner.

The “additional amount” is calculated as follows:

•	“fully surrendered net cash value” multiplied by

•	% based on the Policy year (see Percentage Table) multiplied by

•	a “factor”

“Fully-surrendered net cash value” is calculated as follows:

•	the total net cash value of the Policies in the case in force on the surrender date of the final Policy, plus;

•	the total net cash value paid for any Policies in the case surrendered prior to the surrender date; minus;

•	the total net cash value for any Policies in the case that terminate or have terminated as part of a transaction to which Section 1035 of the Code is intended to apply.

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Percentage Table

For Policies issued on 01-01-2010			For Policies issued between			For Policies issued between			For Policies in force
and later:			9-18-2009 and 01-01-2010:			1-1-2009 and 9-18-2009:			as of 1-1-2009:
Policy			Policy			Policy			Policy
Year		Percentage of Net Cash Value	Year		Percentage of Net Cash Value	Year		Percentage of Net Cash Value	Year		Percentage of Net Cash Value

1		13.20%	1		14.90%	1		12%	1		12%
2		12.36% reducing by .070% per Policy month	2		14.66% reducing by .240% per Policy month	2		11.87% reducing by .13% per Policy month	2		11.87% reducing by .13% per Policy month
3		11.70% reducing by .055% per Policy month	3		11.87% reducing by .150% per Policy month	3		10.28% reducing by .16% per Policy month	3		10.28% reducing by .16% per Policy month
4		10.92% reducing by .065% per Policy month	4		10.09% reducing by .130% per Policy month	4		8.36% reducing by .16% per Policy month	4		8.36% reducing by .16% per Policy month
5		8.88% reducing by .170% per Policy month	5		8.405% reducing by .255% per Policy month	5		6.38% reducing by .22% per Policy month	5		6.47% reducing by .13% per Policy month
6		7.32% reducing by .130% per Policy month	6		5.395% reducing by .205% per Policy month	6		3.83% reducing by .13% per Policy month	6		4.87% reducing by .17% per Policy month
7		6.00% reducing by .110% per Policy month	7		2.96% reducing by .180% per Policy month	7		2.28% reducing by .12% per Policy month	7		2.84% reducing by .16% per Policy month
8		4.92% reducing by .090% per Policy month	8	+	0%	8	+	0%	8	+	0%
9		3.90% reducing by .085% per Policy month
10		2.88% reducing by .085% per Policy month
11		1.92% reducing by .080% per Policy month
12		0.90% reducing by .085% per Policy month
13	+	0%

The “factor” is between 0.00 and 1.00, inclusive. The “factor” is calculated as follows: (A/B) + (C x D) with A, B, C, and D defined as follows: (A) target premium, (B) total first year premium, (C) thirty percent, (D) the ratio of term insurance rider coverage at issue to total death benefit at issue.

Examples.

Examples of “factor” calculation.  Below is a table of calculation examples for the factor used in the calculation of the additional amount. These are for illustration purposes only.

				Ratio of Term
				Insurance at Issue
	Target	Total First Year		to Total Death
	Premium	Premium		Benefit at Issue
	(A)	(B)	(C)	(D)	=	Factor

Example 1	$100.00	$100.00	30%	0.00		100.0%
Example 2	$75.00	$100.00	30%	0.25		82.5%
Example 3	$50.00	$100.00	30%	0.50		65.0%
Example 4	$25.00	$100.00	30%	0.75		47.5%
Example 5	$0.00	$100.00	30%	1.00		30.0%

Example 1 of “additional amount” calculation.  For this example, assume the values of Example 3 from the “factor” calculation table above and a Policy with a fully surrendered net cash value of $110.00. In Policy year 2, month 1, the Policy owner surrendered all Policies, which were issued after 01-01-2010. The additional amount at surrender is $8.84, which is the product of $110.00 x 12.36% x 65.00%.

Example 2 of “additional amount” calculation.  For this example, assume the values of Example 5 from the “factor” calculation table above and a Policy with a fully surrendered net cash value of $200.00. In Policy year 4,

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month 1, the Policy owner surrendered all Policies, which were issued after 01-01-2010. The additional amount at surrender is $6.55, which is the product of $200.00 x 10.92% x 30.00%.

Partial Withdrawals

After the first Policy year, while the insured is living and the Policy is in force, you may request a partial withdrawal of a portion of your net cash value subject to certain conditions.

Conditions for partial withdrawals:

•	You must send your written partial withdrawal request with an original signature to our home office. All partial withdrawal requests must be submitted in good order to avoid a delay in processing your request.

•	The minimum amount of the partial withdrawal is $500 and the maximum amount of the partial withdrawal is an amount that would leave at least $500 remaining in each subaccount or the fixed account from which the partial withdrawal is made.

•	There is no limit to the number of partial withdrawals per Policy year.

•	The partial withdrawal will be deducted from each of the subaccounts and the fixed account on a pro rata basis in accordance with your current premium allocation instructions unless you specify otherwise in your written request.

•	You may not take a partial withdrawal if it will reduce the face amount below the minimum face amount set forth in the Policy.

•	We generally will pay a partial withdrawal request within seven days following the valuation day we receive the request at our home office.

•	We reserve the right to deduct a processing fee equal to the lesser of $25 or 2% of the amount you withdraw. We deduct this amount from the withdrawal, and we pay you the balance. We will deduct this fee on a pro rata basis from the subaccounts and the fixed account unless we may otherwise require or agree.

•	The cash value and the net cash value will be reduced, as of the date of payment, by the amount of partial withdrawal that you make.

•	You may not take a partial withdrawal that would disqualify your Policy as life insurance under the Code.

•	A partial withdrawal may have tax consequences. See “Federal Income Tax Considerations.”

If you have selected life insurance benefit option 1, we will reduce the face amount by the amount of the partial withdrawal. If you have selected life insurance benefit option 2, the face amount will not be changed by the amount of the partial withdrawal. If you have selected life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawals minus the sum of the premiums paid; otherwise the face amount is not reduced. In no event will the face amount be reduced below $1,000.00.

Signature Verification

Signature verification is relied upon as a means of preventing the perpetuation of fraud in financial transactions, including the disbursement of funds or assets from a victim’s account with a financial institution or a provider of financial services. It provides protection to investors by, for example, making it more difficult for a person to take another person’s money by forging a signature on a written request for the disbursement of funds.

As a protection against fraud, for certain transactions, we require that you provide a signature verification to deem the transaction request in good order.

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LOANS

General

After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan before the first Policy anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from or secured by a Policy may have tax consequences. You should consult a tax advisor before requesting a Policy loan. See “Federal Income Tax Considerations.”

Conditions for Policy loans:

•	We may require you to borrow at least $500.

•	The maximum amount you may borrow is 90% of the net cash value.

•	Outstanding loans have priority over the claims of any assignee or other person.

•	The loan may be repaid totally or in part.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account on a pro rata basis unless you specify otherwise in your written notice, and we will transfer that amount to the loan account. The loan account is a part of our general account to which amounts are transferred as collateral for a Policy loan.

We normally pay the amount of the loan within seven days after we receive a proper loan request in good order at our home office. We may postpone payment of loans under certain conditions.

You may also fax your loan request to us at 319-355-2378. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days of receipt of confirmation of fax transmittal and send proof of your fax transmittal to our home office.

At each Policy anniversary, we will compare the outstanding loan to the amount in the loan account including interest credited to the loan account during the previous Policy year. We will also make this comparison any time you repay all or part of the loan or make a request to borrow an additional amount. At such time, if the outstanding loan amount exceeds the amount in the loan account, we will transfer the difference from the subaccounts and the fixed account to the loan account in the same manner as when a loan is made. If the amount in the loan account exceeds the amount of the outstanding loan, we will transfer the difference from the loan account to the subaccounts and the fixed account in the same manner as net premiums are allocated. No charge will be imposed for these transfers, and these transfers will not be treated as transfers in calculating the transfer charge.

Interest Rate Charged

We currently charge an annual interest rate on Policy loans of 2.75% in Policy years 1-10, 2.69% in Policy years 11-20, and 2.15% in Policy years 21+; (the annual interest rate we charge is guaranteed not to exceed 4.00%). Interest is payable in arrears on each Policy anniversary. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate. If we declare an annual interest rate lower than 4.00%, any subsequent increase in the interest rate is subject to the following conditions:

•	The effective date of any increase in the interest rate for Policy loans will not be earlier than one year after the effective date of the previous rate.

•	We will give notice of the interest rate in effect when a loan is made and when we send notice of loan interest due.

•	We will give notice of any change in the annual interest rate within 30 days of the change.

Loan Account Interest Rate Credited

We will credit the amount in the loan account with interest at an effective annual rate of 2.00%.

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Maximum Loan Account Interest Rate

The maximum interest rate we will charge for a Policy loan is 4.00% annually. After offsetting the 2.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% annually.

Indebtedness

Indebtedness is the total of all Policy loans plus any loan interest accrued on the loans. If indebtedness exceeds the cash value, we will notify you and any assignee of record. If we do not receive sufficient payment equal to excess indebtedness within 31 days from the date we send you the notice, the Policy will lapse and terminate without value. The Policy may be reinstated.

Repayment of Indebtedness

You may repay indebtedness at any time. Payments must be sent to our home office and will be credited as of the date received in good order. We will treat payments made while there is indebtedness as loan repayments unless you indicate that the payment is a premium payment. Note that premium payments result in additional charges to you, but loan repayments do not. If not repaid, we will deduct indebtedness from any amount payable under the Policy. As indebtedness is repaid, an amount equal to the repayment will be transferred from the loan account to the subaccounts and the fixed account in the same manner as net premiums are allocated. We will allocate the repayment of indebtedness at the end of the valuation period during which the repayment is received.

Effect of Policy Loans

A Policy loan reduces the life insurance benefit proceeds and net cash value by the amount of any outstanding indebtedness. Repaying the loan causes the life insurance benefit proceeds and net cash value to increase by the amount of the repayment. As long as a loan is outstanding, we hold in the loan account an amount equal to the loan as of the last Policy anniversary plus any accrued interest, net of any loan repayments. This amount is not affected by the separate account’s investment performance and may not be credited with the interest rates accruing on the unloaned portion of the fixed account. Amounts transferred from the separate account to the loan account will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding indebtedness, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

POLICY LAPSE AND REINSTATEMENT

Lapse

Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee your Policy will not lapse. Your Policy may lapse (terminate without value) if the net cash value on any monthly deduction day is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and partial withdrawals cause a decrease in the net cash value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions. The lapse of a Policy with loans outstanding may have tax consequences.

If the net cash value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay (at least sufficient to provide a net premium to cover the sum of the monthly deductions due) and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 62 days after the date of the notice. This 62-day period is called the late period. If we do not receive the specified minimum payment by the end of the late period, all coverage under the Policy will terminate without value.

If we receive a sufficient payment in good order during the late period, we will allocate any resulting net premium among the subaccounts and the fixed account and will charge any monthly deductions due to the

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subaccounts and the fixed account according to the current net premium allocation. If the insured dies during the late period, the life insurance benefit proceeds will equal the amount of the life insurance benefit proceeds immediately before the commencement of the late period, reduced by any due and unpaid charges.

Reinstatement

At your request, we may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

•	submit a written application for reinstatement to our home office;

•	provide evidence of insurability that is satisfactory to us;

•	make a minimum premium payment sufficient to provide a net premium that is large enough to cover the next two monthly deductions that will become due after the time of reinstatement.

•	either reinstate or repay any unpaid loan.

We reserve the right to decline any reinstatement request. The effective date of the reinstatement will be the first monthly deduction date on or after the date we approve the application for reinstatement.

POLICY TERMINATION

Your Policy will terminate on the earliest of:

•	the end of the late period (if we have not received the specified minimum payment);

•	the date the insured dies; or

•	the date the Policy is surrendered.

FEDERAL INCOME TAX CONSIDERATIONS

PURSUANT TO U.S. TREASURY DEPARTMENT CIRCULAR 230, THE COMPANY IS INFORMING POLICY HOLDERS AND PROSPECTIVE POLICY HOLDERS THAT (A) THE SUMMARY SET FORTH BELOW IS NOT INTENDED AND WAS NOT WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY TAXPAYER FOR THE PURPOSES OF AVOIDING PENALTIES UNDER THE U.S. FEDERAL TAX LAWS OR ANY OTHER APPLICABLE TAX LAWS THAT MAY BE IMPOSED ON THE TAXPAYER, (B) THE SUMMARY SET FORTH BELOW WAS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING BY THE COMPANY OF THE POLICIES, AND (C) EACH TAXPAYER SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.

Because of the absence of pertinent interpretations of the Code requirements, there is, however, less certainty about the application of such requirements to a Policy issued on a substandard basis. It is also uncertain whether life

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insurance benefits under Policies that continue after the insured attains age 100 will be excludible from the beneficiary’s gross income and whether Policy cash value will be deemed to be distributed to you when the insured attains age 100. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements, and we reserve the right to restrict Policy transactions in order to do so.

In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the owner of a Policy should not be treated as the owner of the separate account assets. We reserve the right to modify the Policies to bring them in conformity with applicable standards should such modification be necessary to prevent owners of the Policies from being treated as the owners of the underlying separate account assets.

In addition, the Code requires that the investments of the separate account be “adequately diversified” in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the subaccounts, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General.  We believe that the life insurance benefit under a Policy should generally be excludible from the beneficiary’s gross income. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary’s circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract” (“MEC”).

Modified Endowment Contracts.  Under the Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” with less favorable income tax treatment than other life insurance contracts. In general, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test, if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual premiums.

If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the life insurance benefit, which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a life insurance benefit equal to the lowest life insurance benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue

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your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Distributions (other than Life Insurance Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

•	All distributions other than life insurance benefits from a MEC, including distributions upon surrender and partial withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner’s investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

•	Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

•	A 10% additional federal income tax is imposed on the amount includable in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary. These exceptions are available only if the owner is an individual.

•	If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Life Insurance Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made so that the Policy may continue to qualify as life insurance for federal income tax purposes may be treated in whole or in part as ordinary income subject to tax including if Policy benefits are reduced during the first 15 Policy years due to such distributions.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. However, the tax consequences associated with loans where the spread between the interest rate credited to the loaned amount and the interest rate charged on the loan is very small, are less clear, and a tax advisor should be consulted about such loans.

Finally, distributions or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

Multiple Policies.  All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner’s income when a taxable distribution occurs.

Continuation Beyond Age 100.  If the Policy continues in force beyond the insured’s 100th birthday, the tax consequences are uncertain. You should consult a tax advisor as to these consequences.

Section 1035 Exchanges and Material Changes.  Generally, no gain is taxed when you exchange one life insurance policy for another, so long as the same person is being insured (a change of the insured is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a MEC. Further a new policy that is issued in exchange for a MEC is also treated as a MEC. If you exchange your Policy, the new Policy may also lose any “grandfathering” privilege, where you would be exempt from certain legislative or regulatory changes made after your original Policy was issued. Certain other changes to the Policy, including a change in ownership, an increase in coverage or other “material” change, could have tax consequences including the possible loss of any grandfathering privileges. Whether a change is considered “material” is determined in light of all relevant facts and circumstances. Accordingly, you should consult with a tax advisor if you are considering exchanging or making any changes to your Policy.

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Withholding.  To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations.  The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance Policy purchase.

Investment in the Policy.  Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans.  If a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution. This is also true if the amount of indebtedness on a Policy is reduced or cancelled in connection with a section 1035 exchange. If a loan is taken out from a Policy that is a MEC, then the amount of the loan will be treated as a distribution and will be taxed accordingly.

Deductibility of Policy Loan Interest.  In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Experience Credits Rider.  There is some uncertainty regarding the tax consequences of the optional experience credits rider. In particular, it is possible that the policy owner could recognize taxable income with respect to interest credited to the claims stabilization reserve. You should consult a tax advisor as to the treatment of such reserve.

Business Uses of the Policy.  The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Employer-Owned Life Insurance Contracts.  Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract that is owned by an employer that insures an employee of the employer and under which the employer is a direct or indirect beneficiary. It is the employer’s responsibility (i) to verify the eligibility of the intended insureds under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j), and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts. The requirements of new section 101(j) generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Policies.  If a Policy is owned or held by a corporation, trust or other non-natural person, this Code section 264(f) could limit some (or all) of such entity’s interest deduction, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if an unincorporated business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by that business for purposes of the section 264(f) rules.

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Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Split-Dollar Arrangements.  The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance arrangement for directors and executive officers of such companies, since such arrangement arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax.  There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policy owner is subject to that tax.

Estate, Gift and Generation — Skipping Transfer Taxes.  The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the owner’s estate for purposes of federal estate tax if the insured owned the Policy. If the owner was not the insured, the fair market value of the Policy would be included in the owner’s estate upon the owner’s death. The Policy would not be includable in the insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001.  The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2009, the maximum estate tax rate is 45% and the estate tax exemption is $3,500,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

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Possible Tax Law Changes.  Although the likelihood of legislative or regulatory changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation, regulation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Policy.

Possible Charges for Transamerica Life’s Taxes.  At the present time, we make no charge for any federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts and the fixed account or to the Policies. We reserve the right to charge the subaccounts and the fixed account for any future taxes or economic burden we may incur. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions.

OTHER POLICY INFORMATION

Payments We Make

We usually pay the amounts of any surrender, partial withdrawal, loan, life insurance benefit proceeds or settlement option within seven calendar days after we receive all applicable written notices and/or due proof of death in good order at our home office. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or

•	the SEC permits, by an order, the postponement for the protection of policy owners; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, loans, life insurance benefit proceeds or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, life insurance benefit proceeds or surrenders from the fixed account for up to six months.

Federal laws designed to counter terrorism and prevent money laundering by criminals may require us to reject a premium payment and/or block a policy owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or life insurance benefits until instructions are received from the appropriate regulators. We also may be required to provide information about the policy owner or the insured and the Policy to government agencies and departments.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he or she would have been entitled to receive upon surrender of the Policy, and the employee’s beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our home office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

The Sarbanes-Oxley Act of 2002 (the “Act”) prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers

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of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements, and the Treasury Department issued regulations that significantly affect the tax treatment of such arrangements. The IRS guidance and the regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this guidance on your split dollar policy.

SUPPLEMENTAL BENEFIT RIDERS

The following supplemental benefit riders are available and may be added to a Policy. Any monthly charges for these riders are deducted from cash value as part of the monthly deduction. The riders available with the Policies provide benefits that do not vary with the investment experience of the separate account. The riders may not be available in all states. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences, and you should consult a tax advisor before doing so.

We reserve the right to discontinue the availability of any riders for new Policies at any time, and we also reserve the right to modify the terms of any riders for new Policies, subject to approval by the state insurance departments.

Term Insurance Rider

Under the term insurance rider, we provide term insurance coverage on a different basis from the coverage in your Policy.

Features of term insurance rider:	•	The term face amount is the amount requested by the Owner in writing.
	•	This term face amount may be increased or decreased if requested in writing. Any increase is subject to evidence of insurability.
	•	The term insurance rider may be purchased at the time of application or after the Policy is issued before an insured is 80.
	•	The term insurance rider increases the Policy’s life insurance benefit.
Under life insurance benefit 1, the term insurance amount equals the term face amount plus the Policy face amount minus the Policy life insurance benefit minus the sum of Policy partial withdrawals.
Under life insurance benefit 2, the term insurance amount equals the term face amount plus the Policy face amount plus the Policy cash value minus the Policy life insurance benefit.
Under life insurance benefit 3, the term insurance amount equals the term face amount plus the Policy face amount plus the sum of Policy premiums paid minus the sum of Policy partial withdrawals minus the Policy life insurance benefit.

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•	The term insurance amount may not be less than zero nor more than the term face amount.
•	The term insurance rider expires at age 100. The term insurance rider may terminate sooner if the Policy to which it is attached terminates without value, lapses for failure to pay a premium, or terminates due to death of the insured.
•	You may reduce or cancel coverage under the term insurance rider separately from reducing the face amount of the Policy.
•	The face amount of the Policy may be decreased, subject to certain minimums, without reducing the coverage under the term insurance rider.
•	There is an additional charge for this term insurance rider.

Experience Credits Rider

Policies with the same owner and satisfying our underwriting guidelines will be eligible for experience credits if elected. The experience credit rider establishes a claims stabilization reserve which is a fund out of which life insurance benefits are paid. The experience credits rider provides the Owner the unused balance in the claims stabilization reserve where there is better claims experience for the group of cases than anticipated. Payment of experience credits may lower Policy costs over time. An Owner may elect the experience credits rider if the Owner believes the group of cases will have better claims experience over time than anticipated by us.

Features of experience credits rider:
	•	The experience credits rider must be selected at the time of application and may not be added to a Policy after issue.
	•	We increase by 20% the cost of insurance charge applied to each Policy. On the effective date and on each monthly deduction day we fund the claims stabilization reserve with the Policy’s cost of insurance charge.
	•	The claims stabilization reserve supports the payment of any experience credits.
	•	On the effective date and on each monthly deduction day, we deduct a charge from the claims stabilization reserve in an amount equal to:
A * (B/C), where
A = expected net life insurance benefit claims for a case (equivalent to the cost of insurance charge in absence of the experience credits rider);
B = actual life insurance benefit claims for the group of cases; and
C = anticipated life insurance benefit claims for the group of cases.

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•	Unused balances in the claims stabilization reserve will be transferred to the Policy as experience credits annually on the Policy anniversary. The amount of any experience credit will be allocated pro rata to the subaccounts to which the Owner currently has allocated its cash value.
•	Unused balances in the claims stabilization reserve will be paid to the Owner in the case of a full surrender. Unused balances in the claims stabilization reserve will not be paid on partial withdrawals.
•	The claims stabilization reserve is held in our general account and credited interest at an annual rate declared by us, not less than 2.00%. The interest becomes part of the claims stabilization reserve.
•	All Policies in a case share a claims stabilization reserve. Additional Policies may be added to a case at any time.
•	Overall Policy costs may be less over time if experience credits are paid due to better claims experience for the group of cases than anticipated.

Experience Credits Rider example

Below is an example of how the experience for the group of cases affects a case with the experience credits rider. This is for illustration purposes only and may not be relied upon to show actual performance. In this example contributions to the claims stabilization reserve by the end of Month 3 are $60. Were the year to end at the Month 3 the amount of refund based on the unused portion of the claims stabilization reserve would equal to $60 plus any interest credited.

	Month 1	Month 2	Month 3

Without Experience Credit Rider
Standard cost of insurance charge deducted from cash value:	$100	$100	$100
With Experience Credit Rider
Cost of insurance charge deducted from cash value and deposited into claim stabilization reserve, at 120% of standard cost of insurance:	$120	$120	$120
Actual-to-anticipated life insurance benefit claims experience ratio for the group of cases:	100%	98%	102%
Deduction from claim stabilization reserve to pay Transamerica Life the cost of insurance charge, equal to experience for the group of cases ratio times expected case life insurance benefit claims:	$100	$98	$102
	(= 100% x $100)	(= 98% x $100)	(=102% x $100)
Net contribution to claim stabilization reserve available to pay experience credits, equal to cost of insurance charge minus deduction from claim stabilization reserve:	$20	$22	$18
	(= $120 - $100)	(= $120 - $98)	(= $120 - $102)

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ADDITIONAL INFORMATION

Sale of the Policies

Distribution and Principal Underwriting Agreement.  We have entered into a principal underwriting agreement with our affiliate, TCI, for the distribution and sale of the Policies. We reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies (i.e., commissions payable to selling firms selling the Policies, as described below.) Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Compensation to Broker-Dealers Selling the Policies.  The Policies are offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws and state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies. We pay commissions through TCI to the selling firms for their sales of the Policies.

A limited number of these broker-dealers may also be paid to “wholesale” the Policies, that is, to provide marketing support to the broker-dealer firms that do the actual selling.

The selling firms who have selling agreements with us and TCI are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement, but are not expected to be greater than:

•	20% of all premiums paid up to target premium in the first Policy year; plus

•	2.6% of all premiums paid in excess of target premium in first Policy year; plus

•	10% of all premiums paid up to target premium in Policy years 2 through 4; plus

•	2.6% of all premiums paid in excess of target premium in Policy years 2 through 4; plus

•	3.2% of all premiums paid up to target premium in Policy years 5 through 7; plus

•	2.6% of all premiums paid in excess of target premium in Policy years 5 through 7; plus

•	2.4% of all premiums paid in Policy years 8+.

For Policies that are in force at the end of the Policy year, we pay an additional trail commission of: 0.10% on the cash value in Policy years 2 through 20; 0.05% in Policy years 21-30; and 0% in all subsequent Policy years.

The registered representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

Flat fees may also be paid by us to unaffiliated selling firms providing wholesaling services (such as setting up broker meetings, providing sales support and training for sales representatives who sell the Policies).

Additional Compensation Paid to Selected Selling Firms.  In exchange for providing us with access to their distribution network, certain selling firms may receive from us additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates, based on sales volume or flat-fee arrangements. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements differs between selling firms.

No specific charge is assessed directly to policy owners or the separate account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses we pay, however, through fees and charges that policy owners do pay under the Policy and other corporate revenue.

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You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.

State Variations

Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free-look rights, issue age limitations, and the general availability of riders. Please note that this prospectus describes the material rights and obligations of the policy owner, and the maximum fees and charges for all Policy features and benefits are set forth in the fee table of the prospectus. See your Policy for specific variations because any such state variations will be included in your Policy or in riders or endorsements attached to your Policy. Contact your registered representative or our home office for specific information that is applicable to your state.

Legal Proceedings

Transamerica Life, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on Transamerica Life’s ability to meet its obligations under the Policy.

Financial Statements

The financial statements of Transamerica Life and the separate account are included in the SAI.

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TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Glossary
The Policy — General Provisions
Entire Contract
Information in the Application for this Policy
Ownership Rights
Changing the Owner
Choosing the Beneficiary
Changing the Beneficiary
Assigning the Policy
Exchanging the Policy
Selecting the Tax Test
Our Right to Contest the Policy
Suicide Exclusion
Misstatement of Age or Sex
Modifying the Policy
Additional Information
Settlement Options
Additional Information about Transamerica Life and the Separate Account
Changes to the Separate Account
Potential Conflicts of Interest
Legal Matters
Variations in Policy Provisions
Personalized Illustrations of Policy Benefits
Sale of the Policies
Reports to Owners
Claims of Creditors
Records
Additional Information
Independent Registered Public Accounting Firm
Financial Statements
Underwriting
Underwriting Standards
Performance Data
Performance Data in Advertising Sales Literature
Transamerica Life’s Published Ratings
Index to Financial Statements
Transamerica Corporate Separate Account Sixteen
Transamerica Life Insurance Company

67

GLOSSARY

account(s) — The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

accumulation unit — These are the accounting units used to calculate the values under this Policy.

age — The issue age of the insured, plus the number of completed Policy years since the effective date.

beneficiary — The person (s) to whom the life insurance benefit proceeds are paid upon the death of the insured.

case — all Policies originally issued to a single owner on a common date.

cash value  — After the free-look period, the cash value is the value of the Policy’s accumulation units in each subaccount, plus the amount in the fixed account, plus the amount in the loan account, less any mortality and expense risk charges that have accrued since the last monthly deduction day.

Code — The Internal Revenue Code of 1986, as amended.

effective date — The date coverage under this Policy becomes effective and the date from which Policy anniversaries, Policy years, and Policy months are determined. This date is shown on the Policy specifications page.

face amount — The face amount is the face amount shown on the Policy specifications page plus or minus any changes made as described in the Policy changes section of the Policy.

fixed account — An option to which you may allocate net premiums and cash value. The fixed account is part of our general account. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.

free-look period — The 10-day (or longer, if required by state law) period during which you may return the Policy to us and receive a refund.

general account — The assets of the company other than those allocated to the separate account or any other separate account established by the company.

guideline premium — The premium necessary to provide the benefits selected by the owner under the Policy based on the particular facts relating to the insured and certain assumptions defined by law.

home office — Transamerica Life’s home office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, 1-319-355-8572. Our toll-free phone number is 1-888-804-8461. Our fax number is 1-319-355-2378. Our hours are Monday -Friday from 8:00 a.m. — 4:30 p.m. Central Standard Time.

indebtedness — The loan amount plus any accrued loan interest.

insured — The person upon whose life the Policy is issued.

issue age — The age of the insured on the effective date. This age is shown on the Policy specifications page.

lapse — Termination of the Policy at the expiration of the late period while the insured is still living.

late period — The period of time that coverage is continued after the net cash value less any unpaid Policy loan is less than the monthly deduction charge for the next Policy month.

life insurance benefit — The life insurance benefit proceeds payable under this Policy will be based on the life insurance benefit option and the face amount in effect on the date of death.

life insurance benefit option — One of three options that an owner may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds — The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

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loan account — A portion of the company’s general account to which cash value is transferred to provide collateral for any loan taken under the Policy.

loan account value — The cash value in the loan account.

loan amount — The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary unpaid loan interest is added to the loan amount.

loan value — After the first Policy year, the loan value on any given date is equal to 90% of the net cash value on that date.

monthly deduction — Includes monthly contract charge, monthly cost of insurance (including any temporary flat extra rating shown on the Policy specifications page), a factor representing the mortality and expense risk charge, monthly cost for riders attached to the Policy, and a monthly deferred sales load (only in Policy years 2-7).

monthly deduction day — The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be deemed to be the next valuation day.

net cash value — The amount payable upon surrender of the Policy equal to the cash value as of the date of surrender, less any outstanding Policy loan and any accrued loan interest due.

net premium — The portion of the premium available for allocation to the subaccounts of the separate account or the fixed account equal to the premium paid by the policy owner less the applicable percent of premium loads.

1940 Act — The Investment Company Act of 1940, as amended.

NYSE — New York Stock Exchange.

partial withdrawal — An amount withdrawn from the net cash value which results in a reduction in the net cash value by the amount withdrawn.

percent of premium load — The percent shown on the Policy specifications page that is deducted from each premium paid.

planned premium — The premium you select as a level amount that you plan to pay on a monthly, semi-annual or annual basis over the life of the Policy. Payment of all planned premiums, in full and on schedule, does not mean that the Policy will not lapse, terminate without value. Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.

Policy anniversary — The same day and month as your effective date for each succeeding year your Policy remains in force.

Policy month — A one-month period beginning on the monthly deduction day.

Policy year — A twelve-month period beginning on the effective date or on a Policy anniversary.

policy owner (owner, you, your) — The person who owns the Policy and who may exercise all rights under the Policy while living.

portfolio (s) — A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC — U.S. Securities and Exchange Commission.

separate account — Transamerica Corporate Separate Account Sixteen, an investment account established by Transamerica Life to receive and invest net premiums allocated under the Policy and other variable life insurance policies we issue.

settlement options — The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount — A sub-division of the separate account. Each subaccount invests exclusively in the shares of the specified portfolio of an insurance-dedicated fund or in a portfolio of securities and investments.

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subaccount value — The cash value in a subaccount.

target premium — Amount of premium used to determine the percent of premium loads.

the group of cases — all inforce cases issued by us which are similarly underwritten.

transfer — A transfer of amounts between subaccounts of the separate account or the fixed account.

transfer charge — The company reserves the right to apply a charge of $25.00 for each transfer after the first twelve (12) transfers in a given Policy Year.

valuation day — Each day on which the New York Stock Exchange is open for regular trading.

valuation period — The period from the close of the immediately preceding valuation day (usually 4:00 p.m. Eastern time) to the close of the current valuation day.

we, us, company, our — Transamerica Life Insurance Company (“Transamerica Life”).

written notice — The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our home office.

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Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide to you, without charge and upon request, certain personalized hypothetical illustrations showing the life insurance benefit, net cash value, and cash value. These hypothetical illustrations may help you understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will help you compare this Policy to other life insurance policies. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations also will reflect the arithmetic average portfolio expenses for 2008. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest. The illustrations are not a representation or guarantee of investment returns or cash value.

Inquiries

To learn more about the Policy, including distribution arrangements and related compensation, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our home office at:

Transamerica Life Insurance Company
4333 Edgewood Road NE
Mail Stop 2390
Cedar Rapids, Iowa 52499
1-888-804-8461
Facsimile: 1-319-355-2378
(Monday — Friday from 8:00 a.m. — 4:30 p.m. Central time)

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090. You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by the writing the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. The Registrant’s file numbers are listed below.

TCI serves as the principal underwriter for the Policies. More information about TCI is available at http://www.finra.com or by calling 1-800-289-9999. You also can obtain an investor brochure from Financial Industry Regulatory Authority, Inc (“FINRA”) describing its Public Disclosure Program.

SEC File No. 333-109579/ 811-21440

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PART B

STATEMENT OF ADDITIONAL INFORMATION
January 1, 2010
ADVANTAGE X
issued through
Transamerica Corporate Separate Account Sixteen
by
Transamerica Life Insurance Company
Home Office:
4333 Edgewood Rd NE
Mailstop 2390
Cedar Rapids, IA 52499
1-888-804-8461 • 1-319-355-8572
This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the Advantage X, an individual variable adjustable life insurance policy offered by Transamerica Life Insurance Company (“Transamerica Life”), an AEGON company. You may obtain a copy of the prospectus dated January 1, 2010, by calling 1-888-804-8461 or 1-319-355-8572 (Monday — Friday from 8:00 a.m. — 4:30 p.m. CST), or by writing to the home office at Transamerica Life, 4333 Edgewood Rd NE, Cedar Rapids, Iowa, 52499. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.
This SAI is not a prospectus and should be read only in conjunction with the prospectus for the Policy and
Transamerica Corporate Separate Account Sixteen.

TABLE OF CONTENTS

Glossary	2
The Policy — General Provisions	5
Entire Contract	5
Information in the Application for this Policy	5
Ownership Rights	5
Changing the Owner	5
Choosing the Beneficiary	5
Changing the Beneficiary	6
Assigning the Policy	6
Exchanging the Policy	6
Selecting the Tax Test	7
Our Right to Contest the Policy	7
Suicide Exclusion	8
Misstatement of Age or Sex	8
Modifying the Policy	8
Additional Information	8
Settlement Options	8
Additional Information about Transamerica Life and the Separate Account	9
Changes to the Separate Account	10
Potential Conflicts of Interest	11
Legal Matters	11
Variations in Policy Provisions	11
Personalized Illustrations of Policy Benefits	11
Sale of the Policies	11
Reports to Owners	12
Claims of Creditors	12
Records	12
Additional Information	12
Independent Registered Public Accounting Firm	13
Financial Statements	13
Underwriting	13
Underwriting Standards	13
Performance Data	14
Performance Data in Advertising Sales Literature	14
Transamerica Life’s Published Ratings	14
Index to Financial Statements	15
Transamerica Corporate Separate Account Sixteen	15
Transamerica Life Insurance Company	15

GLOSSARY
account(s) — The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.
accumulation unit — These are the accounting units used to calculate the values under this Policy.
age — The issue age of the insured, plus the number of completed Policy years since the effective date.
beneficiary — The person(s) to whom the life insurance benefit proceeds are paid upon the death of the insured.
cash value — After the free look period, the cash value is the value of the Policy’s accumulation units in each subaccount, plus the amount in the fixed account, plus the amount in the loan account, less any mortality and expense risk charges that have accrued since the last monthly deduction day.
Code — The Internal Revenue Code of 1986, as amended.
effective date — The date coverage under this Policy becomes effective and the date from which Policy anniversaries, Policy years and Policy months are determined. This date is shown on the Policy specifications page.
face amount — The face amount is the face amount shown on the Policy specifications page plus or minus any changes made as described in the Policy changes section of the Policy.
fixed account — An option to which you may allocate net premiums and cash value. The fixed account is part of our general account. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.
general account — The assets of the company other than those allocated to the separate account or any other separate account established by the company.
guideline premium — The premium necessary to provide the benefits selected by the owner under the Policy based on the particular facts relating to the insured and certain assumptions defined by law.
home office — Transamerica Life’s home office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, 1-319-355-8572. Our toll-free phone number is 1-888-804-8461. Our fax number is 1-319-355-2378. Our hours are Monday — Friday from 8:00 a.m. — 4:30 p.m. Central Standard Time.
indebtedness — The loan amount plus any accrued loan interest.
insured — The person upon whose life the Policy is issued.
issue age — The age of the insured on the effective date. This age is shown on the Policy specifications page.
lapse — Termination of the Policy at the expiration of the late period while the insured is still living.
late period — The period of time that coverage is continued after the net cash value less any unpaid Policy loan is less than the monthly deduction charge for the next Policy month.
life insurance benefit — The life insurance benefit proceeds payable under this Policy will be based on the life insurance benefit option and the face amount in effect on the date of death.
life insurance benefit option — One of three options that an owner may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds — The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.
loan account — A portion of the Company’s general account to which cash value is transferred to provide collateral for any loan taken under the Policy.
loan amount — The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary unpaid loan interest is added to the loan amount.
monthly deduction — Includes monthly contract charge, monthly cost of insurance, a factor representing the mortality and expense risk charge, monthly cost for riders attached to the Policy, a monthly deferred sales load (only in Policy years 2-7) and any temporary flat extra rating shown on the Policy specifications page.
monthly deduction day — The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be deemed to be the next valuation day.
net cash value — The amount payable upon surrender of the Policy equal to the cash value as of the date of surrender, less any outstanding Policy loan and any accrued loan interest due.
net premium — The portion of the premium available for allocation to the subaccounts of the separate account or the fixed account equal to the premium paid by the policy owner less the applicable percent of premium loads.
1940 Act — The Investment Company Act of 1940, as amended.
partial withdrawal — An amount withdrawn from the net cash value which results in a reduction in the net cash value by the amount withdrawn.
Policy anniversary — The same day and month as your effective date for each succeeding year your Policy remains in force.
Policy month — A one-month period beginning on the monthly deduction day.
Policy year — A twelve-month period beginning on the effective date or on a Policy anniversary.
policy owner (owner, you, your) — The person who owns the Policy and who may exercise all rights under the Policy while living.
portfolio(s) — A series of a mutual fund in which a corresponding subaccount invests its assets.
SEC — U.S. Securities and Exchange Commission.
separate account — Transamerica Corporate Separate Account Sixteen, an investment account established by Transamerica Life to receive and invest net premiums allocated under the Policy and other variable life insurance policies we issue.
settlement options — The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.
subaccount — A sub-division of the separate account. Each subaccount exclusively invests in the shares of a specified portfolio of an insurance-dedicated fund or in a portfolio of securities and investments.
subaccount value — The cash value in a subaccount.
target premium — Amount of premium used to determine the percent of premium loads.
transfer — A transfer of amounts among subaccounts of the separate account or the fixed account.

we, us, company, our — Transamerica Life Insurance Company (“Transamerica Life”).
written notice — The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our home office.

In order to supplement the description in the prospectus, the following provides additional information about Transamerica Life and the Policy, which may be of interest to a prospective purchaser.
THE POLICY — GENERAL PROVISIONS
Entire Contract
The entire contract consists of the Policy, any Policy attachments, the application for the Policy and any supplemental applications. Any application used to apply for increases in the face amount will be attached to and made a part of the Policy. Any extra benefit rider attached to the Policy will become a part of the Policy and will be subject to all the terms and conditions of the Policy unless we state otherwise in the rider.
Information in the Application for this Policy
In issuing the Policy, we have relied on the statements made in the application. All such statements are deemed to be representations and not warranties. We assume these statements are true and complete to the best of the knowledge and belief of those who made them.
No statement made in connection with the application will be used by us to void the Policy or to deny a claim unless that statement is a material misrepresentation and is part of the application.
Ownership Rights
The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no successor owner is named, then ownership of the Policy will pass to the owner’s estate. The owner may exercise certain rights described below.
Changing the Owner
•	Change the owner by providing written notice in good order to us at our home office at any time while the insured is alive and the Policy is in force.

•	Once we have recorded a change of owner, the change is effective as of the date the owner signs the written notice.

•	Changing the owner does not automatically change the beneficiary.

•	Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.

•	We are not liable for payments we made before we received the written notice at our home office.
Choosing the Beneficiary
•	The owner designates the beneficiary (the person to receive the life insurance benefit when the insured dies) in the application or in a signed notice.

•	Any beneficiary designation is revocable unless otherwise stated in the designation.

•	If the owner designates more than one beneficiary, they can be classed as first, second and so on. If two or more are named in a class, each beneficiary shares equally in any life insurance benefit proceeds unless the beneficiary designation states otherwise.

•	If the beneficiary dies before the insured, then any contingent beneficiary becomes a beneficiary.

•	If no beneficiary survives the insured, the right to these proceeds will pass to you. If you are the insured, the right will pass to you.
Changing the Beneficiary
•	The owner changes the beneficiary by providing written notice in good order to us at our home office any time while the insured is alive and the Policy is in force.

•	Once we have recorded the change of beneficiary, the change is effective as of the date the owner signs the written notice.

•	We are not liable for any payments we made before we received the written notice at our home office.
Assigning the Policy
•	The owner may assign Policy rights while the insured is alive.

•	The owner retains any ownership rights that are not assigned.

•	We must receive written notice in good order of the assignment at our home office.

•	Assignee may not change the owner or the beneficiary and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.

•	An assignment passes along the obligation to repay any indebtedness outstanding at the time of the assignment.

•	Claims under any assignment are subject to proof of interest and the extent of the assignment.

•	We are not:
•	bound by any assignment unless we receive a written notice in good order of the assignment at our home office;

•	responsible for the validity of any assignment;

•	liable for any payment we made before we received written notice of the assignment at our home office; or

•	bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).
•	Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

Exchanging the Policy
•	Within 24 months of the issue date of this Policy, you may exchange the Policy for a new policy on the life of the insured without evidence of insurability.

•	In order to exchange this Policy, we will require:
•	that this Policy be in effect on the date of the exchange;

•	repayment of any unpaid loan;

•	an adjustment, if any, for premiums and cash values of this and the new policy.
•	The date of exchange will be the later of:
•	the date you send this Policy along with a signed written request for an exchange;

•	the date we receive at our home office, or at any other location that we indicate to you in writing, the necessary payment for the exchange.
•	The date of the exchanged policy will be the same as the date of the original Policy.

•	The benefits of the new policy will not reflect the investment experience of the separate account.

•	The new policy will be on a permanent plan of life insurance that we would be offering for this purpose on the date of issue of this Policy.

•	The new policy will have a face amount equal to the initial face amount of this Policy. It will be based on the same issue age, sex and class of risk as this Policy.

•	All riders attached to this Policy will end on the date of exchange, unless we agree otherwise.

•	An exchange may have tax consequences.
Selecting the Tax Test
The owner may elect either the guideline premium test or the cash value accumulation test. Your election may affect the amount of the life insurance benefit payable under your Policy, the amount of premiums you may pay and the amount of your monthly deduction.
Our Right to Contest the Policy
In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy’s validity or may resist a claim under the Policy. We also may contest the validity of any increase of face amount or other change to the Policy if you make any material misrepresentation of a fact in the application (or any supplemental application) for the increase or change to the Policy. In the absence of fraud, we consider statements made in the application(s) to be representations, not warranties.
In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured’s lifetime for two years from the effective date, or if the Policy has been reinstated, for two years from the date of Policy reinstatement. Likewise, we cannot bring any legal action to contest the validity of any increase in face amount that occurs after the effective date, or any Policy reinstatement, for two years from the effective date of the increase or reinstatement.

However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two-year contestable period will be measured from the date the corresponding portion of term insurance became effective. Please refer to the provision or provisions that may be in any rider or riders attached to the Policy regarding the contestability of the rider or riders.
Suicide Exclusion
If the insured commits suicide, while sane or insane, within two years of the effective date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any indebtedness, and less any partial withdrawals. We will pay this amount to the beneficiary in one sum.
If the insured commits suicide, while sane or insane, within two years of the effective date of any increase in the face amount or additional coverage rider, our liability is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.
However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two-year suicide exclusion period will be measured from the date that the corresponding portion of term insurance became effective.
Misstatement of Age or Sex
If the age or sex of the insured was stated incorrectly in the application or any supplemental application, then the life insurance benefit and any benefits provided by rider or endorsement will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured’s correct age and sex. If the age of the insured has been overstated or understated, we will calculate future monthly deductions using the cost of insurance (and the cost of benefit provided by rider or endorsement) based on the insured’s correct age and sex.
Modifying the Policy
Only our President, one of the Vice Presidents, Secretary or an officer of Transamerica Life may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.
If we modify the Policy, we will provide you notice, and we will make appropriate endorsements to the Policy.
ADDITIONAL INFORMATION
Settlement Options
When the insured dies, the policy proceeds will be paid in one sum or, if elected, a fixed period option.
Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured’s date of death.
Under a settlement option, the dollar amount of each payment may depend on four things:
•	the amount of the surrender on the surrender date or life insurance benefit proceeds on the insured’s date of death;

•	the interest rate we credit on those amounts;

•	the mortality tables we use; and

•	the specific payment option(s) you choose.
If the fixed period option is selected, we will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 360 months. We will stop making payments once we have made all the payments for the period selected.
If the regular payment under the fixed period option is less than $100, we may pay any unpaid amount or present value in one lump sum. We may make other settlement options available in the future.
Even if the life insurance benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the life insurance benefit after the insured’s death are taxable, and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.
All settlement option rates are based on the 2000 Individual Annuity Mortality Table, if applicable, and a guaranteed annual interest rate of 2%. The payee will receive the greater of:
1.	The income rates in effect for us at the time the income payments are made; or

2.	The following income rates as guaranteed in the Policy.

Monthly
Fixed	Installment
Period	per
(in months)	$1,000.00
60	$17.49
120	9.18
180	6.42
240	5.04
300	4.22
360	3.68
Additional Information about Transamerica Life and the Separate Account
Transamerica Life is a stock life insurance company that is wholly-owned by Transamerica Occidental Life Insurance Company, which, in turn, is wholly-owned indirectly by AEGON USA, Inc., which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. AEGON USA, Inc. is a wholly-owned indirect subsidiary of AEGON N.V., of the Netherlands, a public company under Dutch law. Transamerica Life’s home office is located at 4333 Edgewood Rd NE, Cedar Rapids, IA, 52499.

Transamerica Life was incorporated in 1961 under the laws of Iowa as NN Investors Life Insurance Company, Inc. and is subject to regulation by the Insurance Department of the State of Iowa, as well as by the insurance departments of all other states and jurisdictions in which it does business. Transamerica Life is licensed to sell insurance in all states (except New York), Guam, and in the District of Columbia. Transamerica Life submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.
Transamerica Life established the separate account as a separate investment account under Iowa law in 2003. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Transamerica Life, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a “separate account” within the meaning of the federal securities laws.
Transamerica Life holds the assets of the separate account apart from the general account. Transamerica Life maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. (“AEGON USA”) in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Transamerica Life. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc., provides fidelity coverage, and covers the activities of registered representatives of Transamerica Capital, Inc. (“TCI”) to a limit of $10 million.
Changes to the Separate Account
Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:
•	Remove, combine or add subaccounts and make the new subaccounts available to you at our discretion;

•	Add new portfolios or remove existing portfolios;

•	Substitute new portfolios for any existing portfolios if shares of the portfolio are no longer available for investments or if we determine that investment in a portfolio is no longer appropriate in light of the purposes of the separate account;

•	Close subaccounts to allocations of new premiums by existing or new policy owners at any time at our discretion;

•	Make subaccounts (including new subaccounts) available to such classes of Policies as we may determine;

•	Transfer assets supporting the Policies from one subaccount to another or from the separate account to another separate account;

•	Combine the separate account with other separate accounts and/or create new separate accounts;

•	Deregister the separate account under the 1940 Act or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;

•	Manage the separate account under the direction of a committee at any time;

•	Make any changes required by the 1940 Act or other applicable law or regulation; and

•	Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.
Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.

The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.
Potential Conflicts of Interests
Shares of certain Portfolios are sold to separate accounts of insurance companies that may or may not be affiliated with Transamerica Life or each other. In addition, shares of certain portfolios are also sold to separate accounts to serve as the underlying investment for variable life insurance policies, variable annuity contracts and for retirement plans. It is possible that a material conflict may arise between the interests of owners of the Policies and owners of other variable life insurance policies or variable annuity contracts whose accumulation values are allocated to a portfolio. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners. Although neither Transamerica Life nor the portfolios currently foresee any such disadvantages, Transamerica Life and each portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, Transamerica Life will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.
Legal Matters
Sutherland Asbill & Brennan LLP of Washington, D.C. provided advice on certain matters relating to the federal securities laws.
Variations in Policy Provisions
Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include restrictions on the operation of the fixed account, and different interest rates charged and credited on Policy loans. Please refer to your Policy, as any variations will be included in your Policy or in riders or endorsements attached to your Policy.
Personalized Illustrations of Policy Benefits
To help you understand how your life insurance benefit, net cash value, and cash value would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations without charge and upon request. These illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts and hypothetical rates of return (within limits) that you request.
The illustrations also will reflect the average portfolio expenses for 2008. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.
The illustrations are hypothetical only and are not representations of future returns or Policy values and benefits. Your actual results will differ from those in the illustrations.
Sale of the Policies
We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

Our affiliate TCI is the distributor and principal underwriter for the Policies. TCI’s home office is located at 4600 S. Syracuse St., Suite 1100, Denver, CO 80237. TCI, like Transamerica Life, is an indirect, wholly owned subsidiary of AEGON USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA, Inc. TCI is not a member of the Securities Investor Protection Corporation.
The Policies are offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCI. TCI compensates these selling firms for their services. Sales representatives are appointed as our insurance agents.
During fiscal years 2008, 2007 and 2006, the amounts paid to TCI (beginning May 1, 2007) and AFSG Securities Corporation (“AFSG”) (the principal underwriter until April 2007) in connection with all Policies sold through the separate account were $1,386,751.00, $1,927,480.26, and $1,736,805.60, respectively. TCI and AFSG passed through commissions they received to selling firms for their sales and did not retain any portion in return for their services as principal underwriter for the Policies. Our parent company provides paid-in capital contributions to TCI (and provided paid-in capital distributions to AFSG), and pays for TCI’s (and paid for AFSG’s) operating and other expenses, including overhead, legal and accounting fees.
We and/or TCI may pay certain selling firms additional cash amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) costs associated with sales conferences and educational seminars for their sales representatives; and (3) other sales expenses incurred by them. We and/or TCI may make additional payments to certain selling firms based on aggregate sales or persistency standards. These various payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.
Reports to Owners
At least once each year, or more often as required by law, we will mail to policy owners at their last known address a report showing the following information as of the end of the report period:
•	the current cash value

•	the current net cash value

•	the current life insurance benefit

•	the current loan amount

•	any activity since the last report

•	the current subaccount values and loan account value

•	current net premium allocations

•	any other information required by law
In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in face amount, changes in life insurance benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.
Claims of Creditors
Except as described in the assignment section above, payments we make under the Policy are, to the extent permitted by law, exempt from the claims, attachments or levies of any creditors.
Records
We will maintain all records relating to the separate account and the fixed account.
Additional Information
A registration statement under the Securities act of 1933 has been filed with the SEC relating to the offering described in the prospectus and this statement of additional information. Neither the prospectus nor this statement of additional information includes all the information included in the registration statement. The omitted information may be obtained at the SEC’s principal office in Washington, D.C. by paying the SEC’s prescribed fees.
Independent Registered Public Accounting Firm
The financial statements of the separate account at December 31, 2008 and for the periods disclosed in the financial statements, and the financial statements and schedules of Transamerica Life at December 31, 2008, 2007 and 2006, for each of the three years in the period ended December 31, 2008, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.
Financial Statements
The separate account’s financial statements, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages and have been audited in accordance with the standards of the Public Company Accounting Oversight Board (United States). The company’s financial statements are also attached and have been audited in accordance with the standards of the Public Company Accounting Oversight Board (United States).
Transamerica Life’s financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, also appear on the following pages. These financial statements and schedules should be distinguished from the separate account’s financial statements, and you should consider these financial statements and schedules only as bearing upon Transamerica Life’s ability to meet our obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.
Transamerica Life’s financial statements and schedules at December 31, 2008, 2007, and 2006 and for each of the three years in the period ended December 31, 2008, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.
UNDERWRITING
Underwriting Standards
This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and Policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana to insure residents of that state on actuarial tables that do not differentiate on the basis of gender.
Your cost of insurance charge will vary by the insured’s gender, issue age on the effective date and rate class. We currently place insureds into the following rate classes:
•	Medical issue;

•	Simplified issue;

•	Guaranteed issue;

•	Guaranteed issue select;

•	Non-tobacco use;

•	Tobacco use

We also place insureds in various sub-standard rate classes, which entail a higher mortality risk and higher charges. We generally charge higher rates for insureds that use tobacco. Medical issue requires the completion of a full medical application. Guaranteed issue select may require a full medical exam and/or further information before an insured is approved for coverage.
PERFORMANCE DATA
Performance Data in Advertising Sales Literature
We may compare each subaccount’s performance to the performance of:
•	other variable life issuers in general;

•	variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. (“Lipper”) and Morningstar, Inc. (“Morningstar”); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron’s, Kiplinger’s Personal Finance, and Fortune);
•	Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return and assumes reinvestment of distributions, but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.
•	the Standard & Poor’s Index of 500 Common Stocks or other widely recognized indices;
•	unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or
•	other types of investments, such as:
•	certificates of deposit;

•	savings accounts and U.S. Treasuries;

•	certain interest rate and inflation indices (e.g., the Consumer Price Index); or

•	indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).
Transamerica Life’s Published Ratings
We may publish in advertisements, sales literature or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody’s Investors Service, Inc., Standard & Poor’s Insurance Rating Services and Fitch Ratings. These ratings are opinions regarding an operating insurance company’s financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their respective portfolios, or to their performance.

INDEX TO FINANCIAL STATEMENTS
Transamerica Corporate Separate Account Sixteen
Report of Independent Registered Public Accounting Firm
Statements of Assets and Liabilities
Statements of Operations
Statements of Changes in Net Assets
Notes to the Financial Statements
Transamerica Life Insurance Company
Report of Independent Registered Public Accounting Firm, dated March 25, 2009
Audited Financial Statements
Balance Sheets — Statutory Basis
Statements of Operations — Statutory Basis
Statements of Changes in Capital and Surplus — Statutory Basis
Statements of Cash Flow — Statutory Basis
Notes to Financial Statements — Statutory-Basis
Statutory-Basis Financial Statement Schedules
Summary of Investments — Other Than Investments in Related Parties
Supplementary Insurance Information
Reinsurance

FINANCIAL STATEMENTS
Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Year Ended December 31, 2008

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Financial Statements
Year Ended December 31, 2008

Report of Independent Registered Public Accounting Firm
The Board of Directors and Contract Owners
of Transamerica Corporate Separate Account Sixteen
Transamerica Life Insurance Company
We have audited the accompanying statements of assets and liabilities of the subaccounts of Transamerica Corporate Separate Account Sixteen (the Separate Account) (comprised of the Balanced, Contrafund®, Growth Opportunities, Growth, High Income, AIM V.I. — Dynamics, AIM V.I. — Financial Services, AIM V.I. — Global Health Care, AIM V.I. — Technology, Forty, Flexible Bond, Large Cap Growth, International Growth, Mid Cap Growth, Worldwide Growth, U.S. Mid Cap Value, All Asset (Administrative Class), Real Return, Short-Term, StocksPLUS® Growth and Income, Total Return, Royce Micro-Cap, Royce Small-Cap, DWS Small Cap Index VIP, T. Rowe Price Blue Chip Growth, T. Rowe Price Equity Income, T. Rowe Price International Stock, Vanguard VIF Balanced, Vanguard VIF Capital Growth, Vanguard VIF Diversified Value, Vanguard VIF Equity Index, Vanguard VIF Growth, Vanguard VIF High Yield Bond, Vanguard VIF International, Vanguard VIF Mid-Cap Index, Vanguard VIF Money Market, Vanguard VIF REIT Index, Vanguard VIF Short-Term Investment Grade, Vanguard VIF Small Company Growth, Vanguard VIF Total Bond Market Index, Vanguard VIF Total Stock Market Index, Van Eck Worldwide Absolute Return, Global Small Capitalization, Growth, International, New World, First Eagle Overseas, Third Avenue Value, Mid Cap, AIM V.I. — Small Cap Equity, and High Yield subaccounts), at December 31, 2008, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Transamerica Corporate Separate Account Sixteen at December 31, 2008, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa
March 25, 2009

1

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Assets and Liabilities
December 31, 2008

			Growth			AIM V.I. -
	Balanced	Contrafund®	Opportunities	Growth	High Income	Dynamics
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	23,618.867	155,348.937	—	21,460.438	102,517.980	1,208.339

Cost	$362,264	$3,790,201	$—	$846,540	$547,484	$19,249

Investments in mutual funds,
Level 1 quoted at net asset value	$233,118	$2,390,820	$—	$504,964	$405,971	$12,071
Receivable for units sold	2	—	—	—	—	—

Total assets	233,120	2,390,820	—	504,964	405,971	12,071

Liabilities
Payable for units redeemed	—	9	—	1	1	—

	$233,120	$2,390,811	$—	$504,963	$405,970	$12,071

Net Assets:
Deferred annuity contracts terminable by owners	$233,120	$2,390,811	$—	$504,963	$405,970	$12,071

Total net assets	$233,120	$2,390,811	$—	$504,963	$405,970	$12,071

Accumulation units outstanding	253,776	2,256,248	—	618,414	417,515	13,703

Accumulation unit value	$0.918603	$1.059640	$0.707892	$0.816545	$0.972349	$0.880939

Accumulation units outstanding	—	—	—	—	—	—

Accumulation unit value	$—	$—	$—	$—	$—	$—

See accompanying notes.

2

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Assets and Liabilities
December 31, 2008

	AIM V.I. -	AIM V.I. -
	Financial	Global Health	AIM V.I. -			Large Cap
	Services	Care	Technology	Forty	Flexible Bond	Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	19,630.950	5,907.670	6,033.220	51,940.683	19,950.531	—

Cost	$137,452	$96,587	$75,022	$1,849,226	$228,986	$—

Investments in mutual funds,
Level 1 quoted at net asset value	$80,880	$73,669	$50,558	$1,193,077	$231,825	$—
Receivable for units sold	—	—	—	391	4	—

Total assets	80,880	73,669	50,558	1,193,468	231,829	—

Liabilities
Payable for units redeemed	1	—	—	—	—	—

	$80,879	$73,669	$50,558	$1,193,468	$231,829	$—

Net Assets:
Deferred annuity contracts terminable by owners	$80,879	$73,669	$50,558	$1,193,468	$231,829	$—

Total net assets	$80,879	$73,669	$50,558	$1,193,468	$231,829	$—

Accumulation units outstanding	183,241	72,707	68,718	1,016,646	184,102	—

Accumulation unit value	$0.441381	$1.013234	$0.735741	$1.173926	$1.259240	$0.868718

Accumulation units outstanding	—	—	—	—	—	—

Accumulation unit value	$—	$—	$—	$—	$—	$—

See accompanying notes.

3

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Assets and Liabilities
December 31, 2008

					All Asset
	International	Mid Cap	Worldwide	U.S. Mid Cap	(Administrative
	Growth	Growth	Growth	Value	Class)	Real Return
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	117,526.501	2,241.173	—	1,956.903	0.025	58,839.793

Cost	$6,421,782	$86,092	$—	$19,475	$—	$749,220

Investments in mutual funds,
Level 1 quoted at net asset value	$3,106,225	$47,647	$—	$15,049	$—	$662,536
Receivable for units sold	—	—	—	—	—	—

Total assets	3,106,225	47,647	—	15,049	—	662,536

Liabilities
Payable for units redeemed	425	—	—	1	—	120

	$3,105,800	$47,647	$—	$15,048	$—	$662,416

Net Assets:
Deferred annuity contracts terminable by owners	$3,105,800	$47,647	$—	$15,048	$—	$662,416

Total net assets	$3,105,800	$47,647	$—	$15,048	$—	$662,416

Accumulation units outstanding	2,118,802	43,345	—	14,681	—	571,363

Accumulation unit value	$1.465828	$1.099255	$0.822263	$1.025023	$1.144949	$1.159362

Accumulation units outstanding	—	—	—	—	—	—

Accumulation unit value	$—	$—	$—	$—	$—	$—

See accompanying notes.

4

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Assets and Liabilities
December 31, 2008

		StocksPLUS®
		Growth and		Royce Micro-	Royce Small-	DWS Small
	Short-Term	Income	Total Return	Cap	Cap	Cap Index VIP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	75,660.122	50,284.975	220,727.415	267,430.502	128,045.876	79,413.121

Cost	$750,756	$542,185	$2,298,950	$3,112,317	$1,160,601	$1,161,064

Investments in mutual funds,
Level 1 quoted at net asset value	$727,851	$300,704	$2,275,700	$1,612,606	$822,055	$685,335
Receivable for units sold	21	1	161	—	—	—

Total assets	727,872	300,705	2,275,861	1,612,606	822,055	685,335

Liabilities
Payable for units redeemed	—	—	—	122	4	6

	$727,872	$300,705	$2,275,861	$1,612,484	$822,051	$685,329

Net Assets:
Deferred annuity contracts terminable by owners	$727,872	$300,705	$2,275,861	$1,612,484	$822,051	$685,329

Total net assets	$727,872	$300,705	$2,275,861	$1,612,484	$822,051	$685,329

Accumulation units outstanding	468,852	354,856	1,770,486	1,708,515	714,495	705,730

Accumulation unit value	$1.138487	$0.847399	$1.285444	$0.943793	$1.150533	$0.971092

Accumulation units outstanding	173,435	—		—	—	—

Accumulation unit value	$1.119096	$—	$—	$—	$—	$—

See accompanying notes.

5

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Assets and Liabilities
December 31, 2008

	T. Rowe Price		T. Rowe Price			Vanguard VIF
	Blue Chip	T. Rowe Price	International	Vanguard VIF	Vanguard VIF	Diversified
	Growth	Equity Income	Stock	Balanced	Capital Growth	Value
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	33,284.663	85,297.492	81,289.394	268,799.949	185,042.511	322,978.898

Cost	$365,813	$1,999,146	$1,323,403	$5,137,799	$2,904,037	$4,421,362

Investments in mutual funds,
Level 1 quoted at net asset value	$225,670	$1,223,166	$669,825	$3,991,679	$2,298,228	$3,090,909
Receivable for units sold	3	—	—	6	6	—

Total assets	225,673	1,223,166	669,825	3,991,685	2,298,234	3,090,909

Liabilities
Payable for units redeemed	—	1	2	—	—	3

	$225,673	$1,223,165	$669,823	$3,991,685	$2,298,234	$3,090,906

Net Assets:
Deferred annuity contracts terminable by owners	$225,673	$1,223,165	$669,823	$3,991,685	$2,298,234	$3,090,906

Total net assets	$225,673	$1,223,165	$669,823	$3,991,685	$2,298,234	$3,090,906

Accumulation units outstanding	265,233	1,245,453	700,930	3,389,719	2,006,032	2,884,926

Accumulation unit value	$0.850849	$0.982105	$0.955620	$1.177586	$1.145662	$1.071399

Accumulation units outstanding	—	—	—	—	—	—

Accumulation unit value	$—	$—	$—	$—	$—	$—

See accompanying notes.

6

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Assets and Liabilities
December 31, 2008

			Vanguard VIF
	Vanguard VIF	Vanguard VIF	High Yield	Vanguard VIF	Vanguard VIF	Vanguard VIF Money
	Equity Index	Growth	Bond	International	Mid-Cap Index	Market
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	210,572.349	4,686.001	41,997.900	240,420.960	339,981.502	13,435,546.110

Cost	$5,458,562	$45,620	$339,054	$4,732,633	$5,776,342	$13,435,546

Investments in mutual funds,
Level 1 quoted at net asset value	$3,708,179	$41,659	$248,208	$2,836,967	$3,134,630	$13,435,546
Receivable for units sold	—	—	—	—	—	1,328

Total assets	3,708,179	41,659	248,208	2,836,967	3,134,630	13,436,874

Liabilities
Payable for units redeemed	13	—	7	4	11	—

	$3,708,166	$41,659	$248,201	$2,836,963	$3,134,619	$13,436,874

Net Assets:
Deferred annuity contracts terminable by owners	$3,708,166	$41,659	$248,201	$2,836,963	$3,134,619	$13,436,874

Total net assets	$3,708,166	$41,659	$248,201	$2,836,963	$3,134,619	$13,436,874

Accumulation units outstanding	3,987,216	47,791	256,625	2,396,604	3,132,245	11,306,579

Accumulation unit value	$0.930014	$0.871686	$0.967174	$1.183743	$1.000758	$1.188412

Accumulation units outstanding	—	—	—	—	—	—

Accumulation unit value	$—	$—	$—	$—	$—	$—

See accompanying notes.

7

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Assets and Liabilities
December 31, 2008

		Vanguard VIF	Vanguard VIF			Van Eck
		Short-Term	Small	Vanguard VIF	Vanguard VIF	Worldwide
	Vanguard VIF	Investment	Company	Total Bond	Total Stock	Absolute
	REIT Index	Grade	Growth	Market Index	Market Index	Return
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	86,476.332	11,108.441	120,549.353	279,620.668	49,954.382	5,824.563

Cost	$1,218,367	$117,268	$1,852,286	$3,112,094	$1,414,695	$57,103

Investments in mutual funds,
Level 1 quoted at net asset value	$661,544	$110,529	$1,178,973	$3,249,192	$907,671	$52,479
Receivable for units sold	—	3	10	—	5	1

Total assets	661,544	110,532	1,178,983	3,249,192	907,676	52,480

Liabilities
Payable for units redeemed	2	—	—	—	—	—

	$661,542	$110,532	$1,178,983	$3,249,192	$907,676	$52,480

Net Assets:
Deferred annuity contracts terminable by owners	$661,542	$110,532	$1,178,983	$3,249,192	$907,676	$52,480

Total net assets	$661,542	$110,532	$1,178,983	$3,249,192	$907,676	$52,480

Accumulation units outstanding	630,657	98,434	1,326,025	2,584,179	958,385	53,516

Accumulation unit value	$1.048973	$1.122911	$0.889111	$1.257340	$0.947089	$0.980628

Accumulation units outstanding	—	—	—	—	—	—

Accumulation unit value	$—	$—	$—	$—	$—	$—

See accompanying notes.

8

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Assets and Liabilities
December 31, 2008

	Global Small				First Eagle	Third Avenue
	Capitalization	Growth	International	New World	Overseas	Value
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	41,597.630	59,383.655	13,393.330	44,724.995	111,883.827	26,542.324

Cost	$904,955	$3,601,524	$242,777	$950,174	$3,018,694	$434,191

Investments in mutual funds,
Level 1 quoted at net asset value	$458,822	$1,975,694	$163,265	$602,446	$2,327,184	$318,773
Receivable for units sold	—	—	—	—	—	1

Total assets	458,822	1,975,694	163,265	602,446	2,327,184	318,774

Liabilities
Payable for units redeemed	—	10	—	2	16	—

	$458,822	$1,975,684	$163,265	$602,444	$2,327,168	$318,774

Net Assets:
Deferred annuity contracts terminable by owners	$458,822	$1,975,684	$163,265	$602,444	$2,327,168	$318,774

Total net assets	$458,822	$1,975,684	$163,265	$602,444	$2,327,168	$318,774

Accumulation units outstanding	524,639	2,373,593	158,773	489,671	1,412,521	423,923

Accumulation unit value	$0.874548	$0.832360	$1.028293	$1.230305	$1.268969	$0.751962

Accumulation units outstanding	—	—	—	—	307,782	—

Accumulation unit value	$—	$—	$—	$—	$1.737340	$—

See accompanying notes.

9

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Assets and Liabilities
December 31, 2008

		AIM V.I. -
		Small Cap
	Mid Cap	Equity	High Yield
	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	69,554.440	741.718	8,457.648

Cost	$1,812,317	$7,947	$69,318

Investments in mutual funds,
Level 1 quoted at net asset value	$1,281,888	$7,877	$47,870
Receivable for units sold	—	—	—

Total assets	1,281,888	7,877	47,870

Liabilities
Payable for units redeemed	4	—	18

	$1,281,884	$7,877	$47,852

Net Assets:
Deferred annuity contracts terminable by owners	$1,281,884	$7,877	$47,852

Total net assets	$1,281,884	$7,877	$47,852

Accumulation units outstanding	1,416,699	11,490	—

Accumulation unit value	$0.904839	$0.685524	$—

Accumulation units outstanding	—	—	47,755

Accumulation unit value	$—	$—	$1.002023

See accompanying notes.

10

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Operations
Year Ended December 31, 2008

			Growth
	Balanced	Contrafund®	Opportunities	Growth
	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$5,704	$34,244	$—	$6,432
Expenses:
Administrative, mortality and expense risk charge	2,921	20,612	31	6,156

Net investment income (loss)	2,783	13,632	(31)	276

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	19,480	79,624	—	—
Proceeds from sales	269,220	1,529,251	26,454	697,307
Cost of investments sold	258,428	2,130,978	28,365	593,942

Net realized capital gains (losses) on investments	30,272	(522,103)	(1,911)	103,365

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	37,649	(304,984)	2,190	277,576
End of period	(129,146)	(1,399,381)	—	(341,576)

Net change in unrealized appreciation/depreciation of investments	(166,795)	(1,094,397)	(2,190)	(619,152)

Net realized and unrealized capital gains (losses) on investments	(136,523)	(1,616,500)	(4,101)	(515,787)

Increase (decrease) in net assets from operations	$(133,740)	$(1,602,868)	$(4,132)	$(515,511)

See accompanying notes.

11

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Operations
Year Ended December 31, 2008

			AIM V.I. -	AIM V.I. -
		AIM V.I. -	Financial	Global Health
	High Income	Dynamics	Services	Care
	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$47,576	$—	$3,356	$—
Expenses:
Administrative, mortality and expense risk charge	2,354	121	917	555

Net investment income (loss)	45,222	(121)	2,439	(555)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	9,670	13,548
Proceeds from sales	78,791	4,205	117,593	51,011
Cost of investments sold	100,252	3,772	227,561	65,401

Net realized capital gains (losses) on investments	(21,461)	433	(100,298)	(842)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(16,352)	3,830	(45,017)	4,494
End of period	(141,513)	(7,178)	(56,572)	(22,918)

Net change in unrealized appreciation/depreciation of investments	(125,161)	(11,008)	(11,555)	(27,412)

Net realized and unrealized capital gains (losses) on investments	(146,622)	(10,575)	(111,853)	(28,254)

Increase (decrease) in net assets from operations	$(101,400)	$(10,696)	$(109,414)	$(28,809)

See accompanying notes.

12

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Operations
Year Ended December 31, 2008

	AIM V.I. -			Large Cap
	Technology	Forty	Flexible Bond	Growth
	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$—	$2,339	$9,684	$—
Expenses:
Administrative, mortality and expense risk charge	371	12,332	1,623	161

Net investment income (loss)	(371)	(9,993)	8,061	(161)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—
Proceeds from sales	25,352	339,296	17,202	139,798
Cost of investments sold	34,231	286,318	17,705	132,297

Net realized capital gains (losses) on investments	(8,879)	52,978	(503)	7,501

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	1,681	293,611	(51)	19,778
End of period	(24,464)	(656,149)	2,839	—

Net change in unrealized appreciation/depreciation of investments	(26,145)	(949,760)	2,890	(19,778)

Net realized and unrealized capital gains (losses) on investments	(35,024)	(896,782)	2,387	(12,277)

Increase (decrease) in net assets from operations	$(35,395)	$(906,775)	$10,448	$(12,438)

See accompanying notes.

13

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Operations
Year Ended December 31, 2008

	International	Mid Cap	Worldwide	U.S. Mid Cap
	Growth	Growth	Growth	Value
	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$60,973	$286	$—	$1,027
Expenses:
Administrative, mortality and expense risk charge	27,994	994	4	468

Net investment income (loss)	32,979	(708)	(4)	559

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	798,832	9,109	—	37,488
Proceeds from sales	1,123,615	245,151	3,242	120,472
Cost of investments sold	1,243,181	198,555	3,088	183,587

Net realized capital gains (losses) on investments	679,266	55,705	154	(25,627)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	416,332	62,669	391	(5,072)
End of period	(3,315,557)	(38,445)	—	(4,426)

Net change in unrealized appreciation/depreciation of investments	(3,731,889)	(101,114)	(391)	646

Net realized and unrealized capital gains (losses) on investments	(3,052,623)	(45,409)	(237)	(24,981)

Increase (decrease) in net assets from operations	$(3,019,644)	$(46,117)	$(241)	$(24,422)

See accompanying notes.

14

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Operations
Year Ended December 31, 2008

	All Asset			StocksPLUS®
	(Administrative			Growth and
	Class)	Real Return	Short-Term	Income
	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$—	$33,618	$23,249	$31,853
Expenses:
Administrative, mortality and expense risk charge	13	6,196	4,117	3,226

Net investment income (loss)	(13)	27,422	19,132	28,627

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	1,007	—	—
Proceeds from sales	11,839	1,223,226	27,564	144,427
Cost of investments sold	11,840	1,264,910	28,161	155,519

Net realized capital gains (losses) on investments	(1)	(40,677)	(597)	(11,092)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	6	13,055	(1,356)	14,274
End of period	—	(86,684)	(22,905)	(241,481)

Net change in unrealized appreciation/depreciation of investments	(6)	(99,739)	(21,549)	(255,755)

Net realized and unrealized capital gains (losses) on investments	(7)	(140,416)	(22,146)	(266,847)

Increase (decrease) in net assets from operations	$(20)	$(112,994)	$(3,014)	$(238,220)

See accompanying notes.

15

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Operations
Year Ended December 31, 2008

		Royce Micro-	Royce Small-	DWS Small Cap
	Total Return	Cap	Cap	Index VIP
	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$94,260	$63,275	$6,702	$14,878
Expenses:
Administrative, mortality and expense risk charge	13,929	14,320	6,421	6,325

Net investment income (loss)	80,331	48,955	281	8,553

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	42,671	265,161	86,164	94,603
Proceeds from sales	1,036,487	879,122	628,542	94,354
Cost of investments sold	994,989	1,033,533	720,331	113,542

Net realized capital gains (losses) on investments	84,169	110,750	(5,625)	75,415

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	60,866	(132,641)	(57,200)	(46,732)
End of period	(23,250)	(1,499,711)	(338,546)	(475,729)

Net change in unrealized appreciation/depreciation of investments	(84,116)	(1,367,070)	(281,346)	(428,997)

Net realized and unrealized capital gains (losses) on investments	53	(1,256,320)	(286,971)	(353,582)

Increase (decrease) in net assets from operations	$80,384	$(1,207,365)	$(286,690)	$(345,029)

See accompanying notes.

16

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Operations
Year Ended December 31, 2008

	T. Rowe Price		T. Rowe Price
	Blue Chip	T. Rowe Price	International	Vanguard VIF
	Growth	Equity Income	Stock	Balanced
	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$332	$38,806	$21,382	$137,779
Expenses:
Administrative, mortality and expense risk charge	3,207	12,253	7,015	30,361

Net investment income (loss)	(2,875)	26,553	14,367	107,418

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	57,260	41,289	187,293
Proceeds from sales	580,948	1,033,253	313,600	1,622,272
Cost of investments sold	519,121	1,065,981	314,677	1,655,272

Net realized capital gains (losses) on investments	61,827	24,532	40,212	154,293

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	145,160	(16,046)	54,544	228,575
End of period	(140,143)	(775,980)	(653,578)	(1,146,120)

Net change in unrealized appreciation/depreciation of investments	(285,303)	(759,934)	(708,122)	(1,374,695)

Net realized and unrealized capital gains (losses) on investments	(223,476)	(735,402)	(667,910)	(1,220,402)

Increase (decrease) in net assets from operations	$(226,351)	$(708,849)	$(653,543)	$(1,112,984)

See accompanying notes.

17

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Operations
Year Ended December 31, 2008

		Vanguard
	Vanguard	VIF	Vanguard
	VIF Capital	Diversified	VIF Equity	Vanguard VIF
	Growth	Value	Index	Growth
	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$24,319	$79,469	$84,645	$589
Expenses:
Administrative, mortality and expense risk charge	18,916	21,936	30,569	513

Net investment income (loss)	5,403	57,533	54,076	76

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	84,304	167,090	144,209	—
Proceeds from sales	184,663	1,491,133	1,313,659	77,909
Cost of investments sold	174,928	1,942,262	1,480,083	93,914

Net realized capital gains (losses) on investments	94,039	(284,039)	(22,215)	(16,005)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	391,545	(122,861)	214,126	9,017
End of period	(605,809)	(1,330,453)	(1,750,383)	(3,961)

Net change in unrealized appreciation/depreciation of investments	(997,354)	(1,207,592)	(1,964,509)	(12,978)

Net realized and unrealized capital gains (losses) on investments	(903,315)	(1,491,631)	(1,986,724)	(28,983)

Increase (decrease) in net assets from operations	$(897,912)	$(1,434,098)	$(1,932,648)	$(28,907)

See accompanying notes.

18

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Operations
Year Ended December 31, 2008

	Vanguard	Vanguard	Vanguard	Vanguard
	VIF High	VIF	VIF Mid-Cap	VIF Money
	Yield Bond	International	Index	Market
	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$21,005	$95,415	$71,625	$356,589
Expenses:
Administrative, mortality and expense risk charge	2,278	28,517	32,042	87,738

Net investment income (loss)	18,727	66,898	39,583	268,851

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	334,924	630,294	—
Proceeds from sales	182,752	1,132,436	1,639,756	9,734,871
Cost of investments sold	191,883	1,153,244	2,014,363	9,734,871

Net realized capital gains (losses) on investments	(9,131)	314,116	255,687	—

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(5,801)	666,674	(33,708)	—
End of period	(90,846)	(1,895,666)	(2,641,712)	—

Net change in unrealized appreciation/depreciation of investments	(85,045)	(2,562,340)	(2,608,004)	—

Net realized and unrealized capital gains (losses) on investments	(94,176)	(2,248,224)	(2,352,317)	—

Increase (decrease) in net assets from operations	$(75,449)	$(2,181,326)	$(2,312,734)	$268,851

See accompanying notes.

19

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Operations
Year Ended December 31, 2008

		Vanguard VIF	Vanguard	Vanguard
	Vanguard	Short-Term	VIF Small	VIF Total
	VIF REIT	Investment	Company	Bond Market
	Index	Grade	Growth	Index
	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$32,267	$6,143	$13,260	$134,765
Expenses:
Administrative, mortality and expense risk charge	6,867	1,014	13,052	22,319

Net investment income (loss)	25,400	5,129	208	112,446

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	330,333	—	206,853	—
Proceeds from sales	294,382	168,840	1,097,832	730,863
Cost of investments sold	696,583	166,254	1,484,249	721,280

Net realized capital gains (losses) on investments	(71,868)	2,586	(179,564)	9,583

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(193,090)	5,471	(92,900)	120,458
End of period	(556,823)	(6,739)	(673,313)	137,098

Net change in unrealized appreciation/depreciation of investments	(363,733)	(12,210)	(580,413)	16,640

Net realized and unrealized capital gains (losses) on investments	(435,601)	(9,624)	(759,977)	26,223

Increase (decrease) in net assets from operations	$(410,201)	$(4,495)	$(759,769)	$138,669

See accompanying notes.

20

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Operations
Year Ended December 31, 2008

	Vanguard	Van Eck
	VIF Total	Worldwide
	Stock Market	Absolute	Global Small
	Index	Return	Capitalization	Growth
	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$15,373	$66	$—	$24,255
Expenses:
Administrative, mortality and expense risk charge	7,164	530	4,470	20,570

Net investment income (loss)	8,209	(464)	(4,470)	3,685

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	58,034	2,117	100,749	348,725
Proceeds from sales	155,944	68,482	333,666	881,130
Cost of investments sold	191,783	78,425	491,047	1,031,379

Net realized capital gains (losses) on investments	22,195	(7,826)	(56,632)	198,476

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(24,872)	100	(10,897)	75,404
End of period	(507,024)	(4,624)	(446,133)	(1,625,830)

Net change in unrealized appreciation/depreciation of investments	(482,152)	(4,724)	(435,236)	(1,701,234)

Net realized and unrealized capital gains (losses) on investments	(459,957)	(12,550)	(491,868)	(1,502,758)

Increase (decrease) in net assets from operations	$(451,748)	$(13,014)	$(496,338)	$(1,499,073)

See accompanying notes.

21

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Operations
Year Ended December 31, 2008

			First Eagle	Third Avenue
	International	New World	Overseas	Value
	Subaccount	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$5,100	$12,758	$33,336	$4,300
Expenses:
Administrative, mortality and expense risk charge	3,154	5,175	24,438	2,587

Net investment income (loss)	1,946	7,583	8,898	1,713

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	82,196	62,859	269,747	85,661
Proceeds from sales	610,147	293,821	8,147,171	508,495
Cost of investments sold	805,759	342,374	8,293,535	742,165

Net realized capital gains (losses) on investments	(113,416)	14,306	123,383	(148,009)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	10,821	101,789	9,732	(38,278)
End of period	(79,512)	(347,728)	(691,510)	(115,418)

Net change in unrealized appreciation/depreciation of investments	(90,333)	(449,517)	(701,242)	(77,140)

Net realized and unrealized capital gains (losses) on investments	(203,749)	(435,211)	(577,859)	(225,149)

Increase (decrease) in net assets from operations	$(201,803)	$(427,628)	$(568,961)	$(223,436)

See accompanying notes.

22

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Operations
Year Ended December 31, 2008

		AIM V.I. –
		Small Cap
	Mid Cap	Equity	High Yield
	Subaccount	Subaccount	Subaccount
Net investment income (loss)
Income:
Dividends	$7,368	$—	$4,719
Expenses:
Administrative, mortality and expense risk charge	9,616	35	404

Net investment income (loss)	(2,248)	(35)	4,315

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	171,312	30	159
Proceeds from sales	811,590	11,550	2,418
Cost of investments sold	1,115,384	10,472	2,748

Net realized capital gains (losses) on investments	(132,482)	1,108	(171)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	43,121	10,635	(2,078)
End of period	(530,429)	(70)	(21,448)

Net change in unrealized appreciation/depreciation of investments	(573,550)	(10,705)	(19,370)

Net realized and unrealized capital gains (losses) on investments	(706,032)	(9,597)	(19,541)

Increase (decrease) in net assets from operations	$(708,280)	$(9,632)	$(15,226)

See accompanying notes.

23

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007

	Balanced		Contrafund®
	Subaccount		Subaccount
	2008	2007	2008	2007

Operations
Net investment income (loss)	$2,783	$15,874	$13,632	$11,306
Net realized capital gains (losses) on investments	30,272	36,189	(522,103)	814,160
Net change in unrealized appreciation/ depreciation of investments	(166,795)	(9,979)	(1,094,397)	(427,858)

Increase (decrease) in net assets from operations	(133,740)	42,084	(1,602,868)	397,608

Contract transactions
Net contract purchase payments	—	6,641	747,871	425,667
Transfer payments from (to) other subaccounts or general account	(248,336)	62,156	667,064	284,986
Contract terminations, withdrawals, and other deductions	(17,434)	(18,203)	(610,843)	(46,102)

Increase (decrease) in net assets from contract transactions	(265,770)	50,594	804,092	664,551

Increase (decrease) in net assets	(399,510)	92,678	(798,776)	1,062,159

Net assets:
Beginning of the period	632,630	539,952	3,189,587	2,127,428

End of the period	$233,120	$632,630	$2,390,811	$3,189,587

See accompanying notes.

24

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007

	Growth Opportunities		Growth
	Subaccount		Subaccount
	2008	2007	2008	2007

Operations
Net investment income (loss)	$(31)	$(125)	$276	$1,891
Net realized capital gains (losses) on investments	(1,911)	339	103,365	55,539
Net change in unrealized appreciation/ depreciation of investments	(2,190)	2,206	(619,152)	225,288

Increase (decrease) in net assets from operations	(4,132)	2,420	(515,511)	282,718

Contract transactions
Net contract purchase payments	402	906	26,586	221,499
Transfer payments from (to) other subaccounts or general account	(24,229)	24,109	(504,724)	75,307
Contract terminations, withdrawals, and other deductions	(194)	(254)	(16,288)	(22,596)

Increase (decrease) in net assets from contract transactions	(24,021)	24,761	(494,426)	274,210

Increase (decrease) in net assets	(28,153)	27,181	(1,009,937)	556,928

Net assets:
Beginning of the period	28,153	972	1,514,900	957,972

End of the period	$—	$28,153	$504,963	$1,514,900

See accompanying notes.

25

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007

	High Income		AIM V.I. - Dynamics
	Subaccount		Subaccount
	2008	2007	2008	2007

Operations
Net investment income (loss)	$45,222	$18,144	$(121)	$(165)
Net realized capital gains (losses) on investments	(21,461)	5,063	433	865
Net change in unrealized appreciation/ depreciation of investments	(125,161)	(17,736)	(11,008)	1,971

Increase (decrease) in net assets from operations	(101,400)	5,471	(10,696)	2,671

Contract transactions
Net contract purchase payments	139,779	183,976	1,318	1,652
Transfer payments from (to) other subaccounts or general account	150,558	(163,222)	(2,264)	(244)
Contract terminations, withdrawals, and other deductions	(7,150)	(1,645)	(1,647)	(761)

Increase (decrease) in net assets from contract transactions	283,187	19,109	(2,593)	647

Increase (decrease) in net assets	181,787	24,580	(13,289)	3,318

Net assets:
Beginning of the period	224,183	199,603	25,360	22,042

End of the period	$405,970	$224,183	$12,071	$25,360

See accompanying notes.

26

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007

			AIM V.I. - Global Health
	AIM V.I. - Financial Services		Care
	Subaccount		Subaccount
	2008	2007	2008	2007

Operations
Net investment income (loss)	$2,439	$2,423	$(555)	$(369)
Net realized capital gains (losses) on investments	(100,298)	9,527	(842)	2,643
Net change in unrealized appreciation/ depreciation of investments	(11,555)	(45,661)	(27,412)	3,848

Increase (decrease) in net assets from operations	(109,414)	(33,711)	(28,809)	6,122

Contract transactions
Net contract purchase payments	101,895	90,508	47,260	58,082
Transfer payments from (to) other subaccounts or general account	(54,594)	68,396	(7,946)	(28,650)
Contract terminations, withdrawals, and other deductions	(4,326)	(3,356)	(2,667)	(1,894)

Increase (decrease) in net assets from contract transactions	42,975	155,548	36,647	27,538

Increase (decrease) in net assets	(66,439)	121,837	7,838	33,660

Net assets:
Beginning of the period	147,318	25,481	65,831	32,171

End of the period	$80,879	$147,318	$73,669	$65,831

See accompanying notes.

27

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007

	AIM V.I. - Technology		Forty
	Subaccount		Subaccount
	2008	2007	2008	2007

Operations
Net investment income (loss)	$(371)	$(301)	$(9,993)	$(2,282)
Net realized capital gains (losses) on investments	(8,879)	762	52,978	167,001
Net change in unrealized appreciation/ depreciation of investments	(26,145)	1,176	(949,760)	243,666

Increase (decrease) in net assets from operations	(35,395)	1,637	(906,775)	408,385

Contract transactions
Net contract purchase payments	40,673	25,013	189,969	387,660
Transfer payments from (to) other subaccounts or general account	(6,289)	18,756	378,456	260,667
Contract terminations, withdrawals, and other deductions	(1,687)	(1,024)	(35,373)	(25,017)

Increase (decrease) in net assets from contract transactions	32,697	42,745	533,052	623,310

Increase (decrease) in net assets	(2,698)	44,382	(373,723)	1,031,695

Net assets:
Beginning of the period	53,256	8,874	1,567,191	535,496

End of the period	$50,558	$53,256	$1,193,468	$1,567,191

See accompanying notes.

28

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007

	Flexible Bond		Large Cap Growth
	Subaccount		Subaccount
	2008	2007	2008	2007

Operations
Net investment income (loss)	$8,061	$6,717	$(161)	$142
Net realized capital gains (losses) on investments	(503)	(3,656)	7,501	1,944
Net change in unrealized appreciation/ depreciation of investments	2,890	6,553	(19,778)	13,692

Increase (decrease) in net assets from operations	10,448	9,614	(12,438)	15,778

Contract transactions
Net contract purchase payments	—	25,310	1,922	19,609
Transfer payments from (to) other subaccounts or general account	61,301	(17,315)	(134,680)	24,890
Contract terminations, withdrawals, and other deductions	(4,715)	(2,735)	(828)	(5,315)

Increase (decrease) in net assets from contract transactions	56,586	5,260	(133,586)	39,184

Increase (decrease) in net assets	67,034	14,874	(146,024)	54,962

Net assets:
Beginning of the period	164,795	149,921	146,024	91,062

End of the period	$231,829	$164,795	$—	$146,024

See accompanying notes.

29

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007

	International Growth		Mid Cap Growth
	Subaccount		Subaccount
	2008	2007	2008	2007

Operations
Net investment income (loss)	$32,979	$(3,216)	$(708)	$(1,325)
Net realized capital gains (losses) on investments	679,266	38,637	55,705	5,698
Net change in unrealized appreciation/ depreciation of investments	(3,731,889)	219,310	(101,114)	29,317

Increase (decrease) in net assets from operations	(3,019,644)	254,731	(46,117)	33,690

Contract transactions
Net contract purchase payments	88,939	294,810	5,792	560
Transfer payments from (to) other subaccounts or general account	4,679,628	185,787	89,105	35,967
Contract terminations, withdrawals, and other deductions	(91,007)	(14,269)	(232,542)	(4,938)

Increase (decrease) in net assets from contract transactions	4,677,560	466,328	(137,645)	31,589

Increase (decrease) in net assets	1,657,916	721,059	(183,762)	65,279

Net assets:
Beginning of the period	1,447,884	726,825	231,409	166,130

End of the period	$3,105,800	$1,447,884	$47,647	$231,409

See accompanying notes.

30

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007

	Worldwide Growth		U.S. Mid Cap Value
	Subaccount		Subaccount
	2008	2007	2008	2007

Operations
Net investment income (loss)	$(4)	$3	$559	$44
Net realized capital gains (losses) on investments	154	83	(25,627)	7,411
Net change in unrealized appreciation/ depreciation of investments	(391)	144	646	(5,278)

Increase (decrease) in net assets from operations	(241)	230	(24,422)	2,177

Contract transactions
Net contract purchase payments	48	446	51,824	65,347
Transfer payments from (to) other subaccounts or general account	(3,110)	459	(102,376)	28,820
Contract terminations, withdrawals, and other deductions	(24)	(111)	(8,355)	(2,508)

Increase (decrease) in net assets from contract transactions	(3,086)	794	(58,907)	91,659

Increase (decrease) in net assets	(3,327)	1,024	(83,329)	93,836

Net assets:
Beginning of the period	3,327	2,303	98,377	4,541

End of the period	$—	$3,327	$15,048	$98,377

See accompanying notes.

31

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007

	All Asset (Administrative
	Class)		Real Return
	Subaccount		Subaccount
	2008	2007	2008	2007

Operations
Net investment income (loss)	$(13)	$782	$27,422	$21,132
Net realized capital gains (losses) on investments	(1)	35	(40,677)	(10,937)
Net change in unrealized appreciation/ depreciation of investments	(6)	(18)	(99,739)	35,461

Increase (decrease) in net assets from operations	(20)	799	(112,994)	45,656

Contract transactions
Net contract purchase payments	177	1,717	62,187	30,786
Transfer payments from (to) other subaccounts or general account	(11,800)	274	214,172	57,230
Contract terminations, withdrawals, and other deductions	(89)	(418)	(25,324)	(11,349)

Increase (decrease) in net assets from contract transactions	(11,712)	1,573	251,035	76,667

Increase (decrease) in net assets	(11,732)	2,372	138,041	122,323

Net assets:
Beginning of the period	11,732	9,360	524,375	402,052

End of the period	$—	$11,732	$662,416	$524,375

See accompanying notes.

32

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007

			StocksPLUS® Growth and
	Short-Term		Income
	Subaccount		Subaccount
	2008	2007	2008	2007

Operations
Net investment income (loss)	$19,132	$24,518	$28,627	$43,046
Net realized capital gains (losses) on investments	(597)	(1,021)	(11,092)	2,969
Net change in unrealized appreciation/ depreciation of investments	(21,549)	(881)	(255,755)	(16,340)

Increase (decrease) in net assets from operations	(3,014)	22,616	(238,220)	29,675

Contract transactions
Net contract purchase payments	10,093	230,190	—	(3,585)
Transfer payments from (to) other subaccounts or general account	150,121	(204,361)	(105,623)	188,264
Contract terminations, withdrawals, and other deductions	(17,562)	(15,119)	(17,286)	(13,761)

Increase (decrease) in net assets from contract transactions	142,652	10,710	(122,909)	170,918

Increase (decrease) in net assets	139,638	33,326	(361,129)	200,593

Net assets:
Beginning of the period	588,234	554,908	661,834	461,241

End of the period	$727,872	$588,234	$300,705	$661,834

See accompanying notes.

33

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007

	Total Return		Royce Micro-Cap
	Subaccount		Subaccount
	2008	2007	2008	2007

Operations
Net investment income (loss)	$80,331	$69,356	$48,955	$28,502
Net realized capital gains (losses) on investments	84,169	(15,715)	110,750	430,708
Net change in unrealized appreciation/ depreciation of investments	(84,116)	74,816	(1,367,070)	(353,585)

Increase (decrease) in net assets from operations	80,384	128,457	(1,207,365)	105,625

Contract transactions
Net contract purchase payments	495,321	395,153	344,793	196,824
Transfer payments from (to) other subaccounts or general account	(7,522)	(103,687)	(36,382)	81,497
Contract terminations, withdrawals, and other deductions	(50,361)	(34,044)	(45,011)	(55,556)

Increase (decrease) in net assets from contract transactions	437,438	257,422	263,400	222,765

Increase (decrease) in net assets	517,822	385,879	(943,965)	328,390

Net assets:
Beginning of the period	1,758,039	1,372,160	2,556,449	2,228,059

End of the period	$2,275,861	$1,758,039	$1,612,484	$2,556,449

See accompanying notes.

34

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007

	Royce Small-Cap		DWS Small Cap Index VIP
	Subaccount		Subaccount
	2008	2007	2008	2007

Operations
Net investment income (loss)	$281	$(1,808)	$8,553	$2,504
Net realized capital gains (losses) on investments	(5,625)	99,720	75,415	97,202
Net change in unrealized appreciation/ depreciation of investments	(281,346)	(128,533)	(428,997)	(136,136)

Increase (decrease) in net assets from operations	(286,690)	(30,621)	(345,029)	(36,430)

Contract transactions
Net contract purchase payments	254,652	308,186	6,840	94,633
Transfer payments from (to) other subaccounts or general account	(51,512)	(177,429)	62,490	(144,296)
Contract terminations, withdrawals, and other deductions	(64,139)	(17,070)	(22,834)	(22,780)

Increase (decrease) in net assets from contract transactions	139,001	113,687	46,496	(72,443)

Increase (decrease) in net assets	(147,689)	83,066	(298,533)	(108,873)

Net assets:
Beginning of the period	969,740	886,674	983,862	1,092,735

End of the period	$822,051	$969,740	$685,329	$983,862

See accompanying notes.

35

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007

	T. Rowe Price Blue Chip
	Growth		T. Rowe Price Equity Income
	Subaccount		Subaccount
	2008	2007	2008	2007
Operations
Net investment income (loss)	$(2,875)	$(1,455)	$26,553	$35,880
Net realized capital gains (losses) on investments	61,827	14,435	24,532	212,823
Net change in unrealized appreciation/ depreciation of investments	(285,303)	76,081	(759,934)	(178,506)

Increase (decrease) in net assets from operations	(226,351)	89,061	(708,849)	70,197

Contract transactions
Net contract purchase payments	—	(11,069)	18,340	345,475
Transfer payments from (to) other subaccounts or general account	(197,804)	239,018	(654,138)	289,977
Contract terminations, withdrawals, and other deductions	(257,654)	(7,327)	(34,807)	(56,038)

Increase (decrease) in net assets from contract transactions	(455,458)	220,622	(670,605)	579,414

Increase (decrease) in net assets	(681,809)	309,683	(1,379,454)	649,611

Net assets:
Beginning of the period	907,482	597,799	2,602,619	1,953,008

End of the period	$225,673	$907,482	$1,223,165	$2,602,619

See accompanying notes.

36

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007

	T. Rowe Price International
	Stock		Vanguard VIF Balanced
	Subaccount		Subaccount
	2008	2007	2008	2007
Operations
Net investment income (loss)	$14,367	$20,314	$107,418	$69,620
Net realized capital gains (losses) on investments	40,212	272,033	154,293	153,142
Net change in unrealized appreciation/ depreciation of investments	(708,122)	(118,839)	(1,374,695)	11,666

Increase (decrease) in net assets from operations	(653,543)	173,508	(1,112,984)	234,428

Contract transactions
Net contract purchase payments	—	(132)	1,299,062	794,027
Transfer payments from (to) other subaccounts or general account	(124,264)	283,394	(53,076)	721,615
Contract terminations, withdrawals, and other deductions	(30,938)	(41,795)	(64,897)	(52,276)

Increase (decrease) in net assets from contract transactions	(155,202)	241,467	1,181,089	1,463,366

Increase (decrease) in net assets	(808,745)	414,975	68,105	1,697,794

Net assets:
Beginning of the period	1,478,568	1,063,593	3,923,580	2,225,786

End of the period	$669,823	$1,478,568	$3,991,685	$3,923,580

See accompanying notes.

37

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007

	Vanguard VIF Capital Growth		Vanguard VIF Diversified Value
	Subaccount		Subaccount
	2008	2007	2008	2007
Operations
Net investment income (loss)	$5,403	$8,586	$57,533	$17,980
Net realized capital gains (losses) on investments	94,039	143,345	(284,039)	343,492
Net change in unrealized appreciation/ depreciation of investments	(997,354)	187,724	(1,207,592)	(370,988)

Increase (decrease) in net assets from operations	(897,912)	339,655	(1,434,098)	(9,516)

Contract transactions
Net contract purchase payments	—	227,371	1,698,760	1,656,105
Transfer payments from (to) other subaccounts or general account	239,063	(134,670)	(368,744)	(651,264)
Contract terminations, withdrawals, and other deductions	(41,995)	(44,522)	(83,954)	(51,480)

Increase (decrease) in net assets from contract transactions	197,068	48,179	1,246,062	953,361

Increase (decrease) in net assets	(700,844)	387,834	(188,036)	943,845

Net assets:
Beginning of the period	2,999,078	2,611,244	3,278,942	2,335,097

End of the period	$2,298,234	$2,999,078	$3,090,906	$3,278,942

See accompanying notes.

38

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007

	Vanguard VIF Equity Index		Vanguard VIF Growth
	Subaccount		Subaccount
	2008	2007	2008	2007
Operations
Net investment income (loss)	$54,076	$33,562	$76	$7
Net realized capital gains (losses) on investments	(22,215)	286,256	(16,005)	1,036
Net change in unrealized appreciation/ depreciation of investments	(1,964,509)	(110,443)	(12,978)	5,584

Increase (decrease) in net assets from operations	(1,932,648)	209,375	(28,907)	6,627

Contract transactions
Net contract purchase payments	674,448	783,270	—	655
Transfer payments from (to) other subaccounts or general account	676,888	(871,698)	(18,059)	22,897
Contract terminations, withdrawals, and other deductions	(106,455)	(76,119)	(2,981)	(2,516)

Increase (decrease) in net assets from contract transactions	1,244,881	(164,547)	(21,040)	21,036

Increase (decrease) in net assets	(687,767)	44,828	(49,947)	27,663

Net assets:
Beginning of the period	4,395,933	4,351,105	91,606	63,943

End of the period	$3,708,166	$4,395,933	$41,659	$91,606

See accompanying notes.

39

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007

	Vanguard VIF High
	Yield Bond		Vanguard VIF International
	Subaccount		Subaccount
	2008	2007	2008	2007

Operations
Net investment income (loss)	$18,727	$17,050	$66,898	$51,269
Net realized capital gains (losses) on investments	(9,131)	(3,409)	314,116	486,497
Net change in unrealized appreciation/ depreciation of investments	(85,045)	(11,171)	(2,562,340)	106,735

Increase (decrease) in net assets from operations	(75,449)	2,470	(2,181,326)	644,501

Contract transactions
Net contract purchase payments	7,760	129,169	615,122	396,330
Transfer payments from (to) other subaccounts or general account	(114,989)	57,788	226,237	271,562
Contract terminations, withdrawals, and other deductions	(5,527)	(5,417)	(292,954)	(72,576)

Increase (decrease) in net assets from contract transactions	(112,756)	181,540	548,405	595,316

Increase (decrease) in net assets	(188,205)	184,010	(1,632,921)	1,239,817

Net assets:
Beginning of the period	436,406	252,396	4,469,884	3,230,067

End of the period	$248,201	$436,406	$2,836,963	$4,469,884

See accompanying notes.

40

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007

	Vanguard VIF Mid-Cap Index		Vanguard VIF Money Market
	Subaccount		Subaccount
	2008	2007	2008	2007

Operations
Net investment income (loss)	$39,583	$25,351	$268,851	$453,683
Net realized capital gains (losses) on investments	255,687	645,435	—	—
Net change in unrealized appreciation/ depreciation of investments	(2,608,004)	(419,235)	—	—

Increase (decrease) in net assets from operations	(2,312,734)	251,551	268,851	453,683

Contract transactions
Net contract purchase payments	370,169	707,650	2,124,005	5,341,294
Transfer payments from (to) other subaccounts or general account	(960,071)	808,575	1,099,954	(4,847,295)
Contract terminations, withdrawals, and other deductions	(92,683)	(105,094)	(377,475)	(210,581)

Increase (decrease) in net assets from contract transactions	(682,585)	1,411,131	2,846,484	283,418

Increase (decrease) in net assets	(2,995,319)	1,662,682	3,115,335	737,101

Net assets:
Beginning of the period	6,129,938	4,467,256	10,321,539	9,584,438

End of the period	$3,134,619	$6,129,938	$13,436,874	$10,321,539

See accompanying notes.

41

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007

			Vanguard VIF Short-Term
	Vanguard VIF REIT Index		Investment Grade
	Subaccount		Subaccount
	2008	2007	2008	2007

Operations
Net investment income (loss)	$25,400	$12,588	$5,129	$9,858
Net realized capital gains (losses) on investments	(71,868)	132,730	2,586	3,691
Net change in unrealized appreciation/ depreciation of investments	(363,733)	(364,948)	(12,210)	(164)

Increase (decrease) in net assets from operations	(410,201)	(219,630)	(4,495)	13,385

Contract transactions
Net contract purchase payments	132,363	323,784	22,062	28,293
Transfer payments from (to) other subaccounts or general account	94,686	(141,264)	(59,560)	(134,929)
Contract terminations, withdrawals, and other deductions	(87,934)	(26,167)	(2,358)	(3,509)

Increase (decrease) in net assets from contract transactions	139,115	156,353	(39,856)	(110,145)

Increase (decrease) in net assets	(271,086)	(63,277)	(44,351)	(96,760)

Net assets:
Beginning of the period	932,628	995,905	154,883	251,643

End of the period	$661,542	$932,628	$110,532	$154,883

See accompanying notes.

42

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007

	Vanguard VIF Small		Vanguard VIF Total Bond
	Company Growth		Market Index
	Subaccount		Subaccount
	2008	2007	2008	2007

Operations
Net investment income (loss)	$208	$(3,976)	$112,446	$95,307
Net realized capital gains (losses) on investments	(179,564)	145,680	9,583	(20,984)
Net change in unrealized appreciation/ depreciation of investments	(580,413)	(107,434)	16,640	101,519

Increase (decrease) in net assets from operations	(759,769)	34,270	138,669	175,842

Contract transactions
Net contract purchase payments	254,159	625,395	109,263	26,376
Transfer payments from (to) other subaccounts or general account	(135,530)	86,910	(178,781)	73,879
Contract terminations, withdrawals, and other deductions	(255,604)	(45,811)	(82,768)	(66,675)

Increase (decrease) in net assets from contract transactions	(136,975)	666,494	(152,286)	33,580

Increase (decrease) in net assets	(896,744)	700,764	(13,617)	209,422

Net assets:
Beginning of the period	2,075,727	1,374,963	3,262,809	3,053,387

End of the period	$1,178,983	$2,075,727	$3,249,192	$3,262,809

See accompanying notes.

43

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007

	Vanguard VIF Total Stock		Van Eck Worldwide
	Market Index		Absolute Return
	Subaccount		Subaccount
	2008	2007	2008	2007

Operations
Net investment income (loss)	$8,209	$(500)	$(464)	$(149)
Net realized capital gains (losses) on investments	22,195	33,308	(7,826)	1,066
Net change in unrealized appreciation/ depreciation of investments	(482,152)	(45,164)	(4,724)	(189)

Increase (decrease) in net assets from operations	(451,748)	(12,356)	(13,014)	728

Contract transactions
Net contract purchase payments	—	65,880	54,531	72,079
Transfer payments from (to) other subaccounts or general account	104,538	965,075	(52,382)	(16,698)
Contract terminations, withdrawals, and other deductions	(17,037)	(4,751)	(2,339)	(1,376)

Increase (decrease) in net assets from contract transactions	87,501	1,026,204	(190)	54,005

Increase (decrease) in net assets	(364,247)	1,013,848	(13,204)	54,733

Net assets:
Beginning of the period	1,271,923	258,075	65,684	10,951

End of the period	$907,676	$1,271,923	$52,480	$65,684

See accompanying notes.

44

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007

	Global Small Capitalization		Growth
	Subaccount		Subaccount
	2008	2007	2008	2007

Operations
Net investment income (loss)	$(4,470)	$11,972	$3,685	$8,999
Net realized capital gains (losses) on investments	(56,632)	64,133	198,476	151,708
Net change in unrealized appreciation/ depreciation of investments	(435,236)	(20,383)	(1,701,234)	33,711

Increase (decrease) in net assets from operations	(496,338)	55,722	(1,499,073)	194,418

Contract transactions
Net contract purchase payments	241,107	156,502	519,972	733,696
Transfer payments from (to) other subaccounts or general account	239,574	136,067	843,771	280,156
Contract terminations, withdrawals, and other deductions	(18,593)	(10,211)	(59,083)	(30,127)

Increase (decrease) in net assets from contract transactions	462,088	282,358	1,304,660	983,725

Increase (decrease) in net assets	(34,250)	338,080	(194,413)	1,178,143

Net assets:
Beginning of the period	493,072	154,992	2,170,097	991,954

End of the period	$458,822	$493,072	$1,975,684	$2,170,097

See accompanying notes.

45

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007

	International		New World
	Subaccount		Subaccount
	2008	2007	2008	2007

Operations
Net investment income (loss)	$1,946	$737	$7,583	$13,316
Net realized capital gains (losses) on investments	(113,416)	11,899	14,306	54,253
Net change in unrealized appreciation/ depreciation of investments	(90,333)	5,300	(449,517)	81,828

Increase (decrease) in net assets from operations	(201,803)	17,936	(427,628)	149,397

Contract transactions
Net contract purchase payments	—	16,149	357,095	234,147
Transfer payments from (to) other subaccounts or general account	276,790	(28,333)	2,479	66,249
Contract terminations, withdrawals, and other deductions	(10,086)	(3,327)	(42,413)	(16,934)

Increase (decrease) in net assets from contract transactions	266,704	(15,511)	317,161	283,462

Increase (decrease) in net assets	64,901	2,425	(110,467)	432,859

Net assets:
Beginning of the period	98,364	95,939	712,911	280,052

End of the period	$163,265	$98,364	$602,444	$712,911

See accompanying notes.

46

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007

	First Eagle Overseas		Third Avenue Value
	Subaccount		Subaccount
	2008	2007	2008	2007

Operations
Net investment income (loss)	$8,898	$(35,466)	$1,713	$5,300
Net realized capital gains (losses) on investments	123,383	(211,703)	(148,009)	14,728
Net change in unrealized appreciation/ depreciation of investments	(701,242)	414,647	(77,140)	(42,401)

Increase (decrease) in net assets from operations	(568,961)	167,478	(223,436)	(22,373)

Contract transactions
Net contract purchase payments	2,626,597	2,844,411	292,560	148,749
Transfer payments from (to) other subaccounts or general account	(6,600,201)	1,823,382	(26,298)	(33,027)
Contract terminations, withdrawals, and other deductions	(94,347)	(111,243)	(14,188)	(8,264)

Increase (decrease) in net assets from contract transactions	(4,067,951)	4,556,550	252,074	107,458

Increase (decrease) in net assets	(4,636,912)	4,724,028	28,638	85,085

Net assets:
Beginning of the period	6,964,080	2,240,052	290,136	205,051

End of the period	$2,327,168	$6,964,080	$318,774	$290,136

See accompanying notes.

47

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007

			AIM V.I. - Small Cap
	Mid Cap		Equity
	Subaccount		Subaccount
	2008	2007	2008	2007

Operations
Net investment income (loss)	$(2,248)	$722	$(35)	$(53)
Net realized capital gains (losses) on investments	(132,482)	29,112	1,108	4,724
Net change in unrealized appreciation/ depreciation of investments	(573,550)	33,920	(10,705)	10,414

Increase (decrease) in net assets from operations	(708,280)	63,754	(9,632)	15,085

Contract transactions
Net contract purchase payments	610,366	369,239	5,609	1,289
Transfer payments from (to) other subaccounts or general account	546,638	211,048	9,093	(12,251)
Contract terminations, withdrawals, and other deductions	(32,934)	(7,325)	(4,023)	(257)

Increase (decrease) in net assets from contract transactions	1,124,070	572,962	10,679	(11,219)

Increase (decrease) in net assets	415,790	636,716	1,047	3,866

Net assets:
Beginning of the period	866,094	229,378	6,830	2,964

End of the period	$1,281,884	$866,094	$7,877	$6,830

See accompanying notes.

48

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Statements of Changes in Net Assets
Years Ended December 31, 2008 and 2007

	High Yield
	Subaccount
	2008	2007

Operations
Net investment income (loss)	$4,315	$5,391
Net realized capital gains (losses) on investments	(171)	(1,129)
Net change in unrealized appreciation/ depreciation of investments	(19,370)	(3,053)

Increase (decrease) in net assets from operations	(15,226)	1,209

Contract transactions
Net contract purchase payments	2	47,962
Transfer payments from (to) other subaccounts or general account	(7)	(49,248)
Contract terminations, withdrawals, and other deductions	(2,014)	(1,833)

Increase (decrease) in net assets from contract transactions	(2,019)	(3,119)

Increase (decrease) in net assets	(17,245)	(1,910)

Net assets:
Beginning of the period	65,097	67,007

End of the period	$47,852	$65,097

See accompanying notes.

49

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2008
1. Organization and Summary of Significant Accounting Policies
Organization
Transamerica Corporate Separate Account Sixteen (the “Separate Account”), is a segregated investment account of Transamerica Life Insurance Company (“Transamerica Life”), an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.
The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of multiple investment subaccounts (each a Series Fund and collectively the Series Funds). Activity in these specific investment subaccounts is available to contract owners of the Variable Adjustable Life Insurance Policy, offered by Transamerica Life.
Subaccount Investment by Fund:

Fidelity® Variable Insurance Products Funds	T. Rowe Price International Series, Inc.
Balanced Portfolio	T. Rowe Price International Stock Portfolio
Contrafund® Portfolio	Vanguard® Variable Insurance Fund
Growth Opportunities Portfolio	Vanguard® VIF Balanced Portfolio
Growth Portfolio	Vanguard® VIF Capital Growth Portfolio
High Income Portfolio	Vanguard® VIF Diversified Value Portfolio
International Capital Appreciation	Vanguard® VIF Equity Income Portfolio
Mid Cap Portfolio	Vanguard® VIF Equity Index Portfolio
AIM Variable Insurance Funds	Vanguard® VIF Growth Portfolio
AIM V.I. — Dynamics Fund — Series I Shares	Vanguard® VIF High Yield Bond Portfolio
AIM V.I. — Financial Services Fund — Series I Shares	Vanguard® VIF International Portfolio
AIM V.I. — Global Health Care Fund — Series I Shares	Vanguard® VIF Mid-Cap Index Portfolio
AIM V.I. — Small Cap Equity Fund — Seires I Shares	Vanguard® VIF Money Market Portfolio
AIM V.I. — Technology Fund — Series I Shares	Vanguard® VIF REIT Index Portfolio
Janus Aspen Series	Vanguard® VIF Short-Term Investment-Grade Portfolio
Balanced Portfolio (Institutional Shares)	Vanguard® VIF Small Company Growth Portfolio
Forty Portfolio	Vanguard® VIF Total Bond Market Index Portfolio
Flexible Bond Portfolio	Vanguard® VIF Total Stock Market Index Portfolio
Large Cap Growth Portfolio	Van Eck Worldwide Insurance Trust
International Growth Portfolio	Van Eck Worldwide Absolute Return Fund
Mid Cap Growth Portfolio	American Funds Insurance Series
Worldwide Growth Portfolio	Global Small Capitalization Fund
The Universal Institutional Funds, Inc.	Growth Fund
U.S. Mid Cap Value Portfolio (Class I)	International Fund
PIMCO Variable Insurance Trust	New World Fund
All Asset Portfolio (Institutional Class)	First Eagle Variable Funds
All Asset Portfolio (Adminstrative Class)	First Eagle Overseas Variable Fund
High Yield Portfolio (Instituitional Class)	Third Avenue Variable Series Trust
Real Return Portfolio (Institutional Class)	Third Avenue Value Portfolio
Short-Term Portfolio (Institutional Class)	Rydex Variable Trust
StocksPLUS® Growth and Income Portfolio (Institutional Class)	Nova Fund
Total Return Portfolio (Institutional Class)	Nasdaq-100® Fund

50

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2008
1. Organization and Summary of Significant Accounting Policies (continued)
Subaccount Investment by Fund:

Royce Capital Fund	DFA Investment Dimensions Group, Inc.
Royce Micro-Cap Portfolio	DFA VA Global Bond Portfolio
Royce Small-Cap Portfolio	DFA VA International Small Portfolio
DWS Investments VIT Funds	DFA VA International Value Portfolio
DWS Small Cap Index VIP (Class A)	DFA VA Large Value Portfolio
T. Rowe Price Equity Series, Inc.	DFA VA Short-Term Fixed Portfolio
T. Rowe Price Blue Chip Growth Portfolio	DFA VA U.S. Targeted Value Portfolio
T. Rowe Price Equity Income Portfolio	Ibbotson ETF Allocation Series
T. Rowe Price Mid-Cap Growth Portfolio	Ibbotson Aggressive Growth ETF Asset Allocation Portfolio (Class 1)
T. Rowe Price New America Growth Portfolio	Ibbotson Balanced ETF Asset Allocation Portfolio (Class 1)
Ibbotson Conservative ETF Asset Allocation Portfolio (Class 1)
Ibbotson Growth ETF Asset Allocation Portfolio (Class 1)
Ibbotson Income and Growth ETF Asset Allocation Portfolio (Class 1)
The following Portfolio name changes were made effective during the fiscal year ended December 31, 2008:

Portfolio	Formerly
Nasdaq-100® Fund	OTC Fund
Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
Global Small Capitalization Fund	May 25, 2005
Growth Fund	May 25, 2005
International Fund	May 25, 2005
New World Fund	May 25, 2005
First Eagle Overseas Variable Fund	May 25, 2005
Third Avenue Value Portfolio	May 25, 2005
Van Eck Worldwide Absolute Return Fund	May 25, 2005
Mid Cap Portfolio	May 25, 2005
High Yield Portfolio	Dec 31, 2005
AIM V.I. — Small Cap Equity Fund — Seires I Shares	Dec 31, 2007
Investments
Net purchase payments received by the Separate Account are invested in the portfolios of the Series Funds, as selected by the contract owners. Investments are stated at the closing net asset values per share as of December 31, 2008.
Realized capital gains and losses from sales of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains and losses from investments in the Series Funds are credited or charged to contract owners’ equity.
Dividend Income
Dividends received from the Series Fund investment are reinvested to purchase additional mutual fund shares.
Accounting Policy
Effective January 1, 2008 the Seperate Account adopted Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements. The adoption did not have a material impact on the Seperate Account’s Financial Statements. See Note 8 to the Financial Statements for additional disclosure.

51

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2008
2. Investments
The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2008:

	Purchases	Sales

Fidelity® Variable Insurance Products Funds
Balanced Portfolio	$25,714	$269,220
Contrafund® Portfolio	2,426,607	1,529,251
Growth Opportunities Portfolio	2,403	26,454
Growth Portfolio	203,160	697,307
High Income Portfolio	407,202	78,791
Mid Cap Portfolio	2,104,727	811,590
AIM Variable Insurance Funds
AIM V.I. — Dynamics Fund — Series I Shares	1,491	4,205
AIM V.I. — Financial Services Fund — Series I Shares	172,677	117,593
AIM V.I. — Global Health Care Fund — Series I Shares	100,652	51,011
AIM V.I. — Small Cap Equity Fund — Seires I Shares	29,054	11,550
AIM V.I. — Technology Fund — Series I Shares	57,678	25,352
Janus Aspen Series
Forty Portfolio	862,653	339,296
Flexible Bond Portfolio	81,847	17,202
Large Cap Growth Portfolio	6,051	139,798
International Growth Portfolio	6,632,512	1,123,615
Mid Cap Growth Portfolio	115,905	245,151
Worldwide Growth Portfolio	153	3,242
The Universal Institutional Funds, Inc.
U.S. Mid Cap Value Portfolio (Class I)	99,613	120,472
PIMCO Variable Insurance Trust
All Asset Portfolio (Adminstrative Class)	113	11,839
Real Return Portfolio (Institutional Class)	1,502,986	1,223,226
Short-Term Portfolio (Institutional Class)	189,333	27,564
StocksPLUS® Growth and Income Portfolio (Institutional Class)	50,144	144,427
Total Return Portfolio (Institutional Class)	1,596,794	1,036,487
High Yield Portfolio (Instituitional Class)	4,893	2,418
Royce Capital Fund
Royce Micro-Cap Portfolio	1,456,541	879,122
Royce Small-Cap Portfolio	853,983	628,542
DWS Investments VIT Funds
DWS Small Cap Index VIP (Class A)	244,004	94,354
T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth Portfolio	122,617	580,948
T. Rowe Price Equity Income Portfolio	446,464	1,033,253

52

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2008
2. Investments (continued)

	Purchases	Sales

T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio	$214,053	$313,600
Vanguard® Variable Insurance Fund
Vanguard® VIF Balanced Portfolio	3,098,069	1,622,272
Vanguard® VIF Capital Growth Portfolio	471,436	184,663
Vanguard® VIF Diversified Value Portfolio	2,961,819	1,491,133
Vanguard® VIF Equity Index Portfolio	2,756,827	1,313,659
Vanguard® VIF Growth Portfolio	56,945	77,909
Vanguard® VIF High Yield Bond Portfolio	88,722	182,752
Vanguard® VIF International Portfolio	2,082,673	1,132,436
Vanguard® VIF Mid-Cap Index Portfolio	1,627,058	1,639,756
Vanguard® VIF Money Market Portfolio	12,850,304	9,734,871
Vanguard® VIF REIT Index Portfolio	789,234	294,382
Vanguard® VIF Short-Term Investment-Grade Portfolio	134,114	168,840
Vanguard® VIF Small Company Growth Portfolio	1,167,910	1,097,832
Vanguard® VIF Total Bond Market Index Portfolio	691,025	730,863
Vanguard® VIF Total Stock Market Index Portfolio	309,685	155,944
Van Eck Worldwide Insurance Trust
Van Eck Worldwide Absolute Return Fund	69,944	68,482
American Funds Insurance Series
Global Small Capitalization Fund	892,031	333,666
Growth Fund	2,538,207	881,130
International Fund	960,994	610,147
New World Fund	681,423	293,821
First Eagle Variable Funds
First Eagle Overseas Variable Fund	4,357,877	8,147,171
Third Avenue Variable Series Trust
Third Avenue Value Portfolio	847,942	508,495

53

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2008
3. Accumulation Units Outstanding
A summary of changes in equivalent accumulation units outstanding follows:

			Growth			AIM V.I. -
	Balanced	Contrafund®	Opportunities	Growth	High Income	Dynamics
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at January 1, 2007	423,316	1,357,184	761	786,973	158,281	14,575
Net units purchased (redeemed and transferred)	31,515	373,200	17,129	193,217	14,672	373

Units outstanding at December 31, 2007	454,831	1,730,384	17,890	980,190	172,953	14,948
Net units purchased (redeemed and transferred)	(201,055)	525,864	(17,890)	(361,776)	244,562	(1,245)

Units outstanding at December 31, 2008	253,776	2,256,248	—	618,414	417,515	13,703

54

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2008
3. Accumulation Units Outstanding (continued)
A summary of changes in equivalent accumulation units outstanding follows:

	AIM V.I. -	AIM V.I. -
	Financial	Global	AIM V.I. -		Flexible	Large Cap
	Services	Health Care	Technology	Forty	Bond	Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at January 1, 2007	18,213	25,351	7,209	349,009	135,114	72,725
Net units purchased (redeemed and transferred)	117,158	21,026	32,962	396,598	3,637	28,602

Units outstanding at December 31, 2007	135,371	46,377	40,171	745,607	138,751	101,327
Net units purchased (redeemed and transferred)	47,870	26,330	28,547	271,039	45,351	(101,327)

Units outstanding at December 31, 2008	183,241	72,707	68,718	1,016,646	184,102	—

55

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2008
3. Accumulation Units Outstanding (continued)
A summary of changes in equivalent accumulation units outstanding follows:

					All Asset
	International	Mid Cap	Worldwide	U.S. Mid	(Administrative	Real
	Growth	Growth	Growth	Cap Value	Class)	Return
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at January 1, 2007	304,689	103,800	1,699	2,805	7,452	357,780
Net units purchased (redeemed and transferred)	168,331	14,676	540	53,545	1,172	63,243

Units outstanding at December 31, 2007	473,020	118,476	2,239	56,350	8,624	421,023
Net units purchased (redeemed and transferred)	1,645,782	(75,131)	(2,239)	(41,669)	(8,624)	150,340

Units outstanding at December 31, 2008	2,118,802	43,345	—	14,681	—	571,363

56

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2008
3. Accumulation Units Outstanding (continued)
A summary of changes in equivalent accumulation units outstanding follows:

		StocksPLUS®				DWS Small
	Short-	Growth and		Royce Micro-	Royce Small-	Cap Index
	Term	Income	Total Return	Cap	Cap	VIP
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at January 1, 2007	511,963	334,582	1,220,374	1,392,540	549,215	727,217
Net units purchased (redeemed and transferred)	6,951	114,232	215,092	144,114	64,567	(59,784)

Units outstanding at December 31, 2007	518,914	448,814	1,435,466	1,536,654	613,782	667,433
Net units purchased (redeemed and transferred)	123,373	(93,958)	335,020	171,861	100,713	38,297

Units outstanding at December 31, 2008	642,287	354,856	1,770,486	1,708,515	714,495	705,730

57

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2008
3. Accumulation Units Outstanding (continued)
A summary of changes in equivalent accumulation units outstanding follows:

	T. Rowe
	Price Blue	T. Rowe	T. Rowe Price		Vanguard	Vanguard VIF
	Chip	Price Equity	International	Vanguard	VIF Capital	Diversified
	Growth	Income	Stock	VIF Balanced	Growth	Value
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at January 1, 2007	455,420	1,312,008	645,346	1,585,830	1,785,229	1,446,495
Net units purchased (redeemed and transferred)	157,783	381,136	148,354	993,974	37,672	507,785

Units outstanding at December 31, 2007	613,203	1,693,144	793,700	2,579,804	1,822,901	1,954,280
Net units purchased (redeemed and transferred)	(347,970)	(447,691)	(92,770)	809,915	183,131	930,646

Units outstanding at December 31, 2008	265,233	1,245,453	700,930	3,389,719	2,006,032	2,884,926

58

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2008
3. Accumulation Units Outstanding (continued)
A summary of changes in equivalent accumulation units outstanding follows:

		Vanguard	Vanguard	Vanguard	Vanguard	Vanguard
	Vanguard VIF	VIF	VIF High	VIF	VIF Mid-	VIF Money
	Equity Index	Growth	Yield Bond	International	Cap Index	Market
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at January 1, 2007	3,109,296	50,356	207,656	1,764,780	2,756,779	8,727,088
Net units purchased (redeemed and transferred)	(128,374)	15,100	144,516	315,194	807,213	203,201

Units outstanding at December 31, 2007	2,980,922	65,456	352,172	2,079,974	3,563,992	8,930,289
Net units purchased (redeemed and transferred)	1,006,294	(17,665)	(95,547)	316,630	(431,747)	2,376,290

Units outstanding at December 31, 2008	3,987,216	47,791	256,625	2,396,604	3,132,245	11,306,579

59

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2008
3. Accumulation Units Outstanding (continued)
A summary of changes in equivalent accumulation units outstanding follows:

		Vanguard		Vanguard	Vanguard
		VIF Short-	Vanguard	VIF Total	VIF Total	Van Eck
	Vanguard	Term	VIF Small	Bond	Stock	Worldwide
	VIF REIT	Investment	Company	Market	Market	Absolute
	Index	Grade	Growth	Index	Index	Return
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at January 1, 2007	496,890	229,397	971,321	2,733,925	179,729	10,099
Net units purchased (redeemed and transferred)	61,048	(96,232)	441,822	(3,225)	662,573	48,111

Units outstanding at December 31, 2007	557,938	133,165	1,413,143	2,730,700	842,302	58,210
Net units purchased (redeemed and transferred)	72,719	(34,731)	(87,118)	(146,521)	116,083	(4,694)

Units outstanding at December 31, 2008	630,657	98,434	1,326,025	2,584,179	958,385	53,516

60

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2008
3. Accumulation Units Outstanding (continued)
A summary of changes in equivalent accumulation units outstanding follows:

						Third
	Global Small				First Eagle	Avenue
	Capitalization	Growth	International	New World	Overseas	Value
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Units outstanding at January 1, 2007	100,025	750,181	64,811	173,422	1,464,390	146,258
Net units purchased (redeemed and transferred)	162,029	710,606	(9,448)	160,495	2,872,269	71,132

Units outstanding at December 31, 2007	262,054	1,460,787	55,363	333,917	4,336,659	217,390
Net units purchased (redeemed and transferred)	262,585	912,806	103,410	155,754	(2,616,356)	206,533

Units outstanding at December 31, 2008	524,639	2,373,593	158,773	489,671	1,720,303	423,923

61

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2008
3. Accumulation Units Outstanding (continued)
A summary of changes in equivalent accumulation units outstanding follows:

		AIM V.I. -
		Small Cap
	Mid Cap	Equity	High Yield
	Subaccount	Subaccount	Subaccount
Units outstanding at January 1, 2007	177,503	2,087	53,084
Net units purchased (redeemed and transferred)	402,141	4,757	(3,337)

Units outstanding at December 31, 2007	579,644	6,844	49,747
Net units purchased (redeemed and transferred)	837,055	4,646	(1,992)

Units outstanding at December 31, 2008	1,416,699	11,490	47,755

62

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2008
4. Financial Highlights
The Separate Account has presented the following disclosures required by the AICPA Audit and Accounting Guide for the Investment Companies.

					Investment
	Year		Unit Fair	Net	Income	Expense	Total
Subaccount	Ended	Units	Value	Assets	Ratio*	Ratio**	Return***

Balanced	12/31/2008	253,776	$0.92	$233,120	1.36%	0.67%	(33.96)%
	12/31/2007	454,831	1.39	632,630	3.49	0.67	9.05
	12/31/2006	423,316	1.28	539,952	1.66	0.67	11.71
	12/31/2005	360,637	1.14	411,794	0.83	0.67	5.77
	12/31/2004	93,126	1.08	100,540	—	0.70	5.47
Contrafund®	12/31/2008	2,256,248	1.06	2,390,811	1.13	0.67	(42.51)
	12/31/2007	1,730,384	1.84	3,189,587	1.09	0.67	17.59
	12/31/2006	1,357,184	1.57	2,127,428	1.23	0.67	11.72
	12/31/2005	981,852	1.40	1,377,657	0.16	0.67	16.94
	12/31/2004	391,291	1.20	469,510	—	0.70	15.48
Growth Opportunities	12/31/2008	—	0.71	—	—	0.67	(55.02)
	12/31/2007	17,890	1.57	28,153	—	0.67	23.18
	12/31/2006	761	1.28	972	0.14	0.67	5.46
	12/31/2005	21,352	1.21	25,866	—	0.67	8.89
	12/31/2004	—	1.11	—	—	0.70	7.19
Growth	12/31/2008	618,414	0.82	504,963	0.73	0.67	(47.17)
	12/31/2007	980,190	1.55	1,514,900	0.81	0.67	26.96
	12/31/2006	786,973	1.22	957,972	0.27	0.67	6.85
	12/31/2005	446,822	1.14	509,039	0.37	0.67	5.80
	12/31/2004	165,850	1.08	178,589	—	0.70	3.38
High Income	12/31/2008	417,515	0.97	405,970	13.66	0.67	(24.98)
	12/31/2007	172,953	1.30	224,183	7.61	0.67	2.79
	12/31/2006	158,281	1.26	199,603	7.84	0.67	11.24
	12/31/2005	126,702	1.13	143,640	15.08	0.67	2.70
	12/31/2004	32,420	1.10	35,788	—	0.70	9.59
AIM V.I. - Dynamics	12/31/2008	13,703	0.88	12,071	—	0.67	(48.08)
	12/31/2007	14,948	1.70	25,360	—	0.67	12.19
	12/31/2006	14,575	1.51	22,042	—	0.67	16.11
	12/31/2005	3,932	1.30	5,121	—	0.67	10.72
	12/31/2004	—	1.18	—	—	0.70	13.34
AIM V.I. - Financial Services
	12/31/2008	183,241	0.44	80,879	2.38	0.67	(59.44)
	12/31/2007	135,371	1.09	147,318	2.90	0.67	(22.22)
	12/31/2006	18,213	1.40	25,481	6.73	0.67	16.44
	12/31/2005	118	1.20	142	1.93	0.67	5.91
	12/31/2004	—	1.13	—	—	0.70	8.68

63

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2008
4. Financial Highlights (continued)

					Investment
	Year		Unit Fair	Net	Income	Expense	Total
Subaccount	Ended	Units	Value	Assets	Ratio*	Ratio**	Return***

AIM V.I. - Global Health Care	12/31/2008	72,707	1.01	73,669	—	0.67	(28.62)
	12/31/2007	46,377	1.42	65,831	—	0.67	11.86
	12/31/2006	25,351	1.27	32,171	—	0.67	5.24
	12/31/2005	7,230	1.21	8,719	—	0.67	8.15
	12/31/2004	—	1.12	—	—	0.70	7.57
AIM V.I. - Technology	12/31/2008	68,718	$0.74	$50,558	—%	0.67%	(44.50)%
	12/31/2007	40,171	1.33	53,256	—	0.67	7.70
	12/31/2006	7,209	1.23	8,874	—	0.67	10.48
	12/31/2005	11,692	1.11	13,026	—	0.67	2.17
	12/31/2004	—	1.09	—	—	0.70	4.63
Forty	12/31/2008	1,016,646	1.17	1,193,468	0.14	0.67	(44.15)
	12/31/2007	745,606	2.10	1,567,191	0.46	0.67	36.99
	12/31/2006	349,009	1.53	535,496	0.38	0.67	9.35
	12/31/2005	226,093	1.40	317,253	0.30	0.67	12.85
	12/31/2004	24,068	1.24	29,928	1.00	0.70	18.23
Flexible Bond	12/31/2008	184,102	1.26	231,829	4.60	0.67	6.02
	12/31/2007	138,751	1.19	164,795	4.93	0.67	7.04
	12/31/2006	135,114	1.11	149,921	4.61	0.67	4.22
	12/31/2005	126,351	1.06	134,526	5.50	0.67	2.00
	12/31/2004	40,667	1.04	42,447	7.49	0.70	3.97
Large Cap Growth	12/31/2008	—	0.87	—	—	0.67	(39.72)
	12/31/2007	101,327	1.44	146,024	0.76	0.67	15.09
	12/31/2006	72,725	1.25	91,062	0.64	0.67	11.38
	12/31/2005	5,479	1.12	6,159	0.02	0.67	4.29
	12/31/2004	—	—	—	—	0.70	—
International Growth	12/31/2008	2,118,802	1.47	3,105,800	1.50	0.67	(52.11)
	12/31/2007	473,020	3.06	1,447,884	0.60	0.67	28.32
	12/31/2006	304,689	2.39	726,825	2.00	0.67	47.02
	12/31/2005	171,031	1.62	277,503	1.19	0.67	32.29
	12/31/2004	62,609	1.23	76,789	1.05	0.70	18.95
Mid Cap Growth	12/31/2008	43,345	1.10	47,647	0.20	0.67	(43.72)
	12/31/2007	118,476	1.95	231,409	0.24	0.67	22.04
	12/31/2006	103,800	1.60	166,130	—	0.67	13.61
	12/31/2005	104,242	1.41	146,849	—	0.67	12.31
	12/31/2004	26,966	1.25	33,826	—	0.70	20.75

64

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2008
4. Financial Highlights (continued)

					Investment
	Year		Unit Fair	Net	Income	Expense	Total
Subaccount	Ended	Units	Value	Assets	Ratio*	Ratio**	Return***

Worldwide Growth	12/31/2008	—	0.82	—	—	0.67	(44.66)
	12/31/2007	2,239	1.49	3,327	0.76	0.67	9.63
	12/31/2006	1,699	1.36	2,303	1.68	0.67	18.20
	12/31/2005	803	1.15	921	0.79	0.67	5.87
	12/31/2004	—	1.08	—	—	0.70	4.78
U.S. Mid Cap Value	12/31/2008	14,681	1.03	15,048	1.43	0.67	(41.29)
	12/31/2007	56,350	1.75	98,377	0.71	0.67	7.84
	12/31/2006	2,805	1.62	4,541	0.21	0.67	20.70
	12/31/2005	748	1.34	1,003	—	0.67	12.31
	12/31/2004	—	1.19	—	—	0.70	14.59
All Asset (Administrative Class)	12/31/2008	—	$1.14	$—	—%	0.67%	(15.84)%
	12/31/2007	8,624	1.36	11,732	7.81	0.67	8.33
	12/31/2006	7,452	1.26	9,360	5.74	0.67	4.66
	12/31/2005	742	1.20	891	0.43	0.67	6.23
	12/31/2004	76,868	1.13	86,832	2.36	0.70	11.48
Real Return	12/31/2008	571,363	1.16	662,416	3.74	0.67	(6.91)
	12/31/2007	421,023	1.25	524,375	4.79	0.67	10.83
	12/31/2006	357,780	1.12	402,052	4.09	0.67	0.87
	12/31/2005	240,396	1.11	267,810	2.66	0.67	2.25
	12/31/2004	207,821	1.09	226,421	1.59	0.70	9.08
Short-Term	12/31/2008	642,287	1.12	727,872	3.71	0.67	(0.16)
	12/31/2007	518,914	1.12	588,234	3.85	0.67	4.65
	12/31/2006	511,963	1.07	554,908	4.69	0.67	4.44
	12/31/2005	290,138	1.03	302,541	2.28	0.67	2.55
	12/31/2004	76,232	1.02	77,462	0.23	0.70	1.45
StocksPLUS® Growth and Income	12/31/2008	354,856	0.85	300,705	6.81	0.67	(42.53)
	12/31/2007	448,814	1.47	661,834	7.89	0.67	6.97
	12/31/2006	334,582	1.38	461,241	4.84	0.67	15.11
	12/31/2005	495,847	1.20	593,807	2.62	0.67	3.68
	12/31/2004	199,281	1.16	230,189	2.22	0.70	10.99
Total Return	12/31/2008	1,770,486	1.29	2,275,861	4.49	0.67	4.96
	12/31/2007	1,435,466	1.22	1,758,039	5.01	0.67	8.92
	12/31/2006	1,220,374	1.12	1,372,160	4.24	0.67	4.01
	12/31/2005	596,917	1.08	645,301	3.49	0.67	2.61
	12/31/2004	209,071	1.05	220,275	0.34	0.70	5.05

65

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2008
4. Financial Highlights (continued)

					Investment
	Year		Unit Fair	Net	Income	Expense	Total
Subaccount	Ended	Units	Value	Assets	Ratio*	Ratio**	Return***

Royce Micro-Cap	12/31/2008	1,708,515	0.94	1,612,484	3.02	0.67	(43.27)
	12/31/2007	1,536,654	1.66	2,556,449	1.47	0.67	3.98
	12/31/2006	1,392,540	1.60	2,228,059	0.20	0.67	21.07
	12/31/2005	754,372	1.31	991,820	0.53	0.67	11.04
	12/31/2004	1,628,015	1.18	1,927,696	—	0.70	13.85
Royce Small-Cap	12/31/2008	714,495	1.15	822,051	0.72	0.67	(27.18)
	12/31/2007	613,782	1.58	969,740	0.05	0.67	(2.14)
	12/31/2006	549,215	1.61	886,674	0.06	0.67	15.57
	12/31/2005	435,029	1.40	607,717	—	0.67	8.56
	12/31/2004	82,085	1.29	105,628	—	0.70	24.95
DWS Small Cap Index VIP	12/31/2008	705,730	0.97	685,329	1.65	0.67	(34.12)
	12/31/2007	667,433	1.47	983,862	0.88	0.67	(1.90)
	12/31/2006	727,217	1.50	1,092,735	0.62	0.67	17.49
	12/31/2005	684,542	1.28	875,480	0.48	0.67	4.26
	12/31/2004	220,445	1.23	270,414	0.01	0.70	17.76
T. Rowe Price Blue Chip Growth	12/31/2008	265,233	$0.85	$225,673	0.07%	0.67%	(42.51)%
	12/31/2007	613,203	1.48	907,482	0.48	0.67	12.74
	12/31/2006	455,420	1.31	597,799	0.33	0.67	9.67
	12/31/2005	309,605	1.20	370,575	0.13	0.67	5.94
	12/31/2004	35,764	1.13	40,407	0.21	0.70	8.68
T. Rowe Price Equity Income	12/31/2008	1,245,453	0.98	1,223,165	2.25	0.67	(36.11)
	12/31/2007	1,693,144	1.54	2,602,619	1.76	0.67	3.26
	12/31/2006	1,312,008	1.49	1,953,008	1.54	0.67	18.97
	12/31/2005	870,307	1.25	1,088,946	1.64	0.67	3.92
	12/31/2004	271,045	1.20	326,339	5.54	0.70	14.92
T. Rowe Price International Stock	12/31/2008	700,930	0.96	669,823	2.07	0.67	(48.70)
	12/31/2007	793,700	1.86	1,478,568	1.49	0.67	13.03
	12/31/2006	645,346	1.65	1,063,593	1.19	0.67	19.09
	12/31/2005	466,771	1.38	645,957	1.77	0.67	16.03
	12/31/2004	211,079	1.19	251,744	1.20	0.70	13.77
Vanguard VIF Balanced	12/31/2008	3,389,719	1.18	3,991,685	3.18	0.67	(22.57)
	12/31/2007	2,579,804	1.52	3,923,580	2.38	0.67	8.36
	12/31/2006	1,585,830	1.40	2,225,786	2.13	0.67	14.96
	12/31/2005	1,293,263	1.22	1,578,926	1.89	0.67	6.83
	12/31/2004	314,147	1.14	359,022	—	0.70	11.29

66

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2008
4. Financial Highlights (continued)

					Investment
	Year		Unit Fair	Net	Income	Expense	Total
Subaccount	Ended	Units	Value	Assets	Ratio*	Ratio**	Return***

Vanguard VIF Capital Growth	12/31/2008	2,006,032	1.15	2,298,234	0.89	0.67	(30.36)
	12/31/2007	1,822,901	1.65	2,999,078	0.69	0.67	12.48
	12/31/2006	1,785,229	1.46	2,611,244	0.57	0.67	11.63
	12/31/2005	1,117,097	1.31	1,463,792	0.65	0.67	7.68
	12/31/2004	—	1.22	—	—	0.70	17.63
Vanguard VIF Diversified Value	12/31/2008	2,884,926	1.07	3,090,906	2.49	0.67	(36.14)
	12/31/2007	1,954,280	1.68	3,278,942	1.45	0.67	3.93
	12/31/2006	1,446,495	1.61	2,335,097	1.70	0.67	18.88
	12/31/2005	1,177,074	1.36	1,598,432	0.46	0.67	7.61
	12/31/2004	233,441	1.26	294,575	—	0.70	20.46
Vanguard VIF Equity Index	12/31/2008	3,987,216	0.93	3,708,166	1.95	0.67	(36.93)
	12/31/2007	2,980,922	1.47	4,395,933	1.64	0.67	5.38
	12/31/2006	3,109,296	1.40	4,351,105	1.40	0.67	15.71
	12/31/2005	2,713,760	1.21	3,282,048	1.62	0.67	4.79
	12/31/2004	763,031	1.15	880,598	—	0.70	10.80
Vanguard VIF Growth	12/31/2008	47,791	0.87	41,659	0.89	0.67	(37.72)
	12/31/2007	65,456	1.40	91,606	0.63	0.67	10.22
	12/31/2006	50,356	1.27	63,943	0.38	0.67	1.91
	12/31/2005	53,246	1.25	66,342	0.43	0.67	11.49
	12/31/2004	—	1.12	—	—	0.70	7.25
Vanguard VIF High Yield Bond	12/31/2008	256,625	0.97	248,201	6.92	0.67	(21.95)
	12/31/2007	352,172	1.24	436,406	5.78	0.67	1.95
	12/31/2006	207,656	1.22	252,396	5.84	0.67	8.27
	12/31/2005	139,440	1.12	156,540	5.26	0.67	2.75
	12/31/2004	125,364	1.09	136,969	—	0.70	8.52
Vanguard VIF International	12/31/2008	2,396,604	1.18	2,836,963	2.37	0.67	(44.92)
	12/31/2007	2,079,974	2.15	4,469,884	1.65	0.67	17.41
	12/31/2006	1,764,780	1.83	3,230,067	0.89	0.67	26.75
	12/31/2005	1,072,613	1.44	1,548,888	0.92	0.67	16.31
	12/31/2004	456,058	1.24	566,231	—	0.70	19.42
Vanguard VIF Mid-Cap Index	12/31/2008	3,132,245	1.00	3,134,619	1.54	0.67	(41.82)
	12/31/2007	3,563,992	1.72	6,129,938	1.09	0.67	6.14
	12/31/2006	2,756,779	1.62	4,467,256	0.79	0.67	13.75
	12/31/2005	1,685,998	1.42	2,401,796	0.62	0.67	13.97
	12/31/2004	413,328	1.25	516,614	—	0.70	20.32

67

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2008
4. Financial Highlights (continued)

						Investment
	Year			Unit Fair	Net	Income	Expense	Total
Subaccount	Ended		Units	Value	Assets	Ratio*	Ratio**	Return***

Vanguard VIF Money Market	12/31/2008		11,306,579	1.19	13,436,874	2.72	0.67	2.82
	12/31/2007		8,930,289	1.16	10,321,539	5.38	0.67	5.24
	12/31/2006		8,727,088	1.10	9,584,438	4.67	0.67	5.05
	12/31/2005		8,487,047	1.05	8,872,893	2.89	0.67	3.19
	12/31/2004		11,370,804	1.01	11,520,569	8.03	0.70	1.27
Vanguard VIF REIT Index	12/31/2008		630,657	1.05	661,542	3.31	0.67	(37.25)
	12/31/2007		557,937	1.67	932,628	1.90	0.67	(16.60)
	12/31/2006		496,890	2.00	995,905	1.83	0.67	34.93
	12/31/2005		281,533	1.49	418,198	1.34	0.67	11.83
	12/31/2004		191,880	1.33	254,862	—	0.70	30.51
Vanguard VIF Short-Term Investment Grade	12/31/2008		98,434	$1.12	$110,532	4.52%	0.67%	(3.45)%
	12/31/2007		133,165	1.16	154,883	4.53	0.67	6.03
	12/31/2006		229,397	1.10	251,643	2.86	0.67	4.92
	12/31/2005		304,003	1.05	317,852	2.61	0.67	2.25
	12/31/2004		317,653	1.02	324,823	—	0.70	2.07
Vanguard VIF Small Company Growth	12/31/2008		1,326,025	0.89	1,178,983	0.72	0.67	(39.47)
	12/31/2007		1,413,143	1.47	2,075,727	0.44	0.67	3.77
	12/31/2006		971,321	1.42	1,374,963	0.28	0.67	10.21
	12/31/2005		568,627	1.28	730,347	—	0.67	6.26
	12/31/2004		139,932	1.21	169,142	—	0.70	15.30
Vanguard VIF Total Bond Market Index	12/31/2008		2,584,179	1.26	3,249,192	4.30	0.67	5.23
	12/31/2007		2,730,700	1.19	3,262,809	3.93	0.67	6.98
	12/31/2006		2,733,925	1.12	3,053,387	3.61	0.67	4.31
	12/31/2005		2,407,970	1.07	2,578,319	2.69	0.67	2.40
	12/31/2004		397,989	1.05	416,153	—	0.70	4.20
Vanguard VIF Total Stock Market Index	12/31/2008		958,385	0.95	907,676	1.47	0.67	(37.28)
	12/31/2007		842,302	1.51	1,271,923	0.32	0.67	5.16
	12/31/2006		179,729	1.44	258,075	0.63	0.67	15.52
	12/31/2005		76,840	1.24	95,509	0.53	0.67	6.13
	12/31/2004		316,320	1.17	370,374	1.98	0.70	12.52
Van Eck Worldwide Absolute Return	12/31/2008		53,516	0.98	52,480	0.08	0.67	(13.10)
	12/31/2007		58,210	1.13	65,684	0.25	0.67	4.05
	12/31/2006		10,099	1.08	10,951	—	0.67	8.65
	12/31/2005	(1)	143	1.00	143	—	0.67	0.20

68

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2008
4. Financial Highlights (continued)

						Investment
	Year			Unit Fair	Net	Income	Expense	Total
Subaccount	Ended		Units	Value	Assets	Ratio*	Ratio**	Return***

Global Small Capitalization	12/31/2008		524,639	0.87	458,822	—	0.67	(53.52)
	12/31/2007		262,054	1.88	493,072	3.43	0.67	21.43
	12/31/2006		100,025	1.55	154,992	0.66	0.67	24.05
	12/31/2005	(1)	2,934	1.25	3,664	—	0.67	24.91
Growth	12/31/2008		2,373,593	0.83	1,975,684	0.79	0.67	(43.97)
	12/31/2007		1,460,787	1.49	2,170,097	0.93	0.67	12.35
	12/31/2006		750,181	1.32	991,954	1.05	0.67	10.22
	12/31/2005	(1)	4,322	1.20	5,185	0.61	0.67	19.97
International	12/31/2008		158,773	1.03	163,265	1.03	0.67	(42.12)
	12/31/2007		55,363	1.78	98,364	1.44	0.67	20.02
	12/31/2006		64,811	1.48	95,939	1.87	0.67	18.98
	12/31/2005	(1)	15,409	1.24	19,172	1.71	0.67	24.42
New World	12/31/2008		489,671	$1.23	$602,444	1.53%	0.67%	(42.37)%
	12/31/2007		333,917	2.13	712,911	3.53	0.67	32.21
	12/31/2006		173,422	1.61	280,052	1.58	0.67	32.59
	12/31/2005	(1)	4,714	1.22	5,741	—	0.67	21.79
First Eagle Overseas	12/31/2008		1,720,303	1.27	2,327,168	0.88	0.67	(18.82)
	12/31/2007		4,336,659	1.56	6,964,080	—	0.67	7.80
	12/31/2006		1,464,390	1.45	2,240,052	8.61	0.67	25.08
	12/31/2005	(1)	140,536	1.16	182,168	3.76	0.67	15.93
Third Avenue Value	12/31/2008		423,923	0.75	318,774	1.04	0.67	(43.66)
	12/31/2007		217,390	1.33	290,136	2.20	0.67	(4.80)
	12/31/2006		146,258	1.40	205,051	1.57	0.67	15.78
	12/31/2005	(1)	34,078	1.21	41,265	0.48	0.67	21.09
Mid Cap	12/31/2008		1,416,699	0.90	1,281,884	0.48	0.67	(39.44)
	12/31/2007		579,644	1.49	866,094	0.82	0.67	15.63
	12/31/2006		177,503	1.29	229,378	0.08	0.67	12.70
	12/31/2005	(1)	19,690	1.15	22,577	—	0.67	14.66
AIM V.I. - Small Cap Equity	12/31/2008		11,490	0.69	7,877	—	0.67	(31.31)
	12/31/2007	(1)	6,844	1.00	6,830	0.82	0.67	(0.20)
High Yield	12/31/2008		47,755	1.00	47,852	7.43	0.67	(23.43)
	12/31/2007		49,747	1.31	65,097	7.19	0.67	3.67
	12/31/2006		53,084	1.26	67,007	7.42	0.67	9.27
	12/31/2005	(1)	9,657	1.16	11,155	4.41	0.67	4.27

69

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2008
4. Financial Highlights (continued)

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Fund in which the subaccounts invest.

**	These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded. Expense ratios for periods less than one year have been annualized.

***	These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total returns reflect a full twelve month period except for those subaccounts indicated as being a partial year in the Organization and Summary of the Significant Accounting Policies footnote.

70

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2008
5. Administrative, Mortality, and Expense Risk Charge
On each monthly deduction day, Transamerica Life currently deducts a mortality and expense risk charge equal to an annual rate of .67% of the cash value in the Subaccounts in policy years 1-17 and .25% of the cash value in the Subaccounts in policy years 18-30 and .15% thereafter. Transamerica Life also deducts a monthly charge to compensate Transamerica Life for the anticipated cost of paying the life insurance benefit that exceeds the cash value upon the insured’s death. This charge varies from policy to policy and month to month and is dependent upon a number of variables. Also, on each policy anniversary during policy years 2-7, Transamerica Life currently deducts .40% of the amount of any decrease in excess premium received in policy years 2-7 from the excess premium received in the first policy year and 1.5% of premium received up to target premium. Transamerica Life also currently deducts a monthly administrative fee equal to $5.00 in all policy years, up to a $10 maximum.
6. Income Taxes
Operations of the Separate Account form a part of Transamerica Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the “Code”). The operations of the Separate Account are accounted for separately from other operations of Transamerica Life for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from Transamerica Life. Under existing federal income tax laws, the income of the Separate Account, to the extent applied to increase reserves under the variable life contracts, is not taxable to Transamerica Life.
7. Dividend Distributions
Dividends are not declared by the Separate Account, since the increase in the value of the underlying investment in the Series Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Separate Account. Consequently, a dividend distribution by the underlying Series Funds does not change either the accumulation unit price or equity values within the Separate Account.

71

Transamerica Corporate Separate Account Sixteen
Variable Adjustable Life Insurance Policy
Notes to Financial Statements
December 31, 2008
8. Fair Value Measurements and Fair Value Hierarchy
SFAS No. 157 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.
The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.
Financial assets and liabilities recorded at fair value on the Statement of Assets and Liabilities are categorized as follows:
Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.
Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:
a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.
Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.
All investments in Mutual Funds included in the Statement of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, therefore are considered Level 1.

72

Financial Statements and Schedules – Statutory Basis
Transamerica Life Insurance Company
Years Ended December 31, 2008, 2007, and 2006

Transamerica Life Insurance Company
Financial Statements and Schedules – Statutory Basis
Years Ended December 31, 2008, 2007, and 2006
Contents

Report of Independent Registered Public Accounting Firm	1

Audited Financial Statements

Balance Sheets – Statutory Basis	3
Statements of Operations – Statutory Basis	5
Statements of Changes in Capital and Surplus – Statutory Basis	7
Statements of Cash Flow – Statutory Basis	10
Notes to Financial Statements – Statutory Basis	12

Statutory-Basis Financial Statement Schedules

Summary of Investments – Other Than Investments in Related Parties	94
Supplementary Insurance Information	95
Reinsurance	96

Report of Independent Registered Public Accounting Firm
The Board of Directors
Transamerica Life Insurance Company
We have audited the accompanying statutory-basis balance sheets of Transamerica Life Insurance Company (the Company) as of December 31, 2008 and 2007, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2008. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.
In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Transamerica Life Insurance Company at December 31, 2008 and 2007, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2008.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Life Insurance Company at December 31, 2008 and 2007, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2008, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.
As discussed in Note 2 to the financial statements, Transamerica Life Insurance Company, with the permission of the Insurance Division, Department of Commerce, of the State of Iowa, changed its policy for deferred income taxes at December 31, 2008. As discussed in Note 3 to the financial statements, Transamerica Life Insurance Company, with the permission of the Insurance Division, Department of Commerce, of the State of Iowa, changed its policy related to its calculation of reserves related to synthetic guaranteed investment contracts at December 31, 2008. Also, as discussed in Note 3 to the financial statements, Transamerica Life Insurance Company changed its accounting for investments in certain low income housing tax credit properties at January 1, 2006.
/s/ Ernst & Young LLP
Des Moines, Iowa
April 22, 2009

Transamerica Life Insurance Company
Balance Sheets — Statutory Basis
(Dollars in Thousands, Except per Share Amounts)

	December 31
	2008	2007
		Restated
Admitted assets
Cash and invested assets:
Cash, cash equivalents and short-term investments	$3,358,268	$1,852,686
Bonds:
Affiliated entities	268,482	777,142
Unaffiliated	51,190,872	51,170,594
Preferred stocks:
Affiliated entities	8,901	11,354
Unaffiliated	1,817,213	2,018,837
Common stocks:
Affiliated entities (cost: 2008 - $747,489; 2007 - $515,985)	684,654	457,917
Unaffiliated (cost: 2008 - $347,384; 2007 - $334,889)	340,730	356,938
Mortgage loans on real estate	10,877,725	11,664,602
Real estate, at cost less accumulated depreciation (2008 - $43,262; 2007 - $40,611)
Home office properties	85,820	77,469
Investment properties	36,496	39,925
Properties held for sale	31,125	29,774
Policy loans	732,588	690,855
Receivables for securities	39,662	58,011
Other invested asset receivable	191,348	—
Derivatives	164,217	—
Collateral balance	68,410	—
Other invested assets	3,110,823	4,234,117

Total cash and invested assets	73,007,334	73,440,221

Accrued investment income	722,363	1,156,569
Cash surrender value of life insurance policies	279,903	135,700
Premiums deferred and uncollected	167,584	292,178
Current federal income tax recoverable	352,420	—
Net deferred income tax asset	889,159	337,279
Reinsurance receivable	310,903	330,737
Receivable from parent, subsidiaries and affiliates	217,479	281,636
Accounts receivable	154,934	146,305
General agents pension fund	52,151	76,748
Reinsurance deposit receivable	128,745	120,582
Goodwill	60,765	69,719
Other assets	34,784	176,192
Separate account assets	27,404,629	36,041,715

Total admitted assets	$103,783,153	$112,605,581

	December 31
	2008	2007
		Restated
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$15,134,922	$15,226,295
Annuity	23,412,004	26,856,767
Accident and health	3,187,935	3,051,972
Policy and contract claim reserves:
Life	283,453	353,801
Accident and health	200,884	176,443
Liability for deposit-type contracts	13,945,417	15,334,519
Other policyholders’ funds	20,405	25,835
Municipal reverse repurchase agreements	365,846	397,703
Remittances and items not allocated	524,661	408,246
Case level liability	13,761	20,561
Asset valuation reserve	1,273,354	1,528,475
Interest maintenance reserve	384,613	465,359
Funds held under reinsurance treaties	12,127,743	7,311,424
Reinsurance in unauthorized reinsurers	46,935	66,904
Commissions and expense allowances payable on reinsurance assumed	58,684	84,767
Federal and foreign income taxes payable (including $0 and $244,355 of realized capital gains (losses) at December 31, 2008 and 2007, respectively)	—	208,177
Payable to affiliates	244,864	340,990
Payable for securities	32,185	163,379
Securities lending liability	54,033	76,851
Transfers from separate accounts due or accrued (including $(512,661) and $(518,967) accrued for expense allowances recognized in reserves, net of reinsurance allowances at December 31, 2008 and 2007, respectively)	(537,656)	(559,871)
Amounts withheld or retained	155,233	168,201
Derivatives	—	214,737
Other liabilities	657,426	386,989
Separate account liabilities	27,357,976	35,955,202

Total liabilities	98,944,678	108,263,726

Capital and surplus:
Common stock, $10 per share par value, 1,000,000 shares authorized, 676,190 issued and outstanding	6,762	6,762
Preferred stock, Series A, $10 per share par value, 42,500 shares authorized and issued (total liquidation value -$58,000); Series B, $10 per share par value, 250,000 shares authorized, 174,345 shares issued and 117,005 shares outstanding as of December 31, 2008 and 2007 (total liquidation value — $1,743,450)	2,168	2,168
Treasury stock, Series A Preferred, $10 per share par value, 42,500 shares as of December 31, 2008 and 2007 and Series B Preferred, $10 per share par value, 57,340 shares as of December 31, 2008 and 2007	(631,400)	(631,400)
Aggregate write-ins for other than special surplus funds	380,358	—
Surplus notes	150,000	150,000
Paid-in surplus	3,186,591	2,693,895
Unassigned surplus	1,743,996	2,120,430

Total capital and surplus	4,838,475	4,341,855

Total liabilities and capital and surplus	$103,783,153	$112,605,581

See accompanying notes.

Transamerica Life Insurance Company
Statements of Operations – Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2008	2007	2006
		Restated	Restated
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$2,111,407	$1,972,579	$1,936,610
Annuity	4,700,329	5,598,533	4,891,121
Accident and health	706,108	705,705	708,340
Net investment income	3,886,850	4,212,323	4,279,854
Amortization of interest maintenance reserve	29,314	42,059	52,579
Commissions and expense allowances on reinsurance ceded	(325,830)	132,642	(67,782)
Income from fees associated with investment management, administration and contract guarantees for separate accounts	399,445	439,852	392,498
Reserve adjustment on reinsurance ceded	10,159,202	1,261,103	732,781
Consideration on reinsurance transaction	16,542	889,492	955,428
Income from administrative service agreement with TFA	44,122	49,346	43,080
Other income	16,004	109,726	244,208

	21,743,493	15,413,360	14,168,717

Benefits and expenses:
Benefits paid or provided for:
Life benefits	1,028,541	1,204,980	1,128,241
Accident and health benefits	492,369	358,199	396,152
Annuity benefits	1,597,820	1,738,312	1,815,042
Surrender benefits	7,773,476	9,716,655	8,865,555
Other benefits	742,343	867,274	840,999
Increase (decrease) in aggregate reserves for policies and contracts:
Life	19,973	157,689	1,203,083
Annuity	(3,440,891)	(4,436,268)	(4,755,152)
Accident and health	124,959	312,053	290,931

	8,338,590	9,918,894	9,784,851

Insurance expenses:
Commissions	1,445,841	1,344,822	1,275,149
General insurance expenses	683,966	676,791	598,918
Taxes, licenses and fees	147,880	132,380	114,928
Net transfers to separate accounts	529,435	1,582,484	2,282,890
Change in case level liability	(6,800)	20,561	18,865
Modified coinsurance reinsurance premium paid	10,872,061	173,147	–
Consideration paid on reinsurance transaction	447,623	1,096,322	—
Other expenses	292,871	269,443	90,249

	14,412,877	5,295,950	4,380,999

Total benefits and expenses	22,751,467	15,214,844	14,165,850

Gain (loss) from operations before dividends to policyholders, federal income tax expense and net realized capital gains on investments	$(1,007,974)	$198,516	$2,867

Transamerica Life Insurance Company
Statements of Operations – Statutory Basis (continued)
(Dollars in Thousands)

	Year Ended December 31
	2008	2007	2006
		Restated	Restated
Dividends to policyholders	$12,165	$17,417	$16,971

Gain (loss) from operations before federal income tax (benefit) expense and net realized capital gains on investments	(1,020,139)	181,099	(14,104)
Federal income tax (benefit) expense	(32,404)	202,974	162,139

Loss from operations before net realized capital gains on investments	(987,735)	(21,875)	(176,243)
Net realized capital gains on investments (net of related federal income taxes and amounts transferred to/from interest maintenance reserve)	366,221	313,799	149,387

Net income (loss)	$(621,514)	$291,924	$(26,856)

See accompanying notes.

Transamerica Life Insurance Company
Statements of Changes in Capital and Surplus — Statutory Basis
(Dollars in Thousands)

				Aggregate
				Write-ins
				for Other				Total
	Common	Preferred	Treasury	than Special	Surplus	Paid-in	Unassigned	Capital and
	Stock	Stock	Stock	Surplus Funds	Notes	Surplus	Surplus	Surplus

Balance at January 1, 2006
As originally presented	$3,170	$1,302	$—	$—	$575,000	$1,437,996	$400,577	$2,418,045
Merger of Transamerica Occidental Life Insurance Company (TOLIC)	13,793	13,793	—	—	200,000	1,673,294	709,875	2,610,755
Merger adjustment — retire TOLIC stock	(13,793)	(13,793)	—	—	—	27,595	(9)	—
Merger of Life Investors Insurance Company of America (LIICA)	1,686	1,250	—	—	150,000	363,009	52,109	568,054
Merger adjusment — retire LIICA stock	(1,686)	(1,250)	—	—	—	2,936	—	—
Merger adjustment — AVR reduction	—	—	—	—	—	—	7,997	7,997
Reverse TOLIC’s ownership of Transamerica	(3,170)	—	—	—	—	(675,248)	—	(678,418)
Nonadmit value of reciprocal ownership	—	—	—	—	—	—	(229,078)	(229,078)
Issuance of stock in connection with statutory merger	6,762	866	—	—	—	(7,628)	—	—

Balance at January 1, 2006, as restated	6,762	2,168	—	—	925,000	2,821,954	941,471	4,697,355
Cumulative effect of change in accounting principle	—	—	—	—	—	—	(7,489)	(7,489)
Net loss	—	—	—	—	—	—	(26,856)	(26,856)
Change in net unrealized cap ital gains/losses, net of tax	—	—	—	—	—	—	262,343	262,343
Nonadmit value of reciprocal ownership	—	—	—	—	—	—	(257,732)	(257,732)
Change in net unrealized foreign exchange cap ital gains/losses, net of tax	—	—	—	—	—	—	(1,104)	(1,104)
Change in net deferred income tax asset	—	—	—	—	—	—	391,558	391,558
Change in other nonadmitted assets	—	—	—	—	—	—	(368,410)	(368,410)
Change in provision for reinsurance in unauthorized companies	—	—	—	—	—	—	7,468	7,468
Change in asset valuation reserve	—	—	—	—	—	—	(234,482)	(234,482)
Change in surplus in separate accounts	—	—	—	—	—	—	5,569	5,569
Reinsurance transactions	—	—	—	—	—	—	739,259	739,259
Repurchase of Series A preferred stock	—	—	(58,000)	—	—	—	—	(58,000)
Redemption of surplus notes	—	—	—	—	(775,000)	—	—	(775,000)
Correction of prior period error	—	—	—	—	—	—	20,480	20,480
Contributed surplus related to stock appreciation rights plan of indirect parent	—	—	—	—	—	2,444	—	2,444
Tax benefits on stock options exercised	—	—	—	—	—	9	—	9
Dividends to stockholders	—	—	—	—	—	—	(123,871)	(123,871)
Capital contribution	—	—	—	—	—	145,000	—	145,000

Balance at December 31, 2006, as restated	$6,762	$2,168	$(58,000)	$—	$150,000	$2,969,407	$1,348,204	$4,418,541

Transamerica Life Insurance Company
Statements of Changes in Capital and Surplus – Statutory Basis (continued)
(Dollars in Thousands)

				Aggregate
				Write-ins
				for Other				Total
	Common	Preferred	Treasury	than Special	Surplus	Paid-in	Unassigned	Capital and
	Stock	Stock	Stock	Surplus Funds	Notes	Surplus	Surplus	Surplus

Balance at December 31, 2006, as restated	$6,762	$2,168	$(58,000)	$–	$150,000	$2,969,407	$1,348,204	$4,418,541
Net income	–	–	–	–	–	–	291,924	291,924
Change in net unrealized cap ital gains/losses, net of tax	–	–	–	–	–	–	801,521	801,521
Nonadmit value of reciprocal ownership	–	–	–	–	–	–	(520,370)	(520,370)
Change in net unrealized foreign exchange cap ital gains/losses, net of tax	–	–	–	–	–	–	15,068	15,068
Change in net deferred income tax asset	–	–	–	–	–	–	12,077	12,077
Change in other nonadmitted assets	–	–	–	–	–	–	100,552	100,552
Change in provision for reinsurance in unauthorized companies	–	–	–	–	–	–	(32,606)	(32,606)
Change in reserve on account of change in valuation basis	–	–	–	–	–	–	(16,591)	(16,591)
Change in asset valuation reserve	–	–	–	–	–	–	(98,467)	(98,467)
Change in surplus in separate accounts	–	–	–	–	–	–	11,642	11,642
Reinsurance transactions	–	–	–	–	–	–	618,363	618,363
Repurchase of Series B preferred stock	–	–	(573,400)	–	–	–	–	(573,400)
Correction of prior period error	–	–	–	–	–	–	(29,287)	(29,287)
Return of capital related to stock appreciation rights plan of indirect parent	–	–	–	–	–	(5,535)	–	(5,535)
Tax benefits on stock options exercised	–	–	–	–	–	23	–	23
Dividends to stockholders	–	–	–	–	–	–	(381,600)	(381,600)
Return of capital	–	–	–	–	–	(270,000)	–	(270,000)

Balance at December 31, 2007, as restated	$6,762	$2,168	$(631,400)	$–	$150,000	$2,693,895	$2,120,430	$4,341,855

     Transamerica Life Insurance Company
Statements of Changes in Capital and Surplus – Statutory Basis (continued)
     (Dollars in Thousands)

				Aggregate
				Write-ins
				for Other				Total
	Common	Preferred	Treasury	than Special	Surplus	Paid-in	Unassigned	Capital and
	Stock	Stock	Stock	Surplus Funds	Notes	Surplus	Surplus	Surplus

Balance at December 31, 2007	$6,762	$2,168	$(631,400)	$–	$150,000	$2,693,895	$2,120,430	4,341,855
Net loss	–	–	–	–	–	–	(621,514)	(621,514)
Change in net unrealized capital gains/losses, net of tax	–	–	–	–	–	–	(337,435)	(337,435)
Change in net unrealized foreign exchange capital gains/losses, net of tax	–	–	–	–	–	–	(20,767)	(20,767)
Change in net deferred income tax asset							(208,572)	(208,572)
Change in other nonadmitted assets	–	–	–	–	–	–	(85,791)	(85,791)
Change in provision for reinsurance in unauthorized companies	–	–	–	–	–	–	19,970	19,970
Change in reserve on account of change in valuation basis	–	–	–	–	–	–	35,039	35,039
Change in asset valuation reserve	–	–	–	–	–	–	255,121	255,121
Change in surplus in separate accounts	–	–	–	–	–	–	(40,108)	(40,108)
Reinsurance transactions	–	–	–	–	–	–	962,518	962,518
Increase in admitted deferred tax due to permitted practice	–	–	–	380,358	–	–	–	380,358
Correction of interest on taxes							(969)	(969)
Dividends to stockholders	–	–	–	–	–	–	(316,438)	(316,438)
Change in deferred premiums associated with reserve valuation change	–	–	–	–	–	–	(17,488)	(17,488)
Return of capital related to stock appreciation rights plan of indirect parent	–	–	–	–	–	(14,543)	–	(14,543)
Capital contribution	–	–	–	–	–	507,239	–	507,239

Balance at December 31, 2008	$6,762	$2,168	$(631,400)	$380,358	$150,000	$3,186,591	$1,743,996	$4,838,475

See accompanying notes.

Transamerica Life Insurance Company
Statements of Cash Flow – Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2008	2007	2006
		Restated	Restated
Operating activities
Premiums collected, net of reinsurance	$7,620,017	$8,360,208	$7,540,267
Net investment income received	4,386,531	4,492,477	4,512,328
Miscellaneous income	914,930	2,747,579	3,092,400
Benefit and loss related payments	(11,345,116)	(14,692,501)	(14,452,625)
Net transfers to separate accounts	(238,756)	(1,843,501)	(1,880,891)
Commissions, expenses paid and aggregate write-ins for deductions	(3,225,359)	(3,239,812)	(2,284,817)
Dividends paid to policyholders	(13,295)	(17,465)	(18,851)
Federal and foreign income taxes paid	(398,325)	(330,343)	(107,274)

Net cash used in operating activities	(2,299,373)	(4,523,358)	(3,599,463)

Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	19,888,476	34,578,561	33,387,358
Common stocks	131,682	726,484	978,862
Preferred stocks	439,153	932,541	608,569
Mortgage loans	1,146,455	1,896,250	2,423,007
Real estate and properties held for sale	49,453	5,581	31,551
Other invested assets	2,592,998	911,357	552,952
Receivable for securities	18,350	131,606	33,481
Miscellaneous proceeds	61,311	40,327	94,603

Total investment proceeds	24,327,878	39,222,707	38,110,383

Costs of investments acquired:
Bonds	(20,038,864)	(29,668,399)	(30,178,332)
Common stocks	(440,692)	(375,028)	(1,353,249)
Preferred stocks	(355,870)	(339,964)	(720,969)
Mortgage loans	(398,019)	(2,394,881)	(2,264,712)
Real estate and properties held for sale	(11,405)	(7,152)	(14,291)
Other invested assets	(1,819,475)	(1,223,973)	(1,268,838)
Payable for securities	(131,194)	(115,668)	(101,357)
Miscellaneous applications	(278,394)	(8,050)	(284)

Total cost of investments acquired	(23,473,913)	(34,133,115)	(35,902,032)
Net (increase) decrease in policy loans	(41,733)	30,836	(10,114)

Net cost of investments acquired	(23,515,646)	(34,102,279)	(35,912,146)

Net cash provided by investing activities	812,232	5,120,428	2,198,237

Transamerica Life Insurance Company
Statements of Cash Flow — Statutory Basis (continued)
(Dollars in Thousands)

	Year Ended December 31
	2008	2007	2006
		Restated	Restated
Financing and miscellaneous activities
Net borrowed funds received (returned)	$—	$(824,011)	$813,674
Net withdrawals on deposit-type contract funds and other liabilities without life or disability contingencies	(735,535)	(149,112)	(54,628)
Funds held under reinsurance treaties with unauthorized reinsurers	4,819,583	1,117,443	3,404,366
Dividends paid to stockholders	(316,438)	(381,600)	(96,656)
Repurchase of surplus notes	—	—	(775,000)
Repurchase of preferred stock	—	(573,400)	(58,000)
Return of capital	—	(270,000)	—
Capital distribution	507,239	—	145,000
Other cash used	(1,282,126)	(66,449)	(635,028)

Net cash provided by (used in) financing and miscellaneous activities	2,992,723	(1,147,129)	2,743,728

Net increase (decrease) in cash, cash equivalents and short-term investments	1,505,582	(550,059)	1,342,502

Cash, cash equivalents and short-term investments:
Beginning of year	1,852,686	2,402,745	1,060,243

End of year	$3,358,268	$1,852,686	$2,402,745

Supplemental disclosure of cash flow information for non-cash transactions:
Dividend paid in non-affiliated stock	$—	$—	$27,215

See accompanying notes.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)
December 31, 2008
1. Organization and Summary of Significant Accounting Policies
Transamerica Life Insurance Company (the Company) is a stock life insurance company owned by Transamerica Corporation (74.01% of preferred shares), AEGON USA, LLC, formerly known as AEGON USA, Inc. (25.99% of preferred shares), and Transamerica International Holdings, Inc. (100% of common shares). Prior to the mergers, discussed below, the Company was owned by AEGON USA, LLC (100% of preferred shares) and Transamerica Occidental Life Insurance Company (100% of common shares). Transamerica Corporation (Transamerica), AEGON USA, LLC (AEGON), Transamerica International Holdings, Inc. (TIHI) and Transamerica Occidental Life Insurance Company (TOLIC) are indirect wholly-owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands.
On October 1, 2008, the Company completed a merger with TOLIC, which was directly owned by TIHI (100% of common shares) and Transamerica (100% of preferred shares). On October 2, 2008, the Company completed a merger with Life Investors Insurance Company of America (LIICA), which was wholly owned by AEGON. The mergers were accounted for in accordance with Statement of Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as statutory mergers. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities and surplus of TOLIC and LIICA were carried forward to the merged company. As a result of the merger, TOLIC and LIICA’s common and preferred stock were deemed cancelled by operation of law and the outstanding common shares of the Company, on the date of the merger, were retired and considered authorized but unissued stock of the merged entity.
In exchange for its agreement to merge TOLIC into the Company, TIHI received common stock of the Company equal in value to the common stock of TOLIC deemed cancelled by the merger and Transamerica received Series B preferred stock of the Company equal in value to the Series B preferred stock of TOLIC deemed cancelled by the merger.
Specifically, TIHI received 676,190 shares of the Company’s common shares, and Transamerica received 86,590 shares of the Company’s Series B preferred shares. In exchange for its agreement to merge LIICA into the Company, AEGON received common stock of TIHI equal in value to the common stock of LIICA deemed cancelled by the merger. Specifically, AEGON received 18 shares of TIHI’s common shares.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Summarized unaudited financial information for the Company, TOLIC and LIICA presented separately for periods prior to the merger is as follows:

	Nine Months
	Ended	Year Ended	Year Ended
	September 30	December 31	December 31
	2008	2007	2006
	Unaudited
Revenue:
Company	$6,974,936	$9,883,193	$9,106,419
TOLIC	3,418,805	3,562,107	3,991,889
LIICA	867,133	1,973,046	1,075,265
Merger elimination	(3,817)	(4,986)	(4,856)

As restated	$11,257,057	$15,413,360	$14,168,717

Net income (loss):
Company	$158,642	$270,778	$332,398
TOLIC	328,929	(97,986)	(461,337)
LIICA	87,079	119,132	102,083
Merger elimination	183	—	—

As restated	$574,833	$291,924	$(26,856)

	September 30	December 31	December 31
	2008	2007	2006
	Unaudited
Revenue:
Company	$68,617,798	$73,509,105	$73,929,535
TOLIC	29,867,249	31,011,958	30,344,061
LIICA	9,663,656	10,027,950	10,306,217
Merger elimination	(1,764,723)	(1,943,432)	(1,492,498)

As restated	$106,383,980	$112,605,581	$113,087,315

Liabilities:
Company	$66,643,109	$71,519,356	$71,886,757
TOLIC	26,538,934	27,414,020	27,451,913
LIICA	9,202,479	9,605,476	9,672,325
Merger elimination	(106,449)	(275,126)	(342,221)

As restated	$102,278,073	$108,263,726	$108,668,774

Capital and surplus:
Company	$1,974,690	$1,989,749	$2,042,778
TOLIC	3,328,315	3,597,938	2,892,148
LIICA	461,176	422,474	633,892
Merger elimination	(1,658,274)	(1,668,306)	(1,150,277)

As restated	$4,105,907	$4,341,855	$4,418,541

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Nature of Business
The Company sells individual non-participating whole life, endowment and term contracts, structured settlements, pension products and reinsurance, as well as a broad line of single fixed and flexible premium annuity products, guaranteed interest contracts and funding agreements. In addition, the Company offers group life, universal life, credit life, and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico and US Virgin Islands. Sales of the Company’s products are primarily through a network of agents, brokers and financial institutions.
Basis of Presentation
The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.
The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:
Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income for those designated as available-for-sale.  Prior to 2008, fair value for statutory purposes was based on the price published by the Securities Valuation Office of the NAIC (SVO), if available, whereas fair value for GAAP was based on indexes, third party pricing services, brokers, external fund managers and internal models. In 2008, the NAIC adopted regulation allowing insurance companies to report the fair value determined by the SVO or determine the fair value by using a permitted valuation method. Therefore, effective December 31, 2008, fair value for statutory purposes was reported or determined using the following pricing sources: indexes, third party pricing services, brokers, external fund managers and internal models.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Under GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g. CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.
Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of capital and surplus rather than to income as required for fair value hedges.
Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with changes in fair value reported in income.
Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Valuation allowances for mortgage loans are established, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.
The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.
Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the income statement on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.
The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.
Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.
Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.
Separate Accounts with Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual (NAIC SAP), are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that those assets are not impaired.
Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and guaranteed interest in group annuity contracts are recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.
Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.
Reinsurance: Any reinsurance balance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.
Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or ten percent of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are nonadmitted. Deferred income taxes do not include amounts for state taxes. Under GAAP, state income taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years, and a valuation allowance is established for deferred income tax assets not expected to be realizable. During 2008, the Company obtained permission from the state of Iowa to compute deferred income taxes using a permitted practice, which is discussed in detail in Note 2 – Prescribed and Permitted Statutory Accounting Practices.
Goodwill: Goodwill is admitted subject to an aggregate limitation of ten percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.
Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.
Surplus Notes: Surplus notes are reported as surplus rather than as liabilities as would be required under GAAP.
Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.
Securities Lending Assets and Liabilities: If collateral is restricted and not available for the general use of the Company, an asset and related liability are not recorded on the balance sheet. However, if the collateral is not restricted and is available for general use, the Company is required to record the asset and related liability. Under GAAP, the asset and related liability must be recorded for collateral under the control of the Company, regardless of any restrictions on the collateral.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.
Other significant accounting practices are as follows:
Investments
Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.
Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.
Investments in both affiliated and unaffiliated preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value as determined by the SVO, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Non-redeemable preferred stocks are reported at fair value or lower of cost or fair value as determined by the SVO, and the related net unrealized gains (losses) are reported in unassigned surplus with any adjustment for federal income taxes.
Beginning in 2006, hybrid securities, not classified as debt by the SVO, are reported as preferred stock. Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. Reclassifications of securities from bonds to preferred stock have been made by the Company in the amount of $27,025, $20,524 and $1,909,038 as of December 31, 2008, 2007 and 2006, respectively, due to the SVO identification of such securities. Although the classification has changed, these hybrid securities continue to meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost based upon their NAIC rating.
Common stocks of unaffiliated companies, which includes shares of mutual funds, are reported at fair value as determined by the SVO, and the related net unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Common stocks of affiliated insurance subsidiaries are reported based on underlying statutory equity plus the admitted portion of goodwill. Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity and the net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses, reported in unassigned surplus along with any adjustment for federal income taxes.
The Company is restricted to trading Primus Guaranty, Ltd (Primus) and ACA Capital Holdings, Inc. (ACA), both common stock holdings, due to its ownership interest, which would require special securities filings prior to executing any purchase or sale transactions in regard to these securities. The carrying amount in Primus, which is carried at fair value, as of December 31, 2008 and 2007 was $6,364 and $39,134, respectively. The carrying amount in ACA, which is carried at fair value, as of December 31, 2008 and 2007 was $27 and $629, respectively.
Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.
Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other than temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.
Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is computed principally by the straight-line method over the estimated useful lives of the properties.
Policy loans are reported at unpaid principal balances.
The Company has minority ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee. The Company recognized impairment write-downs for its investments in joint ventures and limited partnerships of $42,829, $4,556 and $3,164 for the years ended December 31, 2008, 2007 and 2006, respectively. These write-downs are included in net realized capital gains (losses) within the statement of operations.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.
Other “admitted assets” are valued principally at cost, as required or permitted by Iowa Insurance Laws.
Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.
Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2008 and 2007, the Company excluded investment income due and accrued of $182 and $1,347, respectively, with respect to such practices.
The carrying amounts of all investments are reviewed on an ongoing basis for deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying amount of the investment is reduced to its fair value and a specific writedown is taken. Such reductions in carrying amount are recognized as realized losses on investments.
For dollar reverse repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Derivative Instruments
Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.
The Company may hold foreign denominated assets or liabilities and cross currency swaps are utilized to convert the asset or liability to a US denominated security. Cross currency swap agreements are contracts to exchange two principal amounts of two currencies at the prevailing exchange rate at inception of the contract. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually and the terms of the swap must meet the terms of the hedged instrument. For cross currency swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.
The Company may issue foreign denominated assets or liabilities and use forward rate agreements to hedge foreign currency risk associated with these products. These forward agreements are marked to fair value based on the current forward rate on the financial statements, and cash payments and/or receipts are recognized as realized gain or losses.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
The Company issues products providing the customer a return based on the S&P 500 and NASDAQ 1000 indices. The Company uses S&P 500 and NASDAQ 1000 futures and/or options to hedge the liability option risk associated with these products. Futures are marked to market on a daily basis and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements. Options are marked to fair value in the balance sheet and fair value adjustments are recorded in unassigned surplus.
Capped floating rate commercial mortgage loans and interest rate caps that are designated as hedges and meet hedge accounting rules are carried at amortized cost in the financial statements. A gain or loss upon early termination would be reflected in the IMR similar to the underlying instrument.
For forecasted hedge transactions, the deferred gain (loss) is recognized in income as the purchased asset affects income. If the derivative is no longer effective at achieving the desired risk management objective or if the forecasted transaction is no longer probable, hedge accounting will cease and the forward-starting swap will be marked to fair value through unassigned surplus.
The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income for forward-starting interest rate swaps begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.
A replication transaction is a derivative transaction, generally a credit default swap, entered into in conjunction with a cash instrument that is used to reproduce the investment characteristics of an otherwise permissible investment. For replication transactions, generally a premium is received by the Company on a periodic basis and recognized in investment income as earned. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
The carrying value of derivative instruments is reflected in either the other invested assets or the other liabilities line within the balance sheets, depending upon the net balance of the derivatives as of the end of the reporting period. As of December 31, 2008, derivatives in the amount of $164,217 were recognized as an asset within the financial statements. As of December 31, 2007, derivatives in the amount of $214,737 were recognized as a liability within the financial statements.
Separate Accounts
Separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with fair value changes are borne by the policyholder. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments.
Certain other separate accounts held by the Company provide a minimum guaranteed return of 3% of the average investment balance to policyholders. The assets consist of long-term bonds and short-term investments which are carried at amortized cost.
Assets held in trust for purchases of variable universal life and annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at fair value. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with market value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist. The Company received variable contract premiums of $4,182,626, $5,690,724 and $4,923,547 in 2008, 2007 and 2006, respectively. In addition, the Company received $399,445, $439,852 and $392,498 in 2008, 2007 and 2006, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.
Aggregate Reserves for Policies and Contracts
Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.
The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the month of death.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.
Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.
Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.00 to 11.50 percent and mortality rates, where appropriate, from a variety of tables.
Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement options, on a change in fund basis, according to the Commissioners’ Annuity Reserve Valuation Method.
Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.
Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined primarily by formula.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
During 2008, the Company’s reserves decreased by $35,039 due to various changes in valuation basis. A decrease in reserves of $36,442 resulted from various valuation system upgrades or enhancements, the largest of which was the Prophet conversion. During 2008, the Company updated the valuation process which included conversion to the Prophet valuation system, subject to existing contractual mirror reserving requirements. Previously, reserves were determined by applying client reported data, with a one quarter of a year lag, against current in force volumes. The new method calculates the reserves directly (using Prophet) based on the current in force. The change in valuation process resulted in a decrease in reserves in the amount of $30,022, with a corresponding decrease in deferred premiums of $17,488. The change in reserves has been credited directly to unassigned surplus. A decrease in reserves of $23,967 represents a change in assumptions regarding the policyholder’s election to exercise the Supplementary Retirement Income Option rider attached to certain Universal Life policies. A decrease in reserves of $28,921 represents a change in valuation interest rates from those required under California insurance law to those allowed under Iowa insurance law due to the merger of TOLIC into TLIC. Also during 2008, the Company updated assumptions and made enhancements to valuation methodology related to its accident and health reserves. These changes resulted in a partially offsetting increase in accident and health reserves of $54,291.
Policy and Contract Claim Reserves
Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.
Liability for Deposit-Type Contracts
Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the statement of operations.
The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts Inforce.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Municipal Reverse Repurchase Agreements
Municipal reverse repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated interest on the contract.
The Company enters into municipal reverse repurchase agreements for which it requires a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.
Premiums and Annuity Considerations
Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.
Claims and Claim Adjustment Expense
Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2008 and 2007 was $22,199 and $20,944, respectively.
The Company incurred $9,247 and paid $7,992 of claim adjustment expenses during 2008, of which $5,336 of the paid amount was attributable to insured or covered events of prior years.
Reinsurance
Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and are amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
Stock Option Plan and Stock Appreciation Rights Plans
Prior to 2002 and in 2005 through 2008, AEGON N.V. sponsored a stock option plan for eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus.
The Company’s employees participate in various stock appreciation rights (SAR) plans issued by the Company’s indirect parent. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company’s employees has been charged to the Company, with an offsetting amount credited to paid-in surplus. The Company recorded a (benefit) expense of $(14,618), $(7,567) and $1,508 for the years ended December 31, 2008, 2007 and 2006, respectively. In addition, the Company recorded an adjustment to paid-in surplus for the income tax effect related to these plans over and above the amount reflected in the statement of operations in the amount of $75, $2,055 and $945, for years ended December 31, 2008, 2007 and 2006, respectively.
Recent Accounting Pronouncements
In November 2008, the NAIC issued SSAP No. 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments. This statement establishes statutory accounting principles for impairment analysis and subsequent valuation of loan-backed and structured securities. Prior to SSAP No. 98, loan-backed and structured securities were evaluated for impairment based upon undiscounted cash flows in accordance with SSAP No. 43, Loan-backed and Structured Securities. SSAP No. 98 requires the use of the present value of the anticipated future cash flows for this purpose. This will result in increased other-than-temporary impairments (OTTI) for certain loan-backed and structured settlement securities. The Company expects to adopt SSAP No. 98 for the period ending September 30, 2009. The adoption of this statement shall be accounted for prospectively, and therefore there was no impact to the Company’s financials at December 31, 2008. The impact to the Company’s financials upon adoption has not yet been determined.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
1. Organization and Summary of Significant Accounting Policies (continued)
In September 2008, the NAIC issued SSAP No. 99, Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment. This statement establishes the statutory accounting principles for the treatment of premium or discount applicable to certain securities subsequent to the recognition of an OTTI. Prior to SSAP No. 99, the Company’s investments in OTTI were reported in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities, SSAP No. 32, Investments in Preferred Stock and SSAP No. 43, Loan-backed and Structured Securities. The Company adopted SSAP No. 99 on January 1, 2009. The adoption of this statement shall be accounted for prospectively and therefore there was no impact to the Company’s financials at adoption.
Reclassifications
Certain reclassifications have been made to the 2007 and 2006 financial statements to conform to the 2008 presentation.
2. Prescribed and Permitted Statutory Accounting Practices
The Insurance Division, Department of Commerce, of the State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Iowa Insurance Law.
The NAIC’s Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Iowa. The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to reserve credits with respect to secondary guarantee reinsurance treaties. As prescribed by Iowa Administrative Code 191-17.3(2), the Commissioner found that the Company is entitled to take reserve credit for such a reinsurance contract in the amount equal to the portion of total reserves attributable to the secondary guarantee, whereas this type of reinsurance does not meet the specific requirements of SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance and Appendix A-791 of the NAIC SAP.
The Company, with explicit permission from the State of Iowa Deputy Commissioner of Insurance, records the value of its wholly owned foreign life subsidiary, Transamerica Life (Bermuda), Ltd. (TLB), based upon audited statutory equity rather than audited U.S. GAAP equity adjusted to a statutory basis of accounting, utilizing adjustments as outlined in SSAP No. 97 — Investments in Subsidiary, Controlled and Affiliated Entities, a replacement of SSAP No. 88, paragraph 9.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
2. Prescribed and Permitted Statutory Accounting Practices (continued)
The Company has received written approval from the Iowa Insurance Division to determine the admitted amount of deferred income tax assets pursuant to Iowa Bulletin 09-01. Bulletin 09-01 increases the realization period for purposes of determining the admissibility of deferred tax assets in accordance with the requirements of SSAP No. 10 — Income Taxes, Paragraph 10(b)(i) from one year to three years from the balance sheet date and expands the limit on net deferred tax assets for Paragraph 10(b)(ii) from 10% of adjusted capital and surplus to 15%.
A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:

	2008	2007	2006
		Restated	Restated
Net income (loss), State of Iowa basis	$(621,514)	$291,924	$(26,856)
State prescribed practice for secondary guarantee reinsurance	—	—	—
State permitted practice for valuation of foreign life subsidiary	—	—	—

Net income (loss), NAIC SAP	$(621,514)	$291,924	$(26,856)

Statutory surplus, State of Iowa basis	$4,838,475	$4,341,855	$4,418,541
State prescribed practice for secondary guarantee reinsurance	(2,349,638)	(2,099,290)	(1,239,657)
State permitted practice for valuation of wholly-owned foreign life subsidiary	(124,668)	(16,158)	614
State permitted practice for deferred tax asset	(380,358)	—	—

Statutory surplus, NAIC SAP	$1,983,811	$2,226,407	$3,179,498

3. Accounting Changes and Correction of Errors
During 2008, the Company obtained approval from the Insurance Division, Department of Commerce, of the State of Iowa to calculate the reserves related to synthetic guaranteed investment contracts (synthetic GICs) utilizing a discount rate corresponding to the corporate bond AA credit curve, versus 105% of the Treasury spot-rate curve, which was utilized in previous years. The difference in the reserves held under the reserve methodology utilized at December 31, 2008 versus previous years’ methodology is a decrease in reserves of approximately $89,002.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
3. Accounting Changes and Correction of Errors (continued)
Effective January 1, 2008, the Company modified the way it records interest on income taxes. Prior to January 1, 2008, interest on income taxes was included as a net amount (after federal tax benefit) within federal and foreign income taxes recoverable. Effective January 1, 2008, the gross amount of interest was included in taxes, licenses, and fees due and accrued, which is part of other liabilities, and the related deferred tax asset was included in net deferred income tax asset. The Company reported an increase in unassigned surplus of $969 related to the change in deferred income tax asset, with an offsetting decrease to unassigned surplus as a correction of interest on taxes on January 1, 2008, resulting in no impact to unassigned surplus.
Effective January 1, 2006, the Company adopted SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments. This statement established statutory accounting principles for investments in federal and certain state sponsored LIHTC properties. SSAP No. 93 states that LIHTC investments shall be initially recorded at cost and amortized based on the proportion of tax benefits received in the current year to the total estimated tax benefits to be allocated to the investor. Prior to 2006, the Company’s investments in LIHTC investments were reported in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies and SSAP No. 88, Investments in Subsidiary, Controlled and Affiliated Entities and carried at audited GAAP equity. The cumulative effect is the difference between the audited GAAP equity amount at December 31, 2005 and the amortized cost assuming the new accounting principles had been applied retroactively for prior periods. As a result of the change, the Company reported a cumulative effect of a change of accounting principle that reduced unassigned surplus by $7,489 at January 1, 2006.
During 2007, the Company discovered the cash surrender value used in the calculation of statutory reserves for a specific product did not reflect the three percent guarantee that is a part of the strategy option. As a result, the reserve balance was understated by $45,055 as of and for the year ended 2006. The 2007 financial statements reflect an increase in reserves on the balance sheet with an offset to unassigned surplus to correct this error.
During 2006, the Company discovered that the IMR incorrectly included interest-related realized gains and losses associated with specific assets supporting a block of business in which the policyholders were being credited the daily return on such investments. As a result, the IMR balance was overstated by $20,480 as of and for the year ended 2005. The 2006 financials reflect a reduction in the IMR balance with an offset to unassigned surplus to correct this error.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
4. Fair Values of Financial Instruments
The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:
Cash, Cash Equivalents and Short-term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.
Bonds and Preferred Stocks: Prior to 2008, fair values for bonds and preferred stocks were based on the price published by the SVO, if available. In 2008, the NAIC adopted regulation allowing insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. Therefore, effective December 31, 2008, fair value for statutory purposes was reported or determined using the following pricing sources: indexes, third party pricing services, brokers, external fund managers and internal models.
For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.
Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.
Policy Loans: The fair value of policy loans is assumed to equal their carrying amount.
Derivative Financial Instruments: The estimated fair values of interest rate caps and options are based upon the latest quoted market price at the balance sheet date. The estimated fair values of swaps, including interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The carrying amount of these items is included in the liability section of the balance sheet.
Credit Default Swaps: The estimated fair value of credit default swaps are based upon the pricing differential as of the balance sheet date for similar swap agreements.
Investment Contract Liabilities: Fair values for the Company’s liabilities under investment-type contracts, which include GICs and funding agreements, are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
4. Fair Values of Financial Instruments (continued)
Receivable From/Payable to Parents, Subsidiaries and Affiliates: The carrying value of receivable from/payable to affiliates approximates their fair value.
Surplus Notes: Fair values for surplus notes are estimated using discounted cash flow analysis based on the Company’s current incremental borrowing rate for similar types of borrowing arrangements.
Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices. The fair value of separate account annuity liabilities approximate the market value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.
Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
4. Fair Values of Financial Instruments (continued)
The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

		December 31
	2008		2007
	Carrying		Carrying
	Amount	Fair Value	Amount	Fair Value
Admitted assets
Cash, cash equivalents and short-term investments, other than affiliates	$1,428,385	$1,428,385	$517,386	$517,386
Short-term notes receivab le from affiliates	1,929,883	1,929,883	1,335,300	1,335,300
Bonds, other than affiliates	51,190,872	43,538,899	51,170,594	51,048,419
Preferred stocks, other than affiliates	1,817,213	1,044,049	2,018,837	1,900,171
Common stocks, other than affiliates	340,730	340,730	356,938	356,938
Mortgage loans on real estate, other than affiliates	10,795,426	10,101,872	11,627,501	11,699,880
Policy loans	732,588	732,588	690,855	690,855
Floors , caps, options, and swaptions	3,667	3,667	5,447	5,447
Interest rate and currency swaps and FDAs	160,550	1,274,394	(220,184)	(296,852)
Credit default swaps	—	466,244	—	530,531
Receivable from parent, subsidiaries and affiliates	217,479	217,479	281,636	281,636
Separate account assets	27,404,629	27,404,629	36,041,715	36,041,715

Liabilities
Investment contract l iabilities	33,602,549	33,333,068	38,573,012	39,152,674
Deposit-type contracts	13,945,417	13,945,417	15,334,519	153,334,519
Payable to parent, subsidiaries and affiliates	244,864	244,864	340,990	340,990
Separate account annuity liabilities	18,325,613	18,508,526	27,010,094	27,010,476
Surplus notes	150,000	125,099	150,000	146,862
Included in the Company’s financial statements are certain investment-related financial instruments that are carried at fair value on a recurring basis. The Company also holds other financial instruments that are measured at fair value on a non-recurring basis; including impaired financial instruments, such as bonds and preferred stock that are carried at the lower of cost or market. Under Statutory Accounting practice, the Company calculates the fair value of affiliated common stock based on the equity method of accounting; as such, it is not included in the following fair value measurement disclosure.
The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
4. Fair Values of Financial Instruments (continued)
Fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model or input employed.
The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by Statement of Financial Accounting Standards (SFAS) No. 157, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:
a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
4. Fair Values of Financial Instruments (continued)
Financial assets and liabilities measured at fair value on a recurring basis
The following table provides information as of December 31, 2008 about the Company’s financial assets and liabilities measured at fair value on a recurring basis.

			2008
			Level 1	Level 2	Level 3	Total
Assets:
Equity securities			$—	$45,179	$295,552	$340,731
Short-term investments	( a	)	—	1,112,498	42,444	1,154,942
Derivative assets			—	219,750	—	219,750
Separate Account assets	( b	)	27,404,629	—	—	27,404,629

Total assets			$27,404,629	$1,377,427	$337,996	$29,120,052

Liabilities:
Derivative liabilities			$—	$43,122	$—	$43,122

Total liabilities			$—	$43,122	$—	$43,122

(a) Short-term investments are carried at amortized cost; which approximates fair value. (b) Separate Accounts assets are carried at the net asset value provided by the fund managers.
Changes in Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis
The following table summarizes the changes in assets and liabilities classified in Level 3 for 2008.

	Equity	Short-term
	Securities	Investments	Total

Balance at January 1, 2008	$226,281	$46,778	$273,059
Change in realized gains/losses included in net income	(500)	—	(500)
Change in unrealized gains/losses included in surplus	(6,782)	(284)	(7,066)
Net purchases (sales)	76,553	(4,050)	72,503

Balance at December 31, 2008	$295,552	$42,444	$337,996

Total gains/losses included in income attributable to instruments held at the reporting date	$(500)	$—	$(500)

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
4. Fair Values of Financial Instruments (continued)
Assets measured at fair value on a non-recurring basis
During 2008, the Company reported the following financial instruments at fair value on a non-recurring basis.

					Total
	December 31,				Gains
Description	2008	Level 1	Level 2	Level 3	(Losses)

Fixed maturities	$180,844	—	$137,270	$43,574	$(207,538)
Derivative liabilities	6,563	—	6,462	101	—
Level 2 — Financial Assets and Liabilities
Fair values of securities reported in this category are largely provided by independent pricing services, or are calculated by the Company using a matrix pricing model. Where independent pricing services provide fair values, the Company has obtained an understanding of the methods, models and inputs used in pricing, and have controls in place to validate that amounts provided represent current fair values.
Fixed maturities and equity securities that have been impaired, but are not being reported at an NAIC 6 rating are reported as non-recurring.
Derivative assets and liabilities may not always be measured at fair value due to hedge accounting assessment results. If derivatives meet hedge accounting requirements, they are carried on a basis consistent with the hedged item, generally amortized cost.
Level 3 — Financial Assets
The Company classifies certain broker quoted or impaired securities in Level 3. Fair values for the securities classified in Level 3 are at the lower of cost or market value.
In certain circumstances, the Company will obtain non-binding broker quotes from brokers to assist in the determination of fair value. If those quotes can be corroborated by other market observable data, the investment will be classified as Level 2. If not, the investments are classified as Level 3 due to the broker’s valuation process.
Investments, which have a designation of NAIC 6, are considered to be impaired. They are reported at the lower of cost or market, with gains/ (losses) included in net income.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments
Investments in common stocks of affiliated entities were as follows:

	December 31
	2008		2007
		Carrying		Carrying
Affiliate	Cost	Amount	Cost	Amount

Wholly-owned subsidiaries:
LIICA Re II, Inc.	$80,000	$—	$80,000	$—
Life Investors Alliance LLC	13,250	—	13,250	—
Garnet Assurance Corp.	1	—	1	—
AEGON Financial Services Group	20,603	—	20,603	—
GEMINI Investments Inc.	63,623	87,699	63,623	83,826
NEF Investment Company	1,278	—	1,278	—
USA Administration Services	16,161	164	16,161	134
Transamerica Life (Bermuda), Ltd.	349,767	493,589	169,430	267,825
Transamerica Pacific Insurance Company, Ltd.	9,300	8,211	—	—
Asia Investments Holdings, Ltd.	2,114	—	1,164	—

	556,097	589,663	365,510	351,785

Minority-owned subsidiaries:
Transamerica Financial Life Insurance Company (12.6% of issued and outstanding shares)	172,938	75,564	141,438	95,326
Real Estate Alternatives Portfolio 3A Inc. (52.6% and 48.2% of issued and outstanding shares at December 31, 2008 and 2007, respectively)	18,454	19,427	9,037	10,806

	$747,489	$684,654	$515,985	$457,917

Additionally, the Company holds preferred stock of USA Administration Services Inc. with a carrying value of $1,739 at December 31, 2008 and 2007, respectively.
The Company owns 12.6% of the preferred shares of Transamerica Financial Life Insurance Company with a carrying value of $7,162 at December 31, 2008 and 2007, respectively. The cost of the preferred shares is $7,162.
The Company purchased 51.11% of the outstanding preferred shares of Malibu Loan Fund Ltd. during 2006. At December 31, 2008, these shares have no carrying value. At December 31, 2007, the carrying value of these shares was $2,453. The change in carrying value represents an unrealized loss which is recorded to unassigned surplus in the financial statements. The cost of the preferred shares is $2,453 at December 31, 2008 and 2007, respectively.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
The Company owns 100% of the membership interests for two affiliated limited liability companies, Transamerica Pyramid Properties LLC and Transamerica Realty Investment Properties LLC. At December 31, 2008 and 2007, the Company’s carrying value for these two affiliated entities was $175,242 and $181,377, respectively. The investment in these two entities is included in other invested assets in the accompanying balance sheets. Summarized combined balance sheet information for these two companies is as follows:

	December 31
	2008	2007

Real estate	$186,227	$188,403
Other assets	22,169	19,204

Total assets	$208,396	$207,607

	December 31
	2008	2007

Current liabilities	$33,154	$26,230
Total member’s interest	175,242	181,377

Total liabilities and member’s interest	$208,396	$207,607

The carrying amount and estimated fair value of investments in bonds and preferred stock were as follows:

			Gross	Gross
			Unrealized	Unrealized
		Gross	Losses 12	Losses less	Estimated
	Carrying	Unrealized	Months or	Than 12	Fair
	Amount	Gains	More	Months	Value

December 31, 2008
Unaffiliated bonds:
United States Government and agencies	$2,391,630	$242,041	$25,685	$3,381	$2,604,605
State, municipal and other government	1,439,155	41,470	40,490	68,353	1,371,782
Public utilities	3,335,878	65,880	100,061	149,669	3,152,028
Industrial and miscellaneous	27,891,681	503,490	1,714,964	1,380,777	25,299,430
Mortgage and other asset-backed securities	16,132,528	58,887	3,681,337	1,399,024	11,111,054

	51,190,872	911,768	5,562,537	3,001,204	43,538,899
Unaffiliated preferred stocks	1,817,213	2,874	511,919	264,119	1,044,049

	$53,008,085	$914,642	$6,074,456	$3,265,323	$44,582,948

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)

			Gross	Gross
			Unrealized	Unrealized
		Gross	Losses 12	Losses less	Estimated
	Carrying	Unrealized	Months or	Than 12	Fair
	Amount	Gains	More	Months	Value

December 31, 2007
Unaffiliated bonds:
United States Government and agencies	$1,864,525	$55,507	$19,440	$970	$1,899,622
State, municipal and other government	966,624	67,564	13,042	7,946	1,013,200
Public utilities	3,433,528	105,986	28,988	14,066	3,496,460
Industrial and miscellaneous	29,236,229	818,710	277,077	320,560	29,457,302
Mortgage and other asset-backed securities	15,669,688	98,252	136,997	449,108	15,181,835

	51,170,594	1,146,019	475,544	792,650	51,048,419
Unaffiliated preferred stocks	2,018,837	28,910	25,003	122,573	1,900,171

	$53,189,431	$1,174,929	$500,547	$915,223	$52,948,590

The Company held bonds and preferred stock at December 31, 2008 and 2007 with a carrying value of $91,413 and $65,278, respectively, and amortized cost of $200,784 and $80,043, respectively, that have an NAIC rating of 6 and which are not considered to be other than temporarily impaired. These securities are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to unassigned surplus.
At December 31, 2008 and 2007, respectively, for securities that have been in a continuous loss position greater than or equal to twelve months, the Company held 2,063 and 1,534 securities with a carrying value of $20,369,486 and $11,808,338 and an unrealized loss of $6,074,456 and $500,547 with an average price of 70.2 and 95.8 (fair value/amortized cost). Of this portfolio, 87.1% and 95.1% were investment grade with associated unrealized losses of $5,052,946 and $436,911, respectively.
At December 31, 2008 and 2007, respectively, for securities in an unrealized loss position for less than twelve months, the Company held 2,146 and 1,686 securities with a carrying value of $21,045,200 and $18,164,681 and an unrealized loss of $3,265,323 and $915,223 with an average price of 84.5 and 95.0 (fair value/amortized cost). Of this portfolio, 91.2% and 90.9% were investment grade with associated unrealized losses of $2,755,389 and $772,250, respectively.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
The estimated fair value of bonds and preferred stocks with gross unrealized losses at December 31, 2008 and 2007 is as follows:

	Losses 12	Losses Less
	Months or	Than 12
	More	Months	Total

December 31, 2008
Unaffiliated bonds:
United States Government and agencies	$472,534	$456,921	$929,455
State, municipal and other government	165,344	609,765	775,109
Public utilities	610,208	1,571,687	2,181,895
Industrial and miscellaneous	7,270,365	10,469,519	17,739,884
Mortgage and other asset-backed securities	5,190,868	4,271,338	9,462,206

	13,709,319	17,379,230	31,088,549
Unaffiliated preferred stocks	585,711	400,648	986,359

	$14,295,030	$17,779,878	$32,074,908

	Losses 12	Losses Less
	Months or	Than 12
	More	Months	Total

December 31, 2007
Unaffiliated bonds:
United States Government and agencies	$574,408	$116,114	$690,522
State, municipal and other government	111,908	150,842	262,750
Public utilities	765,794	607,477	1,373,271
Industrial and miscellaneous	6,328,971	8,009,027	14,337,998
Mortgage and other asset-backed securities	3,232,151	7,369,970	10,602,121

	11,013,232	16,253,430	27,266,662
Unaffiliated preferred stocks	294,559	996,028	1,290,587

	$11,307,791	$17,249,458	$28,557,249

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
The carrying amounts and estimated fair values of bonds at December 31, 2008, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

		Estimated
	Carrying	Fair
	Value	Value

Due in one year or less	$1,637,442	$1,628,087
Due after one year through five years	12,940,834	11,955,849
Due after five years through ten years	9,652,840	8,584,458
Due after ten years	10,827,228	10,259,451

	35,058,344	32,427,845
Mortgage and other asset-backed securities	16,132,528	11,111,054

	$51,190,872	$43,538,899

The Company closely monitors below investment grade holdings and those investment grade issuers and industry sectors where the Company has concerns. Securities in unrealized loss positions that are considered other than temporary are written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other than temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; and (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount. Additionally, financial condition, near term prospects of the issuer, nationally recognized credit rating changes and cash flow trends and underlying levels of collateral, for asset-backed securities only, are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
At December 31, 2008 the Company’s banking sector portfolio had a fair value of $3,051,259 and a carrying value of $4,015,366, resulting in a gross unrealized loss of $964,107. The overall exposure to the banking sub-sector in the Company’s portfolio is large, diverse, and consists of 90% investment grade assets. The unrealized losses in the banking sub-sector primarily reflect the size of the holdings, credit spread widening and the market’s concern over the adequacy of liquidity and capital in the banking sector given the deteriorating global economy. With some success, government initiatives were put into place during 2008 in an attempt to encourage lending, including the injection of capital into financial institutions through the US Treasury’s Capital Purchase Program and the establishment of the FDIC Temporary Liquidity Guarantee Program whereby the FDIC guarantees newly issued unsecured debt for participating institutions. However, financial institutions remain vulnerable to ongoing asset write downs, credit losses and weak earning prospects that are associated with a recessionary environment and this is adding pressure to subordinated and longer duration holdings. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2008.
At December 31, 2008 the Company’s basic industry/capital goods sector portfolio had a fair value of $2,733,336 and a carrying value of $3,287,929, resulting in a gross unrealized loss of $554,593. The basic industry and capital goods industries encompass various sub-sectors ranging from aerospace defense to paper and forest products. Building materials continue to be impacted by the slowdown in the US housing market which has been further impacted by declines in consumer spending. Chemicals have been impacted by concerns of a slowing domestic economy, slower global demand, volatility in raw material costs and increasing competition from global competitors. Paper and forest products continue to be under pressure due to higher input costs, lower housing starts and lack of demand for paper related shipping and writing products. Additionally, lack of market liquidity and volatile credit markets have further impacted bond prices. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and recorded insignificant impairments as a result as of December 31, 2008.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
At December 31, 2008 the Company’s communications sector portfolio had a fair value of $1,999,003 and a carrying value of $2,295,387, resulting in a gross unrealized loss of $296,384. The communications sector can be further divided into the media cable, media non-cable, wireless and wirelines sub-sectors. All media companies, but especially newspaper and directory companies, are suffering from a tepid advertising environment related to the weak economy. This has made it difficult for companies to offset declining revenues with sufficient cost cutting initiatives, leading to significantly lower profits. In addition, this space had been a focus for activist shareholders and private equity firms, forcing management to respond by increasing financial leverage, performing consolidations or divesting assets. The net effect of this was a weaker credit profile for many companies just as the market started to slow down. Many companies in the wirelines sector continue to focus on increasing shareholder returns. This has escalated event risk within the sector and caused concern that companies may increase financial leverage. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and recorded insignificant impairments as a result as of December 31, 2008.
At December 31, 2008 the Company’s consumer cyclical sector portfolio had a fair value of $1,568,583 and a carrying value of $1,921,600, resulting in a gross unrealized loss of $353,017. The more significant of these sub-sectors from an unrealized loss perspective are retail, automotive, and gaming.
Retail has been negatively impacted by a consumer pull-back in spending, particularly discretionary purchases, as increased unemployment, a weak housing market, credit market tightening and historically low consumer confidence weighed on the consumer. Margins have also been under increased pressure as many retailers have implemented aggressive promotion activity and increased discounts in an effort to drive store traffic, manage inventories and maintain market share.
The underlying fundamentals driving sales and earnings performance of the automotive industry continue to be pressured as a result of a secular shift away from more profitable sports utility vehicles (SUVs) and pickups towards more fuel-efficient cars and crossovers. In addition, the combination of weak consumer confidence, tighter credit standards and growing unemployment has negatively impacted auto sales.
Fundamentals in the gaming industry have weakened due to increased debt and related interest costs due to leveraged buyout activity and a material reduction in discretionary consumer spending. A deteriorating homebuilding environment and a material drop-off in consumer confidence, coupled with concerns over unemployment are resulting in declining demand. However, in some cases the industry is still increasing the supply of gaming products that were initiated prior to the economic downturn.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
For all of the sub-sectors within the consumer cyclical sector portfolio, the Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2008.
At December 31, 2008 the Company’s consumer non-cyclical sector portfolio had a fair value of $2,654,933 and a carrying value of $2,922,383, resulting in a gross unrealized loss of $267,450. The consumer non-cyclical industry encompasses various sub-sectors ranging from consumer products to supermarkets. The more significant of these sub-sectors from an unrealized loss perspective are food and beverages and consumer products. Food and beverages and consumer products fundamentals have modestly weakened due to higher input costs and the industries’ limited ability to pass along these higher costs to the customer. Also, the price gap between branded products and private label products became more compelling to the consumer in the fourth quarter.
Overall, the sector represents a large portion of the corporate debt market. As a result, the Company’s exposure is large and the gross dollar amount of unrealized losses is also large. The vast majority of the unrealized losses in the consumer non-cyclical sector relate to global macro economic conditions and credit spread widening. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and recorded insignificant impairments as a result as of December 31, 2008.
At December 31, 2008 the Company’s electric utility sector portfolio had a fair value of $2,113,318 and a carrying value of $2,338,162, resulting in a gross unrealized loss of $224,844. The electric utility sector is generally viewed as a defensive sector during weak economic environments. While defensive in nature, there are several issues which present challenges, including growing capital expenditures programs, the possibility of CO2 legislation, a renewed interest in expanding riskier unregulated generation projects, and increasingly uncertain state regulatory environments driven by rising energy prices and a slowing economy. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2008.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
At December 31, 2008 the company’s energy sector portfolio had a fair value of $1,716,185 and a carrying value of $1,996,357, resulting in a gross unrealized loss of $280,172. The energy sector includes independent oil and natural gas exploration and production companies, refiners, integrated energy companies active in both exploration/production and refining, and oil field service companies. For the independent exploration and production companies, underlying long-term fundamentals remain strong in the sector; however, there has been heightened near-term uncertainty given the dramatic decline in commodity prices. The industry has responded by reducing capital expenditures and share buyback programs as they focus on remaining free cash flow positive. Given the low market values currently, consolidation by the larger companies is likely in the sector.
The bonds of the underlying companies have seen price declines consistent with the overall market and concerns over the effect lower commodity prices will have on cash flow. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2008.
At December 31, 2008 the Company’s insurance sector portfolio had a fair value of $971,707 and a carrying value of $1,260,761, resulting in a gross unrealized loss of $289,054. 79% of the securities in the unrealized loss position in the insurance sector are investment grade. These unrealized losses primarily reflect general spread widening on financial services companies (due to broad housing, mortgage market, equity market and economic issues, plus increased liquidity and capital markets concerns that were referenced in the above market backdrop section), compounded in some cases by the structure of the securities (subordination or other structural features and duration). While the sub-sector has some exposure to the US residential mortgage market, the issuers are highly diversified. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2008.
At December 31, 2008 the Company’s natural gas sector portfolio had a fair value of $1,100,552 and a carrying value of $1,268,556, resulting in a gross unrealized loss of $168,004. The natural gas sector includes natural gas pipeline and distribution companies. The underlying fundamentals for pipelines are adversely affected by the decline in commodity prices, weak end user demand, and higher financing costs. Capital expenditures remained at elevated levels as the industry addresses the country’s infrastructure needs. As a result, pipelines will need continued access to the capital markets. The distributors remain well capitalized with increasing focus on reducing exposure to bad debts and weather related volatility. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be materially impaired as of December 31, 2008.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
At December 31, 2008, the Company’s Real Estate Investment Portfolio (REIT) had a fair value of $620,143 and a carrying value of $862,023, resulting in a gross unrealized loss of $241,880. 94% of the securities in this portfolio in an unrealized loss position are investment grade. The unrealized losses in the REIT sub-sector are a result of general spread widening in the commercial mortgage-backed securities (CMBS) market and the REIT unsecured market. Despite real estate values falling and capitalization rates rising, REIT’s operating fundamentals continue to perform at levels sufficient to support their debt structure. However, further fundamental deterioration is expected as unemployment rises, consumer discretionary spending falls, and tenant bankruptcies increase. The majority of REITs have exhibited financial discipline and have focused on maintaining financial flexibility during the difficult financing environment. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2008.
At December 31, 2008 the Company’s asset-backed securities (ABS) Credit Cards portfolio had a fair value of $931,734 and a carrying value of $1,433,625, resulting in a gross unrealized loss of $501,891. Over 98% of the ABS credit card bonds held by the Company are rated investment grade. The unrealized loss in the ABS credit card sector is primarily a function of decreased liquidity and increased credit spreads in the structured finance and financial institution market. While the credit card ABS portfolios with large sub-prime segments may be negatively impacted by the slowing domestic economy and housing market, there has been little rating migration of the bonds held by the Company. The Company’s entire credit card portfolio has been stress tested. Results of these stress tests indicate that while downgrades within the portfolio may occur, all of these securities are projecting payment in full. As the unrealized losses in the ABS Credit Card portfolio relate to holdings where the Company expects to receive full principal and interest, the Company does not consider the underlying investments to be impaired as of December 31, 2008.
At December 31, 2008, the Company’s ABS sub-prime mortgage portfolio had a fair value of $1,131,693 and a carrying value of $1,786,961, resulting in a gross unrealized loss of $655,268. ABS sub-prime mortgage securities are secured by pools of residential mortgage loans primarily those which are categorized as sub-prime.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
Sub-prime mortgages are loans to homebuyers who have weak or impaired credit histories, are loans that are non-conforming or are loans that are second in priority. The Company does not sell or buy sub-prime mortgages directly. The Company’s exposure to sub-prime mortgages is through ABS. These securities are pools of mortgages that have been securitized and offered to investors as ABS, where the mortgages are collateral. Most of the underlying mortgages within the pool have FICO scores below 660 at issuance. Therefore, the ABS has been classified by the Company as a sub-prime mortgage position. Also included in the Company’s total sub-prime mortgage position are ABS with second lien mortgages as collateral. The second lien mortgages may not necessarily have sub-prime FICO scores; however, the Company has included these ABS in its sub-prime position as it’s the second priority in terms of repayment. The Company does not have any “direct” residential mortgages to sub-prime borrowers outside of the ABS structures.
All ABS-housing securities are monitored and reviewed on a monthly basis with detailed cash flow models using the current collateral pool and capital structure on each portfolio quarterly. Model output is generated under base and several stress-case scenarios. ABS-housing asset specialists utilize widely recognized industry modeling software to perform a loan-by-loan, bottom-up approach to modeling. The ABS-housing models incorporate external estimates on property valuations, borrower characteristics, propensity of a borrower to default or prepay and the overall security structure. Defaults were estimated by identifying the loans that are in various delinquency buckets and defaulting a certain percentage of them over the near-term and long-term. Recent payment history, a percentage of on-going delinquency rates and a constant prepayment rate are also incorporated into the model. Once the entire pool is modeled, the results are closely analyzed by the asset specialist to determine whether or not the Company’s particular tranche or holding is at risk for payment interruption. Holdings are impaired to projected cash flows where loss events have taken place (or are projected to take place on structured securities) that would affect future cash flows on the Company’s particular tranche.
Sub-prime holdings fair values have declined as the collateral pools have experienced higher than expected delinquencies and losses, further exacerbated by the impact of declining home values on borrowers using affordability products. Further impacting the unrealized losses is spread widening due to illiquidity as well as increased extension risk due to slower than expected prepayments. Despite the continued decline in the margin of safety on these securities during 2008, cash flow models indicate full recovery of principal and interest for each of the Company’s particular holdings in an unrealized loss position.
For ABS in an unrealized loss position, the Company considers them for impairment when there has been an adverse change in estimated cash flows from the cash flows previously projected at purchase, which is in accordance with SSAP 43, Loan-backed and Structured Securities. The Company recorded impairments of $9,023 in 2008. The Company did not record any impairments in 2007.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
The following table provides the actual cost, carrying amount and fair value by asset class of the Company’s sub-prime mortgage position at December 31, 2008:

	Actual Cost	Carrying Amount	Fair Value

Residential Mortgage Backed Securities	$2,028,111	$1,991,950	$1,344,978
As the remaining unrealized losses in the ABS Housing portfolio relate to holdings where the Company expects to receive full principal and interest, the Company does not consider the underlying investments to be impaired as of December 31, 2008.
At December 31, 2008, the Company’s CMBS portfolio had a fair value of $3,696,568 and a carrying value of $5,170,915 resulting in a gross unrealized loss of $1,474,347. CMBS are securitizations of underlying pools of mortgages on commercial real estate. 99% of the securities in this portfolio in an unrealized loss position are investment grade. The underlying mortgages have varying risk characteristics and are pooled together and sold in different rated tranches. The Company’s CMBS includes conduit, large loan, single borrower, commercial real estate collateral debt obligations (CRE CDOs) and franchise loan receivable trusts.
All CMBS securities are monitored and modeled under base and several stress-case scenarios by asset specialists. For conduit securities, a widely recognized industry modeling software is used to perform a loan-by-loan, bottom-up approach. For non-conduit securities a CMBS asset specialist works closely with the Company’s real estate valuation group to determine underlying asset valuation and risk. Both methodologies incorporate external estimates on the property market, capital markets, property cash flows, and loan structure. Results are then closely analyzed by the asset specialist to determine whether or not a principal or interest loss is expected to occur. If cash flow models indicate a credit event will impact future cash flows, the security is impaired to undiscounted cash flows. As the unrealized losses in the CMBS portfolio relate to holdings where the Company expects to receive full principal and interest, the Company does not consider the underlying investments to be materially impaired as of December 31, 2008.
At December 31, 2008 the Company’s residential mortgage-backed securities (RMBS) sector portfolio had a fair value of $2,311,426 and a carrying value of $4,225,690 resulting in a gross unrealized loss of $1,914,264. RMBS are securitizations of underlying pools of non-commercial mortgages on real estate. The underlying residential mortgages have varying credit ratings and are pooled together and sold in tranches. The Company’s RMBS includes collateralized mortgage obligations (CMOs), government sponsored enterprise (GSE) guaranteed pass-throughs, whole loan pass-throughs, Alt-A MBS and negative amortization MBS.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
RMBS securities are monitored and modeled under base and several stress-case scenarios by asset specialists using widely recognized industry modeling software to perform a loan-by-loan, bottom-up approach to modeling. 89% of the securities in the RMBS portfolio in an unrealized loss position were investment grade. RMBS models incorporate external loan-level analytics to identify the riskiest securities. The results from the models are then closely analyzed by the asset specialist to determine whether or not a principal or interest loss is expected to occur. If cash flow models indicate a credit event will impact future cash flows, the security is impaired to undiscounted cash flows. The combination of low floating-rate reset margins, slow prepayment speeds, severe illiquidity in the market for near-prime securities, and the unprecedented level of mortgage-related credit spread widening have pushed the overall market value as a percent of book on those RMBS bonds in an unrealized loss position to 55%. As the unrealized losses in the RMBS portfolio relate to holdings where the Company expects to receive full principal and interest, the Company does not consider the underlying investments to be impaired as of December 31, 2008.
Detail of net investment income (loss) is presented below:

	Year Ended December 31
	2008	2007	2006
Bonds	$2,993,726	$3,247,176	$3,420,057
Preferred stocks	118,882	147,440	155,543
Common stocks	46,168	36,244	9,789
Mortgage loans on real estate	690,904	756,200	746,653
Real estate	21,328	22,332	21,360
Policy loans	46,017	46,850	46,736
Cash, cash equivalents and short-term investments	85,436	113,572	41,227
Derivatives	(9,236)	2,244	(30,712)
Other invested assets	28,504	32,569	46,353
Other	32,638	14,130	49,179

Gross investment income	4,054,367	4,418,757	4,506,185
Less investment expenses	(167,517)	(206,434)	(226,331)

Net investment income	$3,886,850	$4,212,323	$4,279,854

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
Proceeds from sales of bonds and preferred stock and related gross realized capital gains and losses were as follows:

	Year Ended December 31
	2008	2007	2006
Proceeds	$18,754,495	$33,516,007	$34,592,243

Gross realized gains	$362,022	$570,114	$369,889
Gross realized losses	(808,137)	(344,712)	(395,173)

Net realized capital gains (losses)	$(446,115)	$225,402	$(25,284)

Gross realized losses for the years ended December 31, 2008, 2007 and 2006 include $367,432, $70,724 and $46,517, respectively, which relate to losses recognized on other than temporary declines in the fair values of bonds and preferred stocks.
Net realized capital gains (losses) on investments are summarized below:

	Realized
	Year Ended December 31
	2008	2007	2006
Bonds	$(324,506)	$205,396	$(65,329)
Preferred stocks	(120,940)	32,322	40,045
Common stocks	(65,018)	115,631	7,864
Mortgage loans on real estate	(7,074)	1,697	(4,620)
Real estate	17,781	96	11,659
Cash, cash equivalents and short-term investments	(13,767)	(7,906)	(5)
Derivatives	54,650	(10,099)	15,707
Other invested assets	654,443	284,195	181,211

	195,569	621,332	186,532
Federal income tax effect	119,219	(244,354)	(72,407)
Transfer to (from) interest maintenance reserve	51,433	(63,179)	35,262

Net realized capital gains (losses) on investments	$366,221	$313,799	$149,387

At December 31, 2008 and 2007, the Company had recorded investments in restructured securities of $13,157 and $2,248, respectively. The capital gains (losses) taken as a direct result of restructures in 2008, 2007 and 2006 were $1,905, $(713) and $9,001, respectively. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
Gross unrealized gains and gross unrealized losses on common stock of unaffiliated entities are as follows:

	December 31
	2008	2007
Unrealized gains	$5,116	$42,129
Unrealized losses	(11,770)	(20,080)

Net unrealized gains (losses)	$(6,654)	$22,049

The changes in net unrealized capital gains and losses on investments were as follows:

	Change in Unrealized
	Year Ended December 31
	2008	2007	2006
Bonds	$(226,573)	$66,449	$39,588
Preferred stocks	(22,844)	17,321	45,542
Common stocks	(28,695)	(42,192)	1,053
Affiliated Entities	(7,222)	557,585	251,515
Derivatives	382,983	(36,994)	(75,618)
Other invested assets	(900,944)	321,216	60,622

Change in unrealized capital gains/losses	$(803,295)	$883,385	$322,702

During 2008, the Company issued mortgage loans with interest rates ranging from 3.26% to 13.00% for commercial loans and 4.82% to 8.64% for agricultural loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 98%. Mortgage loans with a carrying amount of $7,351 were non-income producing for the previous 180 days. Accrued interest of $346 and $3 related to these mortgage loans was excluded from investment income at December 31, 2008 and 2007, respectively. The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.
At December 31, 2008, the Company held $28,709 in impaired loans with related allowance and credit losses of $11,924. At December 31, 2007 the Company did not hold any impaired loans with a related allowance for credit losses. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2008 and 2007, respectively. The average recorded investment in impaired loans during 2008 was $9,788.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. At December 31, 2008, the Company recognized $1,374 of interest income on impaired loans. Interest income of $1,570 was recognized on a cash basis for the year ended December 31, 2008. The Company did not recognize any interest income on impaired loans or any interest income on a cash basis for the years ended December 31, 2007 or 2006.
At December 31, 2008 and 2007, the Company held a mortgage loan loss reserve in the AVR of $361,121 and $277,265, respectively.
The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2008	2007		2008	2007
South Atlantic	24%	24%	Office	31%	31%
Pacific	23	22	Apartment	20	19
Mountain	14	14	Retail	19	18
Middle Atlantic	14	13	Industrial	19	20
E. North Central	10	11	Other	6	7
W. North Central	5	5	Agricultural	5	5
W. South Central	4	5
E. South Central	4	4
New England	2	2
At December 31, 2008, 2007 and 2006, there were no investments in loans for which an impairment has been recognized in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2008, 2007 and 2006 related to such restructurings. There were no commitments to lend additional funds to debtors owing receivables at December 31, 2008, 2007 or 2006.
At December 31, 2008, the Company had ownership interests in 58 LIHTC properties. The remaining years of unexpired tax credits ranged from 1 to 12 and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from 1 to 15 years. The amount of contingent equity commitments expected to be paid during the years 2009 to 2019 is $13,387. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
At December 31, 2008, the Company recorded an impairment of $42,829 for its investment in Zero Beta Fund, LLC. The impairment was taken because there is an intent to sell some of the underlying investments of the fund before any anticipated recovery in value would occur.
For the year ended December 31, 2007, an impairment of $4,285 was recorded for MP Shoreline Associates, a LIHTC property. The impairment was determined by comparing the current book value to the fair value. The fair value was determined by discounting the anticipated future cash flows. Since the decline in fair value was determined to be other than temporary, the investment in partnership was written down to fair value.
The Company has an investment in Invenergy TN, LLC, a partnership which owns a 27 MW wind generating facility in Anderson County, Tennessee. This investment generates tax credits based on the amount of electricity produced from the wind turbines. Based on the project’s actual performance and a revised wind study, it was determined that the investment will not perform to the levels originally expected. For the year ending December 31, 2007, an impairment of $4,556, respectively, was recorded for the Invenergy TN, LLC partnership. The impairment was determined by comparing the current book value to the fair value as supplied by a third party. The fair value was determined by discounting future cash flows, expected future tax credits and income tax benefits of losses from the investment. Since the decline in fair value was determined to be other than temporary, the investment in the partnership was written down to the fair value amount. No impairment was recorded for the Invenergy TN, LLC partnership at December 31, 2008 or 2006.
The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The Company also uses cross currency swaps to reduce market risk in foreign currencies and to alter exchange exposure arising from mismatches between assets and liabilities. A cash payment is often exchanged at the outset of the swap contract, representing the present value of cash flows of the instrument. A notional currency exchange occurs at the beginning and end of the contract. During the life of the swap, the counterparties exchange fixed or floating interest payments in its swapped currency. All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
An interest rate floor provides for the receipt of payments in the event interest rates fall below the strike rates in the contract. The interest rate floor is designed to generate cash flows to offset the lower cash flows received on assets during low interest rate environments. The Company pays a single premium at the beginning of the contract. These interest rate floors are marked to fair value in the balance sheet and the fair value adjustment is recorded in capital and surplus.
The Company may invest in capped floating rate commercial mortgage loans and use interest rate caps to convert the commercial mortgage loan into a pure floating rate asset in order to meet its overall asset/liability strategy. Interest rate caps provide for the receipt of payments when interest rates rise above the strike rates in the contract. A single premium is paid by the Company at the beginning of the interest rate cap contracts.
The Company replicates investment grade corporate bonds by combining a AAA rated security, as a cash component, with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. Using the swap market to replicate credit quality enables the Company to enhance the relative values while having the ability to execute larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income. At December 31, 2008 and 2007, the Company had replicated assets with a fair value of $466,244 and $530,531 and credit default swaps with a fair value of $(21,375) and $(893), respectively. For the year ended December 31, 2008, the Company recognized $306 in capital losses related to replication transactions. For the years ended December 31, 2007 and 2006, the Company recognized no capital losses related to replication transactions.
The Company issues products providing the customer a return based on the S&P 500 and NASDAQ 1000 indices. The Company uses S&P 500 and NASDAQ 1000 index futures contracts and/or options to hedge the liability option risk associated with these products. Options are marked to fair value in the balance sheet and the fair value adjustment is recorded to unassigned surplus in the financial statements. There were no expenses recognized by the Company for the years ended December 31, 2008, 2007 or 2006 from option contracts.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit ratings. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, the Company is required to post assets instead. At December 31, 2008, the fair value of all contracts, aggregated at a counterparty level, with a positive and a negative fair value amounted to $1,587,898 and $309,837, respectively.
The maximum term over which the Company is hedging its exposure to the variability of future cash flows for forecasted transactions is 23 years. The Company hedges the variability in future cash flows from expected future investment purchases due to changes in interest rates through the use of forward starting interest rate swaps. If the forecasted asset purchase does not occur or is no longer highly probable of occurring, valuation at cost ceases and the forward-starting swap would be valued at its current fair value with fair value adjustments recorded in unassigned surplus. At December 31, 2008 and 2007, none of the Company’s cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. As of December 31, 2008, the Company has accumulated deferred gains in the amount of $126,349 related to the termination of forecasted transactions. It is expected that these gains will be used as basis adjustments on future asset purchases expected to transpire throughout 2026.
Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges; consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
At December 31, 2008 and 2007, the Company’s outstanding financial instruments with on and off balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2008	2007
Interest rate and currency swaps:
Receive fixed — pay fixed	$201,763	$230,374
Receive fixed — pay floating	12,919,749	12,714,195
Receive floating — pay fixed	8,199,009	9,540,782
Receive floating — pay floating	2,716,370	3,452,857
Interest rate cap agreements	1,640,000	4,645,400
Interest rate floor agreements	62,400	60,800
The Company utilizes futures contracts to hedge against changes in market conditions. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, the Company agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Company as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the values of the contracts are recognized as realized gains (losses) since they are effectively settled daily through the variation account. The Company recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Company’s cost basis in the contract. The Company recognized net realized gains (losses) from futures contracts in the amount of $119,771, $(8,671) and $(3,707) for the years ended December 31, 2008, 2007 and 2006, respectively.
Open futures contracts at December 31, 2008 and 2007, were as follows:

		Opening	Year-End
		Market	Market
Number of Contracts	Contract Type	Value	Value

December 31, 2008

	S&P500
5271	March 2009 Futures	$1,171,777	$1,186,107

December 31, 2007

	S&P500
307	March 2008 Futures	$113,582	$113,375

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
5. Investments (continued)
For the years ended December 31, 2008 and 2007, the Company has recorded $264,343 and $22,903, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized loss. The Company did not recognize any unrealized gains and losses during 2008 and 2007 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.
At December 31, 2008 and 2007, investments with an aggregate carrying value of $61,545 and $74,627, respectively, were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities, as required by statute.
6. Reinsurance
Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.
Premiums earned reflect the following reinsurance assumed and ceded amounts:

	Year Ended December 31
	2008	2007	2006
Direct premiums	$13,309,443	$11,477,571	$10,445,191
Reinsurance assumed — non affiliates	1,505,508	1,756,468	1,537,494
Reinsurance assumed — affiliates	305,925	238,686	78,499
Reinsurance ceded — non affiliates	(1,101,435)	(1,114,954)	(1,075,058)
Reinsurance ceded — affiliates	(6,501,597)	(4,080,954)	(3,450,055)

Net premiums earned	$7,517,844	$8,276,817	$7,536,071

The Company received reinsurance recoveries in the amount of $2,166,604, $1,663,213 and $1,567,227 during 2008, 2007 and 2006, respectively. At December 31, 2008 and 2007, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $425,122 and $328,515, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2008 and 2007 of $29,483,844 and $20,150,258, respectively.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
6. Reinsurance (continued)
The net amount of the reduction in surplus at December 31, 2008, if all reinsurance agreements were cancelled, is $7,856.
At December 31, 2008, the amount of reinsurance credits, whether an asset or a reduction of liability, taken for new agreements or amendments was $2,708,917.
Effective December 31, 2008, the Company recaptured term life business previously ceded to Transamerica International Re (Ireland) Ltd. (TIRI), and Transamerica International Re (Bermuda) Ltd (TIRe) both affiliates. The Company received recapture consideration of $120,476, recorded net assets of $33,804, and recaptured reserves of $856,239 and $53,085 for life and claim reserves, with respect to the recapture from TIRI. The Company received recapture consideration of $25,563, recorded net assets of $5,088, and recaptured reserves of $167,004 and $4,821 for life and claim reserves, with respect to the recapture from TIRe. The Company incurred a statutory loss on the recapture from TIRI in the amount of $755,044 and a statutory loss on the recapture from TIRe in the amount of $141,174. As a result, a pre-tax loss of $896,218 was included in the statement of operations. During 2007 and 2006, the Company amortized $3,304 per year into earnings with a corresponding charge to unassigned surplus.
Subsequently, effective December 31, 2008, the Company ceded term life business to CGC Life Insurance Company (CGCL), an affiliate. The Company paid initial consideration of $146,039, released life and claim reserves of $1,023,243 and $57,906 respectively, and established other net liabilities of $38,892. The net pre-tax gain of $896,218 resulting from this transaction was credited directly to unassigned surplus.
The Company has entered into an indemnity reinsurance agreement effective December 31, 2008, with TIRe to cede on a 100% quota share basis the net liabilities associated with certain of the Company’s variable annuity products on a coinsurance and modified coinsurance basis. The Company ceded reserves on a coinsurance basis of $872,822 and ceded premium of a like amount, paid consideration of $223,608 and established a funds withheld liability of $1,096,431. The pre-tax loss of $223,608 ($145,345 on a net of tax basis) is included in the statement of operations. The Company ceded general account and separate account reserves on a modified coinsurance basis of $284,780 and $7,248,603, respectively. An initial reinsurance premium equal to the reserves ceded was recorded, resulting in no gain or loss on the modified coinsurance portion on this transaction.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
6. Reinsurance (continued)
Effective October 1, 2008 the Company recaptured various guaranteed minimum death benefit (GMDB) riders included in certain of its variable annuity contracts that were previously ceded to TIRe under a 2001 reinsurance agreement. The Company released a funds withheld liability of $40,133 associated with this business and received recapture consideration of $45,038. Reserves recaptured included $100,672 of GMDB reserves and $15,099 of claim reserves. The resulting pre-tax loss of $30,600 was included in the statement of operations. In addition, the unamortized pre-tax ceded gain held by the Company in unassigned surplus resulting from the original reinsurance transaction was released into income in the amount of $16,521 ($10,739 net of tax). Prior to this transaction, the Company had amortized $3,812 and $5,083 on a pre-tax basis ($2,478 and $3,304 on a net of tax basis) into earnings for 2008 and 2007, respectively, with a corresponding charge to unassigned surplus.
Effective December 31, 2008, the Company recaptured term life business previously ceded to TIRI on a funds withheld basis under a 2001 reinsurance agreement. The Company released the funds withheld liability of $38,603 and recorded net assets of $5,036, recaptured reserves of $288,498 and $7,065 for life and claim reserves, respectively. As a result, a pre-tax loss of $251,924 was included in the statement of operations. The gain that resulted from the initial ceding transaction to TIRI that had been credited directly to unassigned surplus was released into earning in the amount of $221. In 2007, the company amortized $28 into earnings.
Subsequently, effective December 31, 2008, the Company ceded term life business on a funds withheld basis to CGCL. Life and claim reserves of $288,498 and $7,065, respectively, were released and the Company established a funds withheld liability of $38,603 and established other net liabilities of $5,036. The net pre-tax gain of $251,924 resulting from this transaction was credited directly to unassigned surplus.
Also effective December 31, 2008, the Company ceded certain term life business to CGCL on a funds withheld basis. Life and claim reserves of $587,293 and $6,874, respectively were released and the Company established other reserves of $28,680. The net pre-tax gain of $565,487 resulting from this transaction was credited directly to unassigned surplus.
The Company entered into an assumption reinsurance agreement with Monumental Life Insurance Company (MLIC), an affiliate, effective September 30, 2008. The Company was the issuer of a series of corporate-owned life insurance policies issued to LIICA. The assumption reinsurance transaction resulted in the Company novating all liabilities arising under these policies to MLIC. The Company ceded reserves of $138,025 and paid consideration of $125,828. The Company recorded liability of $12,197 within the remittances line related to this transaction.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
6. Reinsurance (continued)
The Company entered into a stop loss reinsurance agreement with Transamerica Life International (Bermuda) Ltd. (TLIB), an affiliate, to cede an in force block of universal life business effective July 1, 2008. Reinsurance premiums paid of $70,728 were offset by a comparable amount of ceded reserves. Several other accounts were impacted by lesser amounts resulting in a pre-tax loss of $15. The net of tax loss of $10 was included in the statement of operations.
The Company entered into an assumption reinsurance agreement with Canadian Premier Life Insurance Company (CPLIC), an affiliate, effective July 1, 2008. This transaction resulted in CPLIC assuming all in force policies and certificates from the Canadian branch of the Company, along with all of the assets and liabilities related to these policies and all capital supporting this business. Subsequent to this assumption reinsurance transaction, the Company withdrew its license in Canada and therefore considered this transaction an economic transaction. The Company received a ceding commission of $11,460, which resulted in a pre-tax gain. During 2007, LIICA amended its 50% reinsurance treaty with CPLIC. LIICA received a ceding commission of $2,910 ($1,892 net of tax). This gain was credited directly to unassigned surplus at December 31, 2007.
Below is a summary of the net policyholder liabilities and assets transferred effective July 1, 2008:

Invested assets/cash transferred	$(52,859)
Ceded reserves	64,882
Due premiums	(2,920)
Due comp liability	1,007
Retro accruals	1,350

Pre-tax net income impact	$11,460

The Company entered into an indemnity reinsurance agreement with a nonaffiliated company effective May 1, 2008 in which the Company agreed to cede certain single premium deferred annuities on a coinsurance basis. The initial consideration paid was $446,522, the initial ceding allowance received was $18,263, and reserves ceded were $446,522, resulting in a pre-tax gain of $18,263. The net of tax gain of $11,871 was credited directly to unassigned surplus. The Company amortized $1,410 into earnings during 2008 with a corresponding charge to unassigned surplus.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
6. Reinsurance (continued)
The Company entered into a stop loss reinsurance agreement with TLIB to cede an in force block of universal life business effective January 1, 2008. Reinsurance premiums paid of $3,267,950 were offset by a comparable amount of ceded reserves. Several other accounts were impacted by lesser amounts resulting in a pre-tax loss of $603. The net of tax loss of $392 was included in the statement of operations.
Effective December 31, 2007, TIRe recaptured all inforce business that was previously retroceded to the Company and LIICA under the retrocession agreement effective January 1, 2003. The difference between the life and claim reserves released of $541 and $45, respectively, and consideration paid of $366 was included in the statement of operations.
The Company and LIICA entered into an agreement effective December 31, 2007 to recapture obligations and benefits related to certain universal life insurance contracts that were previously ceded to TIRe in 2003. The Company assumed assets of $23,737 associated with this business and paid recapture consideration of $1,558. Reserves recaptured included life reserves of $3,935 and claim reserves of $434. As a result, a pre-tax gain of $17,810 was included in the statement of operations. In addition, the unamortized pre-tax ceded gain held by the Company in unassigned surplus resulting from the original reinsurance transaction was released into income in the amount of $6,240 ($4,056 net of tax). Prior to this transaction, the Company had amortized $1,418 and $1,092 on a pre-tax basis ($921 and $710 on a net of tax basis) into earnings for 2007 and 2006, respectively, with a corresponding charge to unassigned surplus.
The Company and MLIC entered into an indemnity reinsurance agreement effective December 31, 2007, to automatically reinsure 100% of the risks attributable to secondary guarantee benefits on certain universal life policies that were issued by MLIC, with issue dates ranging from January 1, 2007 through December 31, 2007, and also covering policies issued between January 1, 2008 and December 31, 2008. As a result, the Company assumed reserves of $26,573.
Effective December 31, 2007, the Company entered into an indemnity reinsurance agreement with Pine Falls Re, Inc., an affiliate, to automatically reinsure 100% of the risks attributable to secondary guarantee benefits on certain universal life policies that were originally issued by the Company and assumed by the Company from various affiliated entities. Universal life secondary guarantee reserves ceded were $286,392, resulting in a pre-tax gain of $286,392 ($186,154, net of tax) that has been credited directly into unassigned surplus.
On October 1, 2007 the Company and LIICA recaptured various fixed deferred annuity plans that were ceded to MLIC under a July 1, 1990 agreement. The recapture premium received was $302,727 and the commission expense allowance paid was $3,770, for a net consideration received of $298,957. Reserves recaptured were $302,727. The resulting pre-tax loss of $3,770 was included in the statement of operations.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
6. Reinsurance (continued)
The Company entered into an indemnity reinsurance agreement with a nonaffiliated company effective July 1, 2007, in which the Company agreed to cede a closed block of fixed and variable deferred annuities on a coinsurance and modified coinsurance basis. The net of tax gain of $10,931 from this transaction was credited directly to unassigned surplus. During 2008 and 2007 the Company amortized $2,080 and $995, respectively, into earnings with a corresponding charge to unassigned surplus.
On April 1, 2007 LIICA entered into a recapture agreement with Veterans Life Insurance Company (VLIC), an affiliate of the Company, whereby VLIC recaptured all liabilities ceded to LIICA under an October 1, 2001 modified coinsurance agreement. The recapture consideration received was $76,086 and the reserves recaptured by VLIC were $173,147. LIICA paid a recapture premium of $173,147. The resulting pre-tax gain of $76,086 has been included in the statement of operations.
Effective December 31, 2007, LIICA recaptured all inforce universal life business that was previously reinsured to TIRI. LIICA paid a recapture fee of $4,004 and recovered miscellaneous assets of $1,985. Life and claims reserves were recaptured in the amount of $40,482 and $120, respectively. This transaction resulted in a net pre-tax loss of $42,621 which is included in the statement of operations.
Effective January 1, 2007, TOLIC recaptured the risks related to specified blocks of policies that were previously retroceded to TIRe. The recapture premium received was $9,677 and the commission expense allowance paid was $15,357 for a net consideration paid of $5,680. Reserves recaptured included $81,657 in life reserves and $457 in claim reserves resulting in a pre-tax loss of $87,794 which has been included in the statement of operations. TOLIC subsequently entered into an indemnity retrocession agreement with LIICA Re I, Inc., an affiliate, to retrocede specific blocks of policies assumed by TOLIC. Net consideration received by TOLIC was $16,006 and the life and claim reserves ceded were $81,657 and $457, respectively. This resulted in a pre-tax gain of $98,120 that was recorded directly to unassigned surplus on a net of tax basis. During 2007, TOLIC amortized $7,220 on a net of tax basis into earnings with a corresponding charge to unassigned surplus.
During 2007, TOLIC entered into an agreement with TIRe to retrocede certain life insurance policies issued by Seguros Argos, S.A. de C.V., effective January 1, 2007. The Company received consideration of $21,955, resulting in an initial transaction pre-tax gain of $21,955. The gain was recorded directly to unassigned surplus on a net of tax basis. During 2008 and 2007, the Company amortized $2,574 and $1,901, respectively, on a net of tax basis into earnings with a corresponding charge to unassigned surplus.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
6. Reinsurance (continued)
Effective October 1, 2007, TOLIC recaptured the risks related to specified blocks of policies that were previously retroceded to TIRe. The consideration received was $59,744 and life and claim reserves recaptured were $358,102 and $7,900, respectively. This resulted in a pre-tax loss on the statutory income statement of $306,258. TOLIC subsequently entered into an indemnity retrocession agreement with TIRI to retrocede specific blocks of policies assumed by TOLIC. The consideration that was given in the transaction was $59,744 and the life and claim reserves ceded were $358,102 and $7,900, respectively. This resulted in a pre-tax gain on a statutory basis of $306,258 that was recorded directly to unassigned surplus on a net of tax basis. During 2008, the Company amortized $2,431 into earnings with a corresponding charge to unassigned surplus. The Company did not record any amortization in 2007.
Effective January 1, 2006, the Company entered into a reinsurance transaction with TIRI to cede an inforce block of universal life business. The net of tax impact from the cession of inforce business was $13,585, which was credited directly to unassigned surplus. During 2008, 2007 and 2006, the Company amortized $1,019, $1,019 and $1,359 into earnings with a corresponding charge to unassigned surplus, respectively. The Company has a liability for funds held under reinsurance of $413,935 and $353,074 at December 31, 2008 and 2007, respectively.
TOLIC entered into an agreement effective December 30, 2006 to recapture a block of in force term life business that was ceded to Transamerica Pacific Insurance Company, Ltd. (TPIC), an affiliate. The consideration received was $37,614. Reserves recaptured included $223,404 of life reserves and $5,400 of claim reserves resulting in a pre-tax loss of $191,190, which has been included in the statement of operations.
TOLIC entered into an agreement effective December 30, 2006 to recapture a block of in force universal life business that was ceded to TPIC. The recapture consideration received was $635,128 for assets held related to the block; the recapture fee paid was $45,334 for a net consideration received of $589,794. Reserves recaptured included $678,272 of life reserves and $927 of claim reserves resulting in a pre-tax loss of $89,405, which has been included in the statement of operations.
TOLIC entered into an agreement effective December 31, 2006, to allow TIRI to recapture a retrocession agreement whereby TOLIC assumed mortality risks on a block of in force universal life business which subsequently allowed TOLIC to recapture the entire universal life contract ceded to TIRI. The recapture consideration paid was $1,245, and reserves recaptured were $4,562, for a net pre-tax gain of $3,317. Subsequent to the transaction, TOLIC entered into an agreement to recapture the universal life business ceded to TIRI effective December 31, 2006. The recapture consideration received was $361,986; a recapture fee of $11,400 was paid for a net consideration of $350,586. Reserves recaptured included $804,865 of life reserves and $1,152 of claim reserves, resulting in a pre-tax loss of $455,431, which is included in the statement of operations.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
6. Reinsurance (continued)
TLB acquired the direct liability to the policyholder through a court order from the Hong Kong Special Administrative Region Court, effective December 31, 2006, for most of the business issued from TOLIC’s branch in Hong Kong. TLB also acquired the direct liability to the policyholder through a court order from the High Court of the Republic of Singapore, effective December 31, 2006 for all business issued from TOLIC’s branch in Singapore. The novation of the contracts was approved by the Iowa Insurance Department and all policyholder liabilities were transferred to TLB. All balances assumed by TLB were reflected as direct adjustments to the balance sheet. As the transfer occurred between affiliated companies no gain or loss was recognized, and the difference between the assets transferred and the statutory liabilities assumed in the amount of $78,993 was recorded as goodwill and will be amortized into operations over the life of the business, not to exceed ten years.
Goodwill in the amount of $8,954 and $9,274 was amortized during 2008 and 2007, respectively, related to this transaction. TLB is valued on a U.S. statutory basis and includes a deferred gain liability of a similar amount to the goodwill reflected in the financials of the Company.
Subsequent to the novation of the Hong Kong and Singapore business to TLB, TOLIC entered into a reinsurance agreement to assume certain risks related to the inforce block from TLB effective December 31, 2006. The initial premium received was $261,418, reserves assumed included $328,985 of life reserves and $258 of claim reserves, resulting in a pre-tax loss of $67,825, which is included in the statement of operations.
Effective December 31, 2006, TOLIC entered into a reinsurance agreement with LIICA Re II, Inc., an affiliate of the Company, to cede term and universal life business. The initial premium paid was $120,000. Reserves ceded included $212,319 of term life reserves, $834,446 of universal life secondary guarantee reserves, $1,067 of claim reserves and $5,911 of miscellaneous policyholder assets, resulting in a pre-tax gain of $921,921 that was recorded directly to unassigned surplus on a net of tax basis. During 2008 and 2007, the Company amortized $74,716 and $1,321, respectively, on a net of tax basis into earnings with a corresponding charge to unassigned surplus.
Effective December 31, 2006, TOLIC recaptured a block of in force term life business that was ceded to TIRe. The recapture premium received was $86,705; the commission expense allowance paid was $43,730, for a net consideration received of $42,975. Reserves recaptured included $286,151 of life reserves and $16,892 of claim reserves, resulting in a pre-tax loss of $260,068, which has been included in the statement of operations.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
6. Reinsurance (continued)
Subsequent to the recapture, TOLIC entered into a reinsurance agreement with LIICA Re I, Inc., to retrocede term life business effective December 31, 2006. The initial premium paid was $77,479, offset by the commission expense received of $42,022, for a net consideration of $35,457. Reserves ceded included $256,795 of life reserves and $13,146 of claim reserves, resulting in a pre-tax gain of $234,484 that was recorded directly to unassigned surplus on a net of tax basis.
During 2003, the Company entered into an indemnity reinsurance agreement in which the Company agreed to cede the obligations and benefits related to certain fixed annuity contracts on a coinsurance and modified coinsurance basis. The Company received a ceding commission of $13,386 at the inception of the contract. In addition, the Company released the IMR liability of $19,855 related to the assets backing the ceded contracts because the future investment experience to be transferred to the assuming company will be without adjustment of the IMR that existed at the date of the initial transaction. The resulting gain from the ceding commission and the IMR release has been recorded directly to unassigned surplus on a net of tax basis. During 2007 and 2006, the Company amortized $1,538 and $2,632, respectively, into earnings with a corresponding charge to unassigned surplus. The surplus was fully amortized as of December 31, 2007.
During 2001, TOLIC novated certain traditional life insurance contracts to Transamerica Financial Life Insurance Company (TFLIC), an affiliate of the Company, via an assumption reinsurance transaction. Under the terms of this agreement, a significant portion of the future statutory-basis profits from the contracts assumed by TFLIC will be passed through to the Company as an experience rated refund. TOLIC recorded a deferred liability of $14,281 as a result of this transaction, which has an unamortized balance of $1,433 at December 31, 2008. The accretion of the deferred liability was $1,433 for 2008, 2007 and 2006.
During 2001, TOLIC entered into a reinsurance transaction with TIRe. Under the terms of this transaction, the Company ceded the obligation of future guaranteed minimum death benefits included in certain of its variable annuity contracts. The gain on the transaction of $28,967 was credited directly to unassigned surplus on a net of tax basis. The Company amortized $1,883 for each of the years ended December 31, 2008, 2007 and 2006 into earnings with a corresponding charge to unassigned surplus. At December 31, 2008, the Company holds collateral from this affiliate in the form of letters of credit of $433,417, covering this reinsurance agreement and others.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
6. Reinsurance (continued)
The Company reports a reinsurance deposit receivable of $128,745 and $120,582 as of December 31, 2008 and 2007, respectively. In 1996, TOLIC entered into a reinsurance agreement with an unaffiliated company where, for a net consideration of $59,716, TOLIC ceded certain portions of future obligations under single premium annuity contracts originally written by the Company in 1993. Consistent with the requirements of SSAP No. 75, Reinsurance Deposit Accounting, the Company reports the net consideration paid as a deposit. The amount reported is the present value of the future payment streams discounted at the effective yield rate determined at inception.
During 2001, the Company entered into a reinsurance transaction with an unaffiliated company to cede certain annuity benefits on an inforce group of contracts. The gain from this transaction of $13,674 was credited directly to unassigned surplus. During 2008, 2007 and 2006, $954, $1,119 and $1,403, respectively, of the initial gain were amortized into earnings, with a corresponding charge to unassigned surplus.
Effective December 31, 2005, the Company entered into a reinsurance agreement with Stonebridge Reinsurance Company, an affiliate, to cede the term business and the secondary guarantee related to the universal life business. The consideration that was given in the transaction was $103,900, the commission expense allowance received was $67,400 and the reserves ceded were $832,400 ($508,200 term and $324,200 secondary guarantee). This resulted in a pre-tax gain on a statutory basis of $795,900 that was credited directly to unassigned surplus on a net of tax basis. During 2008 the Company amortized $24,045 into earnings with a corresponding charge to unassigned surplus.
During 2008 and 2007, the Company obtained letters of credit of $716,918 and $334,491, respectively, for the benefit of affiliated and nonaffiliated companies that have reinsured business to the Company where the ceding company’s state of domicile does not recognize the Company as an authorized reinsurer.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
7. Income Taxes
The main components of deferred income tax amounts are as follows:

	December 31
	2008	2007

Deferred income tax assets:
Nonadmitted assets	$53,237	$51,597
Provision for contingent experience rated refund	7,771	7,743
Derivatives	37,184	87,560
Partnerships	97,270	110,638
Tax basis deferred acquisition costs	574,392	566,798
Reserves	339,341	483,663
Unrealized capital losses	209,648	71,343
§807(f) assets	13,711	18,916
Deferred intercompany losses	79,823	39,814
Investment in controlled foreign company	107,064	91,874
Credit carryforwards	17,100	32,123
Corporate provision	27,039	12,518
Compensation related accruals	36,443	34,263
Other	74,575	47,904

Total deferred income tax assets	1,674,598	1,656,754

Deferred income tax assets nonadmitted	334,539	649,898

Admitted deferred income tax assets	1,340,059	1,006,856

Deferred income tax liabilities:
Partnerships	132,036	372,952
Real estate	21,494	21,737
§807(f) liabilities	20,983	21,048
Separate account seed money	14,776	2,853
Unrealized capital gains	131,097	148,494
Deferred intercompany gains	103,805	42,553
PGAAP income/ reinsurance ceded	20,679	24,402
Other	6,030	35,538

Total deferred income tax liabilities	450,900	669,577

Net admitted deferred income tax asset	$889,159	$337,279

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
7. Income Taxes (continued)
The change in net deferred income taxes is comprised of the following:

	December 31
	2008	2007	Change

Total deferred income tax assets	$1,674,598	$1,656,754	$17,844
Total deferred income tax liabilities	450,900	669,577	218,677

Net deferred income tax asset	$1,223,698	$987,177	236,521

Tax effect of unrealized gains (losses)			(445,093)

Change in net deferred income tax			$(208,572)

	December 31
	2007	2006	Change

Total deferred income tax assets	$1,656,754	$1,483,760	$172,994
Total deferred income tax liabilities	669,577	441,864	(227,713)

Net deferred income tax asset	$987,177	$1,041,896	(54,719)

Tax effect of unrealized gains (losses)			66,796

Change in net deferred income tax			$12,077

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
7. Income Taxes (continued)
As discussed in Note 2 — Prescribed and Permitted Statutory Accounting Practices, the Company, with permission from the State of Iowa Deputy Commissioner of Insurance, determines the admitted amount of deferred income tax assets pursuant to Iowa Bulletin 09-01. The following charts outline the effect of this permitted practice on the Company’s financial statements:

	3 years		1 year		Change
Gross DTAs at Enacted Tax Rate		$1,674,598		$1,674,598		$—
Admitted Gross DTAs (paragraph 10 a.)	$371,821		$371,821		$—
Admitted Gross DTAs (paragraph 10 b.)	517,338		136,980		380,358
Admitted Gross DTAs (paragraph 10 c.)	450,900		450,900		—

Total Admitted Gross DTAs	1,340,059	(1,340,059)	959,701	(959,701)	380,358	(380,358)

Nonadmitted Gross DTAs		334,539		714,897		(380,358)
Admitted DTA		1,340,059		959,701		380,358
Gross DTL		(450,900)		(450,900)		—

Net Admitted DTA		$889,159		$508,801		$380,358

Total adjusted capital		$5,855,303
Authorized control level		755,193

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
7. Income Taxes (continued)
Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense and net realized capital gains (losses) on investments for the following reasons:

	Year Ended December 31
	2008	2007	2006

Income tax expense (benefit) on operational gains and capital gains (losses) on investments computed at the federal statutory rate (35%)	$(288,599)	$280,850	$60,350
Controlled foreign corporation income — TA Life Bermuda	15,736	15,633	3,483
Deferred acquisition costs — tax basis	13,010	38,321	61,725
Dividends received deduction	(19,748)	(22,001)	(24,529)
IMR amoritization	(10,260)	(14,721)	(18,402)
Investment income items	119,217	3,635	(23,822)
Limited partnership book/tax difference	(247,383)	(21,090)	(18,732)
Prior year under accrual	115,372	32,971	1,872
Reinsurance transactions	336,881	216,427	258,239
Tax credits	(64,996)	(80,635)	(65,665)
Tax reserve valuation	(132,936)	(5,021)	(2,174)
Non-deductible items	810	1,029	433
Depreciation	(1,479)	1,673	(999)
LOLI	(3,955)	(3,806)	(3,448)
Other	16,707	4,063	6,215

Federal income tax (benefit) expense on operations and capital gains (losses) on investments	(151,623)	447,328	234,546
Less tax (benefit) on capital gains (losses)	(119,219)	244,354	72,407

Total federal income tax (benefit) expense	$(32,404)	$202,974	$162,139

The total statutory income taxes are computed as follows:

	Year Ended December 31
	2008	2007	2006

Federal income tax (benefit) expense on operations and capital gains (losses) on investments	$(151,623)	$447,328	$234,546
Change in net deferred income taxes	208,572	(12,077)	(391,558)

Total statutory income tax expense (benefit)	$56,949	$435,251	$(157,012)

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
7. Income Taxes (continued)
For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. The method of allocation between the companies is subject to a written agreement. Under the terms of the agreement, allocations are based on separate return calculations. The Company is entitled to recoup federal income taxes paid in the event of future losses and credits to the extent the losses and credits reduce the greater of the Company’s separately computed tax liability or the consolidated group’s tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event of losses and credits reduce the greater of the Company’s separately computed tax liability or the consolidated group’s tax liability in any carryback or carryforward year when so applied. Intercompany tax balances are settled within 30 days of payment to or filing with the Internal Revenue Service. The Company has a credit carryforward at December 31, 2008 of $17,100, with no loss carryforward. At December 31, 2007 and 2006, the Company had no loss or credit carryforwards.
The Company did not incur income taxes during 2008 or 2006, which will be available for recoupment in the event of future net losses. The Company incurred income taxes in 2007 of $343,821, which will be available for recoupment in the event of future losses.
The amount of tax contingencies calculated for the Company as of December 31, 2008 and 2007 is not material to the Company’s financial position. Therefore, the total amount of tax contingencies that, if recognized, would affect the effective income tax rate is immaterial. The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company’s interest expense related to income taxes as of December 31, 2008 and 2007 was not material and the Company recorded no liability for penalties.
The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2000. The examination for the years 2001 through 2004 have been completed and resulted in tax return adjustments that are currently being appealed. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions. An examination is currently underway for 2005 and 2006. The 2007 tax return has been filed but no examination has commenced.
8. Policy and Contract Attributes
Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted approximately 0.08% and 1% of ordinary life insurance in force at December 31, 2008 and 2007, respectively.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
8. Policy and Contract Attributes (continued)
For the years ended December 31, 2008 and 2007, premiums for life participating policies were $18,433 and $21,950, respectively. The Company accounts for its policyholder dividends based on dividend scales and experience of the policies. The Company paid dividends in the amount of $12,166 and $17,417 to policyholders during 2008 and 2007, respectively, and did not allocate any additional income to such policyholders.
A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31		December 31
	2008		2007
	Amount	Percent	Amount	Percent

Subject to discretionary withdrawal
With market value adjustment	$2,427,891	4%	$5,650,637	7%
At book value less surrender charge of 5% or more	9,063,978	13	5,426,946	7
At fair value	18,052,999	26	26,648,680	35

Total with adjustment or at market value	29,544,868	43	37,726,263	49
At book value without adjustment (with minimal or no charges or adjustments)	14,151,434	21	15,635,809	20
Not subject to discretionary withdrawal	24,373,769	36	23,344,387	31

Total annuity reserves and deposit fund liabilities — before reinsurance	68,070,071	100%	76,706,459	100%

Less reinsurance ceded	11,856,295		7,266,399

Net annuity reserves and deposit fund liabilities	$56,213,776		$69,440,060

Included in the liability for deposit-type contracts at December 31, 2008 and 2007 are $838,768 and $843,245, respectively, of funding agreements issued by an affiliate to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from an affiliated Company which secures that particular series of notes. The funding agreement is reinsured to the Company. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for principal and interest for these funding agreements are afforded equal priority as other policyholders.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)
8. Policy and Contract Attributes (continued)
At December 31, 2008, the contractual maturities were as follows:

Year	Amount

2009	$371,847
2010	55,181
2011	125,413
2012	53,708
2013	—
Thereafter	232,620
The Company’s liability for deposit-type contracts includes GIC’s and funding agreements assumed from MLIC. The liabilities assumed are $3,602,586 and $4,122,609 at December 31, 2008 and 2007, respectively.
Separate and variable accounts held by the Company relate to individual variable life insurance policies. The benefits provided on the policies are determined by the performance and/or market value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The assets of these separate accounts are carried at fair value. The life insurance policies typically provide a guaranteed minimum death benefit.
Certain separate accounts held by the Company represent funds which are administered for pension plans. The assets consist primarily of fixed maturities and equity securities and are carried at fair value. The Company provides a minimum guaranteed return to policyholders of certain separate accounts. Certain other separate accounts do not have any minimum guarantees and the investment risks associated with fair value changes are borne entirely by the policyholder.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
8. Policy and Contract Attributes (continued)
Information regarding the separate accounts of the Company as of and for the years ended December 31, 2008, 2007 and 2006 is as follows:

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2008	$—	$63,549	$36,534	$4,145,459	$4,245,542

Reserves for separate accounts as of December 31, 2008 with assets at:
Fair value	$—	$32,841	$351,543	$23,812,058	$24,196,442
Amortized cost	—	548,144	—	—	548,144

Total as of December 31, 2008	$—	$580,985	$351,543	$23,812,058	$24,744,586

Reserves for separate accounts by withdrawal characteristics as of December 31, 2008:
Subject to discretionary withdrawal:
With market value adjustment	$—	$61,733	$—	$—	$61,733
At fair value	—	—	—	23,812,058	23,812,058
At book value without market value adjustment and with current surrender charge of less than 5%	—	486,411	—	—	486,411

Subtotal	—	548,144	—	23,812,058	24,360,202
Not subject to discretionary withdrawal	—	32,841	351,543	—	384,384

Total separate account liabilities at December 31, 2008	$—	$580,985	$351,543	$23,812,058	$24,744,586

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
8. Policy and Contract Attributes (continued)

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2007	$—	$15,567	$574,226	$5,685,724	$6,275,517

Reserves for separate accounts as of December 31, 2007 with assets at:
Fair value	$997	$97,270	$635,878	$32,768,227	$33,502,372
Amortized cost	—	521,653	—	—	521,653

Total as of December 31, 2007	$997	$618,923	$635,878	$32,768,227	$34,024,025

Reserves for separate accounts by withdrawal characteristics as of December 31, 2007:
Subject to discretionary withdrawal:
With market value adjustment	$—	$41,480	$—	$—	$41,480
At fair value	—	—	—	32,723,737	32,723,737
At book value without market value adjustment and with current surrender charge of less than 5%	—	480,173	—	—	480,173

Subtotal	—	521,653	—	32,723,737	33,245,390
Not subject to discretionary withdrawal	997	97,270	635,878	44,490	778,635

Total separate account liabilities at December 31, 2007	$997	$618,923	$635,878	$32,768,227	$34,024,025

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
8. Policy and Contract Attributes (continued)

		Nonindexed	Nonindexed
		Guarantee	Guarantee	Nonguaranteed
	Guaranteed	Less Than or	Greater	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2006	$4,878	$10,348	$160,623	$4,923,548	$5,099,397

Reserves for separate accounts as of December 31, 2006 with assets at:
Fair value	$30,198	$194,062	$237,420	$29,246,642	$29,708,322
Amortized cost	—	493,802	—	—	493,802

Total as of December 31, 2006	$30,198	$687,864	$237,420	$29,246,642	$30,202,124

Reserves for separate accounts by withdrawal characteristics as of December 31, 2006:
Subject to discretionary withdrawal:
With market value adjustment	$—	$37,244	$—	$—	$37,244
At fair value	—	—	—	29,207,281	29,207,281
At book value without market value adjustment and with current surrender charge of less than 5%	—	456,558	—	—	456,558

Subtotal	—	493,802	—	29,207,281	29,701,083
Not subject to discretionary withdrawal	30,198	194,062	237,420	39,361	501,041

Total separate account liabilities at December 31, 2006	$30,198	$687,864	$237,420	$29,246,642	$30,202,124

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
8. Policy and Contract Attributes (continued)
A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2008	2007	2006

Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$4,199,455	$5,691,829	$4,924,496
Transfers from separate accounts	(3,658,761)	(4,104,822)	(2,647,443)

Net transfers to separate accounts	540,694	1,587,007	2,277,053
Miscellaneous reconciling adjustments	(11,259)	(4,523)	5,837

Net transfers as reported in the statement of operations of the life, accident and health annual statement	$529,435	$1,582,484	$2,282,890

A reclassification was made to the amounts previously reported to the Insurance Division, Department of Commerce, State of Iowa in the 2007 Annual Statement, to move $84,389 from net transfers to separate accounts to reserve adjustments on reinsurance ceded within the statement of operations, which also affected the reconciliation of net transfers to or from separate accounts as reflected in the notes to financials. This reclassification had no impact on net income.
At December 31, 2008 and 2007, the Company had variable and separate account annuities with minimum guaranteed benefits as follows:

	Subjected		Reinsurance
	Account	Amount of	Reserve
Benefit and Type of Risk	Value	Reserve Held	Credit

December 31, 2008
Minimum guaranteed death benefit	$16,439,840	$2,330,543	$1,745,559
Minimum guaranteed income benefit	4,834,470	914,995	891,198
Guaranteed premium accumulation fund	59,060	7,972	—
Minimum guaranteed withdrawal benefit	2,608,124	74,296	33,075

December 31, 2007
Minimum guaranteed death benefit	$25,527,766	$699,108	$280,454
Minimum guaranteed income benefit	9,405,399	358,605	129,982
Guaranteed premium accumulation fund	53,508	8,212	—
Minimum guaranteed withdrawal benefit	3,483,468	36,448	(10,328)

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
8. Policy and Contract Attributes (continued)
For Variable Annuities with Guaranteed Living Benefits (VAGLB), which includes minimum guaranteed income, minimum guaranteed withdrawal and guaranteed premium accumulation fund benefits, the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1,000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.
For Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.
Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2008 and 2007, the gross premium and loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	Gross	Loading	Net

December 31, 2008
Life and annuity:
Ordinary first-year business	$12,419	$245	$12,174
Ordinary renewal business	456,433	11,370	445,063
Group life direct business	16,298	2,786	13,512
Credit life business	(12,784)	—	(12,784)
Reinsurance ceded	(257,749)	—	(257,749)

	214,617	14,401	200,216
Accident and health	(32,632)		(32,632)

	$181,985	$14,401	$167,584

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
8. Policy and Contract Attributes (continued)

	Gross	Loading	Net

December 31, 2007
Life and annuity:
Ordinary first-year business	$20,302	$914	$19,388
Ordinary renewal business	502,264	14,452	487,812
Group life direct business	32,846	2,164	30,682
Credit life business	(4,231)	—	(4,231)
Reinsurance ceded	(201,648)	—	(201,648)

	349,533	17,530	332,003
Accident and health	(39,825)	—	(39,825)

	$309,708	$17,530	$292,178

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. At December 31, 2008 and 2007, the Company had insurance in force aggregating $393,200,350 and $339,597,764, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $688,913 and $834,812 to cover these deficiencies at December 31, 2008 and 2007, respectively.
For indeterminate premium products, a full schedule of current and anticipated premium rates is developed at the point of issue. Premium rate adjustments are considered when anticipated future experience foretells deviations from the original profit standards. The source of deviation (mortality, persistency, expense, etc.) is an important consideration in the re-rating decision as well as the potential effect of a rate change on the future experience of the existing block of business.
9. Capital and Surplus
The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its shareholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (b) the Company’s statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2009, without the prior approval of insurance regulatory authorities, is $454,652.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
9. Capital and Surplus (continued)
On December 31, 2008, the Company received a contribution of $9,300 from its parent company in the form of 1,000 shares of TPIC. Prior to the merger of LIICA into the Company, LIICA received a capital contribution from its parent, AEGON of $408,438 on June 2, 2008. On June 3, 2008, LIICA repurchased 504,033 of its Series A preferred shares for $392,000 from AEGON. Net impact to gross paid-in and contributed surplus for the Company was $16,438. The Company received a capital contribution of $481,500 from its parent company, TIHI, on December 30, 2008.
The Company paid a common stock dividend of $268,580 to its common stock shareholder, TIHI, on December 29, 2008.
The Company paid preferred stock dividends of $18,750 and $12,670 to its preferred stock shareholders, AEGON and Transamerica, respectively, on December 29, 2008. Prior to its merger with the Company, in conjunction with the redemption of its 504,033 shares of its Series A preferred stock, LIICA paid a dividend of $16,438 to its preferred stock shareholder, AEGON, on June 3, 2008.
On September 26, 2007 LIICA paid $400,000 to its parent company, AEGON. This payment consisted of a return of additional paid-in capital of $270,000, an ordinary common stock dividend of $94,400 and an extraordinary dividend of $35,600. No dividends were paid in 2006. LIICA received capital contributions of $145,000 from AEGON in 2006. LIICA did not receive any capital contributions from AEGON in 2007.
On December 19, 2007, TOLIC paid a $50,627 dividend to its preferred shareholder, Transamerica and a $149,373 dividend to its common shareholder as of that date, Transamerica Service Company. On December 13, 2006, TOLIC paid a $54,068 dividend to its preferred shareholder as of that date, Scottish Equitable Finance Limited.

Transamerica Life Insurance Company
Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share amounts)
9. Capital and Surplus (continued)
On December 26, 2006, the Company repurchased its 42,500 shares of non-voting Series A preferred shares for $58,000, which is reflected as treasury stock as of December 31, 2006. On December 19, 2007, the Company repurchased 57,340 shares of its Series B preferred shares for $573,400. The par value of each class of preferred stock is $10 per share and the liquidation value of Series A preferred shares is $1,365 per share and Series B preferred shares is $10 per share. The per share liquidation values shall be adjusted proportionally to reflect any resulting increase or decrease in the number of outstanding shares of preferred stock. Holders of the Series A preferred shares shall be entitled to receive dividends equal to the amount of income generated from a segregated pool of assets, including cash, cash equivalents, mortgages and debt securities and these dividends are cumulative in nature. Holders of the Series B preferred shares shall be entitled to receive dividends equal to the rate of six percent of the issue price of the Series B preferred shares. Holders of both series of preferred stock have no right to cause mandatory or optional redemption of the shares. As of December 31, 2007 and 2006, cumulative unpaid dividends relating to the preferred shares were $26,477 and $50,391, respectively.
The Company paid a preferred stock dividend of $51,600 to its Series B preferred stock shareholder, AEGON, on December 19, 2007. The Company paid a preferred stock dividend of $42,588 to its Series A and Series B preferred shareholder, AEGON, on December 26, 2006. On October 23, 2006, the Company paid a preferred stock dividend to AEGON through a transfer of a non-affiliated investment in common stock with a fair value of $27,215. The Company did not pay a common stock dividend to its parent company during 2007 or 2006.
On December 27, 2006, LIICA made an investment of $80,000 for the formation of LIICA Re II, a Vermont-domiciled pure captive subsidiary. LIICA also made a $172,000 capital contribution to LIICA Holdings, LLC on December 27, 2006 and received a return of capital on September 26, 2007 in the amount of $37,000 from LIICA Holdings, LLC.
Life and health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on the various risk factors related to it. At December 31, 2008, the Company meets the RBC requirements.
On September 30, 2002, LIICA received $150,000 from AEGON in exchange for surplus notes. These notes are due 20 years from the date of issuance at an interest rate of 6%, and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, the holders of the issued and outstanding preferred stock shall be entitled to priority only with respect to accumulated but unpaid dividends before the holder of the surplus notes and full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company. The Company received approval from the Insurance Division, Department of Commerce, of the State of Iowa prior to paying quarterly interest payments.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
9. Capital and Surplus (continued)
On December 19, 2006, based on approval from the Insurance Division, Department of Commerce, of the State of Iowa, the Company redeemed the two surplus notes totaling $575,000 it held with AEGON and TOLIC redeemed the surplus note it held with Transamerica.
Additional information related to the outstanding surplus notes at December 31, 2008 and 2007 is as follows:

For Year	Balance	Interest Paid	Cumulative	Accrued
Ending	Outstanding	Current Year	Interest Paid	Interest

2008	$150,000	$11,250	$56,250	$—
2007	$150,000	$9,000	$45,000	$2,250
10. Securities Lending
The Company participates in two agent-managed securities lending programs. Under the first program, the Company receives collateral equal to 102% of the fair market value of the loaned domestic securities, respectively, as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities, respectively. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair market value of the loaned security.
At December 31, 2008 and 2007, respectively, securities in the amount of $1,875,768 and $2,028,968 were on loan under securities lending agreements as a part of this program. At December 31, 2008, the collateral the Company received from securities lending activities was in the form of cash and on open terms. Also at December 31, 2008, cash collateral reinvested had a fair value of $1,904,642. At December 31, 2008, Separate Accounts have securities in the amount of $2,970 on loan under these security lending agreements.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
10. Securities Lending (continued)
Under the second program, the Company receives collateral equal to 102% or 105% of the fair market value of the loaned securities as of the transaction date for domestic or international securities, respectively. The counterparty is mandated to deliver additional collateral if the fair value of the collateral is at any time less than 100% of the fair value of the loaned securities. This additional collateral, along with the collateral already held in connection with the lending transaction, must then be at least equal to 102% or 105% of the fair value of the loaned domestic or international securities, respectively. Except for the notional amount of $54,015 and $54,132 as of December 31, 2008 and 2007, respectively, the program requirements restrict the collateral from rehypothecation by any party involved in the transaction and has minimum limitations related to credit worthiness, duration and borrower levels. This program matured on January 13, 2009 and no future transactions are planned.
At December 31, 2008 and 2007, respectively, securities in the amount of $55,475 and $68,642 were on loan under securities lending agreements as part of this program. Liabilities are recorded with respect to the cash collateral received in connection with the securities on loan when it is available for the general use of the Company. Liabilities were recorded in the amount of $54,033 and $76,851 at December 31, 2008 and 2007, respectively. The fair value of the reinvested collateral was $58,790 as of December 31, 2008.
11. Retirement and Compensation Plans
The Company’s employees participate in a qualified defined benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. Pension expense aggregated $16,434, $14,347 and $12,303 for the years ended December 31, 2008, 2007 and 2006, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.
The Company’s employees also participate in a defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $9,795, $8,791 and $7,867, for the years ended December 31, 2008, 2007 and 2006, respectively.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
11. Retirement and Compensation Plans (continued)
AEGON sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2008, 2007 and 2006 was negligible. AEGON also sponsors an employee stock option plan/stock appreciation rights for individuals employed and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.
In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans, calculated on the pay-as-you-go basis, are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $1,382, $1,204 and $886 related to these plans for the years ended December 31, 2008, 2007 and 2006, respectively.
12. Related Party Transactions
The Company shares certain offices, employees and general expenses with affiliated companies.
The Company is party to a common cost allocation service agreement between AEGON companies, in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. The Company is also a party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the advisor serves as the administrator and advisor for the Company’s mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The Company received $19,737 during 2008, and paid $18,688 and $51,535 in 2007 and 2006, respectively, for these services, which approximates their costs to the affiliates. During 2006, the Company executed an administration service agreement with Transamerica Fund Advisors, Inc. to provide administrative services to the AEGON/Transamerica Series Trust. The Company received $44,122, $49,346 and $43,080 for these services during 2008, 2007 and 2006, respectively.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
12. Related Party Transactions (continued)
Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $74,156, $44,791 and $35,075 for the years ended December 31, 2008, 2007 and 2006, respectively.
At December 31, 2008, the Company reported a net amount of payables to affiliates of $27,385. At December 31, 2007, the Company reported a net amount of receivables from affiliates of $23,646. The December 31, 2007 balance excludes $83,300 of short-term intercompany notes payable. Terms of settlement require that these amounts be settled within 90 days. Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate.
At December 31, 2008, the Company had short-term notes receivable as follows. In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, these notes are reported as short-term investments.

Receivable from	Amount	Due By	Interest Rate

Garnet	$58,583	January 16, 2009	1.74%
Transamerica Corporation	293,800	August 21, 2009	2.44
AEGON	79,000	October 7, 2009	5.95
AEGON	166,000	October 8, 2009	5.95
AEGON	159,600	October 9, 2009	5.95
AEGON	69,800	October 15, 2009	5.95
AEGON	20,000	October 20, 2009	5.95
AEGON	91,000	October 21, 2009	5.95
AEGON	36,900	October 22, 2009	5.95
AEGON	19,500	October 23, 2009	5.95
AEGON	41,200	October 27, 2009	5.95
AEGON	55,100	October 28, 2009	5.95
AEGON	52,200	October 31, 2009	5.95
Transamerica Corporation	55,000	November 20, 2009	2.70
AEGON	89,800	December 15, 2009	1.74
AEGON	28,200	December 16, 2009	1.74
AEGON	38,800	December 17, 2009	1.74
AEGON	45,900	December 24, 2009	1.74
AEGON	63,300	December 26, 2009	1.74
AEGON	547,100	December 30, 2009	1.74

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
12. Related Party Transactions (continued)
At December 31, 2007, the Company had nine short-term notes receivable from the following companies: two notes from Transamerica in the amounts of $314,800 and $56,300 which were due on or before August 28, 2008 and November 28, 2008, respectively; three notes from TIRe in the amounts of $29,700, $8,900 and $100 which were due by December 10, 2008, December 10, 2008 and December 23, 2008, respectively; three notes from AEGON USA Inc., in the amounts of $595,600, $295,000 and $10,600 which were all due on or before December 27, 2008; and one note from MLIC in the amount of $24,300 which was due on or before December 27, 2008. These notes are reported as short-term investments. The Company had two short-term notes payable to MLIC for $26,300 and $47,100 outstanding at December 31, 2007. These notes were due by October 22, 2008 and October 23, 2008, respectively, and bear interest at 5.05%. The Company also had one short-term note payable to Stonebridge Life Insurance Company for $9,900 outstanding at December 31, 2007. This note was due by December 30, 2008 and bears interest at 4.75%. All of these notes described above were repaid prior to their due date.
At December 31, 2007, the Company had three notes payable to Commonwealth General Corporation of $10 each, bearing interest at 6% and due on December 31, 2030. All three notes were repaid during 2008.
During 2008, 2007 and 2006, the Company paid net interest of $3,221, $2,394 and $10,254, respectively, to affiliates.
During 1998, the Company issued life insurance policies to an affiliated company, covering the lives of certain employees of that affiliate. Aggregate reserves for policies and contracts related to these policies are $274,086 and $129,948 at December 31, 2008 and 2007, respectively.
13. Commitments and Contingencies
At December 31, 2008 and 2007, the Company has mortgage loan commitments of $149,216 and $366,957, respectively. The Company has contingent commitments for $768,083 and $1,076,309 as of December 31, 2008 and 2007, respectively, to provide additional funding for various joint ventures, partnerships, and limited liability companies, which includes LIHTC commitments of $13,387 and $41,780, respectively.
The Company has no private placement commitments outstanding at December 31, 2008. At December 31, 2007, the Company had private placement commitments outstanding of $148,318.
The Company had no securities being acquired (sold) on a “to be announced” (TBA) basis at December 31, 2008. At December 31, 2007, the net amount of securities being acquired (sold) on a TBA basis was $39,101.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
13. Commitments and Contingencies (continued)
The Company pledged assets as collateral for derivative transactions in the amount of $753,973 and $168,432 at December 31, 2008 and 2007, respectively. In conjunction with derivative transactions, cash in the amount of $1,263,351 and $442,397 and securities in the amount of $577,838 and $42,493 were posted to the Company as of December 31, 2008 and 2007, respectively, which were not included in the financial statements of the Company.
The Company may pledge assets as collateral for transactions involving funding agreements. At December 31, 2008 and 2007, the Company has pledged invested assets with a carrying amount of $277,412 and $164,281, respectively, and fair value of $252,447 and $160,861, respectively, in conjunction with these transactions.
The Company had outstanding funding agreements totaling $5,453,131 and $3,531,439 at December 31, 2008 and 2007, respectively, to the Federal Home Loan Bank (FHLB), and the funds received are reported as deposit-type liabilities per SSAP 52, Deposit-Type Contracts. Total reserves are equal to the funding agreements balance. These funding agreements are used for investment spread management purposes and are subject to the same asset/liability management practices as other deposit-type business. All of the funding agreements issued to FHLB are classified in the general account as it is a general obligation of the Company. Collateral is required by FHLB to support repayment of the funding agreements. The amount of pledged collateral at December 31, 2008 and 2007 was $6,275,565 and $4,238,825, respectively. In addition, FHLB requires their common stock to be purchased. The Company owns $252,525 and $176,863 of FHLB common stock at December 31, 2008 and 2007, respectively. The FHLB has set funding capacity limits on the Company which are significantly higher than the current funding agreement level; however, the FHLB is under no obligation to extend additional capacity. Assets in the amount of $10,130,636 and $4,365,740 as of December 31, 2008 and 2007, respectively, were pledged as collateral in conjunction with funding agreements associated with the FHLB.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
13. Commitments and Contingencies (continued)
The Company has issued synthetic GIC contracts to benefit plan sponsors on assets totaling $4,379,983 and $5,485,324 as of December 31, 2008 and 2007, respectively. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. A contract reserve has been established for the possibility of unexpected benefit payments at below market interest rates of $44,753 and $550 at December 31, 2008 and 2007, respectively.
The Company has guaranteed that TFLIC, an affiliate, will maintain capital and surplus amounts in excess of the statutory minimum requirements of $3,000. At December 31, 2008, TFLIC had capital and surplus of $806,474. The Company has recorded no liability for this guarantee.
The Company has provided a guarantee for the performance of an affiliated noninsurance entity that was involved in guaranteed sales of investments in LIHTC partnerships. These partnerships are partially or majority owned by a noninsurance subsidiary of the Company for which a third party is the primary investor. The balance of the investor’s capital account covered by this transaction is $13,848 as of December 31, 2008. The nature of the obligation is to provide the investor with a minimum guaranteed annual and cumulative return on their contributed capital. The Company is not at risk for changes in tax law or the investor’s inability to fully utilize tax benefits. Accordingly, the Company believes the likelihood of having to make material payments under the guarantee is remote.
As of December 31, 2008, the Company had entered into a credit enhancement and a standby liquidity asset purchase agreement on a municipal variable rate demand note facility with commitment amounts of $7,220 for which it was paid a fee. This variable rate demand note facility was drawn upon in 2008 and the Company purchased municipal bonds that have a value of approximately $7,300 as of December 31, 2008. The Company believes that these bonds will be either re-marketed or redeemed in the future.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
13. Commitments and Contingencies (continued)
At December 31, 2008 and 2007, the Company had entered into multiple agreements with commitment amounts of $123,075 and $665,013, respectively, for which it was paid a fee to provide credit enhancement and standby liquidity asset purchase agreements on municipal variable rate demand note facilities. A draw was made under one of these liquidity facilities in January 2008 for approximately $1,900, which will be repaid in full with interest. The Company believes the chance of additional draws under these agreements is minimal. Any advances that would be made under these agreements would be repaid with interest.
The Company serves as guarantor for an affiliate’s guaranties of the principal value of loans made to entities which invest in certain investment funds. There was no notional amount associated with these guarantees as of December 31, 2008. The investment funds’ assets are restricted based on established investment guidelines and are required, upon a decline in value below a formula based threshold, to either replace the assets with fixed income instruments or sell assets and pay down the loan in order to minimize the guarantor’s principal protection liability. There are no expected payments associated with these guarantees.
The Company has also provided a guarantee for the obligations of noninsurance affiliates who have accepted assignments of structured settlement payment obligations from other insurers and purchase structured settlement insurance policies from subsidiaries of the Company that match those obligations. There are no expected payments associated with this guarantee.
The Company is a party to legal proceedings involving a variety of issues incidental to its business including class actions. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
13. Commitments and Contingencies (continued)
The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $28,404 and $14,657 at December 31, 2008 and 2007, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense was $1,720, $1,645 and $1,879, for the years ended December 31, 2008, 2007 and 2006, respectively.
14. Leases
The Company leases office buildings under various noncancelable operating lease agreements. At December 31, 2008, the future minimum aggregate rental commitments are as follows:

Year	Amount

2009	$16,166
2010	14,581
2011	13,786
2012	11,980
2013	11,411
Thereafter	35,637
The Company, both on its own and through its holdings in Transamerica Realty Investment Properties, LLC, and Transamerica Pyramid Properties, LLC and REAP 4MR, LLC, owns buildings that are rented out to others. Future minimum lease payment receivables under noncancelable leasing arrangements as of December 31, 2008 are as follows:

Year	Amount

2009	$42,233
2010	36,829
2011	31,021
2012	21,973
2013	18,779
Thereafter	17,890

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
15. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities
During 2006, the Company sold $14,391 of agent balances without recourse to an affiliated company. Subsequent to July 1, 2006, agent debit balances were sold without recourse to ADB Corporation, LLC (ADB), an affiliated company. The Company did not realize a gain or loss as a result of the sale. As of July 1, 2006, the Company no longer sells agent debit balances and as a result retains such balances as nonadmitted receivables. Receivables in the amount of $40,517 and $45,398 were nonadmitted as of December 31, 2008 and 2007, respectively.
The Company has recorded liabilities of $365,846 and $397,703 for municipal reverse repurchase agreements as of December 31, 2008 and 2007, respectively. The reverse repurchase agreements are collateralized by securities with book values of $411,595 and $431,491 as of December 31, 2008 and 2007, respectively. These securities have maturity dates that range from 2009 to 2032 and have a weighted average interest rate of 6.15%.
At December 31, 2008 and 2007, the Company did not participate in dollar reverse repurchase agreements. The Company has no outstanding liability for borrowed money due to participation in dollar reverse repurchase agreements at December 31, 2008 or 2007.
In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The details by NAIC designation 3 or below of securities sold during 2008 and reacquired within 30 days of the sale date are:

		Book
		Value of	Cost of
	Number of	Securities	Securities	Gain/
	Transactions	Sold	Repurchased	(Loss)

Bonds:
NAIC 3	1	$25	$22	$(3)
NAIC 5	1	570	573	10

Transamerica Life Insurance Company
Notes to Financial Statements — Statutory Basis
(Dollars in Thousands, Except per Share amounts)
16. Reconciliation to Statutory Statement
The following is a reconciliation of amounts previously reported to the Insurance Division, Department of Commerce, of the State of Iowa in the 2008 Annual Statement, to those reported in the accompanying statutory-basis financial statements:

December 31,
2008
Balance Sheet:
Assets as reported in the Company’s Annual Statement	$103,871,552
Reduce current federal income tax recoverable	(93,046)
Increase admissible deferred income tax asset	4,647

Assets as reported in the accompanying audited statutory-basis balance sheet	$103,783,153

Liabilities as reported in the Company’s Annual Statement	$98,944,678
Adjust current federal income tax payable	—

Liabilities as reported in the accompanying audited statutory-basis balance sheet	$98,944,678

Capital and surplus as reported in the Company’s Annual Statement	$4,926,874
Reduce federal income tax benefit	(93,046)
Increase admissible deferred income tax asset	4,647

Total capital and surplus as reported in the accompanying audited statutory-basis balance sheet	$4,838,475

Statement of Operations:
Statutory net loss as reported in the Company’s Annual Statement of Operations:	$(528,468)
Reduce federal income tax benefit	(93,046)

Total statutory net income (loss) per financial statements	$(621,514)

The 2008 Annual Statement did not include the appropriate tax effect on the mark to market income on a derivative as of December 31, 2008. There were no reconciling items at December 31, 2007 for the year then ended.

Transamerica Life Insurance Company
Summary of Investments – Other Than
Investments in Related Parties
(Dollars in Thousands)
December 31, 2008
SCHEDULE I

			Amount at
			Which Shown
		Market	in the
Type of Investment	Cost (1)	Value	Balance Sheet

Fixed maturities
Bonds:
United States government and government agencies and authorities	$2,398,377	$2,611,369	$2,398,377
States, municipalities and political subdivisions	2,089,361	2,121,967	2,089,361
Foreign governments	820,993	749,141	820,993
Public utilities	3,335,878	3,152,028	3,335,878
All other corporate bonds	42,546,263	34,904,394	42,546,263
Preferred stocks	1,817,213	1,044,049	1,817,213

Total fixed maturities	53,008,085	44,582,948	53,008,085

Equity securities
Common stocks:
Public utilities	985	985	985
Banks, trust and insurance	252,756	252,874	252,874
Industrial, miscellaneous and all other	93,643	86,871	86,871

Total equity securities	347,384	340,730	340,730

Mortgage loans on real estate	10,795,426		10,795,426
Real estate	153,441		153,441
Policy loans	732,588		732,588
Other long-term investments	1,681,347		1,462,223
Cash, cash equivalents and short-term investments	1,428,385		1,428,385

Total investments	$68,146,656		$67,920,878

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

Transamerica Life Insurance Company
Supplementary Insurance Information
(Dollars in Thousands)
SCHEDULE III

						Benefits,
						Claims
	Future Policy		Policy and		Net	Losses and	Other
	Benefits and	Unearned	Contract	Premium	Investment	Settlement	Operating
	Expenses	Premiums	Liabilities	Revenue	Income*	Expenses	Expenses*

Year ended December 31, 2008
Individual life	$14,091,409	—	$235,047	$1,945,161	$1,004,966	$1,663,810	$4,643,168
Individual health	2,663,242	133,884	125,768	501,707	189,216	425,976	183,144
Group life and health	1,416,556	17,766	108,339	370,647	102,526	300,950	178,562
Annuity	23,412,004	—	15,183	4,700,329	2,590,142	5,947,854	9,408,003

	$41,583,211	151,650	$484,337	$7,517,844	$3,886,850	$8,338,590	$14,412,877

Year ended December 31, 2007
Individual life	$14,160,258	$—	$291,960	$1,784,003	$974,451	$1,713,938	$3,010,914
Individual health	2,515,584	173,739	98,016	515,841	168,242	514,090	229,418
Group life and health	1,411,134	17,552	126,828	378,440	95,968	341,496	229,655
Annuity	26,856,767	—	13,440	5,598,533	2,973,662	7,349,370	1,825,963

	$44,943,743	$191,291	$530,244	$8,276,817	$4,212,323	$9,918,894	$5,295,950

Year ended December 31, 2006
Individual life	$14,023,333	$—	$258,262	$1,753,704	$926,193	$2,662,506	$3,132,589
Individual health	2,233,390	174,278	146,127	520,756	143,355	545,819	208,720
Group life and health	1,346,086	18,439	114,387	370,490	87,486	316,330	158,821
Annuity	31,243,597	—	11,137	4,891,121	3,122,820	6,260,196	880,869

	$48,846,406	$192,717	$529,913	$7,536,071	$4,279,854	$9,784,851	$4,380,999

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Life Insurance Company
Reinsurance
(Dollars in Thousands)
SCHEDULE IV

			Assumed		Percentage
		Ceded to	From		of Amount
	Gross	Other	Other	Net	Assumed
	Amount	Companies	Companies	Amount	to Net

Year ended December 31, 2008
Life insurance in force	$443,518,542	$837,623,161	$634,967,537	$240,862,918	264%

Premiums:
Individual life	2,471,167	2,071,576	1,545,571	1,945,162	79%
Individual health	573,587	205,331	133,450	501,706	27%
Group life and health	422,904	83,809	31,552	370,647	9%
Annuity	9,841,785	5,242,316	100,860	4,700,329	2%

	$13,309,443	$7,603,032	$1,811,433	$7,517,844	24%

Year ended December 31, 2007
Life insurance in force	$462,923,158	$743,762,690	$569,426,330	$288,586,798	197%

Premiums:
Individual life	$3,996,462	$3,597,084	$1,384,624	$1,784,002	78%
Individual health	592,260	215,035	138,616	515,841	27%
Group life and health	456,124	142,726	65,043	378,441	17%
Annuity	6,432,725	1,241,063	406,871	5,598,533	7%

	$11,477,571	$5,195,908	$1,995,154	$8,276,817	24%

Year ended December 31, 2006
Life insurance in force	$464,208,866	$654,906,658	$472,895,448	$282,197,656	168%

Premiums:
Individual life	$4,048,832	$3,084,932	$789,804	$1,753,704	45%
Individual health	593,920	188,276	115,112	520,756	22%
Group life and health	466,422	150,289	54,357	370,490	15%
Annuity	5,336,017	1,101,616	656,720	4,891,121	13%

	$10,445,191	$4,525,113	$1,615,993	$7,536,071	21%

Part C: Other Information
Item 26. Exhibits
(a)	Board of Directors Resolution**

(b)	Custodian Agreements (Not Applicable)

(c)	Underwriting Contracts
i.	a.	Amended and Restated Principal Underwriting Agreement [2]
b.	Amendment to Underwriting Agreement [7]

c.	Amendment No. 8 and Novation to Amended And Restated Principal Underwriting Agreement [13]
ii.	Selected Broker Agreement [7]
a.	Selected Broker Agreement [13]
(d)	Contracts
i.	Specimen Variable Adjustable Life Insurance Policy**
a.	Specimen Variable Adjustable Life Insurance Policy (approved effective 1-1-09)[15]
ii.	Term Insurance Rider**

iii.	Experience Credits Rider [9]
(e)	Application**
i.	Application [13]
(f)	Depositor’s Certificate of Incorporation and By-Laws
i.	Articles of Incorporation of Transamerica Life Insurance Company [1]

ii.	By-Laws of Transamerica Life Insurance Company[1]
(g)	Reinsurance Contracts
i.	Reinsurance Treaty dated July 1, 2002 [5]
(h)	Participation Agreements
i.	a.	Participation Agreement regarding Fidelity Variable Insurance Products Fund [3]
b.	Participation Agreement regarding Fidelity Variable Insurance Products Fund II [3]

c.	Participation Agreement regarding Fidelity Variable Insurance Products Fund III [3]

d.	Amendment to Participation Agreement regarding Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund II [7]

e.	Amendment to Participation Agreement regarding Fidelity Variable Insurance Products Fund III[7]

f.	Amended and Restated Participation Agreement regarding Fidelity Variable Insurance Products Funds [12]

g.	Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Fidelity Variable Insurance Products Funds [13]
ii.	a.	Participation Agreement regarding PIMCO Variable Insurance Trust [7]
b.	Amendment to Participation Agreement regarding PIMCO Variable Insurance Trust[7]

c.	Amendment to Participation Agreement regarding PIMCO Variable Insurance Trust[7]

d.	Amendment to Participation Agreement regarding PIMCO Variable Insurance Trust [13]

e.	Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding PIMCO Variable Insurance Trust[13]
iii.	a.	Participation Agreement regarding T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. [7]
b.	Amendment to Participation Agreement regarding T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. [7]

c.	Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc. [13]
iv.	a.	Participation Agreement regarding Janus Aspen Series [4]
b.	Amendment to Participation Agreement regarding Janus Aspen Series [7]

c.	Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Janus Aspen Series. [13]
v.	a.	Participation Agreement regarding INVESCO Variable Investment Funds, Inc. [7]
b.	Amendment to Participation Agreement regarding INVESCO Variable Investment Funds, Inc. [7]
vi.	a.	Participation Agreement regarding Universal Institutional Funds, Inc. [7]
b.	Amendment to Participation Agreement regarding Universal Institutional Funds, Inc. [7]

c.	Amendment to Participation Agreement regarding Universal Institutional Funds, Inc. [7]

d.	Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Universal Institutional Funds Inc. [13]
vii.	a.	Participation Agreement regarding Vanguard Variable Insurance Funds [7]
b.	Amendment to Participation Agreement regarding Vanguard Variable Insurance Funds[7]

c.	Amendment to Participation Agreement regarding Vanguard Variable Insurance Funds[7]

d.	Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Vanguard Variable Insurance Funds [13]
viii.	a.	Participation Agreement regarding Royce Capital Fund [7]
b.	Amendment to Participation Agreement regarding Royce Capital Fund[7]

c.	Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Royce Capital Fund [13]
ix.	a.	Participation Agreement regarding Rydex Variable Trust [7]
b.	Amendment to Participation Agreement regarding Rydex Variable Trust[7]

c.	Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Rydex Variable Trust [13]
x.	Participation Agreement regarding Gateway Variable Insurance Trust [7]

xi.	Participation Agreement regarding First Eagle SoGen Variable Funds, Inc. [7]
a.	Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding First Eagle Variable Funds, Inc. [13]
xii.	Participation Agreement regarding Third Avenue Variable Insurance Trust [7]

2

a.	a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Third Avenue Variable Insurance Trust[13]
xiii.	a.	Participation Agreement regarding PBHG Insurance Series Fund [7]
b.	Amendment to Participation Agreement regarding PBHG Insurance Series Fund[7]

c.	Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Old Mutual Insurance Series Fund (formerly, PBHG Insurance Series Fund) [13]
xiv.	a. Participation Agreement regarding AIM Variable Insurance Funds[8]
b.	Amendment to Participation Agreement regarding AIM Variable Insurance Funds[9]

c.	Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding AIM Variable Insurance Funds[13]
xv.	Participation Agreement regarding Van Eck Worldwide Insurance Trust[9]
a.	Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Van Eck Worldwide Insurance Trust[13]
xvi.	Participation Agreement regarding American Funds Insurance Series[11]
a.	Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding American Funds Insurance Series[13]
xvii.	Participation Agreement regarding DWS Investments VIT Funds[13]
(a)	Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding DWS Investments VIT Funds[13]
xviii.	Participation Agreement regarding DFA Investment Dimensions Group Inc. funds. [14]
a.	Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding DFA Investment Dimensions Group Inc. funds. [14]
xix.	Participation Agreement regarding Ibbotson ETF Allocation Series [14]
a.	Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Ibbotson ETF Allocation Series [14]

b.	Amendment to Participation Agreement regarding Ibbotson ETF Allocation Series [14]
(i)	Administrative Contracts
i.	Third Party Administration and Transfer Agent Agreement [6]
(j)	Other Material Contracts (Not applicable)

(k)	Legal Opinion[7]

(l)	Actuarial Opinion (Not Applicable)

(m)	Calculation (Not Applicable)

(n)	Other Opinions

i.	Consent of Ernst & Young LLP*

ii.	Consent of Sutherland Asbill & Brennan LLP*

(o)	Omitted Financial Statements (Not Applicable)

(p)	Initial Capital Agreements (Not Applicable)

(q)	Redeemability Exemption
i.	Memorandum describing issuance, transfer and redemption procedures[7]
ii.	Memorandum describing issuance, transfer and redemption procedures dated February 1, 2005[10]
iii.	Memorandum describing issuance, transfer and redemption procedures[12]

3

iv.	Updated memorandum describing issuance, transfer and redemption procedures[16]
(r)	Power of Attorney
i.	Power of Attorney for Craig D. Vermie [13]
ii.	Power of Attorney for Arthur C. Schneider [13]

iii.	Power of Attorney for Brenda K. Clancy [13]

iv.	Power of Attorney for Eric J. Martin [13]
v.	Power of attorney for M. Craig Fowler[14]

vi.	Power of attorney for Mark W. Mullin[15]

vii.	Power of attorney for Kenneth Kilbane[15]

*	Filed herewith.

**	Incorporated herein by reference to Initial Filing of this Form N-6 registration statement filed on October 9, 2003. (File No. 333-109579)

[1]	Incorporated herein by reference to Initial Filing of Form N-4 registration statement filed on June 11, 2001. (File No. 333-62738)

[2]	Incorporated herein by reference to the Initial Filing of Form N-4 registration statement filed on August 29, 2002. (File No. 333-98891)

[3]	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 registration statement filed December 6, 1996. (File No. 333-07509)

[4]	Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-4 registration statement filed April 28, 2000. (File No. 333-26209)

[5]	Incorporated herein by reference to Post-Effective Amendment No. 12 to Form N-6 registration statement filed April 21, 2003. (File No. 333-57681)

[6]	Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-6 registration statement filed February 4, 2003. (File No. 333-57681)

[7]	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-6 registration statement filed January 16, 2004. (File No. 333-109579)

[8]	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form S-6 registration statement filed December 23, 1999. (File No. 333-87023)

[9]	Incorporated herein by reference to Post-Effective Amendment No. 1 to Form N-6 registration statement filed April 30, 2004. (File No. 333-109579)

[10]	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form N-6 registration statement filed February 24, 2005. (File No. 333-109579)

[11]	Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-6 registration statement filed April 29, 2005. (File No. 333-109579)

[12]	Incorporated herein by reference to Post-Effective Amendment No. 4 to Form N-6 registration statement filed April 27, 2006 (File No. 333-109579)

[13]	Incorporated herein by reference to Post-Effective Amendment No. 5 to Form N-6 registration statement filed April 27, 2007 (File No. 333-109579)

[14]	Incorporated herein by reference to Post-Effective Amendment No. 6 to Form N-6 registration statement filed April 28, 2008 (File No. 333-109579)

[15]	Incorporated herein by reference to Post-Effective Amendment No. 7 to Form N-6 registration statement filed October 31, 2008 (File No. 333-109579)

[16]	Incorporated herein by reference to Post-Effective Amendment No. 10 to Form N-6 registration statement filed July 10, 2009 (File No. 333-109579)

4

Item 27. Directors and Officers of the Depositor

	Principal Business
Name	Address	Position
Mark W. Mullin	(1)	Chief Executive Officer and Director
Kenneth Kilbane	(1)	Chairman of the Board and Director
Craig D. Vermie	(1)	General Counsel, Senior Vice President and Secretary
Arthur C. Schneider	(1)	Chief Tax Officer, Director and Senior Vice President
Brenda K. Clancy	(1)	Director and President
M. Craig Fowler	(1)	Treasurer and Vice President
Eric J. Martin	(1)	Corporate Controller and Vice President

(1)     4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001
Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Jurisdiction
	of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Academy Alliance Holdings Inc.	Canada	100% Creditor Resources, Inc.	Holding company

Academy Alliance Insurance Inc.	Canada	100% Creditor Resources, Inc.	Insurance

ADMS Insurance Broker (HK) Limited	Hong Kong	100% AEGON Direct Marketing Services Hong Kong Limited	Brokerage company

AEGON Alliances, Inc.	Virginia	100% Commonwealth General Corporation	Insurance company marketing support

AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company

AEGON Capital Management, Inc.	Canada	100% AEGON Canada Inc.	Portfolio management company/investment advisor

AEGON Derivatives N.V.	Netherlands	100% AEGON N.V.	Holding company

5

Jurisdiction
	of	Percent of Voting
Name	Incorporation	Securities Owned	Business
AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company

AEGON Direct Marketing Services International, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Marketing arm for sale of mass marketed insurance coverage

AEGON Direct Marketing Services Australia Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company

AEGON Direct Marketing Services e Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company

AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing

AEGON Direct Marketing Services Hong Kong Limited	China	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct Marketing Services Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing company

AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.

AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.

AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.	Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government

AEGON Direct Marketing Services (Thailand) Ltd.	Thailand	93% Transamerica International Direct Marketing Consultants, LLC; remaining 7% held by various AEGON employees	Marketing of insurance products in Thailand

AEGON DMS Holding B.V.	Netherlands	100% AEGON International B.V.	Holding company

AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing

AEGON Fund Management, Inc.	Canada	100% AEGON Canada Inc.	Mutual fund manager

AEGON Funding Company, LLC.	Delaware	100% AEGON USA, LLC	Issue debt securities-net proceeds used to make loans to affiliates

AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies

AEGON International B.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Life Insurance Agency	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance

AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (71.11%) ; Monumental Life Insurance Company (28.89%)	Investment vehicle for securities lending cash collateral

AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company

6

Jurisdiction
	of	Percent of Voting
Name	Incorporation	Securities Owned	Business
AEGON N.V.	Netherlands	22.95% of Vereniging AEGON Netherlands Membership Association	Holding company

AEGON Nederland N.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Nevak Holding B.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies

AEGON U.S. Holding Corporation	Delaware	100% Transamerica Corporation	Holding company

AEGON USA Investment Management, LLC	Iowa	100% AEGON USA, LLC.	Investment advisor

AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company

AEGON USA Realty Advisors, Inc.	Iowa	100% AUSA Holding Company	Administrative and investment services

AEGON USA Travel and Conference Services LLC	Iowa	100% Money Services, Inc.	Travel and conference services

AEGON USA, LLC	Iowa	100% AEGON U.S. Holding Corporation	Holding company

AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive

ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Fifteen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Five LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate

American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company

Ampac, Inc.	Texas	100% Commonwealth General Corporation	Managing general agent

ARC Reinsurance Corporation	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance

ARV Pacific Villas, A California Limited Partnership	California	General Partners — Transamerica Affordable Housing, Inc. (0.5%); Non-Affiliate of AEGON, Jamboree Housing Corp. (0.5%). Limited Partner: Transamerica Life Insurance Company (99%)	Property

Asia Business Consulting Company	China	100% Asia Investments Holdings, Limited

Asia Investments Holdings, Limited	Hong Kong	99% Transamerica Life Insurance Company	Holding company

AUSA Holding Company	Maryland	100% AEGON USA, LLC	Holding company

AUSACAN LP	Canada	General Partner — AUSA Holding Co. (1%); Limited Partner — AEGON USA, LLC (99%)	Inter-company lending and general business

Bay Area Community Investments I, LLC	California	70%Transamerica Life Insurance Company; 30% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

7

Jurisdiction
	of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated)	Insurance Agency

Canadian Premier Holdings Ltd.	Canada	100% AEGON DMS Holding B.V.	Holding company

Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company

Capital General Development Corporation	Delaware	2.64 shares of common stock owned by AEGON USA, LLC 18.79 shares of common stock owned by Commonwealth General Corporation	Holding company

CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, Inc.	Special purpose

CGC Life Insurance Company	Iowa	100% Commonwealth General Corporation	Insurance Company

Clark/Bardes (Bermuda) Ltd.	Bermuda	100% Clark, Inc.	Insurance agency

Clark, Inc.	Delaware	100% AUSA Holding Company	Holding company

Clark Consulting, Inc.	Delaware	100% Clark, Inc.	Financial consulting firm

Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, Inc.	Registered investment advisor

Clark Securities, Inc.	California	100% Clark Consulting, Inc.	Broker-Dealer

Commonwealth General Corporation	Delaware	100% AEGON U.S. Holding Corporation	Holding company

Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Marketing of credit card protection membership services in Canada

Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company

CRC Creditor Resources Canadian Dealer Network Inc.	Canada	100% Creditor Resources, Inc.	Insurance agency

CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency

Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance

CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company

CRI Credit Group Services Inc.	Canada	100% Creditor Resources, Inc.	Holding company

CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance

CRI Systems, Inc.	Maryland	100% Creditor Resources, Inc.	Technology

Diversified Actuarial Services, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting

Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Company	Registered investment advisor

Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer

Edgewood IP, LLC	Iowa	100% Transamerica Life Insurance Company	Limited liability company

FGH Eastern Region LLC	Delaware	100% FGH USA LLC	Real estate

FGH Realty Credit LLC	Delaware	100% FGH Eastern Region LLC	Real estate

FGH USA LLC	Delaware	100% RCC North America LLC	Real estate

FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate

FGP Burkewood, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Bush Terminal, Inc.	Delaware	100% FGH Realty Credit LLC	Real estate

FGP Franklin LLC.	Delaware	100% FGH USA LLC	Real estate

FGP Herald Center, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Heritage Square, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Islandia, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Merrick, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP West 32nd Street, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate

8

Jurisdiction
	of	Percent of Voting
Name	Incorporation	Securities Owned	Business
FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate

FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate

Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary

Financial Resources Insurance Agency of Texas	Texas	100% owned by Transamerica Financial Advisors, Inc.	Retail sale of securities products

First FGP LLC	Delaware	100% FGH USA LLC	Real estate

Flashdance, LLC	New York	100% Transamerica Life Insurance Company	Broadway production

Fourth & Market Funding, LLC	Delaware	Commonwealth General Corporation owns 0% participating percentage, but is Managing Member. Ownership: 99% Monumental Life Insurance Company and 1% Garnet Assurance Corporation II	Investments

Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments

Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments

Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments I, LLC	Delaware	100%Transamerica Life Insurance Company	Securities

Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities

Garnet Community Investments III, LLC	Delaware	100%Transamerica Life Insurance Company	Business investments

Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet LIHTC Fund I, LLC	Delaware	Members: Garnet Community Investments I, LLC (0.01%); Goldenrod Asset Management, Inc.—a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

9

Jurisdiction
	of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate(99.99%)	Investments

Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate(99.99%)	Investments

Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.(73.39%); Washington Mutual Bank (13.30%); NorLease, Inc. (13.30%)	Investments

Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Washington Mutual Bank, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

10

Jurisdiction
	of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Garnet LIHTC Fund XIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate (68.10%); Norlease, Inc., a non-AEGON affiliate (31.89%)	Investments

Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Washington Mutual Bank, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments

Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments

Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Security Life of Denver, a non-affiliate of AEGON (20.979%), ING USA Annuity and Life Insurance company, a non-affiliate of AEGON (12.999%), and ReliaStar Life Insurance Company, a non-affiliate of AEGON (66.012%).	Investments

Garnet LIHTC Fund XVIII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XIX, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XX, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXIII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXIV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXVI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXVII, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Gemini Investment, Inc.	Delaware	100% Transamerica Life Insurance Company	Investment subsidiary

11

Jurisdiction
	of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Global Preferred Re Limited	Bermuda	100% AEGON USA, LLC	Reinsurance

Innergy Lending, LLC	Delaware	50% World Financial Group, Inc.; 50% ComUnity Lending, Inc.(non-AEGON entity)	Lending

InterSecurities, Inc.	Delaware	100% AUSA Holding Co.	Broker-Dealer

Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Leases business equipment

Iowa Fidelity Life Insurance Co.	Arizona	Ordinary common stock is allowed 60% of total cumulative vote — AEGON USA, LLC. Participating common stock (100% owned by non-AEGON shareholders) is allowed 40% of total cumulative vote.	Insurance

JMH Operating Company, Inc.	Mississippi	100% Monumental Life Insurance Company	Real estate holdings

Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company

Life Investors Alliance, LLC	Delaware	100% Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities

Life Investors Financial Group, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary

LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.

LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company

LIICA Re II, Inc.	Vermont	100%Transamerica Life Insurance Company	Captive insurance company

Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding Co.	Trust company

Merrill Lynch Life Insurance Company	Arkansas	100% AEGON USA, LLC	Insurance company

ML Life Insurance Company of New York	New York	100% AEGON USA, LLC	Insurance company

Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies

Monumental General Administrators, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Provides management services to unaffiliated third party administrator

Monumental General Insurance Group, Inc.	Maryland	100% AUSA Holding Co.	Holding company

Monumental Life Insurance Company	Iowa	99.72% Capital General Development Corporation; .28% Commonwealth General Corporation	Insurance Company

nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary

National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services

NEF Investment Company	California	100% Transamerica Life Insurance Company	Real estate development

New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity

Oncor Insurance Services, LLC	Iowa	Sole Member — Life Investors Financial Group, Inc.	Direct sales of term life insurance

Penco, Inc.	Ohio	100% AUSA Holding Company	Record keeping

Pensaprima, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments

Peoples Benefit Services, Inc.	Pennsylvania	100% Stonebridge Life Insurance Company	Special-purpose subsidiary

Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

12

Jurisdiction
	of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Primus Guaranty, Ltd.	Bermuda	Partners are: Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON: XL Capital, Ltd. (34.7%); CalPERS/PCO Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.

Prisma Holdings, Inc. I	Delaware	100% AUSA Holding Company	Holding company

Prisma Holdings, Inc. II	Delaware	100% AUSA Holding Company	Holding company

Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance

Quantitative Data Solutions, LLC	Delaware	100% Transamerica Life Insurance Company	Special purpose corporation

RCC North America LLC	Delaware	100% AEGON USA, LLC	Real estate

Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: Transamerica Life Insurance Company (90.959%); Monumental Life Insurance Company (6.301%); Transamerica Financial Life Insurance Company (2.74%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (90.25%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (73.4%); Monumental Life Insurance Company (25.6%); Stonebridge Life Insurance Company (1%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Monumental Life Insurance Company (41.4%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (48.2%); Stonebridge Life Insurance Company (1%)	Real estate alternatives investment

Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

13

Jurisdiction
	of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Real Estate Alternatives Portfolio 5 NR, LLC	Delaware	Members are: Transamerica Life Insurance Company (75.000%); Monumental Life Insurance Company (20.000%); Western Reserve Life Assurance Co. of Ohio (3.333%); Stonebridge Life Insurance Company (1.667%). Manager: AEGON USA Realty Advisors, Inc.	Real estate investments

Real Estate Alternatives Portfolio 5 RE, LLC	Delaware	Members are: Transamerica Life Insurance Company (75.000%); Monumental Life Insurance Company (20.000%); Western Reserve Life Assurance Co. of Ohio (3.333%); Stonebridge Life Insurance Company (1.667%). Manager: AEGON USA Realty Advisors, Inc.	Real estate investments

Realty Information Systems, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Information Systems for real estate investment management

Retirement Project Oakmont	CA	General Partner: Transamerica Oakmont Retirement Associates, a CA limited partnership; Transamerica Life Insurance Company (limited partner); and Oakmont Gardens, a CA limited partnership (non-AEGON entity limited partner). General Partner of Transamerica Oakmont Retirement Associates is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartment complex

River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company

Second FGP LLC	Delaware	100% FGH USA LLC	Real estate

Selient Inc.	Canada	100% Canadian Premier Holdings Ltd.	Application service provider providing loan origination platforms to Canadian credit unions.

Separate Account Fund C	CA	100% Transamerica Life Insurance Company	Mutual Fund

Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate

Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Holding company

Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote — AEGON USA, LLC. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance

Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan

Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, LLC	Insurance company

Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation

Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company

Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company

14

Jurisdiction
	of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

TA Air XI, Corp.	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation

TAH-MCD IV, LLC	Iowa	100% Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership

TBK Insurance Agency of Ohio, Inc.	Ohio	100% owned by Transamerica Financial Advisors, Inc.;	Variable insurance contract sales in state of Ohio

TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property

TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

TCFC Employment, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Used for payroll for employees at Transamerica Finance Corporation

The AEGON Trust Advisory Board: Patrick J. Baird, Joseph B.M. Streppel, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	AEGON International B.V.	Voting Trust

The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate

TIHI Mexico, S. de R.L. de C.V.	Mexico	95% Transamerica International Holdings, Inc.; 5% Transamerica Life Insurance Company	To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them

Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company

Transamerica Affordable Housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership

Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements

Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns 23%.	Fund advisor

Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation

Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer

Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Consultora Y Servicios Limitada	Chile	95% Transamerica Life Insurance Company; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation

Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company

Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance

Transamerica Corporation (Oregon)	Oregon	100% Transamerica Corporation	Holding company

Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company

Transamerica Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.

Transamerica Distribution Finance — Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance

15

Jurisdiction
	of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing

Transamerica Financial Advisors, Inc.	Delaware	100% Transamerica International Holdings, Inc.	Broker/dealer

Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, LLC; 12.60% Transamerica Life Insurance Company	Insurance

Transamerica Financial Resources Insurance Agency of Alabama, Inc.	Alabama	100% Transamerica Financial Advisors, Inc.	Insurance agent & broker

Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund

Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing

Transamerica Holding B.V.	Netherlands	100% AEGON International B.V.	Holding company

Transamerica Home Loan	California	100% Transamerica Finance Corporation	Consumer mortgages

Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary

Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.

Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, LLC	Holding company

Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, LLC	Reinsurance

Transamerica Investment Management, LLC	Delaware	81.75% Transamerica Investment Services, Inc. as Original Member; 18.25% owned by Professional Members (employees of Transamerica Investment Services, Inc.)	Investment advisor

Transamerica Investment Services, Inc. (“TISI”)	Delaware	100% Transamerica Corporation	Holding company

Transamerica Investors, Inc.	Maryland	100% Transamerica Asset Management, Inc.	Open-end mutual fund

Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda — will primarily write fixed universal life and term insurance

Transamerica Life Canada	Canada	AEGON Canada Inc. owns 9,600,000 shares of common stock; AEGON International B.V. owns 3,568,941 shares of common stock and 184,000 shares of Series IV Preferred stock.	Life insurance company

Transamerica Life Insurance Company	Iowa	676,190 shares Common Stock owned by Transamerica International Holdings, Inc.; 86,590 shares of Preferred Stock owned by Transamerica Corporation; 30,415 shares of Preferred Stock owned by AEGON USA, LLC	Insurance

16

Jurisdiction
	of	Percent of Voting
Name	Incorporation	Securities Owned	Business
Transamerica Life Solutions, LLC	Delaware	Investors Warranty of America, Inc. — sole member	Provision of marketing, training, educational, and support services to life insurance professionals relating to the secondary market for life insurance, primarily through its affiliation with LexNet, LP, a life settlements marketplace.

Transamerica Minerals Company	California	100% Transamerica Realty Services, LLC	Owner and lessor of oil and gas properties

Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties

Transamerica Oakmont Retirement Associates	California	General Partner is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartments

Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Transamerica Life Insurance Company	Life insurance

Transamerica Pyramid Properties LLC	Iowa	100% Transamerica Life Insurance Company	Realty limited liability company

Transamerica Re Consultoria em Seguros e Servicos Ltda	Brazil	95% Transamerica Life Insurance Company; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting

Transamerica Realty Investment Properties LLC	Delaware	100% Transamerica Life Insurance Company	Realty limited liability company

Transamerica Realty Services, LLC	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate investments

Transamerica Retirement Management, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life Insurance and underwriting services

Transamerica Securities Sales Corporation	Maryland	100% Transamerica International Holdings, Inc.	Broker/Dealer

Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Trailer Leasing AG	Switzerland	100% Transamerica Leasing Holdings, Inc.	Leasing

Transamerica Trailer Leasing Sp. Z.O.O.	Poland	100% Transamerica Leasing Holdings, Inc.	Leasing

Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing

Unicom Administrative Services, Inc.	Pennsylvania	100% Commonwealth General Corporation	Provider of administrative services

United Financial Services, Inc.	Maryland	100% AEGON USA, LLC	General agency

Universal Benefits Corporation	Iowa	100% AUSA Holding Co.	Third party administrator

USA Administration Services, Inc.	Kansas	100% Transamerica Life Insurance Company	Third party administrator

Valley Forge Associates, Inc.	Pennsylvania	100% Commonwealth General Corporation	Furniture & equipment lessor

Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, LLC	Insurance

Westport Strategies, LLC	Delaware	AUSA Holding Company — sole Member	Provide administrative and support services, including but not limited to plan consulting, design and administration in connection with retail insurance brokerage business as carried on by producers related to corporate-owned or trust-owned life insurance policies

WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China

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Jurisdiction
	of	Percent of Voting
Name	Incorporation	Securities Owned	Business
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing

WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency

WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency

WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Reinsurance Limited	Bermuda	100% World Financial Group, Inc.	Reinsurance

WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer

World Financial Group Holding Company of Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company

World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency

World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company

World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing

World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-dealer

Zahorik Company, Inc.	California	100% AUSA Holding Co.	Inactive

Zero Beta Fund, LLC	Delaware	Members are: Transamerica Life Insurance Company (74.0181%); Monumental Life Insurance Company (23.6720%); Transamerica Financial Life Insurance Company (2.3097%). Manager: AEGON USA Investment Management LLC	Aggregating vehicle formed to hold various fund investments.
Item 29. Indemnification
The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies producers for determining when indemnification payments can be made.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or

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controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriters
(a) Transamerica Capital, Inc. serves as the principal underwriter for:
Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA W, Separate Account VA X, Separate Account VA Y; Separate Account VA Z, Separate Account VA EE, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VUL-3, Separate Account VUL A, Separate Account VL; Separate Account VUL-1; Separate Account VUL-2; Separate Account VUL-4; Separate Account VUL-5; Separate Account VUL-6; and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.
Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA GNY, Separate Account VA HNY, Separate Account VA QNY, Separate Account VA WNY, Separate Account VA YNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.
Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.
Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA WM, and Separate Account VL E. This account is a separate account of Monumental Life Insurance Company.
Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable

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Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Merrill Lynch Life Insurance Company.
Transamerica Capital, Inc. also serves as principal underwriter for ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of ML Life Insurance Company of New York.
Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds and Transamerica Investors, Inc.

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(b) Directors and Officers of Transamerica Capital, Inc.:

	Principal
Name	Business Address	Position and Offices with Underwriter
John T. Mallett	(1)	Director

Mark W. Mullin	(1)	Director

Lon J. Olejniczak	(1)	Chief Executive Officer and Director

Michael W. Brandsma	(2)	Director, President and Chief Financial Officer

Blake S. Bostwick	(2)	Chief Operations Officer

David R. Paulsen	(2)	Executive Vice President

Michael G. Petko	(2)	Executive Vice President

Anne M. Spaes	(3)	Executive Vice President and Chief Marketing Officer

Courtney John	(2)	Chief Compliance Officer and Vice President

Frank A. Camp	(1)	Secretary

Elizabeth Belanger	(6)	Assistant Vice President

Amy J. Boyle	(4)	Assistant Vice President

John Fischer	(4)	Assistant Vice President

Clifton W. Flenniken, III	(5)	Assistant Vice President

Dennis P. Gallagher	(4)	Assistant Vice President

Karen D. Heburn	(4)	Vice President

Wesley J. Hodgson	(2)	Assistant Vice President

Kyle A. Keelan	(4)	Assistant Vice President

Christy Post-Rissin	(4)	Assistant Vice President

Brenda L. Smith	(4)	Assistant Vice President

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	Principal
Name	Business Address	Position and Offices with Underwriter
Darin D. Smith	(1)	Assistant Vice President

Arthur D. Woods	(4)	Assistant Vice President

Amy Angle	(3)	Assistant Secretary

Tamara D. Barkdoll	(2)	Assistant Secretary

Erin K. Burke	(1)	Assistant Secretary

(1)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001

(2)	4600 S Syracuse St, Suite 1100, Denver, CO 80237-2719

(3)	400 West Market Street, Louisville, KY 40202

(4)	570 Carillon Parkway, St. Petersburg, FL 33716

(5)	1111 North Charles Street, Baltimore, MD 21201

(6)	4 Manhattanville Rd., Purchase, NY 10577
(c) Compensation to Principal Underwriter:

	Net Underwriting
	Discounts and	Compensation on	Brokerage
Name of Principal Underwriter	Commissions	Redemption	Commissions	Compensation
Transamerica Capital, Inc. (1)	$1,386,751	None	N/A	N/A

(1)	Fiscal Year 2008
Item 31. Location of Accounts and Records
All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Transamerica Life Insurance Company, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499.
Item 32. Management Services (Not Applicable)
Item 33. Fee Representation
Transamerica Life Insurance Company (“Transamerica Life”) hereby represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Life.

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SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Cedar Rapids, and State of Iowa, on the 23rd day of December, 2009.

TRANSAMERICA CORPORATE SEPARATE ACCOUNT SIXTEEN (Registrant)
By
	Name:	Brenda Clancy*
	Title:	President

TRANSAMERICA LIFE INSURANCE COMPANY (Depositor)
By
	Name:	Brenda Clancy*
	Title:	President

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Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Mark W. Mullin*	Chief Executive Officer and Director	12-23-09

	Chairman of the Board and Director	12-23-09
Kenneth Kilbane*

	Senior Vice President, Secretary and General Counsel	12-23-09
Craig D. Vermie*

	Director, Senior Vice President and Chief Tax Officer	12-23-09
Arthur C. Schneider*

	Director and President	12-23-09
Brenda K. Clancy*

	Treasurer and Vice President	12-23-09
M. Craig Fowler*

Eric J. Martin*	Corporate Controller and Vice President	12-23-09

/s/ Karen J. Epp
*Signed by Karen J. Epp as Attorney in Fact

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EXHIBIT INDEX
Item 26(n) Other Opinions
     i. Consent of Ernst & Young LLP
     ii. Consent of Sutherland Asbill & Brennan LLP

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